MAXIM SERIES FUND, INC.

                             8515 EAST ORCHARD ROAD

                            ENGLEWOOD, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

What a difference a year makes! After rising 85.6% in 1999, the NASDAQ Composite was down 39.2% for the year 2000. The S&P 500, up 19.5% in 1999, was down 9.1% in 2000. Value stocks were the one bright spot in the equity markets. The S&P BARRA Value Index was up 6.07% for the year.

The Federal Reserve Board maintained its tightening bias through most of 2000, raising the Federal Funds Rate to 6.50%, from 5.50% at year-end 1999. It has been successful in slowing the economy from a blistering 5.0% growth rate to a more sustainable 2.0 - 2.5% forecasted rate for 2001. The question now is whether the Fed can achieve its goal of a soft landing for the economy.

The outlook for fiscal policy has changed dramatically as Chairman Greenspan has indicated a change of opinion regarding his view on tax cuts. Now it seems the only questions are how large will the tax cuts be and when will they come.

The three major international influences on the capital markets have been the major drop in the Euro, the hike in oil prices and the continued lack of political leadership concerning much needed banking reform in Japan. With the Euro dropping to US $.82 and oil climbing up to US $35.00, European oil importers were hit twice as hard as U.S. importers. In Japan, bankers are struggling with an ever increasing load of bad debt. Rather than face their problems head on, with an institution similar to the U.S. Resolution Trust Company (RTC), they seem to prefer stalling and putting off their problems.

Historically lower rates have meant higher stock prices. One thing which could become a trip wire for the global markets would be a regional financial crisis such as in Japan or some of the emerging markets.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying, developing an overall strategy and sticking with it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services on certain portfolios: Ariel Capital Management, Inc., Founders Asset Management, Inc. INVESCO Funds Group, Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, Inc. and T. Rowe Price Associates, Inc.

Maxim Series Fund offers a wide variety of investment options. Following is a review of those Portfolios, for the period ending December 31, 2000.

This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanies by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

Maxim Ariel Small-Cap Value Portfolio

For the quarter ended December 31, 2000, the Portfolio experienced a strong gain. On the surface, this gain masks the stock market's significant volatility over the last three months. Yet the disparate returns of the small cap benchmark certainly paint a more complete picture. Specifically, during the quarter, the more aggressive small cap issues of the Russell 2000 Index fell -6.91% while the more conservative stocks of the Russell 2000 Value Index rose +8.11%.

And so it seems with the new millennium came new stock market leadership - - an about-face from this time last year, when traditional value managers like Ariel were practically annihilated by a "new economy" stock rally and publicly scorned for clinging to a time-tested - - derided as "old" - - investment principles. But with the passing of just 12 short months, today's investment environment is notably different - - perhaps best summed by a short statement in Barron's which read, "In 2000 - - more specifically the last 10 months of the year . . . value stocks and smaller companies rose form the debris of the busted Nasdaq pheonoms
 . . .." Stock market  returns for the year ended December 31, 2000 are a case in point: Russell 2000 Index -3.02% versus Russell 2000 Value Index +22.83%. Over the long-term, our results have proven that a conservative and disciplined approach to investing is a sound strategy.

Line graph:
               Maxim Ariel Small-Cap Value  Russell 2000 Index
                      10,000.00                    10,000.00
1993                  10,342.00                    10,236.72
1994                  10,054.49                    10,086.24
1995                  11,613.94                    12,954.77
1996                  13,697.49                    15,097.19
1997                  17,513.61                    18,453.49
1998                  18,963.73                    18,040.57
1999                  17,863.84                    21,876.00
2000                  22,624.55                    21,215.34

Portfolio inception:  12/01/93
Past performance is not predictive of future results.

Maxim Ariel Small-Cap Value
Total Return
One Year              26.65%
Five Years            14.27%
Since Inception       12.23%

                       Maxim Ariel MidCap Value Portfolio

For the quarter ended December 31, 2000, the Portfolio posted good gains which, on the surface, masks the stock market's significant volatility over the last three months. Yet, the disparate returns of the mid cap benchmarks certainly paint a more complete picture. Specifically, during the quarter, the more aggressive issues of the Russell MidCap Index fell -3.59% while the more conservative stocks of the Russell Midcap Value Index rose +9.44%.

And so it seems with the new millennium came new stock market leadership - - an about-face from this time last year, when traditional value managers like Ariel were practically annihilated by a "new economy" stock rally and publicly scorned for clinging to a time-tested - - derided as "old" - - investment principles. But with the passing of just 12 short months, today's investment environment is notably different - - perhaps best summed by a short statement in Barron's which read, "In 2000 - - more specifically the last 10 months of the year . . . value stocks and smaller companies rose form the debris of the busted Nasdaq pheonoms
 . . .." Stock market  returns for the year ended December 31, 2000 are a case in point: Russell Midcap Index +8.25% versus Russell Midcap Value Index +19.18%. As a means of comparison, the Portfolio outperformed the return of the average mid cap value mutual funds as reported by Lipper Analytical Services. Over the long-term our returns have proven that a conservative and disciplined approach to investing is a sound strategy.

Line graph:

                  Maxim Ariel MidCap        Russell MidCap
                  Value Portfolio           Index
                  10,000.00                 10,000.00

1994              11,086.00                 9,562.59
1995              14,023.79                 12,598.66
1996              14,859.61                 14,690.35
1997              16,783.93                 18,608.86
1998              22,451.86                 20,157.10
1999              22,510.23                 23,831.74
2000              26,717.40                 25,797.86

Portfolio Inception:  01/01/94
Past performance is not predictive of future results.

Maxim Ariel MidCap Value Portfolio
Total Return
One Year              18.69%
Five Years            13.75%
Since Inception       15.07%

                              Maxim Bond Portfolio

For bonds, 2000 was a year of strong returns. The yield on the 5-year U. S. Treasury fell 1.37% during the year resulting in a total return of 11.57%. The yield on the benchmark 10-year U. S. Treasury decreased 1.33% during the year providing a total return of 14.45%. However, U. S. Treasuries outperformed all other sectors of the bond market. The Portfolio under-performed due to its diversified portfolio and exposure to the weaker corporate bond market. The Bond Portfolio's agency sector investments performed well, as did the Portfolio's exposure to mortgage backed securities.



Line graph:

                  Maxim Bond Portfolio      Lehman Aggregate    Lehman
                                            Bond  Index         Intermediate

                                                                Govt/Corp Index

                  10,000.00                 10,000.00           10,000.00
1991              11,470.00                 11,600.30           11,462.00
1992              12,185.73                 12,458.95           12,283.83
1993              13,228.83                 13,673.58           13,363.57
1994              12,916.63                 13,274.86           13,105.66
1995              14,881.24                 15,727.25           15,114.75
1996              15,515.19                 16,298.31           15,726.90
1997              16.612.11                 17,871.75           16,964.61
1998              17,716.81                 19,424.09           18,396.42
1999              17,668.98                 19,264.81           18,468.17
2000              19,002.99                 21,505.31           20,337.15

Portfolio Inception:  02/25/82
Past performance is not predictive of future results.

Maxim Bond Portfolio
Total Return

One Year              7.55%
Five Years            5.01%
Ten Years             6.63%

                           Maxim Bond Index Portfolio

In July 1999 the performance objective and name of the Maxim Investment Grade Corporate Bond Portfolio were changed. The portfolio was renamed the Maxim Bond Index Portfolio. The investment objective of Portfolio is to seek investment results which track the total return of the Lehman Aggregate Bond Index ("the Lehman Aggregate"). The Lehman Aggregate is designed to replicate the performance of the domestic fixed rate bond market. The Index includes: government and corporate securities, mortgage pass-through securities and asset-backed securities. The Lehman Aggregate contains 6,097 securities worth $6.0 trillion. Using sampling techniques, the Portfolio is invested to match the relevant attributes of the Lehman Aggregate; these include investment type, duration and quality. The Portfolio may hold money market instruments to maintain liquidity or for temporary defensive purposes. The proportion of the Portfolio's assets that may be invested in the securities of a single issuer is limited. The Portfolio may also be invested in index futures or options on a limited basis as a means of emulating the Lehman Aggregate. The Portfolio is designed to meet the needs of the investor who wishes to participate in the overall performance of the investment grade sector.

The Portfolio grew from $133.5 million in 1999 to $148.0 million at December 31, 2000. Cash inflows were first invested in the most heavily weighted sectors of the Index, Treasuries and Mortgage-Backed Securities ("AAA" securities), and selectively invested in remaining sectors as opportunities arose. The Portfolio's tracking error, defined as the total return of the Portfolio minus the total return of the Lehman Aggregate, for 2000 was +21 basis points (.21%). The fund had strong outperformance in virtually all of its sectors due to the interest rate and corporate bond environment. As interest rates significantly declined during the year, the Portfolio benefited from an overall longer-duration treasury security mix. Additionally, the corporate bond market had one of its worst years, owing to economic concerns and widespread debt rating downgrades. Two factors contributed to the Portfolio's excess corporate sector returns: a deliberate underweighting in the asset class and not holding the problematic names that were represented in the Lehman Aggregate Index.

Line graph:

                  Maxim Bond Index Portfolio       Lehman Aggregate  Bond Index
                  10,000.00                              10,000.00
1992              10,127.00                              10,145.70
1993              11,034.38                              11,134.80
1994              10,686.80                              10,810.11
1995              12,472.56                              12,807.17
1996              12,862.95                              13,272.20
1997              13,744.06                              14,553.50
1998              14,717.14                              15,817.62
1999              14,671.52                              15,687.91
2000              16,326.47                              17,512.42

Portfolio Inception:  12/01/92
Past performance is not predictive of future results.

Maxim Bond Index Portfolio
Total Return
One Year              11.28%
Five Years            5.54%
Since Inception       6.26%


                  Maxim Loomis Sayles Corporate Bond Portfolio

The year 2000 began with the economy growing strongly, consumer confidence high, stock market indexes reaching new highs, and the Federal Reserve pursuing tighter monetary policy to stave off inflation. This tighter monetary policy concluded on May 16 when the Federal Reserve raised rates by 50 basis points. The year ended quite differently. With economic growth slowing dramatically, consumer sentiment sharply declining, earnings disappointments, stock market weakness and layoffs increasing there were widespread expectations that the Federal Reserve would ease monetary policy to help prevent a "hard landing." Given the decline in the economy over the course of the year interest rates fell sharply. This led to very strong returns for U.S. Treasuries with most other sectors of the fixed securities market unable to keep pace.

During the course of the year, 10-year Treasuries fell 168 basis points and 5-year Treasuries fell 175 basis points. Correspondingly, the return for the
Lehman Government Index was unusually high at 13.23%. Unusual because the 10-year average annual return for this Index is 7.92%. U.S. Treasury bonds benefited from many factors including: a federal budget surplus which led to the buyback of $30 billion in government securities and lowered expectations of future government borrowing, signs of slowing economic growth, and a growing belief that the Federal Reserve was poised to cut interest rates. The investment grade corporate bond market also posted positive returns but lagged the return of government securities. The Lehman BBB rated index was up 7.41% for the year. Comparatively, the 10-year average annual return for the Lehman BBB rated index was 8.7%. Moving down the credit spectrum to the high yield market, the widening of corporate spreads and, therefore, underperformance, was more pronounced. Concerns about the negative impact a slowing economy would have on the credit quality of below investment grade credits, poor liquidity, and continued outflows from high yield mutual funds all contributed to a decline in prices on many high yield bonds. The Lehman high yield index produced a return of -5.86%. This compares with a 10-year average annual return of +11.16%. Loomis Sayles believes the widening of corporate bond spreads and, therefore, underperformance of corporate bonds relative to Treasuries was overdone particularly when you consider some of the long-term average returns previously mentioned. Furthermore, as liquidity improves and the Federal Reserve moves to an easing of monetary policy we expect the corporate bond market to outperform. In fact, this was the case in December and the corporate bond market is off to a strong start in the new year.

As 2001 begins, Loomis Sayles feels the Portfolio is well-positioned to take advantage of an attractive corporate bond market. Their current belief is that the economy will slow down from what was a very strong pace but with the help of monetary and fiscal policy a "hard landing" may be avoided. Liquidity has also improved significantly in the corporate bond market since early December. Loomis Sayles intends to maintain its philosophy of investing in securities which offer broad diversification, strong call protection, and good relative yield advantage as identified by their experienced credit research department. Loomis Sayles is optimistic about 2001 results.

Line graph:

   Maxim Loomis Sayles Corporate Bond Portfolio    Merrill Lynch Govt/Corp Index
                 10,000.00                                       10,000.00
1994             9,853.00                                        10,053.70
1995             12,827.62                                       11,969.94
1996             14,156.56                                       12,317.90
1997             15,954.45                                       13,522.59
1998             16,501.68                                       14,810.75
1999             17,305.32                                       14,506.54
2000             18,101.36                                       16,234.27

Portfolio Inception:  11/01/94
Past performance is not predictive of future results.

Maxim Loomis Sayles Corporate Bond Portfolio
Total Return

One Year               4.60%
Five Years             7.14%
Since Inception       10.11%

                         Maxim Index European Portfolio

The large cap portion of the FTSE World European Index was down 11.12% for the year ending December 29, 2000. The most significant factor in this downturn was the continued slide of the Euro. With the increase in US Dollar denominated oil prices, Europe was hit with a double negative regarding inputs for products derived from oil. There was also a similar downturn in Europe as in the U.S. in technology and telecomm stocks. Consumer durables and energy were two of a few sectors with positive returns.

Line graph:

                  Maxim Index               Financial Times/S&P
                  European Portfolio        Large-Cap European

                                      Index

                  10,000.00                 10,000.00
1999              11,844.00                 12,028.63
2000              10,446.41                 10,890.72

Portfolio Inception:  07/26/99
Past performance is not predictive of future results.

Maxim Index European Portfolio
Total Return
One Year              -11.80%
Since Inception         2.96%

                   MAXIM FOUNDERS GROWTH AND INCOME PORTFOLIO

The second half of 2000 proved to be just as challenging as the first, resulting in one of the more disappointing years for large-cap growth companies in recent history. In fact, the NASDAQ dropped -39.29% for the year, its steepest annual decline ever, and the Standard & Poor's 500 Index fell -9.12% during the same period, its poorest showing since 1977.

Although the Portfolio outperformed the majority of its peers and its benchmarks in the first and third quarters, it was unable to do so in the second and fourth quarters of the year, and the Portfolio finished 2000 in negative territory. Indeed, investors' defensive mood seemed to only gain momentum as the year progressed. Unfortunately, the Portfolio was caught in the downdraft--more so than its peers due to Founder's emphasis on growth stocks, which were hit the hardest in 2000. The Portfolio's heavy weight in the technology sector was another drain on performance, with even first-tier blue-chip companies giving up significant ground.

Founders was, however, encouraged by strong performances from the Portfolio's holdings in the healthcare sector. Furthermore, a large number of companies in the Portfolio reported excellent earnings and stable fundamentals. In Founders' opinion, with continued investment in firms with these qualities, the Portfolio may benefit in the long term, as stock prices have historically followed earnings over time.

Line graph:

                  Maxim Founders            S&P 500            Lipper Growth &
                  Growth & Income           Index              Income Index
                  Portfolio
                  10,000.00                 10,000.00          10,000.00
1997              10,316.00                 11,057.68          10,860.00
1998              12,157.41                 14,217.81          13,384.95
1999              13,985.88                 17,209.52          14,972.47
2000              11,244.65                 15,642.77          15,030.86

Portfolio Inception:  07/01/97
Past performance is not predictive of future results.

Maxim Founders Growth & Income Portfolio
Total Return
One Year              -19.06%
Since Inception         3.41%


Maxim Global Bond Portfolio

2000 was a successful year for global bonds, with the Salomon Smith Barney World Government Bond Index (hedged to USD) returning 10.66%, significantly ahead of comparable equity benchmarks. The Maxim Global Bond Fund achieved a gross return of 10.90% over the period, representing an outperformance of 0.24%. The investment strategy is based on Pareto Partners' Global Bond model, which is a value-based approach using sophisticated knowledge based systems to process a wide range of economic data in order to identify attractive real yields in global bond markets. The strategy draws on three separate sources of return: bond market selection, bond maturity selection and currency selection.

The Maxim Global Bond Portfolio began the year with overweight positions in European bond markets offsetting an underweight exposure to the Japanese market. Within the Dollar bloc, significant positions were taken in Australia and New Zealand. As the year progressed, European market exposure was reduced in order to increase the US allocation and become more neutral in Japan. By the end of the year, the Portfolio was well positioned to take advantage of the slowdown in US economic growth, with an overweight exposure to the US Treasury bond market. Over the year, the value added by successful bond market selection was 0.88%. An additional outperformance of 0.79% was achieved as a result of the decision to hold a longer portfolio duration than the benchmark throughout the period.

Tactical currency positions were taken on the basis of Pareto's analysis of economic factors driving exchange rates. In early 2000, Sterling, the Euro and the Japanese Yen appeared to offer the most attractive returns. As the year progressed, the Sterling exposure was shifted in the Canadian Dollar and Swedish Krona, while the Euro and Yen positions were maintained. These decisions had a negative impact on portfolio performance, however, the Maxim Global Bond Portfolio was protected by Pareto's Currency Risk Management strategy. This ensured that currency losses were limited to 1.43% for the year. Furthermore, significant gains began to accrue to the Portfolio when the Euro finally strengthened sharply in December 2000.

In summary, the Portfolio's performance was a result of successful bond market selection and well-judged yield curve positioning. Currency losses were limited by efficient risk management, and these positions turned sharply positive at the end of the year.

Line graph:

                  Maxim Global Bond         Salomon Smith
                  Portfolio                 Barney World Govt.
                                      Index

                  10,000.00                 10,000.00
1999              9,875.00                  10,134.57
2000              10,765.73                 11,219.18

Portfolio Inception:  07/26/99
Past performance is not predictive of future results.

Maxim Global Bond Portfolio
Total Return
One Year               9.02%
Since Inception        5.04%


                          Maxim Growth Index Portfolio

After being the performance engine for 1999, large-cap tech stocks were hammered in 2000. The S&P BARRA Growth Index topped out at 953.77 in March before going on a steady downward move to close at 687.55. The index was down 22.08% on a total return basis for the year. Pharmaceuticals, semiconductors, optical equipment and data storage were bright spots in the growth style for 2000.

Line graph:

                  Maxim Growth              S&P/BARRA   Growth
                  Index Portfolio           Index
                  10,000.00                 10,000.00

1993              10,079.00                 10,594.16
1994              10,273.52                 10,885.47
1995              13,899.05                 15,019.28
1996              16,970.74                 18,620.65
1997              21,936.38                 25,421.26
1998              30,114.26                 36,125.62
1999              38,205.97                 46,330.02
2000              29,663.11                 36,100.35

Portfolio Inception:  12/01/93
Past performance is not predictive of future results.

Maxim Growth Index Portfolio
Total Return
One Year              -22.36%
Five Years             16.38%
Since Inception        16.60%

                            Maxim Index 400 Portfolio

While large cap tech stocks have foundered over the last year, mid-cap techs have been a major reason for the positive performance of the S&P 400 Mid-Cap Index. Also, the traditional value oriented financial and industrial mid-cap sectors made significant contributions. The S&P 400 Mid-Cap Index peaked at a level of 548.60 in early September before closing at 516.76 at the end of the year. On a total return basis the index was up 17.51% for the year.

Line graph:

                  Maxim Index               S&P 400
                  400 Portfolio             MidCap Index
                  10,000.00                 10,000.00
1999              10,730.00                 10,949.00
2000              12,531.57                 12,866.17

Portfolio Inception:  07/26/99
Past performance is not predictive of future results.

Maxim Index 400 Portfolio
Total Return
One Year              16.79%
Since Inception       16.23%

                            Maxim Index 600 Portfolio

The S&P 600 Index closed at 219.59 on December 29, 2000. This was close to its high of 225.12 in September. The low for the year was 185.32 on April 14. Small cap exploration, production and drilling stocks were a big contributor to a total return of 11.81% return for the S&P 600 index. Also, while large-cap techs were tanking, a lot of the small-cap techs helped support this index. The value style portion of the index has done relatively well as growth stocks had their P/E's trimmed. Going forward, one of the main questions will be whether or not large-cap investors continue to look for alternatives.

Line graph:

                  Maxim Index               S&P 600 Index
                  600  Portfolio
                  10,000.00                 10,000.00

1993              10,121.00                 10,248.00
1994              9,646.33                  9,757.84
1995              12,177.52                 12,679.33
1996              14,040.68                 15,380.57
1997              16,989.22                 19,315.53
1998              16,720.79                 19,062.50
1999              18,702.21                 21,427.01
2000              20,619.19                 23,955.40

Portfolio Inception:  12/01/93
Past performance is not predictive of future results.

Maxim Index 600 Portfolio
Total Return
One Year              10.25%
Five Years            11.11%
Since Inception       10.76%

                 Maxim Templeton International Equity Portfolio

The year 2000 posed great hurdles for most equity investors all over the world. Macroeconomics played a part, but we believe that last year's difficulties had a lot to do with the unrealistic expectations that were built into the world's stock markets. Despite a challenging investment environment, the Portfolio performed well in comparison to relevant benchmarks. A market dynamic favoring "value" over "growth" stocks helped the Portfolio. Underweighting Japanese equities and not holding several large European telecom stocks whose prices collapsed during the year also helped - - in portfolio management deciding what not to do is just as important as deciding what to do.

Looking forward, Templeton believes there are good reasons to feel optimistic. They believe that if investors continue to place greater emphasis on earnings and valuations, the Portfolio's current holdings, which Templeton believes to be one of the most undervalued collections of securities they have ever held, should benefit.

Line graph:

                  Maxim Templeton           MSCI EAFE
                  International Equity      Index
                  Portfolio
                  10,000.00                 10,000.00

1993              10,119.00                 10,702.00
1994              10,732.21                 11,568.86
1995              11,690.60                 12,865.73
1996              13,980.79                 13,689.14
1997              14,259.00                 13,976.61
1998              13,546.05                 16,818.05
1999              17,597.68                 21,409.38
2000              17,886.28                 18,428.62

Portfolio Inception:  12/01/93
Past performance is not predictive of future results.

Maxim Templeton International Equity Portfolio
Total Return

One Year               1.64%
Five Years             8.87%
Since Inception        8.55%


                  Maxim Loomis Sayles Small-Cap Value Portfolio

In this past year, the stock market continued its trend of extraordinary volatility. However, the dramatic shifts and uncertainties in the market proved to be fertile ground for the disciplined small-cap value investor. The Portfolio benefited from these conditions and strong stock selection to produce a strong return in 2000. These results surpassed its performance benchmarks. The Russell 2000 return was -3.0% and the Russell 2000 Value Index return was +22.8%.

Loomis Sayles believes a number of fundamentals drove the rotation toward small-cap value stocks. Federal Reserve interest rate hikes early in the year created a more difficult credit environment that coincided with the realization that many "new economy" companies had business models with limited prospects for profitability. Investors viewed these developments as suggesting a cyclical peak in technology demand, which has subsequently been borne out by events. The observation of moderating growth drew increased attention to the historically wide valuation gap between large cap and small cap stocks and also between growth and value stocks.

In this environment, the solid performance of the Portfolio was achieved due to a number factors. The most important factor was specific stock selection. Loomis Sayles continued to maintain its discipline of being fully diversified across all major industries, however their individual stock selection was strong across virtually all sectors. The most significant relative contribution came from the consumer and financial service sectors. In both of these areas, an emphasis on companies with strong earnings visibility led to strong results as the economy slowed, consumer confidence began to wane, and credit quality began to deteriorate. The Portfolio also benefited from merger and acquisition activity as it experienced the announced or completed merger of more than fifteen of its holdings in calendar 2000, often at significant premiums to previous trading levels. Loomis Sayles believes the high level of merger activity in the Portfolio validates its methodology of seeking high-quality, small companies selling at relatively low valuations. Finally, Loomis Sayles took advantage of the decline in value stocks early in 2000, to purchase higher quality companies than are typically available to a disciplined value investor. As a result, the number of holdings were reduced from 200 to 150 by eliminating companies with weaker fundamentals and focusing on companies with strong market niches as reflected in higher growth rates and asset efficiency ratios. These companies performed relatively better as the economy began to weaken in late 2000.

While the primary lesson this volatile market has taught us the last two years is the benefit of diversification, Loomis Sayles believes the outlook for small cap stocks remains positive. The valuation disparity between large cap and small cap stocks still exists. In addition, the heightened pace of mergers and acquisitions have demonstrated that valuation does matter. Finally, small cap stocks have historically done very well in periods of declining interest rates. Loomis Sayles believes the Portfolio is well positioned to take advantage of these trends and look forward to producing solid investment results in the months ahead.

Line graph:

           Maxim Loomis Sayles Small-Cap Value Portfolio      Russell 2000 Index
                10,000.00                                          10,000.00
1994            9,755.00                                           9,850.00
1995            12,677.60                                          12,651.34
1996            16,492.29                                          14,743.58
1997            20,532.90                                          18,021.27
1998            20,064.75                                          17,168.03
1999            19,978.47                                          21,363.62
2000            24,721.36                                          20,718.44

Portfolio Inception:  11/01/94
Past performance is not predictive of future results.

Maxim Loomis Sayles Small-Cap Value Portfolio
Total Return

One Year              23.74%
Five Years            14.29%
Since Inception       15.81%

                           MAXIM INVESCO ADR PORTFOLIO

Following the sharp gains of 1999, international markets sold off in 2000, with the Morgan Stanley Capital International Europe Asia Far East (MSCI EAFE) Index posting a decline of 14.2% for the year. The past year has been marked by a number of key developments in terms of monetary policy, economics, and the political arena. After employing a tight monetary policy for some time, the US Fed has subsequently made a dramatic shift in its policy stance, unexpectedly cutting interest rates in the first week of January 2001. Erasing any lingering concerns of further rate hikes overseas, global markets rallied sharply in response. Europe's economy, which grew at 3.4% clip in the third quarter, is healthier than it has been in years, even if there are some signs of moderation of late. This is perhaps best reflected in the currency markets, where the Euro has registered an impressive turnaround versus the dollar in recent months. In Asia, China moves ever closer to full membership in the World Trade Organization, while Japan's economy, albeit still in a recovery mode, remains subdued relative to other G7 countries.

INVESCO continue to focus on a bottom-up stock picking strategy for the portfolio and emphasize being well diversified by both country and industry sector. As a result, performance for the year was quite resilient relative to the index, which in turn held up better than the US market. In a year when "new economy" stocks fell from grace, the Portfolio's core holdings in sectors such as financials, consumer staples, pharmaceuticals and energy, performed fairly strongly on a relative basis. The Portfolio's limited exposure to emerging market stocks also had a positive impact, as those markets suffered for most of the year from the risk-averse sentiment of global investors. In an environment where volatility may remain high, INVESCO continues to invest exclusively in well-researched companies that are attractively priced relative to their inherent profitability, underlying asset base, and current earnings climate. At the same time, INVESCO remains firmly committed to the benefits of diversification, and are currently able to identify attractive investments in all key regions and sectors of the market.

Line Graph:

                   Maxim INVESCO ADR Portfolio          MSCI EAFE Index1
                            10,000.00                      10,000.00
    1994                    9,884.00                        9,579.00
    1995                    11,414.04                      10,652.81
    1996                    13,830.40                      11,334.59
    1997                    15,501.11                      11,572.61
    1998                    17,150.43                      13,925.32
    1999                    21,038.43                      17,726.94
    2000                    18,900.92                      15,258.87

Portfolio Inception 11/01/94.
Past performance is not predictive of future results.

1.      Morgan Stanley Capital International Europe Asia Far East.

Maxim INVESCO ADR Portfolio
Total Return
One Year              -10.16%
Five Year              10.61%
Since Inception               10.88%


                        Maxim INVESCO Balanced Portfolio

Last year was challenging for both the equity and fixed-income markets, as investor concerns shifted from the threat of higher interest rates to fears that a pronounced economic slowdown might hinder corporate profitability. Adding to this climate of uncertainty were higher energy prices, weakness in the Euro currency, and the unresolved U.S. presidential election. Against this backdrop, investors sought stability in Treasury bonds and high-quality corporate bonds, as well as in more defensive stocks prized for their earnings predictability. Meanwhile, a number of high-profile technology companies reported disappointing results late in the period, casting a cloud over the entire sector and triggering a sharp sell-off in the Nasdaq Composite Index.

In this environment, the 10-year Treasury bond yield declined to 5.11%, down significantly from the 5.47% rate at the end of November. Treasury bonds outperformed the rest of the fixed-income market, reflecting investors' ongoing flight to quality.

While the Maxim INVESCO Balanced Portfolio registered a loss consistent with the broad market sell-off, the decline fell well below the significant decrease in its benchmark index. If anything, this period of heightened volatility has demonstrated the value of the Portfolio's diversification across market segments and different asset classes.

In addition, the Portfolio's all-weather characteristics were enhanced by INVESCO's continued barbell approach, which complements a core of stable, high-quality blue chip stocks with holdings in more growth-oriented companies that operate in dynamic areas of the economy. Core positions in the Portfolio provided welcome stability, and the decision made earlier this year to add to the weighting in more defensive growth industries, including pharmaceuticals and financial services, was fortunate. Investors favored leading drug companies for their earnings predictability, driving solid gains in American Home Products (as of 12/31/00, represented 1.64% of the Portfolio) and Pfizer Inc (1.58%).

Results also were aided by the overweight exposure to financial services. One standout was Wells Fargo & Co (1.66%), a leading super-regional retail bank and one of the largest holdings. Shoring up performance among fixed-income holdings were U.S. Treasuries, which benefited from investors' "flight to quality," the government budget surplus, and expectations that the Federal Reserve would lower interest rates in 2001.

On the downside, a number of the Portfolio's telecommunications stocks lost ground -- pressured by the decline in the Nasdaq.

While INVESCO is pleased with the Portfolio's ability to provide relatively stable performance in a value-driven year, they also are optimistic for a rebound in growth investing in 2001. Although difficult year-on-year earnings comparisons could add to near-term volatility, INVESCO remain optimistic on the outlook for their favorite growth stocks as lower interest rates stimulate improved economic growth and corporate earnings.

As for the fixed-income weighting, INVESCO has adjusted its expected 10-year Treasury bond yield trading range to the 4.5% to 5.5% level to reflect the potential for further rate declines. INVESCO will continue to focus on credit risk analysis, and on their themes of electric utilities deregulation and bonds with special situations that could trigger credit upgrades or price appreciation.

Line graph:

       Maxim INVESCO             Lipper Balanced    S&P 500       Lehman
       Balanced Portfolio        Index              Index         Intermediate
                                                                 Govt/Corp Index

       10,000.00                 10,000.00          10,000.00     10,000.00
1996   10,460.00                 10,531.53          10,833.53     10,220.80
1997   13,190.06                 12,669.19          14,448.05     11,025.18
1998   15,619.67                 14,580.53          18,577.10     11,955.70
1999   18,234.40                 15,889.38          22,486.09     12,002.33
2000   17,869.71                 16,269.13          20,438.96     13,216.96

Portfolio Inception:  10/01/96
Past performance is not predictive of future results.

Maxim INVESCO Balanced Portfolio
Total Return
One Year              -2.00%
Since Inception       15.81%




                    Maxim INVESCO Small-Cap Growth Portfolio

Stock market volatility dominated market action throughout the year, as investors weighed evidence of slowing economic growth, election-related uncertainty and a host of corporate earnings warnings. Against this backdrop, investors rotated out of growth stocks and into more defensive names, particularly drug and utilities stocks favored for their earnings predictability. Their sudden distaste for technology shares, which followed negative earnings guidance by a few high-profile companies, hindered performance during the period.

While pressures on technology stocks were especially acute in the semiconductor and fiber optics industries, a number of the Portfolio's networking holdings withstood the downdraft and moved higher. One standout was Aeroflex Inc (as of 12/31/00, represented 1.50% of the portfolio), a maker of integrated circuits used in the fiber optic, broadband cable, wireless, and satellite communications markets. Aeroflex continues to report strong financial results and a backlog of orders, underscoring the robust demand for its products to support the continued build-out of data networks.

Another strong performer in the technology space was IntraNet Solutions (1.72%), which thrived among the tech downturn on the strength of consistent operating profits and healthy demand for its content management and document viewing solutions for intranets, extranets and the Internet.

Meanwhile, the Portfolio's sector diversification helped cushion performance from the worst of the small-cap technology fallout. In the energy sector, INVESCO focused on companies capitalizing on growing demand, tight capacity and firming prices in both the oil and natural gas industries. As well, the Portfolio's exposure to the financial services sector was bolstered, with a focus on banks with strong back office processing businesses that will help insulate their performance from credit risk.

Health care has been another area providing small companies with opportunities for rapid growth. The Portfolio's health care weighting was slightly increased to take advantage of the earnings predictability associated with these companies. A top performer in the space was Accredo Health (1.29%), a provider of drug delivery and treatment services to drug manufacturers.

Going forward, INVESCO believes the fundamentals supporting the Portfolio's companies remain very strong. INVESCO continue to focus on the highest-quality names in growth industries and believe this strategy will deliver strong long-term results. INVESCO remains upbeat on the outlook for the best small companies, and they have used the recent volatility to add to high-quality holdings. INVESCO believes this strategy leaves the Portfolio well positioned to capitalize on market resurgence.

Line graph:

                  Maxim INVESCO             Russell 2000
                  Small-Cap Growth          Index
                  Portfolio
                  10,000.00                 10,000.00
1994              10,084.00                 9,853.00
1995              13,289.70                 12,655.19
1996              16,842.04                 14,748.07
1997              19,991.50                 18,026.76
1998              23,514.01                 17,623.39
1999              42,508.62                 21,370.13
2000              37,246.05                 20,724.75

Portfolio Inception:  11/01/94
Past performance is not predictive of future results.

Maxim INVESCO Small-Cap Growth Portfolio
Total Return
One Year              -12.38%
Five Years             22.89%
Since Inception        23.78%


                          Maxim Index Pacific Portfolio

As Japan dominates the large cap portion of the FTSE World Asia Pacific Index, so it's problems influence the index's performance. There is a continued void in political leadership regarding long needed financial reforms. Bad debt issues continue to plague the banking system. Add on to that the poor performance of the tech sector. The index was down 34.5% for 2000. Here again, as in other areas of the world, the industrial and durable sectors were the bright spots for the equity markets.

Line graph:

                  Maxim Index               Financial    Times/S&P
                  Pacific Portfolio         Large-Cap Pacific

                                      Index

                  10,000.00                 10,000.00
1999              13,827.00                 14,180.98
2000              9,023.50                  9,341.01

Portfolio Inception:  07/26/99
Past performance is not predictive of future results.

Maxim Index Pacific Portfolio
Total Return
One Year              -34.74%
Since Inception         -6.62%


                           Maxim Stock Index Portfolio

The S&P 500 Index, after peaking at 1527.46 in March, dropped to as low as 1264.74 in December, ending the year at 1320.28. Overall performance for the index was relatively flat compared to recent years. The index had a total return of -9.10% with dividends reinvested. After having phenomenal returns during the late 1990's, large caps were particularly vulnerable to the recent interest rate hikes. Retailers were hit hard as investors worried that consumer spending would tail off. Looking forward, large-caps could benefit as the Fed is finished raising rates with an eye on a trend toward easing.

Line graph:

                  Maxim Stock               S&P 500 Index      S&P MidCap
                  Index  Portfolio                             400 Index
                  10,000.00                 10,000.00          10,000.00
1991              12,333.00                 13,407.00          14,659.00
1992              13,056.95                 14,041.18          16,051.00
1993              14,341.75                 15,456.53          18,281.97
1994              14,361.83                 15,660.64          17,625.28
1995              19,474.64                 21,545.93          23,075.37
1996              23,722.06                 26,492.82          27,509.43
1997              31,360.56                 35,331.93          36,377.18
1998              39,762.06                 45,429.30          43,321.99
1999              47,607.11                 54,988.54          49,699.42
2000              43,827.11                 49,982.38          58,401.79

Portfolio Inception:  02/25/82
Past performance is not predictive of future results.

Maxim Stock Index Portfolio
Total Return
One Year              -7.94%
Five Years            17.61%
Ten Years             15.93%


                    Maxim Short Term Maturity Bond Portfolio

Absolute returns of U.S. Treasury bonds were high in 2000, as interest rates declined, with the two-year U.S. Treasury note declining by 114 basis points during the year while corporate bonds suffered from higher yields relative to U.S. Treasuries. The Portfolio and the Lehman Brothers' 1-3 year U.S.
Government/Credit Index, both of which primarily consist of corporate bond holdings, were affected by the credit sector under-performance relative to the U.S. Government sector in 2000 as yield spreads to U.S. Treasuries on corporate bonds widened an average of 95 basis points in advance of decelerating U.S. growth and corporate profitability; and, as a confluence of global variables converged to harm credit sector returns. As corporate spreads reached historically high levels, the future performance of this sector should return to that of delivering a higher yield than U.S. Treasuries over time. Diversification of the Portfolio was enhanced during the year with the addition of asset-backed securities. A strategy of increasing the duration of the Portfolio over the year enhanced the yield as interest rates declined during the year, and partially offset the under-performance of the credit sector during the year.

Line graph:

                  Maxim Short-Term          Lehman    1-3Year
                  Maturity Bond  Portfolio  Govt/Corp Index
                  10,000.00                 10,000.00

1995              10,302.00                 10,360.10
1996              10,786.19                 10,892.40
1997              11,448.47                 11,618.16
1998              12,176.59                 12,428.88
1999              12,586.94                 12,820.39
2000              13,498.23                 13,856.28

Portfolio Inception:  08/01/95
Past performance is not predictive of future results.

Maxim Short-Term Maturity Bond Portfolio
Total Return

One Year              7.24%
Five Years            5.55%
Since Inception       5.69%


Maxim T. Rowe Price Equity/Income Portfolio

In what will be remembered as one of the most tumultuous years in recent history, the stock market limped to the finish line with its first loss in several years and its worst overall showing in more than two decades. During the year, the Fed maintained a generally restrictive monetary policy, the economy showed signs of deceleration, and once high-flying sectors finally experienced the effects of gravity. In this challenging environment, the Portfolio enjoyed an outstanding year as value stocks returned to favor.

Many of the beneficiaries of this difficult environment were companies with defensive characteristics and those that appeared, according to T. Rowe Price's assessment, to be undervalued. Companies with predictable revenue and earnings streams fared especially well in the turmoil of 2000. After all, at the beginning of the year, who would have guessed that the best performing S&P sector would be the electric and gas utility industry?

Over the past 12 months, holdings in the utility, consumer products, financial, and energy sectors helped the Portfolio's performance. These sectors provided positive returns at a time when many stocks struggled. The Portfolio also benefited from continued merger and acquisition activity; however, despite the Portfolio's strong return, there were also some losers in the Portfolio. Fortunately, some of the Portfolio's better performing positions more than offset the drag of declining share prices.

T. Rowe Price made several transactions that are representative of how they manage the Portfolio. Many of the positions reduced or eliminated had generated good returns over the time the stocks were held. T. Rowe Price's general strategy is to reduce position size when price appreciation results in less attractive valuations for the shares. In making these adjustments, volatility was slightly increased relative to the S&P 500. As the market's value structure has changed, it makes sense for us to take on slightly more risk. For example, at certain levels, some technology companies may offer better opportunities as value plays than utility stocks that have appreciated strongly.

The Portfolio's holdings sell at a substantial discount to the overall market. As always, T. Rowe Price remains attracted to stocks whose levels of relative valuation (in terms of price/earnings, price/cash flow, and dividend yields) appear to offer a good combination of upside potential combined with tolerable downside risk. T. Rowe Price has been attracted to relatively inexpensive stocks since the Portfolio's inception, and their commitment to value investing continues to be a cornerstone of the Portfolio's investment approach.

Following last year's correction in overextended areas of the market, general stock valuations have become more reasonable. The 9% decline in the S&P 500 and the 39% pullback in the Nasdaq Composite have drained much of the speculative excess that was evident a year ago. These price contractions have created a number of interesting investment opportunities for us. All eyes now are on the economy and on Washington to see how severe the economic slowdown will be, and what steps the Federal Reserve and the new administration will take to stimulate a renewal of economic growth. Much of the pain now seems to be behind us, and negative investor sentiment is fairly widespread - a bullish sign. While further market turbulence is likely, T. Rowe Price believes there are many good investment opportunities that offer above-average dividend yields and reasonable prospects for capital appreciation over the intermediate term.

Line graph:

                 Maxim T. Rowe Price Equity/Income Portfolio       S&P 500 Index
                  10,000.00                                         10,000.00
1994              9,866.00                                          9,778.74
1995              13,163.22                                         13,453.61
1996              15,715.57                                         16,542.52
1997              20,244.79                                         22,061.80
1998              22,052.65                                         28,366.75
1999              22,800.24                                         34,335.68
2000              25,741.47                                         31,209.76

Portfolio Inception:  11/01/94
Past performance is not predictive of future results.

Maxim T. Rowe Price Equity/Index Portfolio
Total Return

One Year              12.90%
Five Years            14.35%
Since Inception       16.57%


                   Maxim T. Rowe Price MidCap Growth Portfolio

Despite a 39% plunge in the tech-heavy Nasdaq Composite Index - the worst in its 29-year history - and less frightening declines in all other major averages, mid-cap indices rose in 2000. However, the advance was led almost entirely by value-oriented shares in the financial, health care, utility and real estate investment trust (REIT) sectors. The Russell Midcap Value Index surged more than 19% last year, while its growth counterpart fell nearly 12%, as shown in the table below. What began last spring as a valuation correction returned with a vengeance later in the year as U.S. economic growth braked sharply and fundamentals in the technology and telecom sectors progressively deteriorated. Broad mid-cap benchmarks gave back some of their gains in the fourth quarter.

The Portfolio posted a respectable gain in 2000 with results exceeding those of all other benchmarks except the Standard & Poor's MidCap 400 Index, which continued to benefit from a relatively greater exposure to value stocks. Health care, financial, and energy stocks were the best contributors to the Portfolio's performance for the year.

As hard as the technology bear market of 2000 has been for investors - and it certainly left scars on us - it has reinforced and vindicated T. Rowe Price's core beliefs about the enduring importance of fundamentals and valuation. T. Rowe Price has always strived to find growth at a reasonable price and chafed at the prospect of paying for growth at any price. That latter concept has now gone out of fashion and the better relative performance of your portfolio and mid-caps in general are a direct consequence. T. Rowe Price believes mid-caps continue to offer better overall valuations than large-caps as well as better prospective earnings growth in the years ahead.

Line graph:

                  Maxim T. Rowe Price       S&P 400 Index
                  MidCap Growth
                  Portfolio
                  10,000.00                 10,000.00

1997              11,086.00                 11,702.97
1998              13,550.42                 13,937.20
1999              16,883.82                 15,988.89
2000              18,123.09                 18,788.54

Portfolio Inception:  07/01/97
Past performance is not predictive of future results.

Maxim T. Rowe Price MidCap Growth Portfolio
Total Return

One Year               7.34%
Since Inception       18.52%


                    Maxim U.S. Government Mortgage Securities

The Federal Reserve Board maintained its tightening bias through most of 2000 causing short-term interest rates to rise. The subsequent anticipation of a slowing economy, in addition to U.S. Treasury buybacks of long-term U.S. Treasury securities, resulted in an inverted yield curve. Although intermediate and long interest rates declined and mortgage supply increased, Mortgage-Backed Securities (MBS) spreads tightened as a result of demand and a lack of refinancing opportunities. The value of liquid assets increased as corporate credit concerns surfaced in the fourth quarter. As the most liquid sector of the MBS market, pass-though spreads tightened further. Not surprisingly, the MBS sector outperformed investment-grade corporate bonds on a duration-adjusted basis in 2000, while lagging the Treasury and Agency sectors.

Line graph:

                  Maxim U.S.                Lehman          Lehman
                  Government Mortgage       Aggregate       Mortgage Index
                  Securities Portfolio      Bond Index
                  10,000.00                 10,000.00       10,000.00
1992              10,186.00                 10,145.70       10,098.90
1993              11,169.97                 11,134.80       10,789.66
1994              10,908.59                 10,810.11       10,615.95
1995              12,604.88                 12,807.17       12,399.43
1996              13,145.63                 13,272.20       13,062.80
1997              14,281.41                 14,553.50       14,302.46
1998              15,298.24                 15,817.62       15,297.91
1999              15,376.26                 15,687.91       15,582.45
2000              17,023.06                 17,512.42       17,321.45

Portfolio Inception:  12/01/92
Past performance is not predictive of future results.

Maxim U.S. Government Mortgage Securities Portfolio
Total Return

One Year               10.71%
Five Years              6.20%
Since Inception         6.80%


                        Maxim U.S. Government Securities

The Federal Reserve Board maintained its tightening bias through most of 2000 causing short-term interest rates to rise. Subsequent anticipation of a slowing economy, in addition to U.S. Treasury buybacks of long-term U.S. Treasury securities, led to an inverted yield curve. Although intermediate and long interest rates declined and mortgage supply increased, Mortgage-Backed Securities (MBS) spreads tightened as a result of demand and a lack of refinancing opportunities. The value of liquidity increased as corporate credit concerns surfaced. As the most liquid sector of the MBS market, pass-though spreads tightened further. Not surprisingly, the MBS sector performed much better than the credit markets in 2000, while lagging the Treasury and Agency sectors.

Line graph:

                  Maxim U.S.                Lehman           Lehman
                  Government                Aggregate  Bond  Intermediate
                  Securities Portfolio      Index            Govt/Corp Index
                  10,000.00                 10,000.00        10,000.00
1991              11,434.00                 11,600.30        11,539.80
1992              12,456.20                 12,458.95        12,343.20
1993              13,620.85                 13,673.58        13,220.31
1994              13,184.99                 13,274.86        13,003.76
1995              15,306.45                 15,727.25        15,126.23
1996              15,906.46                 16,298.31        15,896.46
1997              17,260.10                 17,871.75        17,348.76
1998              18,509.74                 19,424.09        18,609.32
1999              18,565.27                 19,264.81        18,904.47
2000              20,529.47                 21,505.31        20,987.74

Portfolio Inception:  04/081/85
Past performance is not predictive of future results.

Maxim U.S. Government Securities Portfolio
Total Return

One Year               10.58%
Five Years              6.05%
Ten Years               8.39%






                           Maxim Value Index Portfolio

Value was one of the few positive performers for the year 2000. The S&P BARRA Value Index was up 6.07% on a total return basis. After dipping down to 533.42 in March, the index spent the rest of the year trading in a range between 600 and 650. After years in which value trailed growth, the tables have finally turned. Traditional value sectors which include financials, utilities and energy stocks posted big gains.

Line graph:

                  Maxim Value               S&P/BARRA
                  Index Portfolio           Value Index
                  10,000.00                 10,000.00
1993              10,132.00                 10,144.44
1994              9,879.71                  10,030.50
1995              13,515.45                 13,710.06
1996              16,303.68                 16,720.36
1997              21,859.98                 21,726.50
1998              25,025.31                 24,912.21
1999              27,875.69                 28,081.79
2000              29,369.82                 29,789.17

Portfolio Inception:  12/01/93
Past performance is not predictive of future results.

Maxim Value Index Portfolio
Total Return
One Year                5.36%
Five Years             16.80%
Since Inception        16.43%




                      Maxim Aggressive Profile I Portfolio

The profile series of portfolios was designed to provide individuals with a portfolio that is well-diversified across several asset classes and funds. The Aggressive Profile Portfolio is specifically designed for individuals who are seeking higher total returns, but also understand that greater risk is associated with this portfolio as compared to other profile portfolios. Each of the profile funds are built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the profile portfolio quarterly.

3. We choose the underlying funds from among 20 funds. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible funds.

This Portfolio's performance must be put into context in a year where all the major equity indexes were down led by the NASDAQ (down 39%), the Wilshire 5000 (down almost 11%), and the MSCI EAFE (down over 14%). The Portfolio benefited from exposure to such funds as the Maxim Loomis Sayles Small Cap Value Portfolio and the Maxim T Rowe Price Mid Cap Growth Portfolio. Overall, the Aggressive Profile Portfolio beat its composite index by approximately 5%.

In 2000, the Maxim Aggressive Profile Portfolio's asset class and underlying portfolio allocations were as follows:

Asset              Underlying  1st  Underlying    2nd   Underlying      3rd   Underlying        4th
Class      AllocatiPortfolio   Qtr. Portfolio     Qtr.  Portfolio       Qtr   Portfolio         Qtr
------------------------------------------------------------------------------------------------------
International 25%  American    25%  American       20%  American         10%  American Century   10%
                   Century VP       Century VP          Century VP            VP International
                   International    International       International
                                                        Maxim Index     7.5%  Maxim Index       7.5%
                                                        European              European
                                                        Maxim Index     7.5%  Maxim Index       7.5%
                                                        Pacific               Pacific
------------------------------------------------------------------------------------------------------
Small-Cap     20%  Maxim       10%  Maxim Index    10%  Maxim INVESCO    10%  Maxim INVESCO      10%
                   Index 600        600                 Small-Cap             Small-Cap Growth
                                                        Growth

                   Maxim       10%  Maxim          10%  Maxim Loomis     10%  Maxim Loomis       10%
                   INVESCO          INVESCO             Sayles                Sayles Small-Cap
                   Small-Cap        Small-Cap           Small-Cap Value       Value
                   Growth           Growth
------------------------------------------------------------------------------------------------------
Mid-Cap       30%  Maxim T.    30%  Maxim T.       30%  Maxim T. Rowe    30%  Maxim T. Rowe      30%
                   Rowe Price       Rowe Price          Price  Mid-Cap        Price
                   Mid-Cap          Mid-Cap             Growth                Mid-Cap Growth
                   Growth           Growth

------------------------------------------------------------------------------------------------------
Large-Cap     25%  Maxim       15%  Maxim  Value   15%  Maxim  Value     15%  Maxim  Value       15%
                   Value Index      Index               Index                 Index
                   Maxim       10%  Maxim  Stock   10%  Maxim  Stock     10%  Maxim  Stock       10%
                   Stock Index      Index               Index                 Index
------------------------------------------------------------------------------------------------------
             100%              100%               100%                  100%                    100%


Line graph:

                  Maxim Aggressive          Composite          MSCI EAFE          Wilshire 5000
                  Profile I Portfolio       Index              Index               Index
                  10,000.00                 10,000.00          10,000.00          10,000.00
1997              10,331.00                 10,116.87          9,460.00           10,335.82
1998              11,864.12                 12,279.04          11,383.52          12,580.57
1999              14,454.06                 15,147.33          14,491.03          15,354.13
2000              13,468.29                 13,328.57          12,473.49          13,608.58

Portfolio Inception:  09/09/97
Past performance is not predictive of future results.

Maxim Aggressive Profile I Portfolio
Total Return
One Year              -6.82%
Since Inception        9.35%

Composite Index
MSCI EAFE Index       25%
Wilshire 5000 Index   75%


                     Maxim Conservative Profile I Portfolio

The profile series of portfolios was designed to provide individuals with a portfolio that is well-diversified across several asset classes and funds. The Conservative Profile Portfolio is specifically designed for individuals who are seeking to establish a conservative portfolio, but want some exposure to the equity markets. Each of the profile funds are built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the profile portfolio quarterly.

3. We choose the underlying funds from among 20 funds. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible funds.

The Portfolio benefited from its 75% exposure to the Bond asset class where returns were generally positive in contrast to the equity market which fell sharply. Overall, the Conservative Profile Portfolio beat its composite index by over 1%.

In 2000, the Maxim Conservative Profile Portfolio's asset class and underlying portfolio allocations were as follows:

Asset      AllocationUnderlying  1st    Underlying     2nd   Underlying     3rd    Underlying   4th
Class                Portfolio   Qtr.   Portfolio      Qtr.  Portfolio      Qtr    Portfolio    Qtr
-------------------------------------------------------------------------------------------------------
Large-Cap      25%   Maxim        15%   Maxim Value    15%   Maxim Value     15%   Maxim Value   15%
                     Value Index        Index                Index                 Index
                     Maxim        10%   Maxim Stock    10%   Maxim Stock     10%   Maxim Stock   10%
                     Stock Index        Index                Index                 Index
-------------------------------------------------------------------------------------------------------
Bond           40%   Maxim U.S.   20%   Maxim U.S.     20%   Maxim U.S.      20%   Maxim U.S.    20%
                     Government         Government           Government            Government
                     Securities         Securities           Securities            Securities
                     Maxim        10%   Maxim          10%   Maxim           10%   Maxim         10%
                     Loomis-Sayles      Loomis-Sayles        Loomis-Sayles         Loomis-Sayles
                     Corporate          Corporate Bond       Corporate Bond        Corporate
                     Bond                                                          Bond
                     Maxim        10%     Maxim Bond   10%     Maxim Bond    10%   Maxim         10%
                     Bond                      Index                Index          Bond Index
                         Index

-------------------------------------------------------------------------------------------------------
Short          35%   Maxim        35%    Maxim Short   35%    Maxim Short    35%   Maxim         35%
 Term Bond           Short                 Term Bond            Term Bond          Short
                     Term Bond                                                      Term Bond
-------------------------------------------------------------------------------------------------------
              100%               100%                  100%                 100%                100%


Line graph:

                  Maxim Conservative        Composite          Wilshire 5000      Lehman Aggregate
                  Profile I Portfolio       Index              Index              Bond Index
                  10,000.00                 10,000.00          10,000.00          10,000.00
1997              10,360.00                 10,402.93          10,335.82          10,425.30
1998              11,214.70                 11,645.46          12,580.57          11,330.84
1999              11,759.73                 12,215.69          15,354.13          11,237.93
2000              12,448.85                 12,934.02          13,608.58          12,544.90

Portfolio Inception:  09/09/97
Past performance is not predictive of future results.

Maxim Conservative Profile I Portfolio
Total Return
One Year               5.86%
Since Inception        6.80%

Composite Index
Lehman Aggregate Bond Index  75%
Wilshire 5000 Index          25%

                       Maxim Moderate Profile I Portfolio

The profile series of portfolios was designed to provide individuals with a portfolio that is well-diversified across several asset classes and funds. The Moderate Profile Portfolio is specifically designed for individuals who are seeking a balance between expected long term returns and risk. Each of the profile funds are built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the profile portfolio quarterly.

3. We choose the underlying funds from among 20 funds. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible funds.

This Portfolio's performance must be put into context in a year where all the major equity indexes were down led by the NASDAQ (down 39%), the Wilshire 5000 (down almost 11%), and the MSCI EAFE (down over 14%). Only the Bond asset class provided positive returns with the Lehman Aggregate Bond index being up over 11%. The Portfolio benefited from exposure to such funds as the Maxim T Rowe Price Mid Cap Growth Portfolio and the Maxim U.S. Government Securities Portfolio. Overall, the Moderate Profile Portfolio beat its composite index by over 3%.

In 2000, the Maxim Moderate Profile Portfolio's asset class and underlying portfolio allocations were as follows:

   Asset             Underlying 1st   Underlying  2nd   Underlying   3rd   Underlying  4th
     Class   AllocatiPortfolio  Qtr.  Portfolio   Qtr.  Portfolio     Qtr  Portfolio    Qtr
   ------------------------------------------------------------------------------------------
   Internationa15%   American   15%   American    15%   American      5%   American     5%
                     Century          Century VP        Century VP         Century VP
                     VP               International     International      International
                     International
                                                        Maxim Index   5%   Maxim        5%
                                                        European           Index
                                                                           European
                                                        Maxim Index   5%   Maxim        5%
                                                        Pacific            Index
                                                                           Pacific

   ------------------------------------------------------------------------------------------
   Small-Cap   10%   Maxim      10%   Maxim       10%   Maxim        10%   Maxim       10%
                     INVESCO          INVESCO           INVESCO            INVESCO
                     Small-Cap        Small-Cap         Small-Cap          Small-Cap
                     Growth           Growth            Growth             Growth
   ------------------------------------------------------------------------------------------
   Mid-Cap     15%   Maxim T.   15%   Maxim T.    15%   Maxim T.     15%   Maxim T.    15%
                     Rowe             Rowe Price        Rowe Price         Rowe Price
                     Price Mid        Mid Cap           Mid Cap            Mid Cap
                     Cap Growth       Growth            Growth             Growth
   ------------------------------------------------------------------------------------------
   Large-Cap   30%   Maxim      15%   Maxim       15%   Maxim Value  15%   Maxim       15%
                     Value            Value Index       Index              Value Index
                     Index
                     Maxim      10%   Maxim       10%   Maxim Stock  10%   Maxim       10%
                     Stock            Stock Index       Index              Stock Index
                     Index
   ------------------------------------------------------------------------------------------
   Bond        20%   Maxim      10%   Maxim U.S.  10%   Maxim U.S.   10%   Maxim U.S.  10%
                     U.S.             Government        Government         Government
                     Government       Securities        Securities         Securities
                     Securities
                     Maxim      10%   Maxim       10%   Maxim Bond   10%   Maxim Bond  10%
                     Loomis-Sayles    Loomis-Sayles     Index              Index
                     Corporate        Corporate
                     Bond             Bond
   ------------------------------------------------------------------------------------------
   Short       15%   Maxim      15%   Maxim       15%   Maxim        15%   Maxim       15%
   Term Bond         Short-term       Short-term        Short-term         Short-term
                     Maturity         Maturity          Maturity           Maturity
                     Bond             Bond              Bond               Bond
   ------------------------------------------------------------------------------------------
              100%              100%              100%               100%              100%


Line graph:

       Maxim Moderate      Composite    MSCI EAFE       Wilshire 5000    Lehman Aggregate
       Profile          I  Index        Index           Index            Bond Index
       Portfolio
       10,000.00           10,000.00    10,000.00       10,000.00        10,000.00
1997   10,260.00           10,235.77    9,460.00        10,335.82        10,425.30
1998   11,430.67           11,970.64    11,383.52       12,580.57        11,330.84
1999   13,308.72           13,746.00    14,491.03       15,354.13        11,237.93
2000   13,125.06           13,237.09    12,473.49       13,608.58        12,544.90

Portfolio Inception:  09/09/97
Past performance is not predictive of future results.

Maxim Moderate Profile I Portfolio
Total Return
One Year               -1.38%
Since Inception         8.52%

Composite Index
Lehman Aggregate Bond Index  35%
Wilshire 5000 Index          50%
MSCI EAFE Index              15%


                       Maxim Moderately Aggressive Profile I Portfolio

The profile series of portfolios was designed to provide individuals with a portfolio that is well-diversified across several asset classes and funds. The Moderately Aggressive Profile Portfolio is specifically designed for individuals who are seeking above average returns, but are also willing to take on additional risk. Each of the profile funds are built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the profile portfolio quarterly.

3. We choose the underlying funds from among 20 funds. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible funds.

This Portfolio's performance must be put into context in a year where all the major equity indexes were down led by the NASDAQ (down 39%), the Wilshire 5000 (down almost 11%), and the MSCI EAFE (down over 14%). Only the Bond asset class provided positive returns with the Lehman Aggregate Bond index being up over 11%. The Portfolio benefited from exposure to such funds as the Maxim T Rowe Price Mid Cap Growth Portfolio and the Maxim U.S. Government Securities Portfolio. Overall, the Moderately Aggressive Profile Portfolio beat its composite index by approximately 5%.

In 2000, the Maxim Moderately Aggressive Profile Portfolio's asset class and underlying portfolio allocations were as follows:

                      Underlying   1st   Underlying     2nd    Underlying     3rd    Underlying   4th
Asset Class  AllocatioPortfolio    Qtr.  Portfolio      Qtr.   Portfolio      Qtr    Portfolio    Qtr
--------------------------------------------------------------------------------------------------------
International     20% American     20%   American        20%   American        10%   American     10%
                      Century VP         Century VP            Century VP            Century VP
                      International      International         International         International
                                                               Maxim Index      5%   Maxim Index   5%
                                                               European              European
                                                               Maxim Index      5%   Maxim Index   5%
                                                               Pacific               Pacific
--------------------------------------------------------------------------------------------------------
Small-Cap         10% Maxim        10%   Maxim INVESCO   10%   Maxim INVESCO   10%   Maxim        10%
                      INVESCO            Small-Cap             Small-Cap             INVESCO
                      Small-Cap          Growth                Growth                Small-Cap
                      Growth                                                         Growth
--------------------------------------------------------------------------------------------------------
Mid-Cap           20% Maxim T.     20%   Maxim T. Rowe   20%   Maxim T. Rowe   20%   Maxim T.     20%
                      Rowe Price         Price Mid-Cap         Price Mid-Cap         Rowe Price
                      Mid-Cap            Growth                Growth                Mid-Cap
                      Growth                                                         Growth
--------------------------------------------------------------------------------------------------------
Large-Cap         35% Maxim Value  15%   Maxim Value     15%   Maxim Value     15%   Maxim Value  15%
                      Index              Index                 Index                 Index
                      Maxim Stock  10%   Maxim Stock     10%   Maxim Stock     15%   Maxim Stock  15%
                      Index              Index                 Index                 Index
                      Maxim        10%   Maxim           10%
                      Growth Index       Founders
                                    Growth &

                                         Income

--------------------------------------------------------------------------------------------------------
Bond              15% Maxim U.S.   15%   Maxim U.S.      15%   Maxim U.S.      15%   Maxim U.S.   15%
                      Government         Government            Government            Government
                      Securities         Securities            Securities            Securities
--------------------------------------------------------------------------------------------------------
Short Term                                                     Maxim Short      5%   Maxim Short   5%
Bond                                                           Term Bond             Term Bond
--------------------------------------------------------------------------------------------------------
                 100%              100%                   100%                100%                100%


Line graph:

             Maxim Moderately         Composite    MSCI EAFE       Wilshire 5000    Lehman Aggregate
             Aggressive Profile I     Index        Index           Index            Bond Index
             Portfolio
             10,000.00                10,000.00    10,000.00       10,000.00        10,000.00
1997         10,366.00                10,174.08    9,460.00        10,335.82        10,425.30
1998         11,665.90                12,156.64    11,383.52       12,580.57        11,330.84
1999         14,238.23                14,547.45    14,491.03       15,354.13        11,237.93
2000         13,620.29                13,321.16    12,473.49       13,608.58        12,544.90

Portfolio Inception:  09/09/97
Past performance is not predictive of future results.

Maxim Moderately Aggressive Profile I Portfolio
Total Return

One Year               -4.34%
Since Inception         9.72%

Composite Index
Lehman Aggregate Bond Index  15%
Wilshire 5000 Index          65%
MSCI EAFE Index              20%

                      Maxim Moderately Conservative Profile I Portfolio

The profile series of portfolios was designed to provide individuals with a portfolio that is well-diversified across several asset classes and funds. The Moderately Conservative Profile Portfolio is specifically designed for individuals who are seeking to control risk, but are also comfortable with some exposure to higher risk asset classes. Each of the profile funds are built upon a three-step approach.

1. Using modern portfolio theory, we annually allocate various percentages of the profile assets to different asset classes.

2. To maintain the asset class mix, we rebalance the profile portfolio quarterly.

3. We choose the underlying funds from among 20 funds. Currently, the specific funds are chosen based upon the historical returns, Sharpe ratio (a risk adjusted performance measurement), and Morningstar category rating of the eligible funds.

This Portfolio's performance must be put into context in a year where all the major equity indexes were down led by the NASDAQ (down 39%), the Wilshire 5000 (down almost 11%), and the MSCI EAFE (down over 14%). Only the Bond asset class provided positive returns with the Lehman Aggregate Bond index being up over 11%. The portfolio benefited from exposure to such funds as the Maxim T Rowe Price Mid Cap Growth Portfolio and the Maxim U.S. Government Securities Portfolio. Overall, the Moderate Profile Portfolio beat its composite index by over 1.5%.

In 2000, the Maxim Moderately Conservative Profile Portfolio's asset class and underlying portfolio allocations were as follows:

Asset Class AllocatioUnderlying   1st   Underlying     2nd   Underlying     3rd   Underlying    4th
                     Portfolio    Qtr.  Portfolio      Qtr.  Portfolio      Qtr   Portfolio     Qtr
-------------------------------------------------------------------------------------------------------
International  15%   American     15%   American       15%   American        5%   American        5%
                     Century VP         Century VP           Century VP           Century VP
                     International      International        International        International
                                                             Maxim Index     5%   Maxim Index     5%
                                                             European             European
                                                             Maxim Index     5%   Maxim Index     5%
                                                             Pacific              Pacific
-------------------------------------------------------------------------------------------------------
Mid-Cap        10%   Maxim T.     10%   Maxim T. Rowe  10%   Maxim T. Rowe  10%   Maxim T.       10%
                     Rowe Price         Price Mid Cap        Price Mid Cap        Rowe Price
                     Mid Cap            Growth               Growth               Mid Cap
                     Growth                                                       Growth
-------------------------------------------------------------------------------------------------------
Large-Cap      25%   Maxim Value  15%   Maxim Value    15%   Maxim Value    15%   Maxim Value    15%
                     Index              Index                Index                Index
                     Maxim Stock  10%   Maxim Stock    10%   Maxim Stock    10%   Maxim Stock    10%
                     Index              Index                Index                Index
-------------------------------------------------------------------------------------------------------
Bond           25%   Maxim U.S.   15%   Maxim U.S.     15%   Maxim U.S.     15%   Maxim U.S.     15%
                     Government         Government           Government           Government
                     Securities         Securities           Securities           Securities
                     Maxim        10%   Maxim          10%   Maxim Bond     10%   Maxim Bond     10%
                     Loomis-Sayles      Loomis-Sayles        Index                Index
                     Corporate          Corporate Bond
                     Bond
-------------------------------------------------------------------------------------------------------
Short Term     25%   Maxim        25%   Maxim          25%   Maxim          25%   Maxim          25%
Bond                 Short-term         Short-term           Short-term           Short-term
                     Maturity           Maturity Bond        Maturity Bond        Maturity Bond
                     Bond
-------------------------------------------------------------------------------------------------------
              100%                100%                 100%                 100%                100%


Line graph:

                  Maxim   Moderately  Composite    MSCI EAFE       Wilshire 5000    Lehman Aggregate
                  Conservative        Index        Index           Index            Bond Index
                  Profile          I
                  Portfolio
                  10,000.00           10,000.00    10,000.00       10,000.00        10,000.00
1997              10,229.00           10,249.19    9,460.00        10,335.82        10,425.30
1998              11,226.33           11,785.99    11,383.52       12,580.57        11,330.84
1999              12,162.60           13,129.59    14,491.03       15,354.13        11,237.93
2000              12,148.01           13,096.45    12,473.49       13,608.58        12,544.90

Portfolio Inception:  09/09/97
Past performance is not predictive of future results.

Maxim Moderately Conservative Profile I Portfolio
Total Return

One Year               -0.12%
Since Inception         6.02%

Composite Index
Lehman Aggregate Bond Index  50%
Wilshire 5000 Index          35%
MSCI EAFE Index              15%

                      Maxim Aggressive Profile II Portfolio

The Maxim Aggressive Profile II Portfolio is developed in two distinct steps. First, we use a widely recognized mathematical model to attempt to maximize the expected return of the Profile versus anticipated risk, by allocating various percentages of the Profile's assets to different asset classes. In general, the Maxim Aggressive Profile II Portfolio invests most of its assets in asset classes which have historically demonstrated relatively high levels of volatility and returns, while maintaining adequate diversification across asset classes. Then we rebalance the Profile quarterly. During this rebalancing process, we determine the top underlying portfolios available in each asset class by ranking them according to performance history, Sharpe ratio (a widely recognized measure of risk-adjusted performance), and Morningstar rating. Morningstar is an independent evaluator of mutual funds and variable annuity portfolios. Once we determine the top portfolios in each asset class, we allocate the money earmarked for that asset class to those portfolios, while also diversifying among as many underlying portfolios as possible.

The Portfolio's asset class and underlying portfolio allocations for the year 2000 were as follows:

Asset     AllocatiUnderlying   1st   Underlying   2nd   Underlying   3rd   Underlying     4th
Class             Portfolio    Qtr.  Portfolio    Qtr.  Portfolio    Qtr   Portfolio      Qtr
---------------------------------------------------------------------      ---------------------
                                                                     ------
International25%  Janus        12.5% Janus        12.5% Janus         25%  Janus Aspen    6.25%
                  Worldwide          Worldwide          Worldwide          Worldwide
                                                                           Growth
                                                                           Retirement

                  Maxim Index  12.5% Templeton    12.5%                    Maxim          6.25%
                  Pacific            Developing                            INVESCO ADR
                                     Mkts A

                                                  ------                                  ------
                                                                           Maxim Index    6.25%
                                                                           Pacific
                                                                           Maxim Index    6.25%
                                                                           European

                  -------------
          --------             -----------------------------------------------------------------
Small-Cap    20%  Dreyfus      6.67% Dreyfus      6.67% Dreyfus      3.33% Dreyfus        3.33%
                  Emerging           Emerging           Emerging           Emerging
                  Leaders            Leaders            Leaders            Leaders
                  Maxim Ariel  3.33% Maxim Ariel  3.33% Orchard      3.33% Maxim Ariel    3.33%
                  Small-Cap          Small-Cap          Index 600          Small-Cap
                  Value              Value                                 Value
                  Maxim        3.33% Maxim        3.33% Maxim        6.67% Maxim Loomis   3.33%
                  Loomis             Loomis             Loomis             Sayles
                  Sayles             Sayles             Sayles             Small-Cap
                  Small-Cap          Small-Cap          Small-Cap          Value
                  Value              Value              Value
                  Maxim        6.67% Maxim        6.67% Maxim        6.67% Orchard        3.33%
                  INVESCO            INVESCO            INVESCO            Index 600
                  Small-Cap          Small-Cap          Small-Cap
                  Growth             Growth             Growth
                                                                           Maxim INVSCO   6.67%
                                                                           Small-Cap
                                                                           Growth

          --------------------------------------------------------------------------------------
Mid-Cap      25%  MFS Capital  12.5% MFS Capital  18.75%MFS Capital   25%  Maxim Index     15%
                  Opportunities      Opportunities      Opportunities      400
                  A                  A                  A
                  American     12.5% American     6.25%                    Maxim T.        15%
                  Cent Equity        Cent Equity                           Rowe MidCap
                  Inc Inv            Inc Inv                               Growth
          --------------------------------------------------------------------------------------
Large-Cap    30%  Janus Twenty   5%  Janus Twenty 3.33% Janus Twenty 3.33% Janus Twenty   2.78%
                  American     3.75% American       2%  American       2%  American       2.78%
                  Cent Inc &         Cent Inc &         Cent Inc &         Cent. Inc. &
                  Growth Adv         Growth Adv         Growth Adv         Growth Adv.
                  Maxim          5%  Maxim        3.33% Maxim        3.33% Maxim Growth   2.78%
                  Growth Index       Growth Index       Growth Index       Index
                  INVESCO        5%  INVESCO      3.33% INVESCO      3.33% INVESCO Blue   2.78%
                  Blue Chip          Blue Chip          Blue Chip          Chip Growth
                  Growth             Growth             Growth
                  New England  3.75% Nvest Grow     2%  Nvest Grow     2%  Nvest Growth   2.78%
                  Grow & Inc A       & Inc A            & Inc A            & Income A
                  Maxim Value  3.75% Maxim Value    2%  Maxim Value    2%  Maxim Value    2.78%
                  Index              Index              Index              Index
                  Putnam Fund  3.75% Putnam Fund    2%  Putnam Fund    2%  MFS Capital    2.08%
                  for Grth &         for Grth &         for Grth &         Opportunities
                  Inc A              Inc A              Inc A              A
                                     Fidelity       2%  Fidelity       2%  Maxim Stock    2.08%
                                     Adv Growth         Adv Growth         Index
                                     Opp T              Opp T
                                     Maxim Stock   10%  Maxim Stock    5%  Orchard S&P    2.08%
                                     Index              Index              500 Index
                                                        Orchard        5%  Fidelity Adv   2.08%
                                                        Index 500          Growth
                                                                           Opportunity T

          --------------------------------------------------------------------------------------
            100%               100%               100%               100%                 100%

The performance of the Maxim Aggressive Profile II Portfolio is directly related to the performance of its underlying portfolios. The technology sector took a big hit in 2000 while the financial and energy sector did very well. Value oriented funds performed very well this year. Growth oriented funds did not perform as well as the Value Funds during the year 2000. The World-stock funds also performed poorly this year.

Line graph:

                  Maxim Aggressive    Composite    S&P 500
                  Profile II          Index        Index
                  Portfolio
                  10,000.00           10,000.00    10,000.00
1999              11,692.00           11,381.36    11,185.44
2000              10,972.94           11,241.52    10,167.12

Portfolio Inception:  09/16/99
Past performance is not predictive of future results.

Maxim Aggressive Profile II Portfolio
Total Return
One Year              -6.15%
Since Inception        7.21%

Composite Index
MSCI World Index ex. U.S.    25%
Russell 2000 Index           20%
S&P 500 Index                25%
S&P 400 Index                30%


                     Maxim Conservative Profile II Portfolio

The Maxim Conservative Profile II Portfolio is developed in two distinct steps. First, we use a widely recognized mathematical model to attempt to maximize the expected return of the Profile versus anticipated risk, by allocating various percentages of the Profile's assets to different asset classes. In general, the Maxim Conservative Profile II Portfolio invests most of its assets in asset classes which have historically demonstrated lower levels of volatility and returns, while maintaining adequate diversification across asset classes. Then we rebalance the Profile quarterly. During this rebalancing process, we determine the top underlying portfolios available in each asset class by ranking them according to performance history, Sharpe ratio (a widely recognized measure of risk-adjusted performance), and Morningstar rating. Morningstar is an independent evaluator of mutual funds and variable annuity portfolios. Once we determine the top portfolios in each asset class, we allocate the money earmarked for that asset class to those portfolios, while also diversifying among as many underlying portfolios as possible.

The Portfolio's asset class and underlying portfolio allocations for the year 2000 were as follows:

Asset      AllocatUnderlying1st   Underlying   2nd   Underlying  3rd   Underlying   4th
Class             Portfolio Qtr.  Portfolio    Qtr.  Portfolio   Qtr   Portfolio    Qtr

------------------------------------------------------------------------------------------
Large        25%  Janus     4.17% Janus Twenty 2.78% Janus       2.78% Janus        2.78%
                  Twenty                             Twenty            Twenty
                  American  3.13% American     1.67% American    1.67% American     2.78%
                  Cent Inc        Cent Inc &         Cent Inc &        Cent Inc &
                  & Growth        Growth Adv         Growth Adv        Growth Adv
                  Adv
                  Maxim     4.17% Maxim        2.78% Maxim       2.78% Maxim        2.78%
                  Growth          Growth Index       Growth            Growth
                  Index                              Index             Index
                  INVESCO   4.17% INVESCO      2.78% INVESCO     2.78% INVESCO      2.78%
                  Blue            Blue Chip          Blue Chip         Blue Chip
                  Chip            Growth             Growth            Growth
                  Growth
                  New       3.13% Nvest        1.67% Nvest       1.67% Nvest        2.78%
                  England         Growth &           Growth &          Growth &
                  Growth &        Inc A              Inc A             Inc A
                  Inc A

                  Maxim     3.13% Maxim Value  1.67% Maxim       1.67% Maxim        2.78%
                  Value           Index              Value Index       Value Index
                  Index
                  Putnam    3.13% Putnam Fund  1.67% Putnam      1.67% MFS          2.08%
                  Fund for        for Grth &         Fund for          Capital
                  Grth &          Inc A              Grth & Inc        Opportunities
                  Inc A                              A
                                  Fidelity     1.67% Fidelity    1.67% Fidelity     2.08%
                                  Adv Growth         Adv Growth        Adv Growth
                                  Opp T              Opp T             Opp T
                                  Maxim Stock  8.33% Maxim       4.17% Maxim        2.08%
                                  Index              Stock Index       Stock Index
                                                     Orchard     4.17% Orchard      2.08%
                                                     S&P 500           S&P 500
                                                     Index             Index
------------------------------------------------------------------------------------------
International10%  Maxim      10%  Maxim         10%  Maxim        10%
Bond              Global          Global Bond        Global Bond
                  Bond

------------------------------------------------------------------------------------------
Bond         30%  INVESCO   7.5%  INVESCO      7.5%  INVESCO     7.5%  INVESCO        8%
                  Select          Select             Select            Select
                  Income          Income             Income            Income
                  Maxim     7.5%  Maxim        7.5%  Maxim       7.5%  Maxim          8%
                  Loomis          Loomis             Loomis            Loomis
                  Sayles          Sayles             Sayles            Sayles
                  Corporate       Corporate          Corporate         Corporate
                  Bond            Bond               Bond              Bond
                  Maxim     7.5%  Maxim U.S.   7.5%  Maxim U.S.  7.5%  Maxim U.S.     8%
                  U.S.            Govt               Govt              Govt.
                  Govt            Mortgage           Mortgage          Mortgage
                  Mortgage        Secs.              Securities        Securities
                  Secs
                  Lord      7.5%  Lord Abbett  7.5%  Lord        7.5%  Maxim Bond     8%
                  Abbett          Bond-Debenture     Abbett            Index
                  Bond-Debenture  A                  Bond-Debenture
                  A                                  A
                                                                       Lord           8%
                                                                          Abbett

                                                                       Bond-Debenture

                                                                               A

------------------------------------------------------------------------------------------
Short        35%  Maxim      35%  Maxim Short   35%  Maxim        35%  Maxim         35%
Term Bond         Short           Term               Short Term        Short Term
                  Term            Maturity           Maturity          Maturity
                  Maturity
------------------------------------------------------------------------------------------
            100%            100%               100%              100%               100%

The performance of the Maxim Conservative Profile II Portfolio is directly related to the performance of its underlying portfolios. In general the bond market did well with high quality government bonds performing the best. The short-term bond market also performed well. The Corporate bond market and high-yield bond market did not do as well. The 25% allocation in Large-Cap Equities hurt the performance. Large-Cap Value was positive while Large-Cap Blend and Growth were negative.

Line graph:

                  Maxim Conservative  Composite    Lehman
                  Profile II          Index        Intermediate
                  Portfolio                        Govt/Corp

                                                   Index

                  10,000.00           10,000.00    10,000.00
1999              10,500.00           10,462.03    10,005.50
2000              10,599.75           10,943.28    11,108.06

Portfolio Inception:  09/30/99
Past performance is not predictive of future results.

Maxim Conservative Profile II Portfolio
Total Return
One Year                0.95%
Since Inception         4.52%

Composite Index

Lehman Govt. 1-3 Year Index         35%
Lehman Intermediate Govt/Corp Index 40%
S&P 500 Index                       25%



                       Maxim Moderate Profile II Portfolio

The Maxim Moderate Profile II Portfolio is developed in two distinct steps. First, we use a widely recognized mathematical model to attempt to maximize the expected return of the Profile versus anticipated risk, by allocating various percentages of the Profile's assets to different asset classes. In general, the Maxim Moderate Profile II Portfolio invests most of its assets in asset classes which have historically demonstrated moderate levels of volatility and returns, while maintaining adequate diversification across asset classes. Then we rebalance the Profile quarterly. During this rebalancing process, we determine the top underlying portfolios available in each asset class by ranking them according to performance history, Sharpe ratio (a widely recognized measure of risk-adjusted performance), and Morningstar rating. Morningstar is an independent evaluator of mutual funds and variable annuity portfolios. Once we determine the top portfolios in each asset class, we allocate the money earmarked for that asset class to those portfolios, while also diversifying among as many underlying portfolios as possible.

The Portfolio's asset class and underlying portfolio allocations for the year 2000 were as follows:

Asset Class AllocatiUnderlying 1st   Underlying  2nd    Underlying 3rd    Underlying  4th
                    Portfolio  Qtr.  Portfolio   Qtr.   Portfolio  Qtr    Portfolio   Qtr.
----------------------------------------------------------------------------------------------
International  15%  Janus      7.5%  Janus        7.5%  Janus        15%  Janus        3.75%
                    Worldwide        Worldwide          Worldwide         Aspen
                                                                          Worldwide
                                                                          Growth
                                                                            Ret.

                    Maxim      7.5%  Templeton    7.5%                    Maxim        3.75%
                    Index            Developing                           INVESCO
                    Pacific          Mkts A                               ADR
                                                                          Maxim        3.75%
                                                                          Index
                                                                          European
                                                                          Maxim        3.75%
                                                                          Index
                                                                          Pacific
Small-Cap      10%  Dreyfus    3.33% Dreyfus     3.33%  Dreyfus    1.67%  Dreyfus      1.67%
                    Emerging         Emerging           Emerg.            Emerg.
                    Leaders          Leaders            Leaders           Leaders
                    Maxim      1.67% Maxim       1.67%  Orchard    1.67%  Maxim        1.67%
                    Ariel            Ariel              Index 600         Ariel
                    Small-Cap        Small-Cap                            Small-Cap
                    Value            Value                                Value
                    Maxim      1.67% Maxim       1.67%  Maxim      3.33%  Maxim        1.67%
                    Loomis           Loomis             Loomis            Loomis
                    Sayles           Sayles             Sayles            Sayles
                    Small-Cap        Small-Cap          Small-Cap         Small-Cap
                    Value            Value              Value             Value
                    Maxim      3.33% Maxim       3.33%  Maxim      3.33%  Orchard      1.67%
                    INVESCO          INVESCO            INVESCO           Index 600
                    Small-Cap        Small-Cap          Small-Cap
                    Growth           Growth             Growth
                                                                          Maxim        3.33%
                                                                          INVESCO

                                                                          Small-Cap
                                                                          Growth

----------------------------------------------------------------------------------------------
Mid-Cap        10%  MFS          5%  MFS          7.5%  MFS          10%  Maxim         7.5%
                    Capital          Capital            Capital           Index 400
                    Opportunities    Opportunities      Opportunities
                    A                A                  A
                    American     5%  American     2.5%                    Maxim T.      7.5%
                    Cent             Cent                                 Rowe
                    Equity           Equity Inc                           Price
                    Inc Inv          Inv                                  Mid-Cap
                                                                          Growth

----------------------------------------------------------------------------------------------
Large-Cap      25%  Janus      4.17% Janus       2.78%  Janus      2.78%  Janus        2.78%
                    Twenty           Twenty             Twenty            Twenty
                    American   3.13% American    1.67%  American   1.67%  American     2.78%
                    Cent Inc         Cent Inc &         Cent Inc          Cent Inc
                    & Growth         Growth Adv         & Growth          & Growth
                    Adv                                 Adv               Adv
                    Maxim      4.17% Maxim       2.78%  Maxim      2.78%  Maxim        2.78%
                    Growth           Growth             Growth            Growth
                    Index            Index              Index             Index
                    INVESCO    4.17% INVESCO     2.78%  INVESCO    2.78%  INVESCO      2.78%
                    Blue Chip        Blue Chip          Blue Chip         Blue Chip
                    Growth           Growth             Growth            Growth
                    New        3.13% Nvest       1.67%  Nvest      1.67%  Nvest        2.78%
                    England          Growth &           Growth &          Growth &
                    Growth &         Inc A              Inc A             Inc A
                    Inc A

                    Maxim      3.13% Maxim       1.67%  Maxim      1.67%  Maxim        2.78%
                    Value            Value Index        Value             Value Index
                    Index                               Index
                    Putnam     3.13% Putnam      1.67%  Putnam     1.67%  MFS          2.08%
                    Fund for         Fund for           Fund for          Capital
                    Grth &           Grth & Inc         Grth &            Opportunities
                    Inc A            A                  Inc A
                                     Fidelity    1.67%  Fidelity   1.67%  Fidelity     2.08%
                                     Adv Growth         Adv               Adv Growth
                                     Opp T              Growth            Opp T
                                                        Opp T
                                     Maxim       8.33%  Maxim      4.17%  Maxim        2.08%
                                     Stock Index        Stock             Stock Index
                                                        Index

                                                        Orchard    4.17%  Orchard     2..08%
                                                        Index 500         Index 500
----------------------------------------------------------------------------------------------
International  10%  Maxim       10%  Maxim         10%  Maxim        10%
Bond                Global           Global Bond        Global
                    Bond                                Bond
----------------------------------------------------------------------------------------------
Bond           15%  INVESCO    3.75% INVESCO     3.75%  INVESCO    3.75%  INVESCO         4%
                    Select           Select             Select            Select
                    Income           Income             Income            Income
                    Maxim      3.75% Maxim       3.75%  Maxim      3.75%  Maxim           4%
                    Loomis           Loomis             Loomis            Loomis
                    Sayles           Sayles             Sayles            Sayles
                    Corporate        Corporate          Corporate         Corporate
                    Bond             Bond               Bond              Bond
                    Maxim      3.75% Maxim U.S.  3.75%  Maxim      3.75%  Maxim U.S.      4%
                    U.S. Govt        Govt               U.S. Govt         Govt
                    Mortgage         Mortgage           Mortgage          Mortgage
                    Secs             Secs               Secs              Secs
                                                                          Maxim Bond      4%
                                                                          Index
                    Lord       3.75% Lord        3.75%  Lord       3.75%  Lord            4%
                    Abbett           Abbett             Abbett            Abbett
                    Bond-Debenture   Bond-Debenture     Bond-Debenture    Bond-Debenture
                    A                A                  A                 A
----------------------------------------------------------------------------------------------
Short Term     15%  Maxim       15%  Maxim         15%  Maxim        15%  Maxim          15%
Bond                Short            Short Term         Short             Short Term
                    Term             Maturity           Term              Maturity
                    Maturity                            Maturity
----------------------------------------------------------------------------------------------
              100%             100%               100%              100%                100%



The performance of the Maxim Moderate Profile II Portfolio is directly related to the performance of its underlying portfolios. The technology sector took a big hit in 2000 while the financial and energy sector did very well. Value oriented funds performed very well this year. Growth oriented funds did not perform as well as the Value Funds during the year 2000. The World-stock funds also performed poorly this year. For example Janus Worldwide returned a -16.87% for the year 2000. In general the bond market did well with high quality government bonds performing the best. The short-term bond market also did well. The Corporate bond market and high-yield bond market did not perform as well.

                  Maxim Moderate      Composite    S&P 500
                  Profile II          Index        Index
                  Portfolio

                  10,000.00           10,000.00    10,000.00
1999              10,868.00           10,836.45    11,185.44
2000              10,629.99           10,958.20    10,167.12

Portfolio Inception:  09/16/99
Past performance is not predictive of future results.

Maxim Moderate Profile II Portfolio
Total Return
One Year               -2.19%
Since Inception         4.69%

Composite Index

Lehman Intermediate Govt/Corp Index 20%
MSCI World Index ex. U.S.           15%
Russell 2000 Index                  10%
S&P 500 Index                       25%
S&P 400 Index                       15%
Lehman Govt/Corp 1-3 Year Index             15%

Maxim Moderately Aggressive Profile II Portfolio

The Maxim Moderately Aggressive Profile II Portfolio is developed in two distinct steps. First, we use a widely recognized mathematical model to attempt to maximize the expected return of the Profile versus anticipated risk, by allocating various percentages of the Profile's assets to different asset classes. In general, the Moderately Aggressive Profile Portfolio invests most of its assets in asset classes which have historically demonstrated moderately high levels of volatility and returns, while maintaining adequate diversification across asset classes. Then we rebalance the Profile quarterly. During this rebalancing process, we determine the top underlying portfolios available in each asset class by ranking them according to performance history, Sharpe ratio (a widely recognized measure of risk-adjusted performance), and Morningstar rating. Morningstar is an independent evaluator of mutual funds and variable annuity portfolios. Once we determine the top portfolios in each asset class, we allocate the money earmarked for that asset class to those portfolios, while also diversifying among as many underlying portfolios as possible.

The Portfolio's asset class and underlying portfolio allocations for the year 2000 were as follows:

Asset      AllocatUnderlying  1st   Underlying 2nd    Underlying 3rd    Underlying   4th
Class             Portfolio   Qtr.  Portfolio  Qtr.   Portfolio  Qtr.   Portfolio    Qtr.
---------------------------------------------------------------------------------------------
International20%  Janus        10%  Janus             Janus        20%  Janus            5%
                  Worldwide         Worldwide   10%   Worldwide         Aspen
                                                                        Worldwide
                                                                        Growth Ret.

                  Maxim        10%  Templeton    10%                    Maxim            5%
                  Index             Developing                          INVESCO ADR
                  Pacific           Mkts A
                                                                        Maxim            5%
                                                                        Index
                                                                        European
                                                                        Maxim            5%
                                                                        Index
                                                                        Pacific
---------------------------------------------------------------------------------------------
Small-Cap    10%  Dreyfus     3.33% Dreyfus    3.33%  Dreyfus    1.67%  Dreyfus       1.67%
                  Emerging          Emerging          Emerging          Emerging
                  Leaders           Leaders           Leaders           Leaders
                  Maxim       1.67% Maxim      1.67%  Orchard    1.67%  Orchard       1.67%
                  Ariel             Ariel             Index 600         Index 600
                  Small-Cap         Small-Cap
                  Value             Value
                  Maxim       1.67% Maxim      1.67%  Maxim      3.33%  Maxim         1.67%
                  Loomis            Loomis            Loomis            Loomis
                  Sayles            Sayles            Sayles            Sayles
                  Small-Cap         Small-Cap         Small-Cap         Small-Cap
                  Value             Value             Value             Value
                  Maxim       3.33% Maxim      3.33%  Maxim      3.33%  Maxim         3.33%
                  INVESCO           INVESCO           INVESCO           INVESCO
                  Small-Cap         Small-Cap         Small-Cap         Small-Cap
                  Growth            Growth            Growth            Growth
                                                                        Maxim         1.67%
                                                                           Ariel
                                                                        Small-Cap
                                                                           Value

---------------------------------------------------------------------------------------------
Mid-Cap      20%  MFS          10%  MFS          15%  MFS          20%  Maxim           10%
                  Capital           Capital           Capital           Index 400
                  Opportunities     Opportunities     Opportunities
                  A                 A                 A
                  American     10%  American      5%                    Maxim T.        10%
                  Cent              Cent                                Rowe Price
                  Equity Inc        Equity                              MidCap
                  Inv               Inc Inv                             Growth
---------------------------------------------------------------------------------------------
Large-Cap    25%  Janus       4.17% Janus      2.78%  Janus      2.78%  Janus Twenty  3.33%
                  Twenty            Twenty            Twenty
                  American    3.13% American   1.67%  American   1.67%  American      3.33%
                  Cent Inc &        Cent Inc          Cent Inc          Cent Inc &
                  Growth Adv        & Growth          & Growth          Growth Adv
                                    Adv               Adv
                  Maxim       4.17% Maxim      2.78%  Maxim      2.78%  Maxim         3.33%
                  Growth            Growth            Growth            Growth Index
                  Index             Index             Index
                  INVESCO     4.17% INVESCO    2.78%  INVESCO    2.78%  INVESCO       3.33%
                  Blue Chip         Blue Chip         Blue Chip         Blue Chip
                  Growth            Growth            Growth            Growth
                  New         3.13% Nvest      1.67%  Nvest      1.67%  Nvest         3.33%
                  England           Growth &          Growth &          Growth &
                  Growth &          Inc A             Inc A             Inc A
                  Inc A

                  Maxim       3.13% Maxim      1.67%  Maxim      1.67%  Maxim Value   3.33%
                  Value Index       Value             Value             Index
                                   Index Index

                  Putnam      3.13% Putnam     1.67%  Putnam     1.67%  MFS Capital    2.5%
                  Fund for          Fund for          Fund for          Opportunities
                  Grth & Inc        Grth &            Grth &
                  A                 Inc A             Inc A
                                    Fidelity   1.67%  Fidelity   1.67%  Fidelity       2.5%
                                    Adv               Adv               Adv Growth
                                    Growth            Growth            Opp T
                                    Opp T             Opp T
                                    Maxim      8.33%  Maxim      4.17%  Maxim Stock    2.5%
                                    Stock             Stock             Index
                                   Index Index

                                                      Orchard    4.17%  Orchard S&P    2.5%
                                                      S&P 500           500 Index
                                                      Index
---------------------------------------------------------------------------------------------
International10%  Maxim        10%  Maxim        10%  Maxim        10%
Bond              Global Bond       Global            Global
                                    Bond Bond

---------------------------------------------------------------------------------------------
Bond         15%  INVESCO     3.75% INVESCO    3.75%  INVESCO    3.75%  INVESCO          3%
                  Select            Select            Select            Select
                  Income            Income            Income            Income
                  Maxim       3.75% Maxim      3.75%  Maxim      3.75%  Maxim            3%
                  Loomis            Loomis            Loomis            Loomis
                  Sayles            Sayles            Sayles            Sayles
                  Corporate         Corporate         Corporate         Corporate
                  Bond              Bond              Bond              Bond
                  Maxim U.S.  3.75% Maxim      3.75%  Maxim      3.75%  Maxim U.S.       3%
                  Govt              U.S. Govt         U.S. Govt         Govt
                  Mortgage          Mortgage          Mortgage          Mortgage
                  Secs              Secs              Secs              Secs
                  Lord        3.75% Lord       3.75%  Lord       3.75%  Lord             3%
                  Abbett            Abbett            Abbett            Abbett
                  Bond-Debenture    Bond-Debenture    Bond-Debenture    Bond-Debenture
                  A                 A                 A                 A
                                                                        Maxim Bond       3%
                                                                        Index
---------------------------------------------------------------------------------------------
            100%              100%              100%              100%                 100%


The performance of the Maxim Moderately Aggressive Profile II Portfolio is directly related to the performance of its underlying portfolios. The technology sector took a big hit in 2000 while the financial and energy sector did very well. Value oriented funds performed very well this year. Growth oriented funds did not perform as well as the Value Funds during the year 2000. The World-stock funds also performed poorly this year. For example Janus Worldwide returned a -16.87% for the year 2000. In general the bond market did well with high quality government bonds performing the best. The Corporate bond market and high-yield bond market did not do as well. The short-term bond market also did well for the year.

Line graph:

       Maxim Moderately Aggressive               Composite Index   S&P 500 Index
       Profile II Portfolio
       10,000.00                                 10,000.00         10,000.00
1999   11,216.00                                 11,029.17         11,185.44
2000   10,568.84                                 10,975.07         10,167.12

Portfolio Inception:  09/16/99
Past performance is not predictive of future results.

Maxim Moderately Aggressive Profile II Portfolio
Total Return

One Year              -5.77%
Since Inception              4.24%

Composite Index

Lehman Intermediate Govt/Corp Index 15%
Lehman Govt/Corp 1-3 Year Index              5%
MSCI World Index ex. U.S.           20%
Russell 2000 Index                  10%
S&P 500 Index                       30%
S&P 400 Index                       20%
Maxim Moderately Conservative Profile II Portfolio

The Maxim Moderately Conservative Profile II Portfolio is developed in two distinct steps. First, we use a widely recognized mathematical model to attempt to maximize the expected return of the Profile versus anticipated risk, by allocating various percentages of the Profile's assets to different asset classes. In general, the Maxim Moderately Conservative Profile II Portfolio invests most of its assets in asset classes which have historically demonstrated moderately lower levels of volatility and returns, while maintaining adequate diversification across asset classes. Then we rebalance the Profile quarterly. During this rebalancing process, we determine the top underlying portfolios available in each asset class by ranking them according to performance history, Sharpe ratio (a widely recognized measure of risk-adjusted performance), and Morningstar rating. Morningstar is an independent evaluator of mutual funds and variable annuity portfolios. Once we determine the top portfolios in each asset class, we allocate the money earmarked for that asset class to those portfolios, while also diversifying among as many underlying portfolios as possible.

The Portfolio's asset class and underlying portfolio allocations for the year 2000 were as follows:

Asset     AllocatiUnderlying1st     Underlying  2nd   Underlying   3rd    Underlying   4th
Class             Portfolio Qtr.    Portfolio   Qtr.  Portfolio    Qtr    Portfolio    Qtr.
---------------------------------------------------------------------------------------------
International10%  Janus         5%  Janus         5%  Janus          10%  Janus        3.75%
                  Worldwide         Worldwide         Worldwide           Aspen
                                                                          Worldwide
                                                                          Growth Ret

                  Maxim         5%  Templeton     5%                      Maxim        3.75%
                  Index             Developing                            INVESCO ADR
                  Pacific           Mkts A
                                                                          Maxim        3.75%
                                                                          Index
                                                                          European
                                                                          Maxim        3.75%
                                                                          Index
                                                                          Pacific
---------------------------------------------------------------------------------------------
Mid-Cap      10%  MFS           5%  MFS         7.5%  MFS Capital    10%  Maxim          5%
                  Capital           Capital           Opportunities       Index 400
                  Opportunities     Opportunities     A
                  A                 A
                  American      5%  American    2.5%                      Maxim T.       5%
                  Cent              Cent                                  Rowe Price
                  Equity            Equity Inc                            MidCap
                  Inc Inv           Inv                                   Growth
---------------------------------------------------------------------------------------------
Large-Cap    25%  Janus      4.17%  Janus       2.78% Janus Twenty 2.78%  Janus Twenty 2.78%
                  Twenty            Twenty
                  American   3.13%  American    1.67% American     1.67%  American     2.78%
                  Cent Inc          Cent Inc &        Cent Inc &          Cent Inc &
                  & Growth          Growth Adv        Growth Adv          Growth Adv
                  Adv
                  Maxim      4.17%  Maxim       2.78% Maxim        2.78%  Maxim        2.78%
                  Growth            Growth            Growth Index        Growth Index
                  Index             Index
                  INVESCO    4.17%  INVESCO     2.78% INVESCO      2.78%  INVESCO      2.78%
                  Blue              Blue Chip         Blue Chip           Blue Chip
                  Chip              Growth            Growth              Growth
                  Growth
                  New        3.13%  Nvest       1.67% Nvest        1.67%  Nvest        2.78%
                  England           Growth &          Growth &            Growth &
                  Growth &          Inc A             Inc A               Inc A
                  Inc A

                  Maxim      3.13%  Maxim       1.67% Maxim Value  1.67%  Maxim Value  2.78%
                  Value             Value Index       Index               Index
                  Index
                  Putnam     3.13%  Putnam      1.67% Putnam Fund  1.67%  MFS Capital  2.08%
                  Fund for          Fund for          for Grth &          Opportunities
                  Grth &            Grth & Inc        Inc A
                  Inc A             A
                                    Fidelity    1.67% Fidelity     1.67%  Fidelity     2.08%
                                    Adv Growth        Adv Growth          Adv Growth
                                    Opp T             Opp T               Opp T
                                    Maxim       8.33% Maxim Stock  4.17%  Maxim Stock  2.08%
                                    Stock Index       Index               Index
                                                      Orchard S&P  4.17%  Orchard S&P  2.08%
                                                      500 Index           500 Index
---------------------------------------------------------------------------------------------
International15%  Maxim        15%  Maxim        15%  Maxim          15%
Bond              Global            Global Bond       Global Bond
                  Bond

---------------------------------------------------------------------------------------------
Bond         20%  INVESCO       5%  INVESCO       5%  INVESCO         5%  INVESCO        5%
                  Select            Select            Select              Select
                  Income            Income            Income              Income
                  Maxim         5%  Maxim         5%  Maxim           5%  Maxim          5%
                  Loomis            Loomis            Loomis              Loomis
                  Sayles            Sayles            Sayles              Sayles
                  Corporate         Corporate         Corporate           Corporate
                  Bond              Bond              Bond                Bond
                  Maxim         5%  Maxim U.S.    5%  Maxim U.S.      5%  Maxim U.S.     5%
                  U.S.              Govt              Govt                Govt
                  Govt              Mortgage          Mortgage            Mortgage
                  Mortgage          Secs              Secs                Secs
                  Secs
                  Lord          5%  Lord          5%  Lord Abbett     5%  Lord Abbett    5%
                  Abbett            Abbett            Bond-Debenture      Bond-Debenture
                  Bond-Debenture    Bond-Debenture    A                   A
                  A                 A
                                                                          Maxim Bond     5%
                                                                          Index
---------------------------------------------------------------------------------------------
Short        20%  Maxim        20%  Maxim        20%  Maxim Short    20%  Maxim         25%
Term Bond         Short             Short Term        Term                Short-Term
                  Term              Maturity          Maturity            Maturity
                  Maturity
---------------------------------------------------------------------------------------------
            100%              100%              100%                100%               100%



The performance of the Maxim Moderately Conservative Profile II Portfolio is directly related to the performance of its underlying portfolios. The technology sector took a big hit in 2000 while the financial and energy sector did very well. Value oriented funds performed very well this year Growth oriented funds did not perform as well as the Value Funds during the year 2000. The World-stock funds also performed poorly this year. In general the bond market did well with high quality government bonds performing the best. The Corporate bond market and high-yield bond market did not do as well. The short-term bond market also did well for the year.

Line graph:

                  Maxim Moderately       Composite    Lehman
                  Conservative           Index        Intermediate
                  Profile II                          Govt/Corp
                  Portfolio                           Index
                  10,000.00              10,000.00    10,000.00
1999              10,779.00              10,783.50    9,991.70
2000              10,525.69              10,984.50    11,002.86

Portfolio Inception:  09/27/99
Past performance is not predictive of future results.

Maxim Moderately Conservative Profile II Portfolio
Total Return

One Year              -2.35%
Since Inception               3.92%

Composite Index

Lehman Govt/Corp 1-3 Year Index     25%
Lehman Intermediate Govt/Corp Index 25%
MSCI World Index ex. U.S.           15%
S&P 500 Index                       25%
S&P 400 Index                       10%

INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001



                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          theYears Ended December 31, 2000 and 1999

                                         (Section 1)


MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                MONEY
                                                                MARKET
                                                              PORTFOLIO
                                                            ---------------
                                                            ---------------
ASSETS:
     Investments in securities, market value   (1)        $    717,183,611
     Cash                                                          660,046
     Dividends and interest receivable                             922,091
     Subscriptions receivable                                        2,455
                                                            ---------------
                                                            ---------------

            Total assets                                       718,768,203
                                                            ---------------
                                                            ---------------

LIABILITIES:
     Dividends payable                                             242,709
     Due to investment advisor                                     261,740
                                                            ---------------
                                                            ---------------

            Total liabilities                                      504,449
                                                            ---------------
                                                            ---------------

NET ASSETS                                                $    718,263,754
                                                            ===============
                                                            ===============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                        $     71,789,913
     Additional paid-in capital                                646,571,726
     Accumulated net realized loss on investments                  (97,885)
                                                            ---------------
                                                            ---------------

NET ASSETS                                                $    718,263,754
                                                            ===============
                                                            ===============

NET ASSET VALUE PER OUTSTANDING SHARE                     $         1.0005
                                                            ===============
                                                            ===============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                800,000,000
     Outstanding                                               717,899,128

(1)  Cost of investments in securities:                   $    717,183,611

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                    MONEY
                                                                    MARKET
                                                                  PORTFOLIO
                                                                ---------------
                                                                ---------------
INVESTMENT INCOME:
     Interest                                                 $     43,693,597

EXPENSES:
     Management fees                                                 3,145,898
                                                                ---------------
                                                                ---------------

NET INVESTMENT INCOME                                               40,547,699
                                                                ---------------
                                                                ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $     40,547,699
                                                                ===============
                                                                ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                      MONEY MARKET
                                                       PORTFOLIO
                                            ----------------------------------
                                            ----------------------------------
                                                 2000              1999
                                            ---------------   ----------------
                                            ---------------   ----------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                  $   40,547,699  $      30,394,354
                                            ---------------   ----------------
                                            ---------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                (40,547,699)       (30,394,354)
                                            ---------------   ----------------
                                            ---------------   ----------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares       1,433,561,190        373,590,733
     Reinvestment of distributions              40,396,284         30,303,060
     Redemptions of shares                  (1,478,390,975)      (300,613,202)
                                            ---------------   ----------------
                                            ---------------   ----------------

     Net increase (decrease) in net assets      (4,433,501)       103,280,591
     resulting from share transactions      ---------------   ----------------
                                            ---------------   ----------------

     Total increase (decrease) in net           (4,433,501)       103,280,591
     assets
NET ASSETS:
     Beginning of period                       722,697,255        619,416,664
                                            ---------------   ----------------
                                            ---------------   ----------------

     End of period  (1)                   $    718,263,754  $     722,697,255
                                            ===============   ================
                                            ===============   ================

OTHER INFORMATION:

SHARES:
     Sold                                    1,432,833,439        373,401,079
     Issued in reinvestment of                  40,375,777         30,287,677
     distributions
     Redeemed                               (1,477,640,466)      (300,460,596)
                                            ---------------   ----------------
                                            ---------------   ----------------

     Net increase (decrease)                    (4,431,250)       103,228,160
                                            ===============   ================
                                            ===============   ================

See notes to financial statements.

MAXIM SERIES FUND, INC.

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                       Year Ended December 31,
                                      ----------------------------------------------------------------------
                                      ----------------------------------------------------------------------
                                         2000           1999          1998           1997          1996
                                      ------------   ------------  ------------   -----------   ------------
                                      ------------   ------------  ------------   -----------   ------------
Net Asset Value, Beginning of Period$      1.0005  $      1.0005 $      1.0007  $     1.0007  $      1.0007

Income from Investment Operations

Net investment income                      0.0590         0.0471        0.0505        0.0512         0.0493
Net realized loss                          0.0000         0.0000       (0.0002)
                                      ------------   ------------  ------------   -----------   ------------
                                      ------------   ------------  ------------   -----------   ------------

Total Income From

     Investment Operations                 0.0590         0.0471        0.0503        0.0512         0.0493
                                      ------------   ------------  ------------   -----------   ------------
                                      ------------   ------------  ------------   -----------   ------------

Less Distributions

From net investment income                (0.0590)       (0.0471)      (0.0505)      (0.0512)       (0.0493)
                                      ------------   ------------  ------------   -----------   ------------
                                      ------------   ------------  ------------   -----------   ------------

Total Distributions                       (0.0590)       (0.0471)      (0.0505)      (0.0512)       (0.0493)
                                      ------------   ------------  ------------   -----------   ------------
                                      ------------   ------------  ------------   -----------   ------------

Net Asset Value, End of Period      $      1.0005  $      1.0005 $      1.0005  $     1.0007  $      1.0007
                                      ============   ============  ============   ===========   ============
                                      ============   ============  ============   ===========   ============


Total Return/Yield                          6.07%          4.81%         5.15%         5.24%          5.04%

Net Assets, End of Period           $ 718,263,754  $ 722,697,255 $ 619,416,664  $ 453,155,210 $ 396,453,188

Ratio of Expenses to

Average Net Assets                          0.46%          0.46%         0.46%         0.46%          0.46%

Ratio of Net Investment Income to

Average Net Assets                          5.93%          4.73%         5.05%         5.14%          4.99%

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES Maxim Series Fund, Inc. (the
     Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Money Market Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

      Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Investments in securities of governmental agencies may only be guaranteed by the respective agencys limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

      Dividends

     Dividends from net investment income of the Portfolio are declared daily and paid monthly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily. The Portfolio amortizes discounts and premiums paid on purchases of securities to the earliest put or call date.


      Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2000, the Portfolio had available for federal income tax purposes an unused capital loss carryover of $97,885, which expires in 2006.

      Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.    INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .46% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.


The Maxim Series Fund

Money Market Portfolio

BONDS

AGENCY --- 3.0%
 10,000,000 Freddie Mac                                                9,974,408
            5.000% February 15, 2001
  9,365,628 Freddie Mac (4)                                            9,365,628
            Series T-29 Class A1
            6.940% September 15, 2026
  2,365,414 Freddie Mac (4)                                            2,365,414
            Series T-28 Class A1
            6.890% September 25, 2030
                                                                     $21,705,450

CHEMICALS --- 0.2%
  1,151,000 Bayer Corp                                                 1,148,192
            Notes
            6.750% October 1, 2001
                                                                      $1,148,192

FOREIGN BANKS --- 1.5%
 10,912,000 International Bank for Reconstruction & Development       10,894,622
            Senior Unsubordinated Notes
            5.500% February 2, 2001
                                                                     $10,894,622

OTHER ASSET-BACKED --- 2.8%
  4,914,157 CIT Equipment Collateral                                   4,914,157
            Series 2000-2 Class A1
            6.640% June 20, 2001
 10,000,000 Copelco Capital Funding Corp (4)                          10,000,000
            Series 2000-A Class A2A
            6.790% March 19, 2001
  5,393,590 Textron Financial Corp                                     5,393,590
            Series 2000-B Class A1
            6.670% October 15, 2001
                                                                     $20,307,747

TELEPHONE & TELECOMMUNICATIONS --- 0.8%
  5,440,000 France Telecom SA                                          5,440,000
            Notes
            6.875% October 1, 2001
                                                                      $5,440,000

TOTAL BONDS --- 8.3%                                                 $59,496,011
(Cost $59,496,011)

SHORT-TERM INVESTMENTS

AUTOMOBILES --- 5.0%
 15,000,000 DaimlerChrysler                                           14,820,318
  6,000,000 DaimlerChrysler                                            5,964,838
  5,000,000 DaimlerChrysler                                            4,969,848
 10,000,000 DaimlerChrysler                                            9,914,397
                                                                     $35,669,401

CHEMICALS --- 2.1%
 10,000,000 EI du Pont de Nemours & Co                                 9,983,577
  5,000,000 EI du Pont de Nemours & Co                                 4,988,176
                                                                     $14,971,753

ELECTRIC COMPANIES --- 15.9%
  5,000,000 Duke Energy Corp                                           4,962,885
 10,000,000 Duke Energy Corp                                           9,918,539
 10,000,000 Duke Energy Corp                                           9,976,351
 10,000,000 Duke Energy Corp                                           9,915,970
 19,300,000 Electricite de France                                     19,181,329
  2,000,000 Pacific Gas & Electric Co                                  1,996,337
 17,000,000 Pacific Gas & Electric Co                                 16,833,302
  7,000,000 Pacific Gas & Electric Co                                  6,942,680
  3,535,000 South Carolina Electric & Gas                              3,514,159
 10,000,000 Southern California Edison Co                              9,963,108
  6,000,000 Southern California Edison Co                              5,986,777
 10,000,000 Southern California Edison Co                              9,988,966
  5,000,000 Southern California Edison Co                              4,933,824
                                                                    $114,114,227

ELECTRONIC INSTRUMENTS & EQUIP --- 3.9%
 10,000,000 Motorola Credit Corp                                       9,893,291
  6,500,000 Motorola Credit Corp                                       6,406,507
 12,000,000 Motorola Credit Corp                                      11,856,558
                                                                     $28,156,356

ELECTRONICS - SEMICONDUCTOR --- 1.0%
  7,100,000 Motorola Inc                                               6,961,438
                                                                      $6,961,438

FINANCIAL SERVICES --- 47.4%
 15,000,000 American Express Credit Corp                              14,929,221
 10,000,000 American Express Credit Corp                               9,859,832
 10,000,000 American Express Credit Corp                               9,844,173
 20,000,000 American General Corp                                     19,966,968
 10,000,000 Ciesco LP                                                  9,988,961
  8,000,000 Ciesco LP                                                  7,940,195
  7,000,000 Ciesco LP                                                  6,983,335
 10,000,000 Citicorp                                                   9,963,557
 15,000,000 Citicorp                                                  14,927,137
  5,000,000 Ford Motor Credit Co                                       4,976,240
  9,000,000 Ford Motor Credit Co                                       8,944,206
 15,000,000 Ford Motor Credit Co                                      14,925,735
  6,000,000 Ford Motor Credit Co                                       5,942,607
 15,000,000 Halifax PLC                                               14,820,612
 15,000,000 Halifax PLC                                               14,762,507
 10,681,000 Household Finance Corp                                    10,675,213
  9,000,000 International Lease Finance Co                             8,901,892
 15,000,000 Morgan Stanley Dean Witter & Co                           14,969,681
 15,000,000 Morgan Stanley Dean Witter & Co                           14,909,172
  5,000,000 Morgan Stanley Dean Witter & Co                            4,970,584
  9,675,000 PACCAR Financial Corp                                      9,620,244
  7,000,000 PACCAR Financial Corp                                      6,933,219
  9,000,000 PACCAR Financial Corp                                      8,928,944
  6,900,000 PACCAR Financial Corp                                      6,823,827
  2,200,000 PACCAR Financial Corp                                      2,174,284
  2,000,000 Prudential Funding Corp                                    1,998,163
 10,000,000 Prudential Funding Corp                                    9,838,027
  5,000,000 Prudential Funding Corp                                    4,989,079
 15,000,000 Prudential Funding Corp                                   14,898,666
  9,000,000 Salomon Smith Barney Holdings                              8,985,166
 10,000,000 Salomon Smith Barney Holdings                              9,938,963
 10,000,000 Salomon Smith Barney Holdings                              9,927,977
  6,000,000 Salomon Smith Barney Holdings                              5,967,105
  6,000,000 Transamerica Finance Corp                                  5,940,876
 10,000,000 Transamerica Finance Group                                 9,965,016
                                                                    $340,131,384

FOOD & BEVERAGES --- 1.4%
 10,000,000 HJ Heinz Co                                                9,883,725
                                                                      $9,883,725

FOREIGN BANKS --- 2.8%
 10,000,000 Bank of Nova Scotia                                        9,957,833
 10,000,000 Bank of Nova Scotia                                        9,932,624
                                                                     $19,890,457

INSURANCE RELATED --- 4.6%
  4,500,000 AIG Funding Inc                                            4,455,331
 15,000,000 American General Finance Corp                             14,964,276
 14,000,000 Metlife Funding Inc                                       13,806,355
                                                                     $33,225,962

INVESTMENT BANK/BROKERAGE FIRM --- 6.2%
 10,000,000 KFW International Finance                                  9,968,730
 10,000,000 Merrill Lynch & Co Inc                                     9,968,530
 10,000,000 Merrill Lynch & Co Inc                                     9,956,208
 15,000,000 Merrill Lynch & Co Inc                                    14,925,939
                                                                     $44,819,407

SPECIALIZED SERVICES --- 1.4%
 10,000,000 Nestle Capital Corp                                        9,863,490
                                                                      $9,863,490

TOTAL SHORT-TERM INVESTMENTS --- 91.7%                              $657,687,600
(Cost )

TOTAL MONEY MARKET PORTFOLIO --- 100.0%                             $717,183,611
(Cost )








INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001



                             MAXIM SERIES FUND, INC.

                Financial Statements and Financial Highlights for
                   the Years Ended December 31, 2000 and 1999


                                   (Section 2)


MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                 BOND
                                                              PORTFOLIO
                                                            ---------------
                                                            ---------------
ASSETS:
     Investments in securities, market value  (1)         $     58,279,377
     Investments in interest rate swaps,                           101,000
     market value (2)
     Cash                                                           11,513
     Dividends and interest receivable                             709,226
                                                            ---------------
                                                            ---------------

            Total assets                                        59,101,116
                                                            ---------------
                                                            ---------------

LIABILITIES:
     Due to investment advisor                                      27,880
     Redemptions payable                                               619
     Call options written, fair value                               20,000
                                                            ---------------
                                                            ---------------

            Total liabilities                                       48,499
                                                            ---------------
                                                            ---------------

NET ASSETS                                                $     59,052,617
                                                            ===============
                                                            ===============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                        $      5,135,985
     Additional paid-in capital                                 58,293,485
     Net unrealized appreciation on investments                    243,771
     Undistributed net investment income                           154,345
     Accumulated net realized loss on investments               (4,774,969)
                                                            ---------------
                                                            ---------------

NET ASSETS                                                $     59,052,617
                                                            ===============
                                                            ===============

NET ASSET VALUE PER OUTSTANDING SHARE                     $         1.1498
                                                            ===============
                                                            ===============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                100,000,000
     Outstanding                                                51,359,845

(1)  Cost of investments in securities:                   $     58,116,606
(2)  Cost of investments in interest rate swaps:                         0

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                 BOND
                                                               PORTFOLIO
                                                            ----------------
                                                            ----------------
INVESTMENT INCOME:
     Interest                                             $       4,344,766
                                                            ----------------
                                                            ----------------

EXPENSES:
     Management fees                                                360,518
                                                            ----------------
                                                            ----------------

NET INVESTMENT INCOME                                             3,984,248
                                                            ----------------
                                                            ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                            (3,850,602)
     Change in net unrealized appreciation on investments         4,150,543
                                                            ----------------
                                                            ----------------

     Net realized and unrealized gain on investments                299,941
                                                            ----------------
                                                            ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $       4,284,189
                                                            ================
                                                            ================

See notes to financial statements.
MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                   BOND
                                                                                PORTFOLIO
                                                                     ---------------------------------
                                                                     ---------------------------------
                                                                         2000               1999
                                                                     --------------     --------------
                                                                     --------------     --------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                         $     3,984,248    $     4,277,350
     Net realized gain (loss) on investments                            (3,850,602)            91,183
     Change in net unrealized appreciation (depreciation) on investments 4,150,543         (4,625,826)
                                                                     --------------     --------------
                                                                     --------------     --------------

     Net increase (decrease) in net assets resulting from operations     4,284,189           (257,293)
                                                                     --------------     --------------
                                                                     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                         (3,861,153)        (4,245,286)
                                                                     --------------     --------------
                                                                     --------------     --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                  14,904,372         10,835,072
     Reinvestment of distributions                                       3,861,153          4,245,286
     Redemptions of shares                                             (30,391,592)       (16,422,013)
                                                                     --------------     --------------
                                                                     --------------     --------------

     Net decrease in net assets resulting from share transactions      (11,626,067)        (1,341,655)
                                                                     --------------     --------------
                                                                     --------------     --------------

     Total decrease in net assets                                      (11,203,031)        (5,844,234)

NET ASSETS:
     Beginning of period                                                70,255,648         76,099,882
                                                                     --------------     --------------
                                                                     --------------     --------------

     End of period (1)                                             $    59,052,617    $    70,255,648
                                                                     ==============     ==============
                                                                     ==============     ==============

OTHER INFORMATION:

SHARES:
     Sold                                                               13,008,192          9,148,767
     Issued in reinvestment of distributions                             3,381,700          3,646,051
     Redeemed                                                          (26,546,210)       (13,816,116)
                                                                     --------------     --------------
                                                                     --------------     --------------

     Net increase (decrease)                                           (10,156,318)        (1,021,298)
                                                                     ==============     ==============
                                                                     ==============     ==============

     (1) Including undistributed net investment income             $       154,345    $        31,250

     See notes to financial statements.


MAXIM SERIES FUND, INC.

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                       Year Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2000         1999          1998         1997          1996
                                       -----------  -----------   -----------  -----------   -----------
                                       -----------  -----------   -----------  -----------   -----------

Net Asset Value, Beginning of Period $     1.1421 $     1.2169  $     1.2119 $     1.2059  $     1.2301

Income from Investment Operations

Net investment income                      0.0785       0.0718        0.0740       0.0767        0.0745
Net realized and unrealized gain (loss)    0.0052      (0.0753)       0.0050       0.0060       (0.0242)
                                       -----------  -----------   -----------  -----------   -----------
                                       -----------  -----------   -----------  -----------   -----------

Total Income (Loss) From
Investment Operations                      0.0837      (0.0035)       0.0790       0.0827        0.0503
                                       -----------  -----------   -----------  -----------   -----------
                                       -----------  -----------   -----------  -----------   -----------

Less Distributions

From net investment income                (0.0760)     (0.0713)      (0.0740)     (0.0767)      (0.0745)
                                       -----------  -----------   -----------  -----------   -----------
                                       -----------  -----------   -----------  -----------   -----------

Total Distributions                       (0.0760)     (0.0713)      (0.0740)     (0.0767)      (0.0745)
                                       -----------  -----------   -----------  -----------   -----------
                                       -----------  -----------   -----------  -----------   -----------

Net Asset Value, End of Period       $     1.1498 $     1.1421  $     1.2169 $     1.2119  $     1.2059
                                       ===========  ===========   ===========  ===========   ===========
                                       ===========  ===========   ===========  ===========   ===========


Total Return                                7.55%       (0.27%)        6.65%        7.07%         4.26%

Net Assets, End of Period            $ 59,052,617 $ 70,255,648  $ 76,099,882 $ 70,283,703  $ 78,093,109

Ratio of Expenses to
Average Net Assets                          0.60%        0.60%         0.60%        0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                          6.63%        6.03%         6.00%        6.22%         6.10%

Portfolio Turnover Rate                    84.08%       67.43%        42.50%       90.81%       117.39%



MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
-------------------------------------------------------------------------------

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES Maxim Series Fund, Inc. (the
     Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Bond Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek maximum total return consistent with preservation of capital. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

      Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Investments in securities of governmental agencies may only be guaranteed by the respective agencys limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

      Restricted Securities

     The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuers financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2000 were $12,491,916, $12,260,394 and 20.76%, respectively.

      Interest Rate Swap Agreements

     An interest rate swap agreement involves the exchange of amounts based on a fixed interest rate for amounts based on variable interest rates over the life of the agreement without the exchange of the underlying face amount. Interest rate differentials paid or received under this agreement are recognized as an adjustment to interest income.


      Option Writing

     Written call options are recorded as a liability on the Statement of Assets and Liabilities and adjusted to current fair value.

      Dividends

     Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

      Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2000, the Portfolio had available for federal income tax purposes unused capital loss carryovers of $14,153, $910,213 and $3,112,417, which expire in the years 2002, 2004 and 2008, respectively.

      Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.    INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.


3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $20,836,380 and $54,166,838, respectively. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $27,910,053 and $8,754,269, respectively.

4.    UNREALIZED APPRECIATION (DEPRECIATION)

     At December 31, 2000, the U.S. Federal income tax cost basis was $58,116,606. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $1,233,021 and gross depreciation of securities in which there was an excess of tax cost over value of $989,250, resulting in net appreciation of $243,771.

5.      INTEREST RATE SWAP AGREEMENT

     As of December 31, 2000, the Portfolio had an interest rate swap agreement with Morgan Stanley Dean Witter Co. with a net face amount of $2,000,000 and a maturity date of February 15, 2002. The Portfolio is receiving a floating interest rate of the 3 month LIBOR plus 1.75% equal to 8.51% at December 31, 2000, and is paying a fixed interest rate of 3.00%.

6.      CALL OPTIONS WRITTEN

      As of December 31, 2000, covered call options written by the Portfolio were as follows:

      Number                                               Strike Price
        Of         Notional                                   as of
      Options       Amount           Security           December 31, 2000       Expiration
     ----------    ---------    --------------------    -----------------   -------------------
        2,000   $  2,000,000    CUC International    $       100.199            2/15/2002
                                Inc,
                                   3.000%,
                                2/15/2002


The Maxim Series Fund

Bond Portfolio

BONDS

AGENCY --- 37.3%
  2,000,000 Fannie Mae                                                 2,087,180
            GLOBAL UNSECURED NOTES
            6.625% October 15, 2007
  5,500,000 Fannie Mae                                                 5,251,620
            AGENCY BENCHMARK NOTE
            5.250% January 15, 2009
  1,488,248 Freddie Mac                                                1,491,493
            Gold Pool #C01049
            7.000% September 1, 2030
  1,990,890 Freddie Mac                                                1,995,231
            Gold Pool #C41666
            7.000% August 1, 2030
  1,989,538 Freddie Mac                                                1,993,875
            Gold Pool #C35880
            7.000% January 1, 2030
  4,911,255 Freddie Mac                                                4,986,446
            Gold Pool #C36607
            7.500% February 1, 2030
  3,861,682 Freddie Mac                                                3,959,421
            Gold Pool #C01005
            8.000% June 1, 2030
                                                                     $21,765,266

AIR FREIGHT --- 4.3%
  2,541,978 American Trans Air #                                       2,526,218
            Series 1996-1 Class 1C
            7.820% March 26, 2004
                                                                      $2,526,218

BANKS --- 5.0%
  3,000,000 Credit Suisse First Boston #                               2,895,900
            Subordinated Notes
            6.500% May 1, 2008
                                                                      $2,895,900

OIL & GAS --- 1.6%
  1,000,000 Consolidated Natural Gas Co                                  959,400
            Debentures
            6.625% December 1, 2013
                                                                        $959,400

OTHER ASSET-BACKED --- 6.7%
  3,000,000 Delta Funding Home Equity Loan Trust                       3,076,049
            Series 1999-2 Class A5F
            7.070% November 15, 2027
    819,372 Green Tree Consumer Trust                                    810,768
            Series 1998-S Class BH
            8.410% May 15, 2029
                                                                      $3,886,817

PERSONAL LOANS --- 5.1%
  3,000,000 Takefuji Corp #                                            2,955,300
            Senior Notes
            7.300% November 1, 2004
                                                                      $2,955,300

RAILROADS --- 5.1%
  2,900,000 National Rail Corp #                                       2,947,850
            Debentures
            7.470% August 8, 2010
                                                                      $2,947,850

RETAIL --- 1.4%
  1,500,000 ShopKo Stores Inc                                            825,000
            Senior Notes
            6.500% August 15, 2003
                                                                        $825,000

SPECIALIZED SERVICES --- 3.3%
  2,000,000 CUC International Inc                                      1,919,000
            Convertible
            3.000% February 15, 2002
                                                                      $1,919,000

TELEPHONE & TELECOMMUNICATIONS --- 1.6%
  1,000,000 Koninklijke KPN NV #                                         935,126
            Senior Unsubordinated Notes
            8.000% October 1, 2010
                                                                        $935,126

U.S. GOVERNMENTS --- 20.7%
    950,000 United States of America                                   1,000,322
            Treasury Notes
            6.125% August 15, 2007
  1,500,000 United States of America                                   2,080,785
            Treasury Notes
            9.000% November 15, 2018
    900,000 United States of America                                   1,041,471
            Treasury Bonds
            6.750% August 15, 2026
  3,450,000 United States of America                                   3,478,014
            Treasury Notes
            5.625% December 31, 2002
  1,100,000 United States of America                                   1,074,216
            Treasury Notes
            4.250% November 15, 2003
  2,000,000 United States of America                                   2,065,320
            Treasury Notes
            5.750% November 15, 2005
  1,250,000 United States of America                                   1,318,750
            Treasury Notes
            6.500% May 15, 2005
                                                                     $12,058,878

UTILITIES --- 5.2%
  3,000,000 Columbia Energy Group                                      3,021,480
            Notes
            6.610% November 28, 2002
                                                                      $3,021,480

TOTAL BONDS --- 97.3%                                                $56,696,235
(Cost $56,533,464)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 2.7%
  1,584,000 Household Finance Corp                                     1,583,142
                                                                      $1,583,142

TOTAL SHORT-TERM INVESTMENTS --- 2.7%                                 $1,583,142
(Cost $1,583,142)

TOTAL BOND PORTFOLIO --- 100.0%                                      $58,279,377
(Cost $58,116,606)






INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Stock Index Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stock Index Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001





                             MAXIM SERIES FUND, INC.

                Financial Statements and Financial Highlights for
                   the Years Ended December 31, 2000 and 1999

                                   (Section 3)


MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                      STOCK
                                      INDEX
                                    PORTFOLIO
                                -----------------
                                -----------------

ASSETS:
     Investments in securities, market value  (1)          $    1,028,416,831
     Cash                                                             450,821
     Dividends and interest receivable                                882,712
     Subscriptions receivable                                           1,255
     Receivable for investments sold                                   74,443
                                                             -----------------
                                                             -----------------

            Total assets                                        1,029,826,062
                                                             -----------------
                                                             -----------------

LIABILITIES:
     Due to investment advisor                                        488,308
     Payable for investments purchased                              1,212,212
     Variation margin on futures contracts                            147,541
                                                             -----------------
                                                             -----------------

            Total liabilities                                       1,848,061
                                                             -----------------
                                                             -----------------

NET ASSETS                                                 $    1,027,978,001
                                                             =================
                                                             =================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                         $       30,610,878
     Additional paid-in capital                                   538,009,589
     Net unrealized appreciation on investments                   449,082,339
        and futures contracts
     Overdistributed net investment income                            (49,886)
     Accumulated net realized gain on investments                  10,325,081
        and futures contracts                                -----------------
                                                             -----------------

NET ASSETS                                                 $    1,027,978,001
                                                             =================
                                                             =================

NET ASSET VALUE PER OUTSTANDING SHARE                      $           3.3582
                                                             =================
                                                             =================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                   400,000,000
     Outstanding                                                  306,108,783

(1)  Cost of investments in securities:                    $      579,343,592

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                    STOCK
                                                                    INDEX
                                                                  PORTFOLIO
                                                                ---------------
                                                                ---------------
INVESTMENT INCOME:
     Interest                                                 $        615,817
     Dividends                                                      12,869,959
     Foreign withholding tax                                           (56,256)
                                                                ---------------
                                                                ---------------

     Total income                                                   13,429,520
                                                                ---------------
                                                                ---------------

EXPENSES:
     Management fees                                                 6,693,369
                                                                ---------------
                                                                ---------------

NET INVESTMENT INCOME                                                6,736,151
                                                                ---------------
                                                                ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                               87,098,455
     Net realized loss on futures contracts                         (1,549,157)
     Change in net unrealized appreciation                        (182,364,795)
        on investments
     Change in net unrealized appreciation                            (127,332)
        on futures contracts
                                                                ---------------
                                                                ---------------

     Net realized and unrealized loss on investments               (96,942,829)
        and futures contracts                                   ---------------
                                                                ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    (90,206,678)
                                                                ===============
                                                                ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                         STOCK INDEX
                                                                        PORTFOLIO
                                                                      --------------------------------
                                                                      --------------------------------
                                                                          2000              1999
                                                                      --------------    --------------
                                                                      --------------    --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                          $     6,736,151   $     7,748,713
     Net realized gain on investments                                    87,098,455        74,747,273
     Net realized gain (loss) on futures contracts                       (1,549,157)        2,347,408
     Change in net unrealized appreciation on investments              (182,364,795)      114,172,287
     Change in net unrealized appreciation on futures contracts            (127,332)         (160,231)
                                                                      --------------    --------------
                                                                      --------------    --------------

     Net increase (decrease) in net assets resulting from operations    (90,206,678)      198,855,450
                                                                      --------------    --------------
                                                                      --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                          (6,769,040)       (7,720,964)
     From net realized gains                                            (99,661,889)      (56,987,082)
                                                                      --------------    --------------
                                                                      --------------    --------------

     Total distributions                                               (106,430,929)      (64,708,046)
                                                                      --------------    --------------
                                                                      --------------    --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                  299,693,516        35,938,883
     Reinvestment of distributions                                      106,430,929        64,708,046
     Redemptions of shares                                             (347,580,989)      (98,444,652)
                                                                      --------------    --------------
                                                                      --------------    --------------

     Net increase in net assets resulting from share transactions        58,543,456         2,202,277
                                                                      --------------    --------------
                                                                      --------------    --------------

     Total increase (decrease) in net assets                           (138,094,151)      136,349,681

NET ASSETS:
     Beginning of period                                              1,166,072,152     1,029,722,471
                                                                      --------------    --------------
                                                                      --------------    --------------

     End of period  (1)                                             $ 1,027,978,001   $ 1,166,072,152
                                                                      ==============    ==============
                                                                      ==============    ==============

OTHER INFORMATION:

SHARES:
     Sold                                                                76,014,384         9,671,554
     Issued in reinvestment of distributions                             30,284,991        16,628,427
     Redeemed                                                           (88,507,293)      (25,446,699)
                                                                      --------------    --------------
                                                                      --------------    --------------

     Net increase                                                        17,792,082           853,282
                                                                      ==============    ==============
                                                                      ==============    ==============

(1) Including overdistributed net investment income                 $       (49,886)  $       (16,997)

See notes to financial statements.

MAXIM SERIES FUND, INC.

STOCK INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                      Year Ended December 31,
                                     -----------------------------------------------------------------------
                                     -----------------------------------------------------------------------
                                        2000           1999            1998          1997          1996
                                     ------------   ------------   -------------  -----------   ------------
                                     ------------   ------------   -------------  -----------   ------------


Net Asset Value, Beginning of Perio$      4.0444  $      3.5821  $       2.9474 $     2.3650  $      1.9796

Income from Investment Operations

Net investment income                     0.0228         0.0272          0.0283       0.0364         0.0336
Net realized and unrealized gain (loss)  (0.3350)        0.6682          0.7538       0.7196         0.3960
                                     ------------   ------------   -------------  -----------   ------------
                                     ------------   ------------   -------------  -----------   ------------

Total Income (Loss) From
     Investment Operations               (0.3122)        0.6954          0.7821       0.7560         0.4296
                                     ------------   ------------   -------------  -----------   ------------
                                     ------------   ------------   -------------  -----------   ------------

Less Distributions

From net investment income               (0.0229)       (0.0271)        (0.0284)     (0.0364)       (0.0336)
From net realized gains                  (0.3511)       (0.2060)        (0.1190)     (0.1372)       (0.0106)
                                     ------------   ------------   -------------  -----------   ------------
                                     ------------   ------------   -------------  -----------   ------------

Total Distributions                      (0.3740)       (0.2331)        (0.1474)     (0.1736)       (0.0442)
                                     ------------   ------------   -------------  -----------   ------------
                                     ------------   ------------   -------------  -----------   ------------

Net Asset Value, End of Period     $      3.3582  $      4.0444  $       3.5821 $     2.9474  $      2.3650
                                     ============   ============   =============  ===========   ============
                                     ============   ============   =============  ===========   ============


Total Return                              (7.94%)        19.73%          26.79%       32.20%         21.81%

Net Assets, End of Period          $ 1,027,978,001$ 1,166,072,152$ 1,029,722,471$ 817,386,568 $ 936,806,358

Ratio of Expenses to
Average Net Assets                         0.60%          0.60%           0.60%        0.60%          0.60%

Ratio of Net Investment Income to
Average Net Assets                         0.60%          0.71%           0.87%        1.15%          1.58%

Portfolio Turnover Rate                   15.71%         10.69%          12.91%       17.30%          3.31%


MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Stock Index Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the Standard & Poors (S&P) 500 Composite Stock Price Index and the S&P MidCap 400 Index, weighted according to their pro rata share of the market. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Financial Futures Contracts

     The Portfolio may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Dividends

     Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.


     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

     Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.    INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $174,003,167 and $203,115,919, respectively. For the year ended December 31, 2000, there were no purchases or sales of U.S. Government securities.

4.    UNREALIZED APPRECIATION (DEPRECIATION)

     At December 31, 2000, the U.S. Federal income tax cost basis was $580,887,855. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $504,621,959 and gross depreciation of securities in which there was an excess of tax cost over value of $57,092,983, resulting in net appreciation of $447,528,976.

5.    FUTURES CONTRACTS

     As of December 31, 2000, the Portfolio had 28 open S&P 500 and 3 open S&P MidCap 400 long futures contracts. The contracts expire in March 2001 and the Portfolio has recorded unrealized appreciation of $32,125 and unrealized depreciation of $23,025, respectively, resulting in net appreciation of $9,100.




The Maxim Series Fund

Stock Index Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 1.3%
      8,280 BF Goodrich Co                                               301,185
     71,576 Boeing Co                                                  4,724,016
     16,100 General Dynamics Corp                                      1,255,800
      3,700 Litton Industries Inc*                                       291,142
     34,782 Lockheed Martin Corp                                       1,180,849
      5,800 Northrop Grumman Corp                                        481,400
      4,100 Precision Castparts Corp                                     172,454
     27,300 Raytheon Co Class B                                          847,993
     14,700 Rockwell International Corp                                  700,088
        900 Sequa Corp Class A*                                           32,738
     37,690 United Technologies Corp                                   2,963,376
                                                                     $12,951,041

AGRICULTURE --- 0.0%
      2,200 Universal Corp                                                77,000
                                                                         $77,000

AIR FREIGHT --- 0.1%
      3,800 Airborne Inc                                                  37,050
      3,000 Atlas Air Inc*                                                97,875
      4,000 CNF Inc                                                      135,248
      3,800 EGL Inc*                                                      90,961
      4,200 Expeditors Int'l of Washington Inc                           225,485
                                                                        $586,619

AIRLINES --- 0.3%
     12,200 AMR Corp                                                     478,081
      2,200 Alaska Air Group Inc*                                         65,450
     10,000 Delta Air Lines Inc                                          501,870
     40,580 Southwest Airlines Co                                      1,360,647
      5,500 US Airways Group Inc*                                        223,091
                                                                      $2,629,139

AUTO PARTS & EQUIPMENT --- 0.2%
      5,650 ArvinMeritor Inc                                              64,269
      1,700 Bandag Inc                                                    68,955
      2,200 Borg-Warner Automotive Inc                                    88,000
      5,800 Cooper Tire & Rubber Co                                       61,625
     45,045 Delphi Automotive Systems Corp                               506,756
     13,875 Genuine Parts Co                                             363,345
     12,600 Goodyear Tire & Rubber Co                                    289,674
      5,100 Lear Corp*                                                   126,541
      2,400 Modine Manufacturing Co                                       49,800
      2,100 Superior Industries International Inc                         66,280
     10,538 Visteon Corp                                                 121,187
                                                                      $1,806,432

AUTOMOBILES --- 0.6%
    151,000 Ford Motor Co                                              3,538,987
     45,600 General Motors Corp                                        2,322,727
                                                                      $5,861,714

BANKS --- 5.9%
     30,200 AmSouth Bancorp                                              460,550
      5,375 Associated Banc-Corp                                         163,266
     31,900 BB&T Corp                                                  1,190,253
     93,147 Bank One Corp                                              3,411,509
    131,058 Bank of America Corp                                       6,012,286
     59,600 Bank of New York Co Inc                                    3,289,145
     11,600 Banknorth Group Inc                                          231,269
    105,588 Chase Manhattan Corp                                       4,797,602
      3,900 City National Corp                                           151,367
     12,650 Comerica Inc                                                 751,094
      9,700 Compass Bancshares Inc                                       231,588
     37,187 Fifth Third Bancorp                                        2,221,923
     10,300 First Tennessee National Corp                                298,051
     78,900 First Union Corp                                           2,194,367
      3,750 First Virginia Banks Inc                                     180,000
      7,000 FirstMerit Corp                                              187,138
     76,540 Firstar Corp                                               1,779,555
     72,848 FleetBoston Financial Corp                                 2,736,317
      3,200 Greater Bay Bancorp                                          131,200
     12,700 Hibernia Corp                                                161,925
     20,185 Huntington Bancshares Inc                                    326,735
     12,900 JP Morgan & Co Inc                                         2,134,950
     34,304 KeyCorp                                                      960,512
      7,400 M&T Bank Corp                                                503,200
      8,400 Marshall & Ilsley Corp                                       426,972
     39,312 Mellon Financial Corp                                      1,933,639
      5,700 Mercantile Bankshares Corp                                   246,166
     48,940 National City Corp                                         1,407,025
     16,575 National Commerce Bancorp                                    410,231
     13,150 North Fork Bancorp Inc                                       322,990
     17,800 Northern Trust Corp                                        1,451,804
     11,177 Old Kent Financial Corp                                      488,994
     23,200 PNC Financial Services Group                               1,695,038
      6,500 Pacific Century Financial Corp                               114,966
      4,000 Provident Financial Group Inc                                150,000
     17,900 Regions Financial Corp                                       488,885
      4,900 Roslyn Bancorp Inc                                           133,829
      4,000 Silicon Valley Bancshares*                                   138,248
     13,512 SouthTrust Corp                                              549,763
     13,100 State Street Corp                                          1,627,151
     13,950 Summit Bancorp                                               532,709
     23,776 SunTrust Banks Inc                                         1,497,888
     22,900 Synovus Financial Corp                                       616,857
      6,500 TCF Financial Corp                                           289,653
     60,773 US Bancorp                                                 1,773,782
     10,800 Union Planters Corp                                          386,100
     16,333 Wachovia Corp                                                949,356
    137,790 Wells Fargo & Co                                           7,673,112
      3,000 Westamerica Bancorp                                          129,000
      2,700 Wilmington Trust Corp                                        167,567
      7,100 Zions Bancorp                                                443,303
                                                                     $60,550,830

BIOTECHNOLOGY --- 0.4%
      4,400 COR Therapeutics Inc*                                        154,823
      7,700 Genzyme Corp*                                                692,515
      3,800 Gilead Sciences Inc*                                         315,161
      3,900 IDEC Pharmaceuticals Corp*                                   739,292
      5,200 Incyte Genomics Inc*                                         129,350
     17,200 Millennium Pharmaceuticals Inc*                            1,064,250
      3,500 Protein Design Labs Inc*                                     304,063
      4,800 Vertex Pharmaceuticals Inc*                                  343,200
                                                                      $3,742,654

BROADCAST/MEDIA --- 0.7%
      2,863 Chris-Craft Industries Inc*                                  190,390
     47,100 Clear Channel Communications Inc*                          2,281,383
     72,700 Comcast Corp Class A*                                      3,035,225
      3,800 Emmis Communications Corp Class A*                           109,011
      8,700 Hispanic Broadcasting Corp*                                  221,850
     16,600 Univision Communications Inc Class A*                        679,554
      8,800 Westwood One Inc*                                            169,946
                                                                      $6,687,359

BUILDING MATERIALS --- 0.2%
      2,225 Granite Construction Inc                                      64,385
      3,700 Martin Marietta Materials Inc                                156,510
     35,900 Masco Corp                                                   922,163
      4,600 Quanta Services Inc*                                         148,060
     12,900 Sherwin-Williams Co                                          339,425
      3,400 USG Corp                                                      76,500
      8,100 Vulcan Materials Co                                          387,788
                                                                      $2,094,831

CHEMICALS --- 1.2%
      2,475 A Schulman Inc                                                28,463
     18,400 Air Products & Chemicals Inc                                 754,400
      5,400 Airgas Inc*                                                   36,785
      3,650 Albemarle Corp                                                90,338
      8,800 Avery Dennison Corp                                          482,900
      5,400 Cabot Corp                                                   142,425
      8,998 Crompton Corp                                                 94,479
      3,200 Cytec Industries Inc*                                        127,798
     54,600 Dow Chemical Co                                            1,999,725
     84,007 EI du Pont de Nemours & Co                                 4,058,546
      6,100 Eastman Chemical Co                                          297,375
     10,200 Engelhard Corp                                               207,825
      2,500 FMC Corp*                                                    179,218
      2,700 Ferro Corp                                                    62,100
      4,000 Great Lakes Chemical Corp                                    148,748
      1,200 HB Fuller Co                                                  47,344
      8,600 Hercules Inc                                                 163,933
      9,200 IMC Global Inc                                               143,170
      4,100 Lubrizol Corp                                                105,575
      9,400 Lyondell Chemical Co                                         143,933
      1,700 Minerals Technologies Inc                                     58,118
      3,700 Olin Corp                                                     81,863
     13,500 PPG Industries Inc                                           625,212
     12,800 Praxair Inc                                                  568,000
      8,181 RPM Inc                                                       70,046
     17,804 Rohm & Haas Co                                               646,499
      6,200 Sigma-Aldrich Corp                                           243,734
      8,280 Solutia Inc                                                   99,360
     10,900 Union Carbide Corp                                           586,551
      3,500 Valspar Corp                                                 112,630
                                                                     $12,407,093

COMMUNICATIONS - EQUIPMENT --- 5.3%
     62,200 ADC Telecommunications Inc*                                1,127,375
      3,200 ADTRAN Inc*                                                   68,000
      3,100 ANTEC Corp*                                                   24,509
      6,400 Advanced Fibre Communications*                               115,597
      6,637 Andrew Corp*                                                 144,355
     22,335 Avaya Inc*                                                   230,319
     14,800 Cabletron Systems Inc*                                       222,918
    580,000 Cisco Systems Inc*                                        22,185,000
      4,200 CommScope Inc*                                                69,560
     13,300 Comverse Technology Inc*                                   1,444,713
     74,200 Corning Inc                                                3,918,650
      5,400 Harris Corp                                                  165,375
     77,500 JDS Uniphase Corp*                                         3,230,743
      2,738 L-3 Communications Holdings Inc*                             210,826
    269,028 Lucent Technologies Inc                                    3,631,878
      3,900 MasTec Inc*                                                   78,000
     25,500 Network Appliance Inc*                                     1,636,769
    249,688 Nortel Networks Corp                                       8,005,497
      4,000 Plantronics Inc*                                             188,000
      6,100 Polycom Inc*                                                 196,341
     60,200 QUALCOMM Inc*                                              4,947,657
      3,500 Sawtek Inc*                                                  161,655
     13,000 Scientific-Atlanta Inc                                       423,306
     33,000 Tellabs Inc*                                               1,864,500
                                                                     $54,291,543

COMPUTER HARDWARE & SYSTEMS --- 4.5%
     28,150 3Com Corp                                                    239,275
     26,100 Apple Computer Inc*                                          388,238
      3,500 Avocent Corp*                                                 94,500
      1,914 Cabot Microelectronics Corp*                                  99,407
    136,917 Compaq Computer Corp                                       2,060,601
      4,300 Credence Systems Corp*                                        98,900
    208,400 Dell Computer Corp*                                        3,633,871
    176,274 EMC Corp*                                                 11,722,221
     26,000 Gateway Inc*                                                 467,740
    159,252 Hewlett-Packard Co                                         5,026,312
      3,100 InFocus Corp*                                                 45,725
    141,306 International Business Machines Corp                      12,011,010
     10,200 Lexmark International Group Inc Class A*                     451,982
      5,300 Mentor Graphics Corp*                                        145,416
      7,831 NCR Corp*                                                    384,698
      4,100 National Instruments Corp*                                   199,104
     45,577 Palm Inc*                                                  1,290,376
     12,000 Quantum Corp-DLT & Storage Systems*                          159,744
      5,500 Sandisk Corp*                                                152,625
      8,200 Storage Technology Corp*                                      73,800
    259,500 Sun Microsystems Inc*                                      7,233,563
     25,200 Unisys Corp*                                                 368,550
                                                                     $46,347,658

COMPUTER SOFTWARE & SERVICES --- 6.4%
      4,566 ACNielsen Corp*                                              165,518
     19,300 Adobe Systems Inc                                          1,123,009
      4,300 Affiliated Computer Services Inc Class A*                    260,954
    188,300 America Online Inc*                                        6,552,840
      4,700 Autodesk Inc                                                 126,604
     50,800 Automatic Data Processing Inc                              3,216,250
     19,700 BMC Software Inc*                                            275,800
     21,700 BroadVision Inc*                                             256,320
     19,750 Cadence Design Systems Inc*                                  543,125
     11,700 Ceridian Corp*                                               233,263
     14,900 Citrix Systems Inc*                                          335,250
     12,250 Comdisco Inc                                                 140,103
     46,781 Computer Associates International Inc                        912,230
     13,600 Computer Sciences Corp*                                      817,700
     29,400 Compuware Corp*                                              183,750
     10,700 Electronic Arts Inc*                                         456,088
     37,600 Electronic Data Systems Corp                               2,171,400
     11,400 Equifax Inc                                                  327,032
     31,794 First Data Corp                                            1,675,130
      6,862 Gartner Group Inc Class B*                                    43,505
     22,500 Informix Corp*                                                66,780
     16,700 Intuit Inc*                                                  658,598
      2,600 Investment Technology Group Inc*                             108,550
      3,500 Jack Henry & Associates Inc                                  217,438
      5,500 Keane Inc*                                                    53,625
      7,100 Legato Systems Inc*                                           52,803
      4,300 Macromedia Inc*                                              261,225
      4,000 Macrovision Corp*                                            296,060
      6,600 Mercury Interactive Corp*                                    595,650
    429,700 Microsoft Corp*                                           18,638,238
     10,999 Network Associates Inc*                                       46,053
     26,400 Novell Inc*                                                  137,755
    451,048 Oracle Corp*                                              13,108,357
     21,900 Parametric Technology Corp*                                  294,270
     29,946 Paychex Inc                                                1,456,124
     23,100 PeopleSoft Inc*                                              859,020
        504 Per-Se Technologies Inc (wts) @*                                   0
     15,300 Rational Software Corp*                                      595,736
      3,900 Retek Inc*                                                    95,063
     10,433 Sabre Holdings Corp                                          449,923
      9,800 Sapient Corp*                                                116,983
     34,700 Siebel Systems Inc*                                        2,346,588
      2,800 Structural Dynamics Research Corp*                            28,000
     10,800 SunGard Data Systems Inc*                                    508,950
      7,000 Sybase Inc*                                                  138,684
      3,200 Sykes Enterprises Inc*                                        14,198
      6,050 Symantec Corp*                                               201,919
      5,200 Synopsys Inc*                                                246,672
      4,400 Titan Corp*                                                   71,500
      2,700 Transaction Systems Architects Inc Class A*                   31,217
     31,400 VERITAS Software Corp*                                     2,747,500
      5,800 Wind River Systems*                                          197,925
     45,000 Yahoo! Inc*                                                1,357,695
                                                                     $65,814,970

CONGLOMERATES --- 0.1%
     11,400 Textron Inc                                                  530,100
                                                                        $530,100

CONTAINERS --- 0.1%
      2,200 Ball Corp                                                    101,336
      4,200 Bemis Co Inc                                                 140,960
     12,700 Pactiv Corp*                                                 157,163
      3,900 Temple-Inland Inc                                            209,138
                                                                        $608,597

COSMETICS & PERSONAL CARE --- 0.4%
      4,400 Alberto-Culver Co Class B                                    188,373
     19,100 Avon Products Inc                                            914,413
     84,800 Gillette Co                                                3,063,400
      7,800 International Flavors & Fragrances Inc                       158,434
                                                                      $4,324,620

DISTRIBUTORS --- 0.5%
     22,570 Cardinal Health Inc                                        2,248,536
     22,869 McKesson HBOC Inc                                            820,768
     10,600 SUPERVALU Inc                                                147,075
     53,800 SYSCO Corp                                                 1,614,000
                                                                      $4,830,379

ELECTRIC COMPANIES --- 2.5%
      8,800 Allegheny Energy Inc                                         424,046
      6,100 Allete                                                       151,353
      6,446 Alliant Energy Corp                                          205,466
     11,000 Ameren Corp                                                  509,432
     25,880 American Electric Power Co Inc                             1,203,420
      1,900 Black Hills Corp                                              85,025
      9,700 CMS Energy Corp                                              307,364
     12,793 Cinergy Corp                                                 449,354
      1,900 Cleco Corp                                                   104,025
      7,125 Conectiv Inc                                                 142,942
     17,000 Consolidated Edison Inc                                      654,500
     12,200 Constellation Energy Group                                   549,756
     10,274 DPL Inc                                                      340,963
      4,500 DQE Inc                                                      147,375
     11,400 DTE Energy Co                                                443,882
     19,368 Dominion Resources Inc                                     1,297,656
     29,638 Duke Energy Corp                                           2,526,640
     26,200 Edison International                                         409,375
      9,500 Energy East Corp                                             187,027
     17,900 Entergy Corp                                                 757,385
     25,587 Exelon Corp                                                1,796,463
     14,200 FPL Group Inc                                              1,018,850
     18,099 FirstEnergy Corp                                             571,241
      9,800 GPU Inc                                                      360,758
      2,700 Hawaiian Electric Industries Inc                             100,405
      3,100 IDACORP Inc                                                  152,092
      7,100 IPALCO Enterprises Inc                                       171,728
      4,900 Kansas City Power & Light Co                                 134,441
      8,500 Montana Power Co                                             176,375
      4,200 NSTAR                                                        180,075
     12,900 Niagara Mohawk Holdings Inc*                                 215,262
     11,500 Northeast Utilities                                          278,875
      6,200 OGE Energy Corp                                              151,509
     31,153 PG&E Corp                                                    623,060
     11,746 PPL Corp                                                     530,767
      6,900 Pinnacle West Capital Corp                                   328,613
      8,900 Potomac Electric Power Co                                    219,919
     16,531 Progress Energy Inc                                          813,110
      8,100 Progress Energy Inc @ (CVO)*                                       0
      3,100 Public Service Co of New Mexico                               83,117
     17,200 Public Service Enterprise Group Inc                          836,350
      7,000 Puget Sound Energy Inc                                       194,684
     23,667 Reliant Energy Inc                                         1,025,065
      8,350 Scana Corp                                                   246,843
      6,400 Sierra Pacific Resources                                     102,797
     54,500 Southern Co                                                1,812,125
     20,775 TXU Corp                                                     920,582
     10,100 Teco Energy Inc                                              326,988
      8,000 UtiliCorp United Inc                                         248,000
      5,600 Western Resources Inc                                        138,947
      9,700 Wisconsin Energy Corp                                        218,851
     27,414 Xcel Energy Inc                                              796,706
                                                                     $25,671,584

ELECTRONIC INSTRUMENTS & EQUIP --- 5.3%
     36,409 Agilent Technologies Inc*                                  1,993,393
     15,600 American Power Conversion Corp*                              193,050
      7,900 Arrow Electronics Inc*                                       226,138
     37,500 Atmel Corp*                                                  435,938
      7,500 Avnet Inc                                                    161,250
      6,200 Cirrus Logic Inc*                                            116,250
      7,500 Cooper Industries Inc                                        344,528
     10,600 Cypress Semiconductor Corp*                                  208,682
      2,100 DSP Group Inc*                                                44,197
      4,900 Dallas Semiconductor Corp                                    125,563
     34,400 Emerson Electric Co                                        2,711,133
    798,400 General Electric Co                                       38,272,838
      4,700 Hubbell Inc Class B                                          124,550
      8,600 Integrated Device Technology Inc*                            284,875
      4,900 International Rectifier Corp*                                147,000
      7,100 KEMET Corp*                                                  107,388
     10,000 Lam Research Corp*                                           145,000
      8,700 Lattice Semiconductor Corp*                                  159,863
      3,200 MIPS Technologies Inc*                                        81,549
      6,900 Micrel Inc*                                                  232,440
      9,550 Microchip Technology Inc*                                    209,498
     15,685 Molex Inc                                                    556,818
      5,300 NVIDIA Corp*                                                 173,655
      4,100 PerkinElmer Inc                                              430,500
      3,300 Plexus Corp*                                                 100,287
      6,400 Power-One Inc*                                               251,597
     13,000 RF Micro Devices Inc*                                        356,681
     11,800 SCI Systems Inc*                                             311,225
      2,599 SPX Corp*                                                    281,178
     12,100 Sanmina Corp*                                                927,163
      5,400 Semtech Corp*                                                119,135
     51,200 Solectron Corp*                                            1,735,680
     11,893 Symbol Technologies Inc                                      428,148
      7,600 Tektronix Inc                                                256,021
      4,700 Thomas & Betts Corp                                           76,079
      6,700 TranSwitch Corp*                                             262,138
      6,300 TriQuint Semiconductor Inc*                                  275,228
     11,113 Vishay Intertechnology Inc*                                  168,084
      7,500 WW Grainger Inc                                              273,750
     10,500 Waters Corp*                                                 876,750
                                                                     $54,185,240

ELECTRONICS - SEMICONDUCTOR --- 4.2%
      7,900 Adaptec Inc*                                                  80,975
     25,300 Advanced Micro Devices Inc*                                  349,444
     31,900 Altera Corp*                                                 839,353
     28,832 Analog Devices Inc*                                        1,475,824
     65,300 Applied Materials Inc*                                     2,493,611
     16,000 Applied Micro Circuits Corp*                               1,200,736
     19,000 Broadcom Corp Class A*                                     1,596,000
     18,312 Conexant Systems Inc*                                        281,547
    542,300 Intel Corp                                                16,302,623
     14,900 KLA-Tencor Corp*                                             501,936
     25,800 LSI Logic Corp*                                              440,922
     25,600 Linear Technology Corp                                     1,184,000
     23,000 Maxim Integrated Products Inc*                             1,099,676
     45,700 Micron Technology Inc*                                     1,622,350
    175,975 Motorola Inc                                               3,563,494
     14,300 National Semiconductor Corp*                                 287,788
     10,500 Novellus Systems Inc*                                        377,339
      7,400 QLogic Corp*                                                 569,800
     14,100 Teradyne Inc*                                                525,225
    139,310 Texas Instruments Inc                                      6,599,811
     14,400 Vitesse Semiconductor Corp*                                  796,493
     26,500 Xilinx Inc*                                                1,222,313
                                                                     $43,411,260

ENGINEERING & CONSTRUCTION --- 0.0%
      6,000 Fluor Corp*                                                  198,372
                                                                        $198,372

FINANCIAL SERVICES --- 5.8%
     21,324 AFLAC Inc                                                  1,539,316
      8,500 Ambac Financial Group Inc                                    495,652
      6,300 AmeriCredit Corp*                                            171,675
    107,100 American Express Co                                        5,883,753
     20,221 American General Corp                                      1,648,012
      4,000 Astoria Financial Corp                                       217,248
     21,100 CIT Group Inc                                                424,638
    404,997 Citigroup Inc                                             20,679,957
      8,700 Dime Bancorp Inc                                             257,189
     81,100 Fannie Mae (nonvtg)                                        7,035,425
     19,550 Franklin Resources Inc                                       744,855
     56,000 Freddie Mac                                                3,857,000
      8,100 GreenPoint Financial Corp                                    331,590
      2,500 Investors Financial Services Corp                            215,000
      8,000 MBIA Inc                                                     593,000
     68,627 MBNA Corp                                                  2,534,875
     61,600 MetLife Inc                                                2,156,000
     13,000 Moody's Corp                                                 333,931
     90,262 Morgan Stanley Dean Witter & Co                            7,153,264
      2,000 NCO Group Inc*                                                60,750
      4,000 Neuberger Berman Inc                                         324,248
      3,650 PMI Group Inc                                                247,058
      4,300 SEI Investments Co                                           481,600
     18,200 Sovereign Bancorp Inc                                        147,875
     17,900 Stilwell Financial Inc                                       705,922
      9,700 T Rowe Price Associates Inc                                  409,971
     13,300 USA Education Inc                                            904,400
      3,900 Webster Financial Corp                                       110,417
                                                                     $59,664,621

FOOD & BEVERAGES --- 3.7%
      3,000 Adolph Coors Co Class B                                      240,936
     72,600 Anheuser-Busch Cos Inc                                     3,303,300
      2,900 Bob Evans Farms Inc                                           61,805
      5,600 Brown-Forman Corp Class B                                    372,400
     33,900 Campbell Soup Co                                           1,173,788
    199,800 Coca-Cola Co                                              12,175,213
     33,600 Coca-Cola Enterprises Inc                                    638,400
     42,900 ConAgra Foods Inc                                          1,115,400
      2,800 Dean Foods Co                                                 85,924
      4,600 Dole Food Co Inc                                              75,325
      2,300 Dreyer's Grand Ice Cream Inc                                  74,175
      7,975 Flowers Industries Inc                                       125,606
     22,700 General Mills Inc                                          1,011,557
     27,900 HJ Heinz Co                                                1,323,492
     10,900 Hershey Foods Corp                                           701,688
     11,200 Hormel Foods Corp                                            208,600
      8,500 IBP Inc                                                      227,375
      4,000 Interstate Bakeries Corp                                      56,248
      2,000 JM Smucker Co                                                 55,900
     32,600 Kellogg Co                                                   855,750
      2,400 Lance Inc                                                     30,374
      5,600 McCormick & Co Inc (nonvtg)                                  201,947
    116,300 PepsiCo Inc                                                5,764,061
     10,500 Quaker Oats Co                                             1,022,438
     24,700 Ralston Purina Group                                         645,288
     67,100 Sara Lee Corp                                              1,648,110
      4,000 Sensient Technologies Corp                                    91,000
      2,200 Suiza Foods Corp*                                            105,600
     18,050 Tyson Foods Inc Class A                                      230,138
     46,039 Unilever NV NY Shrs                                        2,897,557
     12,900 Whitman Corp                                                 211,238
      9,000 Wm Wrigley Jr Co                                             862,308
                                                                     $37,592,941

GOLD, METALS & MINING --- 0.6%
      8,600 AK Steel Holding Corp                                         75,250
     26,000 Alcan Aluminium Ltd                                          888,862
     69,620 Alcoa Inc                                                  2,332,270
      6,475 Allegheny Technologies Inc                                   102,791
     31,816 Barrick Gold Corp                                            521,146
      1,700 Carpenter Technology Corp                                     59,500
     11,894 Freeport-McMoRan Copper & Gold Inc Class B*                  101,836
     21,200 Homestake Mining Co                                           88,764
     14,550 Inco Ltd*                                                    243,858
        600 Maxxam Inc*                                                    9,112
     13,524 Newmont Mining Corp                                          230,746
      6,200 Nucor Corp                                                   246,059
      6,270 Phelps Dodge Corp                                            349,941
     26,300 Placer Dome Inc                                              253,138
      2,088 Ryerson Tull Inc                                              17,226
      3,700 UCAR International Inc*                                       36,075
      7,100 USX-US Steel Group                                           127,800
      6,850 Worthington Industries Inc                                    55,225
                                                                      $5,739,599

HARDWARE & TOOLS --- 0.1%
      6,500 Black & Decker Corp                                          255,125
      4,600 Snap-on Inc                                                  128,225
      6,900 Stanley Works                                                215,190
                                                                        $598,540

HEALTH CARE RELATED --- 5.4%
     19,100 ALZA Corp*                                                   811,750
    124,600 Abbott Laboratories                                        6,035,250
     11,452 Aetna Inc*                                                   470,242
     10,600 Allergan Inc                                               1,026,207
      4,100 AmeriSource Health Corp Class A*                             207,050
    105,600 American Home Products Corp                                6,710,880
     83,200 Amgen Inc*                                                 5,319,558
      4,300 Apria Healthcare Group Inc*                                  127,925
     10,800 Bergen Brunswig Corp Class A                                 170,964
     11,900 Biogen Inc*                                                  714,738
    157,500 Bristol-Myers Squibb Co                                   11,645,078
     15,500 Chiron Corp*                                                 689,750
      4,675 Covance Inc*                                                  50,256
      3,200 Express Scripts Inc Class A*                                 327,200
      3,800 First Health Group Corp*                                     176,936
     44,463 HCA - The Healthcare Co                                    1,956,817
     19,550 Health Management Associates Inc Class A*                    405,663
      9,770 Health Net Inc*                                              255,847
     31,104 HealthSouth Corp*                                            507,368
     13,700 Humana Inc*                                                  208,925
    111,983 Johnson & Johnson                                         11,765,158
      4,100 Lincare Holdings Inc*                                        233,954
      8,250 Manor Care Inc*                                              170,156
     17,000 MedImmune Inc*                                               810,679
      7,400 Omnicare Inc                                                 160,025
      7,000 Oxford Health Plans Inc*                                     276,500
      2,791 PacifiCare Health Systems Inc*                                41,865
      3,800 Quest Diagnostics Inc*                                       539,600
      9,200 Quintiles Transnational Corp*                                192,620
      5,800 Quorum Health Group Inc*                                      91,350
     25,600 Tenet Healthcare Corp                                      1,137,587
      3,100 Trigon Healthcare Inc*                                       241,217
     25,500 UnitedHealth Group Inc                                     1,565,063
      5,100 Wellpoint Health Networks Inc*                               587,775
                                                                     $55,631,953

HEAVY TRUCKS & PARTS --- 0.1%
      3,400 Cummins Engine Co Inc                                        128,986
     11,861 Dana Corp                                                    181,616
      5,600 Eaton Corp                                                   421,047
      4,690 Navistar International Corp*                                 122,817
      6,240 PACCAR Inc                                                   307,320
                                                                      $1,161,786

HOMEBUILDING --- 0.1%
      4,800 Centex Corp                                                  180,298
     11,020 Clayton Homes Inc                                            126,730
      3,400 Kaufman & Broad Home Corp                                    114,536
      5,100 Lennar Corp                                                  184,875
      3,300 Pulte Corp                                                   139,217
                                                                        $745,656

HOTELS/MOTELS --- 0.3%
     47,000 Carnival Corp                                              1,448,164
      9,350 Harrah's Entertainment Inc*                                  246,606
     29,639 Hilton Hotels Corp                                           311,210
     19,250 Marriott International Inc Class A                           813,313
     15,500 Starwood Hotels & Resorts Worldwide Inc                      546,375
                                                                      $3,365,668

HOUSEHOLD GOODS --- 1.6%
     19,082 Clorox Co                                                    677,411
     46,100 Colgate-Palmolive Co                                       2,975,755
     12,400 Fortune Brands Inc                                           372,000
     42,980 Kimberly-Clark Corp                                        3,038,256
     15,800 Leggett & Platt Inc                                          299,205
      6,100 Maytag Corp                                                  197,103
     21,415 Newell Rubbermaid Inc                                        487,191
    105,000 Procter & Gamble Co                                        8,235,885
      4,700 Tupperware Corp                                               96,054
      5,300 Whirlpool Corp                                               252,741
                                                                     $16,631,601

INSURANCE RELATED --- 3.6%
      4,300 Allmerica Financial Corp                                     311,750
     58,840 Allstate Corp                                              2,563,188
      4,800 American Financial Group Inc                                 127,498
    187,547 American International Group Inc                          18,485,007
     20,675 Aon Corp                                                     708,119
      3,200 Arthur J Gallagher & Co                                      203,600
     12,300 CIGNA Corp                                                 1,627,290
     14,000 Chubb Corp                                                 1,211,000
     12,900 Cincinnati Financial Corp                                    510,350
     26,214 Conseco Inc                                                  345,684
      3,600 Everst Re Group Ltd                                          257,850
     18,200 Hartford Financial Services Group Inc                      1,285,375
      3,300 Horace Mann Educators Corp                                    70,538
      8,400 Jefferson-Pilot Corp                                         627,900
      4,500 Leucadia National Corp                                       159,467
     15,500 Lincoln National Corp                                        733,336
      8,000 Loews Corp                                                   828,496
      8,700 MGIC Investment Corp                                         586,702
     22,200 Marsh & McLennan Cos Inc                                   2,597,400
      3,800 Mony Group Inc                                               187,861
      4,900 Ohio Casualty Corp                                            49,000
      9,500 Old Republic International Corp                              304,000
      5,950 Progressive Corp                                             616,569
      5,300 Protective Life Corp                                         170,925
      3,100 Radian Group Inc                                             232,692
     10,200 SAFECO Corp                                                  335,325
     17,448 St Paul Cos Inc                                              947,636
     10,100 Torchmark Corp                                               388,214
      5,400 Unitrin Inc                                                  219,375
     19,352 UnumProvident Corp                                           520,085
                                                                     $37,212,232

INVESTMENT BANK/BROKERAGE FIRM --- 1.0%
      6,425 AG Edwards Inc                                               304,783
      8,699 Bear Stearns Cos Inc                                         440,926
    111,411 Charles Schwab Corp                                        3,161,287
     25,200 E*TRADE Group Inc*                                           185,850
      5,000 Legg Mason Inc                                               272,500
     19,200 Lehman Brothers Holdings Inc                               1,298,400
     65,200 Merrill Lynch & Co Inc                                     4,445,792
      6,800 Waddell & Reed Financial Class A                             255,850
                                                                     $10,365,388

LEISURE & ENTERTAINMENT --- 1.8%
      7,000 Brunswick Corp                                               115,059
      5,900 Callaway Golf Co                                             109,888
      2,800 GTECH Holdings Corp*                                          57,574
     24,400 Harley-Davidson Inc                                          969,900
      5,900 International Game Technology*                               283,200
      4,200 International Speedway Corp Class A                          159,600
      6,100 Mandalay Resort Group*                                       133,816
     23,900 Park Place Entertainment Corp*                               285,294
      6,300 Six Flags Inc*                                               108,278
    106,900 Time Warner Inc                                            5,584,456
    121,925 Viacom Inc Class B*                                        5,699,994
    167,890 Walt Disney Co                                             4,858,233
                                                                     $18,365,292

MACHINERY --- 0.3%
      1,800 Briggs & Stratton Corp                                        79,875
     27,700 Caterpillar Inc                                            1,310,542
     18,900 Deere & Co                                                   865,847
     12,850 Ingersoll-Rand Co                                            538,094
     14,525 Thermo Electron Corp*                                        432,119
      4,800 Timken Co                                                     72,600
                                                                      $3,299,077

MANUFACTURING --- 1.8%
      4,900 AGCO Corp                                                     59,413
      2,436 Albany International Corp Class A*                            32,733
      5,500 American Standard Cos Inc*                                   271,216
      2,650 Ametek Inc                                                    68,733
      2,500 Carlisle Cos Inc                                             107,343
      4,800 Crane Co                                                     136,498
     11,400 Danaher Corp                                                 779,475
      5,712 Diebold Inc                                                  190,638
      3,500 Donaldson Co Inc                                              97,342
     16,300 Dover Corp                                                   661,161
      3,733 Federal Signal Corp                                           73,260
      3,100 Flowserve Corp*                                               66,263
      4,100 Furniture Brands International Inc*                           86,354
      3,300 Harsco Corp                                                   81,467
      5,100 Hillenbrand Industries Inc                                   262,650
     64,212 Honeywell International Inc                                3,037,998
      7,000 ITT Industries Inc                                           271,250
     24,283 Illinois Tool Works Inc                                    1,446,344
      2,790 Imation Corp*                                                 43,245
     15,400 Jabil Circuit Inc*                                           390,775
      7,000 Johnson Controls Inc                                         364,000
      2,500 Kaydon Corp                                                   62,188
      2,500 Kennametal Inc                                                72,813
      3,800 Millipore Corp                                               239,400
        500 NCH Corp                                                      19,000
      2,700 Nordson Corp                                                  68,850
      9,900 Pall Corp                                                    210,989
      9,475 Parker-Hannifin Corp                                         418,084
      4,000 Pentair Inc                                                   96,748
      6,805 Sealed Air Corp*                                             207,553
      2,300 Stewart & Stevenson Services Inc                              52,217
      1,600 Tecumseh Products Co Class A                                  67,099
      3,100 Teleflex Inc                                                 136,980
      3,100 Trinity Industries Inc                                        77,500
    141,028 Tyco International Ltd                                     7,827,054
      3,000 York International Corp                                       92,061
                                                                     $18,176,694

MEDICAL PRODUCTS --- 1.5%
      8,400 Apogent Techologies Inc                                      172,200
     17,000 Applera Corp Applied Biosystems Group                      1,599,054
      4,300 Bausch & Lomb Inc                                            173,879
     23,800 Baxter International Inc                                   2,101,826
      4,800 Beckman Coulter Inc                                          201,298
     20,400 Becton Dickinson & Co                                        706,350
     14,400 Biomet Inc                                                   571,493
     32,560 Boston Scientific Corp*                                      445,649
      4,000 CR Bard Inc                                                  186,248
      4,200 Dentsply International Inc                                   164,325
      4,800 Edwards Lifesciences Corp*                                    85,200
     24,700 Guidant Corp*                                              1,332,244
     96,800 Medtronic Inc                                              5,844,300
      5,200 MiniMed Inc*                                                 218,561
      6,911 St Jude Medical Inc*                                         424,591
      5,500 Steris Corp*                                                  88,688
     15,700 Stryker Corp                                                 794,263
      2,900 Sybron Dental Specialties Inc*                                48,938
      4,800 VISX Inc*                                                     50,098
                                                                     $15,209,205

MISCELLANEOUS --- 1.2%
     36,856 AES Corp*                                                  2,040,901
      5,100 American Greetings Corp Class A                               48,129
     51,004 Archer-Daniels-Midland Co                                    765,060
      3,800 Blyth Industries Inc                                          91,675
     22,800 Calpine Corp*                                              1,027,414
      3,700 Carter-Wallace Inc                                           123,488
      3,100 Church & Dwight Co Inc                                        68,975
      7,600 Dial Corp                                                     83,600
      7,633 Energizer Holdings Inc*                                      163,155
      2,998 Lancaster Colony Corp                                         84,130
     31,700 Minnesota Mining & Mftg Co                                 3,819,850
     61,300 Nextel Communications Inc Class A*                         1,517,175
      6,000 Perrigo Co*                                                   49,686
      6,150 Sensormatic Electronics Corp*                                123,381
      4,800 Sotheby's Holdings Inc Class A*                              111,298
     75,050 Sprint Corp PCS Group*                                     1,533,797
     10,000 TRW Inc                                                      387,500
                                                                     $12,039,214

OFFICE EQUIPMENT & SUPPLIES --- 0.1%
      4,800 HON Industries Inc                                           122,400
      6,300 Herman Miller Inc                                            181,125
     20,300 Pitney Bowes Inc                                             672,438
      6,100 Reynolds & Reynolds Co Class A                               123,525
      3,200 Wallace Computer Services Inc                                 54,400
     53,700 Xerox Corp                                                   248,363
                                                                      $1,402,251

OIL & GAS --- 6.4%
      7,100 Amerada Hess Corp                                            518,740
     20,121 Anadarko Petroleum Corp                                    1,430,201
     10,050 Apache Corp                                                  704,123
      5,700 Ashland Inc                                                  204,573
      6,700 BJ Services Co*                                              461,463
     26,710 Baker Hughes Inc                                           1,110,121
     17,258 Burlington Resources Inc                                     871,529
     51,700 Chevron Corp                                               4,365,393
     50,149 Conoco Inc Class B                                         1,451,162
      4,400 Cooper Cameron Corp*                                         290,673
     10,422 Devon Energy Corp                                            635,429
     11,100 ENSCO International Inc                                      378,088
      9,500 EOG Resources                                                519,527
    280,062 Exxon Mobil Corp                                          24,347,831
     14,100 Global Marine Inc*                                           400,088
      8,669 Grant Prideco Inc*                                           190,172
     35,650 Halliburton Co                                             1,292,313
      4,800 Hanover Compressor Co*                                       213,898
      4,100 Helmerich & Payne Inc                                        179,888
      7,690 Kerr-McGee Corp/Oryx Energy Co                               514,746
      4,900 McDermott International Inc                                   52,675
      3,700 Murphy Oil Corp                                              223,617
     11,850 Nabors Industries Inc*                                       700,928
      6,500 National-Oilwell Inc*                                        251,466
      4,600 Noble Affiliates Inc                                         211,600
     10,900 Noble Drilling Corp*                                         473,463
     29,700 Occidental Petroleum Corp                                    720,225
     13,498 Ocean Energy Inc*                                            234,528
      6,230 Pennzoil-Quaker State Co                                      80,211
     20,500 Phillips Petroleum Co                                      1,165,938
      8,100 Pioneer Natural Resources Co*                                159,465
      7,600 Rowan Cos Inc*                                               205,200
    172,700 Royal Dutch Petroleum Co NY Shrs                          10,459,057
     46,048 Schlumberger Ltd                                           3,680,939
      4,100 Smith International Inc*                                     305,704
      6,800 Sunoco Inc                                                   229,072
     44,300 Texaco Inc                                                 2,752,138
      4,400 Tidewater Inc                                                195,250
     11,700 Tosco Corp                                                   397,063
     16,885 Transocean Sedco Forex Inc                                   776,710
     25,000 USX-Marathon Group                                           693,750
      6,986 Ultramar Diamond Shamrock Corp                               215,693
     19,500 Unocal Corp                                                  754,397
      4,900 Valero Energy Corp                                           182,216
      7,623 Varco International Inc*                                     165,800
      8,769 Weatherford International Inc                                414,335
                                                                     $65,781,398

PAPER & FOREST PRODUCTS --- 0.5%
      4,600 Boise Cascade Corp                                           154,675
      4,100 Bowater Inc                                                  231,138
      6,400 Georgia-Pacific Corp (Timber Group)                          191,597
     18,068 Georgia-Pacific Group                                        562,367
     38,707 International Paper Co                                     1,579,710
      4,200 Longview Fibre Co                                             56,700
      8,300 Louisiana-Pacific Corp                                        84,038
      8,100 Mead Corp                                                    254,138
      3,500 PH Glatfelter Co                                              43,575
      2,300 Potlatch Corp                                                 77,193
      2,200 Rayonier Inc                                                  87,586
      7,997 Sonoco Products Co                                           172,935
      4,191 Wausau-Mosinee Paper Corp                                     42,434
      8,050 Westvaco Corp                                                234,955
     17,600 Weyerhaeuser Co                                              893,200
      8,800 Willamette Industries Inc                                    413,046
                                                                      $5,079,287

PERSONAL LOANS --- 0.5%
     15,900 Capital One Financial Corp                                 1,046,411
      9,200 Countrywide Credit Industries Inc                            462,300
     37,852 Household International Inc                                2,081,860
     23,000 Providian Financial Corp                                   1,322,500
                                                                      $4,913,071

PHARMACEUTICALS --- 6.4%
      2,900 Barr Laboratories Inc*                                       211,517
     90,800 Eli Lilly & Co                                             8,450,030
      7,100 Forest Laboratories Inc*                                     943,413
      6,500 ICN Pharmaceuticals Inc                                      199,466
     12,775 IVAX Corp*                                                   489,283
     13,700 King Pharmaceuticals Inc*                                    708,112
    185,756 Merck & Co Inc                                            17,391,406
     10,000 Mylan Laboratories Inc                                       251,870
    508,372 Pfizer Inc                                                23,385,112
    103,855 Pharmacia Corp                                             6,335,155
    117,800 Schering-Plough Corp                                       6,685,150
      6,000 Sepracor Inc*                                                480,750
      8,200 Watson Pharmaceuticals Inc*                                  419,733
                                                                     $65,950,997

PHOTOGRAPHY/IMAGING --- 0.1%
     24,100 Eastman Kodak Co                                             948,938
                                                                        $948,938

POLLUTION CONTROL --- 0.2%
     15,800 Allied Waste Industries Inc*                                 230,080
     49,995 Waste Management Inc                                       1,387,361
                                                                      $1,617,441

PRINTING & PUBLISHING --- 0.7%
      9,100 AH Belo Corp Class A                                         145,600
      5,900 Deluxe Corp                                                  149,093
      7,100 Dow Jones & Co Inc                                           402,038
     21,200 Gannett Co Inc                                             1,336,914
      6,000 Harcourt General Inc                                         343,200
      2,400 Houghton Mifflin Co                                          111,300
      5,900 Knight-Ridder Inc                                            335,563
      3,600 Lee Enterprises Inc                                          107,323
     15,800 McGraw-Hill Cos Inc                                          926,275
      1,900 Media General Inc Class A                                     69,160
      4,000 Meredith Corp                                                128,748
     13,040 New York Times Co Class A                                    522,408
      9,800 RR Donnelley & Sons Co                                       264,600
      8,200 Reader's Digest Association Inc Class A                      320,825
      1,400 Scholastic Corp*                                             124,075
     24,300 Tribune Co                                                 1,026,675
        800 Washington Post Co Class B                                   493,500
                                                                      $6,807,297

RAILROADS --- 0.3%
     31,800 Burlington Northern Santa Fe Corp                            900,322
     17,400 CSX Corp                                                     451,304
     30,900 Norfolk Southern Corp                                        411,341
     19,900 Union Pacific Corp                                         1,009,925
      3,700 Wisconsin Central Transportation Corp*                        55,729
                                                                      $2,828,621

RESTAURANTS --- 0.5%
      5,200 Brinker International Inc*                                   219,700
      4,500 CBRL Group Inc                                                81,842
      9,600 Darden Restaurants Inc                                       219,600
      2,100 Lone Star Steakhouse & Saloon Inc                             20,213
    105,600 McDonald's Corp                                            3,590,400
      6,100 Outback Steakhouse Inc*                                      157,838
      1,800 Papa John's International Inc*                                40,050
     15,000 Starbucks Corp*                                              663,750
     11,780 Tricon Global Restaurants Inc*                               388,740
      9,100 Wendy's International Inc                                    238,875
                                                                      $5,621,008

RETAIL --- 5.6%
      7,900 Abercrombie & Fitch Co*                                      158,000
     33,839 Albertson's Inc                                              896,734
      3,800 American Eagle Outfitters Inc*                               160,550
     10,200 AutoZone Inc*                                                290,700
      5,800 BJ's Wholesale Club Inc*                                     222,575
      5,100 Barnes & Noble Inc*                                          135,150
     22,800 Bed Bath & Beyond Inc*                                       510,150
     16,700 Best Buy Co Inc*                                             493,685
      6,400 Borders Group Inc*                                            74,797
      7,000 CDW Computer Centers Inc*                                    195,125
     31,520 CVS Corp                                                   1,889,214
     16,500 Circuit City Stores-Circuit City Group                       189,750
      4,225 Claire's Stores Inc                                           75,784
      8,924 Consolidated Stores Corp*                                     94,818
     36,042 Costco Wholesale Corp*                                     1,439,409
      7,400 Dillard's Inc Class A                                         87,409
     26,475 Dollar General Corp                                          499,716
      8,750 Dollar Tree Stores Inc*                                      214,375
     13,700 Family Dollar Stores Inc                                     293,687
      3,100 Fastenal Co                                                  170,113
     16,200 Federated Department Stores Inc*                             567,000
     68,375 Gap Inc                                                    1,743,563
    186,550 Home Depot Inc                                             8,522,910
     21,100 JC Penney Co Inc                                             229,463
     38,900 Kmart Corp*                                                  206,637
     26,800 Kohl's Corp*                                               1,634,800
     66,300 Kroger Co*                                                 1,794,211
      2,400 Lands' End Inc*                                               60,288
     34,290 Limited Inc                                                  585,056
      3,100 Longs Drug Stores Corp                                        74,788
     30,800 Lowe's Cos Inc                                             1,370,600
     23,900 May Department Stores Co                                     782,725
      3,900 Neiman Marcus Group Inc*                                     138,692
     10,300 Nordstrom Inc                                                187,326
     23,937 Office Depot Inc*                                            170,551
      1,830 Payless ShoeSource Inc*                                      129,473
     14,900 RadioShack Corp                                              637,899
      6,600 Ross Stores Inc                                              111,375
      3,800 Ruddick Corp                                                  43,461
     40,400 Safeway Inc*                                               2,525,000
     11,384 Saks Inc*                                                    113,840
     26,900 Sears Roebuck & Co                                           934,775
     36,582 Staples Inc*                                                 432,107
     22,600 TJX Cos Inc                                                  627,150
     72,100 Target Corp                                                2,325,225
      4,400 Tech Data Corp*                                              119,002
     11,800 Tiffany & Co                                                 373,175
     16,400 Toys R Us Inc*                                               273,667
    359,900 Wal-Mart Stores Inc                                       19,119,688
     81,600 Walgreen Co                                                3,411,859
      4,500 Williams-Sonoma Inc*                                          90,000
     11,200 Winn-Dixie Stores Inc                                        217,000
                                                                     $57,645,047

SAVINGS & LOANS --- 0.4%
     16,684 Charter One Financial Inc                                    481,751
     12,700 Golden West Financial Corp                                   857,250
     43,358 Washington Mutual Inc                                      2,300,662
                                                                      $3,639,663

SHOES --- 0.1%
     21,700 NIKE Inc Class B                                           1,211,120
      4,700 Reebok International Ltd*                                    128,498
                                                                      $1,339,618

SPECIALIZED SERVICES --- 1.2%
      7,100 Acxiom Corp*                                                 276,453
      6,200 Apollo Group Inc Class A*                                    304,959
      4,600 BISYS Group Inc*                                             239,775
      2,000 Banta Corp                                                    50,840
      4,300 CSG Systems International Inc*                               201,829
      4,400 Catalina Marketing Corp*                                     171,323
     58,690 Cendant Corp*                                                564,891
      6,200 CheckFree Corp*                                              263,500
      3,300 ChoicePoint Inc*                                             216,355
     13,650 Cintas Corp                                                  726,003
     17,500 Concord EFS Inc*                                             768,898
     12,500 Convergys Corp*                                              566,400
     10,000 DST Systems Inc*                                             670,000
      5,600 DeVry Inc*                                                   211,400
      6,500 Dun & Bradstreet Corp*                                       168,188
      3,400 Dycom Industries Inc*                                        122,186
     10,200 Ecolab Inc                                                   440,507
     10,062 Fiserv Inc*                                                  477,311
      7,100 Galileo International Inc                                    142,000
      7,300 H&R Block Inc                                                302,038
      5,400 Harte-Hanks Inc                                              127,910
     23,600 IMS Health Inc                                               637,200
     24,700 Interpublic Group of Cos Inc                               1,051,281
      2,200 Jacobs Engineering Group Inc*                                101,611
      2,950 Kelly Services Inc Class A                                    69,694
      3,100 Korn/Ferry International*                                     65,875
      6,200 Manpower Inc                                                 235,600
      7,700 Modis Professional Services Inc*                              31,763
      5,200 NOVA Corp*                                                   103,672
      3,300 National Service Industries Inc                               84,767
      4,100 Ogden Corp*                                                   63,038
     14,200 Omnicom Group Inc                                          1,176,825
      4,200 Pittston Brink's Group                                        83,475
      5,100 Powerwave Technologies Inc*                                  298,350
      4,600 Price Communications Corp*                                    77,335
     14,300 Robert Half International Inc*                               378,950
      2,500 Rollins Inc                                                   50,155
      3,000 Sylvan Learning Systems Inc*                                  44,436
      4,100 True North Communications Inc                                174,250
      5,600 United Rentals Inc*                                           75,247
      4,400 Valassis Communications Inc*                                 138,873
      7,400 Viad Corp                                                    170,200
                                                                     $12,125,363

TELEPHONE & TELECOMMUNICATIONS --- 4.8%
     25,106 ALLTEL Corp                                                1,567,543
    302,364 AT&T Corp                                                  5,234,526
    150,500 BellSouth Corp                                             6,161,019
     17,500 Broadwing Inc*                                               399,210
     11,250 CenturyTel Inc                                               402,188
     71,285 Global Crossing Ltd*                                       1,020,267
    133,417 Qwest Communications Int'l Inc*                            5,470,097
    272,713 SBC Communications Inc                                    13,022,046
     71,200 Sprint Corp                                                1,446,214
      4,700 Telephone & Data Systems Inc                                 423,000
    217,448 Verizon Communications                                    10,899,581
    231,942 WorldCom Inc*                                              3,261,568
                                                                     $49,307,259

TEXTILES --- 0.1%
      9,653 Jones Apparel Group Inc*                                     310,701
      4,100 Liz Claiborne Inc                                            170,663
      4,300 Mohawk Industries Inc*                                       117,713
     10,000 Shaw Industries Inc                                          189,370
      4,300 Unifi Inc*                                                    38,429
      9,100 VF Corp                                                      329,784
      3,900 WestPoint Stevens Inc                                         29,211
                                                                      $1,185,871

TOBACCO --- 0.8%
    179,100 Philip Morris Cos Inc                                      7,880,400
      8,166 RJ Reynolds Tobacco Holdings Inc                             398,093
     13,100 UST Inc                                                      367,612
                                                                      $8,646,105

TOYS --- 0.1%
     13,875 Hasbro Inc                                                   147,422
     34,341 Mattel Inc                                                   495,884
                                                                        $643,306

TRANSPORTATION --- 0.2%
      3,300 Alexander & Baldwin Inc                                       86,625
      6,800 CH Robinson Worldwide Inc                                    213,772
     22,880 FedEx Corp*                                                  914,285
      3,900 GATX Corp                                                    194,513
      2,900 JB Hunt Transport Services Inc                                48,755
      2,920 Newport News Shipbuilding Inc                                151,840
      2,800 Overseas Shipholding Group Inc                                64,224
      4,900 Ryder System Inc                                              81,463
      5,000 Swift Transportation Co Inc*                                  99,060
                                                                      $1,854,537

UTILITIES --- 1.4%
      4,400 AGL Resources Inc                                             97,073
     17,400 Coastal Corp                                               1,536,629
     26,100 Dynegy Inc Class A                                         1,463,218
     18,668 El Paso Energy Corp                                        1,337,096
     60,220 Enron Corp                                                 5,005,788
     10,900 KeySpan Corp                                                 461,888
      9,250 Kinder Morgan Inc                                            482,730
      7,200 MCN Energy Group Inc                                         199,346
      3,700 NICOR Inc                                                    159,792
      3,200 National Fuel Gas Co                                         201,398
     16,504 NiSource Inc                                                 507,498
      2,400 ONEOK Inc                                                    115,500
      2,900 Peoples Energy Corp                                          129,775
      6,400 Questar Corp                                                 192,397
     16,400 Sempra Energy                                                381,300
      5,033 Vectren Corp                                                 128,971
      3,800 WGL Holdings Inc                                             115,661
     35,424 Williams Cos Inc                                           1,414,728
                                                                     $13,930,788

WATER --- 0.0%
      7,900 American Water Works Co Inc                                  232,063
                                                                        $232,063

TOTAL COMMON STOCK --- 98.9%                                      $1,016,908,431
(Cost $567,835,192)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 0.9%
  9,516,000 Household Finance Corp                                     9,510,845
                                                                      $9,510,845

U.S. GOVERNMENTS --- 0.2%
  2,000,000 United States of America (1)                               1,997,555
                                                                      $1,997,555

TOTAL SHORT-TERM INVESTMENTS --- 1.1%                                $11,508,400
(Cost $11,508,400)

TOTAL STOCK INDEX PORTFOLIO --- 100.0%                            $1,028,416,831
(Cost $579,343,592)





INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the U.S. Government Securities Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001


                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999


                                         (Section 4)


MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                          U.S. GOVERNMENT
                                                              SECURITIES
                                                              PORTFOLIO
                                                          -------------------
                                                          -------------------
ASSETS:
     Investments in securities, market value  (1)       $         83,959,937
     Cash                                                             11,837
     Dividends and interest receivable                               708,233
     Receivable for investments sold                                  49,252
                                                          -------------------
                                                          -------------------

            Total assets                                          84,729,259
                                                          -------------------
                                                          -------------------

LIABILITIES:
     Due to investment advisor                                        39,808
     Redemptions payable                                               1,354
                                                          -------------------
                                                          -------------------

            Total liabilities                                         41,162
                                                          -------------------
                                                          -------------------

NET ASSETS                                              $         84,688,097
                                                          ===================
                                                          ===================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                      $          7,794,892
     Additional paid-in capital                                   77,658,986
     Net unrealized appreciation on investments                    1,640,543
     Undistributed net investment income                             169,789
     Accumulated net realized loss on investments                 (2,576,113)
                                                          -------------------
                                                          -------------------

NET ASSETS                                              $         84,688,097
                                                          ===================
                                                          ===================

NET ASSET VALUE PER OUTSTANDING SHARE                   $             1.0865
                                                          ===================
                                                          ===================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                  200,000,000
     Outstanding                                                  77,948,915

(1)  Cost of investments in securities:                 $         82,319,394

See notes to financial statements.
MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                             U.S. GOVERNMENT
                                                               SECURITIES
                                                               PORTFOLIO
                                                            -----------------
                                                            -----------------
INVESTMENT INCOME:
     Interest                                             $        5,498,423
                                                            -----------------
                                                            -----------------

EXPENSES:
     Management fees                                                 468,479
                                                            -----------------
                                                            -----------------

NET INVESTMENT INCOME                                              5,029,944
                                                            -----------------
                                                            -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                               (553,682)
     Change in net unrealized appreciation on investments          3,501,065
                                                            -----------------
                                                            -----------------

     Net realized and unrealized gain on investments               2,947,383
                                                            -----------------
                                                            -----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $        7,977,327
                                                            =================
                                                            =================

See notes to financial statements.
MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                            U.S. GOVERNMENT
                                                                         SECURITIES PORTFOLIO
                                                                    --------------------------------
                                                                    --------------------------------
                                                                        2000              1999
                                                                    --------------    --------------
                                                                    --------------    --------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                        $     5,029,944   $     4,197,159
     Net realized gain (loss) on investments                             (553,682)          218,065
     Change in net unrealized appreciation (depreciation) on investments    3,501,065    (4,301,787)
     -----------------------------------------------------------------------------------------------
                                                                    --------------    --------------

     Net increase in net assets resulting from operations               7,977,327           113,437
                                                                    --------------    --------------
                                                                    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                        (4,960,890)       (4,122,117)
                                                                    --------------    --------------
                                                                    --------------    --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                 39,480,847        19,735,610
     Reinvestment of distributions                                      4,960,890         4,122,117
     Redemptions of shares                                            (39,361,934)      (22,132,316)
                                                                    --------------    --------------
                                                                    --------------    --------------

     Net increase in net assets resulting from share transactions       5,079,803         1,725,411
                                                                    --------------    --------------
                                                                    --------------    --------------

     Total increase (decrease) in net assets                            8,096,240        (2,283,269)

NET ASSETS:
     Beginning of period                                               76,591,857        78,875,126
                                                                    --------------    --------------
                                                                    --------------    --------------

     End of period (1)                                            $    84,688,097   $    76,591,857
                                                                    ==============    ==============
                                                                    ==============    ==============

OTHER INFORMATION:

SHARES:
     Sold                                                              37,302,448        18,353,435
     Issued in reinvestment of distributions                            4,683,846         3,876,733
     Redeemed                                                         (37,267,130)      (20,387,391)
                                                                    --------------    --------------
                                                                    --------------    --------------

     Net increase                                                       4,719,164         1,842,777
                                                                    ==============    ==============
                                                                    ==============    ==============

     (1) Including undistributed net investment income            $       169,789   $       100,735

     See notes to financial statements.

MAXIM SERIES FUND, INC.

U.S. GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                       Year Ended December 31,
                                       -----------------------------------------------------------------
                                       -----------------------------------------------------------------
                                          2000          1999         1998         1997          1996
                                       -----------   -----------  -----------   ----------   -----------
                                       -----------   -----------  -----------   ----------   -----------


Net Asset Value, Beginning of Period $     1.0459  $     1.1049 $     1.0918  $    1.0738  $     1.1001

Income from Investment Operations

Net investment income                      0.0675        0.0630       0.0646       0.0707        0.0675
Net realized and unrealized gain (loss)    0.0398       (0.0600)      0.0126       0.0180       (0.0263)
                                       -----------   -----------  -----------   ----------   -----------
                                       -----------   -----------  -----------   ----------   -----------

Total Income From
     Investment Operations                 0.1073        0.0030       0.0772       0.0887        0.0412
                                       -----------   -----------  -----------   ----------   -----------
                                       -----------   -----------  -----------   ----------   -----------

Less Distributions

From net investment income                (0.0667)      (0.0620)     (0.0641)     (0.0707)      (0.0675)
                                       -----------   -----------  -----------   ----------   -----------
                                       -----------   -----------  -----------   ----------   -----------

Total Distributions                       (0.0667)      (0.0620)     (0.0641)     (0.0707)      (0.0675)
                                       -----------   -----------  -----------   ----------   -----------
                                       -----------   -----------  -----------   ----------   -----------

Net Asset Value, End of Period       $     1.0865  $     1.0459 $     1.1049  $    1.0918  $     1.0738
                                       ===========   ===========  ===========   ==========   ===========
                                       ===========   ===========  ===========   ==========   ===========


Total Return                               10.58%         0.30%        7.24%        8.51%         3.92%

Net Assets, End of Period            $ 84,688,097  $ 76,591,857 $ 78,875,126  $ 58,311,917 $ 64,077,863

Ratio of Expenses to
Average Net Assets                          0.60%         0.60%        0.60%        0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                          6.44%         5.83%        5.91%        6.32%         6.22%

Portfolio Turnover Rate                    32.95%        51.82%       56.64%       55.54%       145.02%


MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the U.S. Government Securities Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek the highest level of return consistent with preservation of capital and substantial credit protection. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

      Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Investments in securities of governmental agencies may only be guaranteed by the respective agencys limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

     Dividends

     Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

     Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2000, the Portfolio had available for federal income tax purposes unused capital loss carryovers of $1,817,386, $205,045 and $361,114 which expire in the years 2002, 2004 and 2008, respectively.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.    INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $5,897,235 and $5,902,765, respectively. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $24,361,923 and $19,230,517, respectively.

4.   UNREALIZED APPRECIATION (DEPRECIATION)

     At December 31, 2000, the U.S. Federal income tax cost basis was $82,393,880. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $1,927,356 and gross depreciation of securities in which there was an excess of tax cost over value of $361,299, resulting in net appreciation of $1,566,057.


The Maxim Series Fund

U.S. Government Securities Portfolio

BONDS

AGENCY --- 73.5%
    221,249 Fannie Mae                                                   225,962
            Pool #288735
            7.500% August 1, 2024
  1,012,848 Fannie Mae                                                 1,014,742
            7.000% November 1, 2028
  1,000,000 Fannie Mae                                                 1,000,000
            CMO SER1998-W2 CL.A6
            6.500% August 25, 2021
    229,386 Fannie Mae                                                   240,303
            Pool #039271
            8.950% December 1, 2016
    317,828 Fannie Mae                                                   324,667
            Pool #124652
            8.500% July 1, 2022
    617,289 Fannie Mae                                                   611,498
            Pool #288916
            6.500% May 1, 2011
  2,000,000 Fannie Mae                                                 2,000,000
            CMO SER.1998-W3 CL.A3
            6.500% July 25, 2028
  1,744,359 Fannie Mae                                                 1,732,463
            6.500% February 1, 2019
  3,774,034 Fannie Mae                                                 3,724,519
            Pool #323427
            6.500% November 1, 2028
  1,041,887 Fannie Mae                                                 1,043,512
            Pool #510598
            7.000% August 1, 2029
    464,107 Fannie Mae                                                   457,726
            Pool #499203
            6.500% July 1, 2029
    764,714 Fannie Mae                                                   755,629
            Pool #331689
            6.500% February 1, 2026
  1,697,135 Fannie Mae                                                 1,643,557
            Pool #415745
            6.000% April 1, 2028
  4,818,103 Fannie Mae                                                 4,754,888
            6.500% August 1, 2028
  1,773,806 Fannie Mae                                                 1,773,238
            Pool #251812
            6.500% July 1, 2013
    965,658 Fannie Mae                                                   989,490
            Pool #541216
            8.000% June 1, 2030
    790,886 Fannie Mae                                                   807,732
            Pool #288748
            7.500% September 1, 2024
  2,778,245 Fannie Mae                                                 2,819,030
            Pool #515611
            7.500% December 1, 2029
    492,024 Fannie Mae                                                   509,097
            Pool #446394
            9.500% September 1, 2020
    267,330 Fannie Mae                                                   273,024
            Pool #288761
            7.500% October 1, 2024
    984,210 Fannie Mae                                                 1,022,899
            Pool #303583
            8.500% April 1, 2025
  2,000,000 Fannie Mae                                                 2,087,180
            GLOBAL UNSECURED NOTES
            6.625% October 15, 2007
  3,000,000 Fannie Mae                                                 2,864,520
            AGENCY BENCHMARK NOTE
            5.250% January 15, 2009
    338,140 Fannie Mae                                                   334,015
            CM0 SER.1993-68 CL.Z
            6.000% May 25, 2008
    207,616 Freddie Mac                                                  219,878
            Gold Pool #G00300
            9.500% April 1, 2025
    350,264 Freddie Mac                                                  349,564
            Gold Pool #M70044
            6.000% March 1, 2009
  1,000,000 Freddie Mac                                                  955,310
            CMO SER.2102 CL.VB
            6.000% August 15, 2013
    811,944 Freddie Mac                                                  834,012
            Pool #G00411
            8.000% November 1, 2025
    382,771 Freddie Mac                                                  381,573
            Pool #G10205
            6.000% May 1, 2009
    201,632 Freddie Mac                                                  201,001
            Pool #G10257
            6.000% July 1, 2009
    833,672 Freddie Mac                                                  831,062
            Pool #G10331
            6.000% September 1, 2009
    613,003 Freddie Mac                                                  615,866
            Pool #E00177
            6.500% December 1, 2007
     55,166 Freddie Mac                                                   55,028
            Pool #E00241
            6.000% October 1, 2008
    222,667 Freddie Mac                                                  234,506
            Pool #260025
            10.250% October 1, 2010
    116,484 Freddie Mac                                                  118,398
            Pool #220010
            8.750% August 1, 2001
    736,618 Freddie Mac                                                  733,377
            Pool #30148
            6.500% August 1, 2023
    528,553 Freddie Mac                                                  584,051
            Gold Pool #N70016
            11.000% July 1, 2020
    793,732 Freddie Mac                                                  795,463
            Gold Pool #C01049
            7.000% September 1, 2030
  1,466,440 Freddie Mac                                                1,447,186
            Gold Pool #C30347
            6.500% August 1, 2029
    463,325 Freddie Mac                                                  461,876
            Pool #E57977
            6.000% April 1, 2009
    590,141 Freddie Mac                                                  590,997
            Pool #E67684
            6.500% September 1, 2012
     36,063 Freddie Mac                                                   38,023
            Pool #730096
            10.000% July 1, 2005
    112,067 Freddie Mac                                                  111,787
            Pool #E55428
            6.000% January 1, 2009
    713,666 Freddie Mac                                                  737,303
            Gold Pool #G00256
            8.000% November 1, 2023
  1,520,132 Ginnie Mae                                                 1,526,774
            Pool #460784
            7.000% March 15, 2028
    780,690 Ginnie Mae                                                   794,844
            Pool #399917
            7.500% April 15, 2026
    917,093 Ginnie Mae                                                   942,314
            Pool #780899
            7.500% October 15, 2013
  1,414,341 Ginnie Mae                                                 1,420,521
            Pool #469924
            7.000% January 15, 2029
  4,015,783 Ginnie Mae                                                 4,039,596
            Pool #417239
            7.000% February 15, 2026
    351,241 Ginnie Mae                                                   370,338
            Pool #248357
            9.000% July 15, 2018
  1,289,217 Ginnie Mae II                                              1,290,428
            Pool #2716
            7.000% February 20, 2029
    395,781 Ginnie Mae II                                                405,426
            Pool #002059
            8.000% August 20, 2025
    417,760 Ginnie Mae II                                                429,771
            Pool #002345
            8.500% December 20, 2026
  1,304,008 Ginnie Mae II                                              1,322,759
            Pool #2660
            7.500% October 20, 2028
     53,536 Ginnie Mae II                                                 54,947
            Pool #001831
            9.500% May 20, 2022
    693,378 Ginnie Mae II                                                703,348
            Pool #2691
            7.500% December 20, 2028
  2,492,000 US Department of Veterans Affairs                          2,505,457
            SER.1996-1 CL.1D
            6.750% October 15, 2016
  1,000,000 US Department of Veterans Affairs                          1,014,400
            CMO SER.1997-3 CL.2B
            7.500% August 15, 2018
     43,754 US Department of Veterans Affairs                             43,645
            CMO SER.1994-1 CL.2G
            6.150% January 15, 2001
  1,550,000 US Department of Veterans Affairs                          1,577,745
            CMO SER.1996-3 CL.1E
            6.750% August 15, 2020
                                                                     $61,748,265

U.S. GOVERNMENTS --- 25.0%
  1,000,000 United States of America                                     957,970
            Treasury Notes
            5.250% February 15, 2029
  2,500,000 United States of America                                   2,565,225
            Treasury Notes
            5.875% November 15, 2004
  2,000,000 United States of America                                   2,040,000
            Notes
            5.500% May 15, 2009
  5,900,000 United States of America                                   6,454,954
            Treasury Notes
            6.500% February 15, 2010
  1,000,000 United States of America                                   1,008,120
            Treasury Notes
            5.625% November 30, 2002
  2,000,000 United States of America                                   2,105,940
            Treasury Notes
            6.125% August 15, 2007
  1,000,000 United States of America                                   1,026,250
            Treasury Notes
            5.625% May 15, 2008
  4,500,000 United States of America                                   4,793,896
            Treasury Notes
            6.750% May 15, 2005
                                                                     $20,952,355

TOTAL BONDS --- 98.5%                                                $82,700,620
(Cost $81,060,077)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 1.5%
  1,260,000 Household Finance Corp                                     1,259,317
                                                                      $1,259,317

TOTAL SHORT-TERM INVESTMENTS --- 1.5%                                 $1,259,317
(Cost $1,259,317)

TOTAL U.S. GOVERNMENT SECURITIES PORTFOLIO --- 100.0%                $83,959,937
(Cost $82,319,394)





INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Mortgage Securities and Short-Term Maturity Bond Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Mortgage Securities Portfolio and Short-Term Maturity Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001




                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 5)

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                                                                          U.S.
                                                                                          SHORT-TERM                   GOVERNMENT
                                                                                           MATURITY                     MORTGAGE
                                                                                             BOND                      SECURITIES
                                                                                           PORTFOLIO                   PORTFOLIO
                                                                                        ----------------             ---------------
                                                                                        ----------------             ---------------
ASSETS:
     Investments in securities, market value  (1)                                     $     156,049,586            $    181,076,862
     Investments in interest rate swaps, market value (2)                                       275,340
     Cash                                                                                             0                      10,830
     Dividends and interest receivable                                                        2,290,220                   1,395,072
     Receivable for investments sold                                                                  0                       8,260
                                                                                        ----------------             ---------------
                                                                                        ----------------             ---------------

     Total assets                                                                           158,615,146                 182,491,024
                                                                                        ----------------             ---------------
                                                                                        ----------------             ---------------

LIABILITIES:
     Due to investment advisor                                                                   76,389                      88,097
     Payable to custodian                                                                         9,440                           0
     Call options written, fair value                                                         2,905,600
                                                                                        ----------------             ---------------
                                                                                        ----------------             ---------------

     Total liabilities                                                                        2,991,429                      88,097
                                                                                        ----------------             ---------------
                                                                                        ----------------             ---------------

NET ASSETS                                                                            $     155,623,717            $    182,402,927
                                                                                        ================             ===============
                                                                                        ================             ===============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                    $      15,325,709            $     15,608,543
     Additional paid-in capital                                                             139,595,304                 166,487,445
     Net unrealized appreciation on investments                                               1,945,217                   2,569,919
     Undistributed net investment income                                                        333,400                     306,337
     Accumulated net realized loss on investments                                            (1,575,913)                 (2,569,317)
                                                                                        ----------------             ---------------
                                                                                        ----------------             ---------------

NET ASSETS                                                                            $     155,623,717            $    182,402,927
                                                                                        ================             ===============
                                                                                        ================             ===============

NET ASSET VALUE PER OUTSTANDING SHARE                                                 $          1.0154            $         1.1686
                                                                                        ================             ===============
                                                                                        ================             ===============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                             300,000,000                 300,000,000
     Outstanding                                                                            153,257,090                 156,085,427

(1)  Cost of investments in securities:                                               $     151,474,109            $    178,506,943
(2)  Cost of investments in interest rate swaps:                                                      0

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                                      U.S.
                                                                           SHORT-TERM              GOVERNMENT
                                                                            MATURITY                MORTGAGE
                                                                              BOND                 SECURITIES
                                                                           PORTFOLIO               PORTFOLIO
                                                                         ---------------         ---------------
                                                                         ---------------         ---------------

INVESTMENT INCOME:
    Interest                                                           $      9,613,513        $     12,409,034
                                                                         ---------------         ---------------
                                                                         ---------------         ---------------

EXPENSES:
    Management fees                                                             882,928               1,064,813
                                                                         ---------------         ---------------
                                                                         ---------------         ---------------

NET INVESTMENT INCOME                                                         8,730,585              11,344,221
                                                                         ---------------         ---------------
                                                                         ---------------         ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                         (1,459,640)               (995,200)
    Change in net unrealized appreciation on investments                      3,396,771               7,909,774
                                                                         ---------------         ---------------
                                                                         ---------------         ---------------

    Net realized and unrealized gain on investments                           1,937,131               6,914,574
                                                                         ---------------         ---------------
                                                                         ---------------         ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $     10,667,716        $     18,258,795
                                                                         ===============         ===============
                                                                         ===============         ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                     SHORT-TERM                          U.S. GOVERNMENT
                                                                    MATURITY BOND                      MORTGAGE SECURITIES
                                                             PORTFOLIO                             PORTFOLIO
                                                            ------------------------------        ------------------------------
                                                            ------------------------------        ------------------------------
                                                                2000             1999                 2000             1999
                                                            -------------    -------------        -------------    -------------
                                                            -------------    -------------        -------------    -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                 $    8,730,585   $    6,569,907       $   11,344,221   $   10,891,167
    Net realized gain (loss) on investments                   (1,459,640)        (108,703)            (995,200)         712,364
    Change in net unrealized appreciation (depreciation)       3,396,771       (2,315,187)           7,909,774      (10,665,482)
    on investment                                           -------------    -------------        -------------    -------------
                                                            -------------    -------------        -------------    -------------

    Net increase in net assets resulting from operations      10,667,716        4,146,017           18,258,795          938,049
                                                            -------------    -------------        -------------    -------------
                                                            -------------    -------------        -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                (8,476,220)      (6,527,337)         (11,298,113)     (10,799,091)
    From net realized gains                                            0          (33,580)                   0                0
                                                            -------------    -------------        -------------    -------------
                                                            -------------    -------------        -------------    -------------

    Total distributions                                       (8,476,220)      (6,560,917)         (11,298,113)     (10,799,091)
                                                            -------------    -------------        -------------    -------------
                                                            -------------    -------------        -------------    -------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                        125,059,143       32,510,344          124,706,563       24,329,564
    Reinvestment of distributions                              8,476,220        6,560,917           11,298,113       10,799,091
    Redemptions of shares                                   (118,023,614)      (9,652,980)        (143,740,038)     (34,392,283)
                                                            -------------    -------------        -------------    -------------
                                                            -------------    -------------        -------------    -------------

    Net increase (decrease) in net assets resulting          15,511,749       29,418,281           (7,735,362)         736,372
    from share transactions                                 -------------    -------------        -------------    -------------
                                                            -------------    -------------        -------------    -------------

    Total increase (decrease) in net assets                   17,703,245       27,003,381             (774,680)      (9,124,670)

NET ASSETS:
    Beginning of period                                      137,920,472      110,917,091          183,177,607      192,302,277
                                                            -------------    -------------        -------------    -------------
                                                            -------------    -------------        -------------    -------------

    End of period  (1)                                    $  155,623,717   $  137,920,472       $  182,402,927   $  183,177,607
                                                            =============    =============        =============    =============
                                                            =============    =============        =============    =============

OTHER INFORMATION:

SHARES:
    Sold                                                     124,326,673       31,924,776          109,702,511       20,844,366
    Issued in reinvestment of distributions                    8,448,301        6,511,646            9,926,975        9,439,676
    Redeemed                                                (117,154,549)      (9,503,032)        (126,368,136)     (29,568,805)
                                                            -------------    -------------        -------------    -------------
                                                            -------------    -------------        -------------    -------------

    Net increase (decrease)                                   15,620,425       28,933,390           (6,738,650)         715,237
                                                            =============    =============        =============    =============
                                                            =============    =============        =============    =============

(1) Including undistributed net investment income         $      333,400   $       79,035       $      306,337   $      128,821
See notes to financial statements

MAXIM SERIES FUND, INC.

SHORT-TERM MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                     Year Ended December 31,
                                     -----------------------------------------------------------------
                                     -----------------------------------------------------------------
                                        2000          1999          1998         1997         1996
                                     ------------  -----------   -----------   ----------   ----------
                                     ------------  -----------   -----------   ----------   ----------


Net Asset Value, Beginning of Perio$      1.0021 $     1.0204  $     1.0134  $    1.0065  $    1.0092

Income from Investment Operations

Net investment income                     0.0589       0.0520        0.0546       0.0534       0.0489
Net realized and unrealized gain (loss)   0.0117      (0.0183)       0.0087       0.0070      (0.0027)
                                     ------------  -----------   -----------   ----------   ----------
                                     ------------  -----------   -----------   ----------   ----------

Total Income From
     Investment Operations                0.0706       0.0337        0.0633       0.0604       0.0462
                                     ------------  -----------   -----------   ----------   ----------
                                     ------------  -----------   -----------   ----------   ----------

Less Distributions

From net investment income               (0.0573)     (0.0517)      (0.0543)     (0.0534)     (0.0489)
From net realized gains                   0.0000      (0.0003)      (0.0020)     (0.0001)      0.0000
                                     ------------  -----------   -----------   ----------   ----------
                                     ------------  -----------   -----------   ----------   ----------

Total Distributions                      (0.0573)     (0.0520)      (0.0563)     (0.0535)     (0.0489)
                                     ------------  -----------   -----------   ----------   ----------
                                     ------------  -----------   -----------   ----------   ----------

Net Asset Value, End of Period     $      1.0154 $     1.0021  $     1.0204  $    1.0134  $    1.0065
                                     ============  ===========   ===========   ==========   ==========
                                     ============  ===========   ===========   ==========   ==========


Total Return                               7.24%        3.37%         6.36%        6.14%        4.70%

Net Assets, End of Period          $ 155,623,717 $ 137,920,472 $ 110,917,091 $ 78,367,545 $ 39,503,114

Ratio of Expenses to
Average Net Assets                         0.60%        0.60%         0.60%        0.60%        0.60%

Ratio of Net Investment Income to
Average Net Assets                         5.93%        5.29%         5.45%        5.47%        5.15%

Portfolio Turnover Rate                   85.06%       45.60%        37.33%       84.59%       51.71%


MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Short-Term Maturity Bond and U.S. Government Mortgage Securities Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is: to seek maximum total return that is consistent with preservation of capital and liquidity for the Short-Term Maturity Bond Portfolio and to seek the highest level of return consistent with preservation of capital and substantial credit protection for the U.S. Government Mortgage Securities Portfolio. The Portfolios are nondiversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

      Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Investments in securities of governmental agencies may only be guaranteed by the respective agencys limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

      Restricted Securities

     The Short-Term Maturity Bond Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuers financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2000 were $9,218,714, $9,314,068 and 5.98%, respectively.



      Interest Rate Swap Agreements

     An interest rate swap agreement involves the exchange of amounts based on a fixed interest rate for amounts based on variable interest rates over the life of the agreement without the exchange of the underlying face amount. Interest rate differentials paid or received under this agreement are recognized as an adjustment to interest income.

     Option Writing

     Written call options are recorded as a liability on the Statement of Assets and Liabilities and adjusted to current fair value.

     Dividends

     Dividends from net investment income of the Portfolios are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

     Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

     Federal Income Taxes

     For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2000, the Short-Term Maturity Bond Portfolio had available for federal income tax purposes unused capital loss carryovers of $105,825 and $1,128,325, which expire in the years 2007 and 2008, respectively, and the U.S. Government Mortgage Securities Portfolio had available for federal income tax purposes unused capital loss carryovers of $1,374,318, $190,312 and $796,257, which expire in the years 2002, 2004 and 2008, respectively.


     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. For the year ended December 31, 2000, the U.S. Government Mortgage Securities Portfolio reclassified $131,408 from paid-in capital to undistributed net investment income. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Portfolios. The management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

                                                                 Purchases           Sales
                                                               --------------    --------------

     Short-Term Maturity Bond Portfolio                     $     67,701,883  $     55,913,187
     U.S. Government Mortgage Securities Portfolio                 7,196,625         7,203,375

      For the year ended  December  31, 2000,  the  aggregate  cost of purchases  and proceeds from sales of U.S. Government securities were as follows:

                                                                 Purchases           Sales
                                                               --------------    --------------

     Short-Term Maturity Bond Portfolio                     $     68,242,379  $     65,246,939
     U.S. Government Mortgage Securities Portfolio                40,204,563        43,746,196

4.    UNREALIZED APPRECIATION (DEPRECIATION)

      The aggregate cost of investments  and the  composition of unrealized  appreciation  and depreciation  of investment  securities  for federal  income tax purposes as of December
      31, 2000, were as follows:


                               Cost For
                                Income                                                 Net
                                 Tax              Gross             Gross          Unrealized
                               Purposes       Appreciation      Depreciation      Appreciation
                             -------------    --------------    --------------    --------------

     Short-Term Maturity
        Bond Portfolio     $  151,474,109  $      2,186,136  $                 $     1,945,217
                                                                     (240,919)
     U.S. Government
        Mortgage
        Securities            178,506,943         3,344,284                          2,569,919
        Portfolio                                                    (774,365)



5.      INTEREST RATE SWAP AGREEMENTS

      As of December 31, 2000,  the  Short-Term  Maturity  Bond  Portfolio  had the  following interest rate swap agreements with Morgan Stanley Dean Witter Co.:

                                                  Floating Interest                   Fixed
                                                                                    Interest
         Face           Maturity Date               Rate Received                   Rate Paid
     --------------    --------------   --------------------------------------    --------------

      $3,000,000          02/15/02         3 Month LIBOR plus 1.75% equal to             3.00%
                                                         8.51%
      $2,500,000          10/15/02        3 Month LIBOR plus 1.65% equal to              5.00%
                                                        8.45%




6.      CALL OPTIONS WRITTEN

      As of December 31, 2000,  covered call options  written by the Short-Term  Maturity Bond
      Portfolio were as follows:

                                                                Strike Price
       Number                                                     as of
         Of           Notional                                  December 31,
       Options         Amount              Security                2000           Expiration
     ------------   -------------    ----------------------    -------------    ----------------


         7,000    $  7,000,000       Anadarko Petroleum     $        48.541           3/7/2003
                                     Corp,
                                        Zero Coupon,
                                     3/7/2020
         3,000       3,000,000       CUC International            100.199           2/15/2002
                                     Inc,
                                        3.000%, 2/15/2002
         2,500       2,500,000       Magna International          100.000          10/15/2002
                                     Inc,
                                        5.000%, 10/15/2002



The Maxim Series Fund

U.S. Government Mortgage Securities Portfolio

BONDS

AGENCY --- 87.2%
  4,000,000 Fannie Mae                                                 4,174,360
            GLOBAL UNSECURED NOTES
            6.625% October 15, 2007
  2,754,209 Fannie Mae                                                 2,794,641
            Pool #518180
            7.500% October 1, 2029
    965,658 Fannie Mae                                                   989,490
            Pool #541216
            8.000% June 1, 2030
  2,765,690 Fannie Mae                                                 2,678,377
            Pool #443161
            6.000% September 1, 2028
  4,000,000 Fannie Mae                                                 3,819,360
            AGENCY BENCHMARK NOTE
            5.250% January 15, 2009
  1,923,259 Fannie Mae                                                 1,898,025
            Pool #434844
            6.500% August 1, 2028
  2,654,995 Fannie Mae                                                 2,654,143
            Pool #252567
            6.500% July 1, 2014
  2,000,000 Fannie Mae                                                 2,000,000
            CMO SER1998-W2 CL.A6
            6.500% August 25, 2021
  2,500,000 Fannie Mae                                                 2,506,250
            CMO SER.1998-W5 CL.A5
            6.500% February 25, 2018
    315,722 Fannie Mae                                                   321,544
            Pool #050796
            7.500% September 1, 2023
  2,347,055 Fannie Mae                                                 2,316,261
            Pool #429036
            6.500% July 1, 2028
  3,913,165 Fannie Mae                                                 3,865,463
            Pool #426085
            6.000% May 1, 2013
  5,010,643 Fannie Mae                                                 4,944,904
            Pool #426665
            6.500% June 1, 2028
  1,697,135 Fannie Mae                                                 1,643,557
            Pool #415745
            6.000% April 1, 2028
    351,280 Fannie Mae                                                   352,745
            Pool#374210
            6.718% March 1, 2027
    983,459 Fannie Mae                                                 1,012,028
            Pool #367215
            8.000% September 1, 2026
    267,223 Fannie Mae                                                   275,587
            Pool #302587
            8.000% December 1, 2024
    540,707 Fannie Mae                                                   535,635
            Pool #291650
            6.500% December 1, 2017
    676,857 Fannie Mae                                                   691,274
            Pool #288769
            7.500% November 1, 2024
    654,420 Fannie Mae                                                   648,282
            Pool #288916
            6.500% May 1, 2011
    497,901 Fannie Mae                                                   493,545
            Pool #266412
            6.500% January 1, 2024
  2,517,046 Fannie Mae                                                 2,495,021
            Pool #261017
            6.500% December 1, 2023
  2,321,605 Fannie Mae                                                 2,325,946
            7.000% November 1, 2028
    787,173 Fannie Mae                                                   814,488
            Pool #446394
            9.500% September 1, 2020
  3,599,523 Fannie Mae                                                 3,550,030
            Pool #252439
            6.500% May 1, 2029
    872,180 Fannie Mae                                                   866,231
            6.500% February 1, 2019
  1,324,413 Fannie Mae                                                 1,367,853
            Pool #525116
            8.500% November 1, 2026
  6,444,052 Fannie Mae                                                 6,359,506
            Pool #323427
            6.500% November 1, 2028
  6,298,678 Fannie Mae                                                 6,308,504
            Pool #510598
            7.000% August 1, 2029
  1,856,429 Fannie Mae                                                 1,830,903
            Pool #499203
            6.500% July 1, 2029
  2,500,000 Fannie Mae                                                 2,554,500
            CMO SER.1993-15 CL.H
            7.000% December 25, 2007
    371,504 Fannie Mae                                                   371,504
            CMO SER.1993-63 CL.D
            6.500% May 25, 2008
  1,250,000 Fannie Mae                                                 1,288,375
            CMO SER.97-28 CL.PD
            7.500% July 18, 2023
  3,091,741 Fannie Mae                                                 3,054,053
            Pool #251760
            6.000% June 1, 2013
    794,716 Fannie Mae                                                   820,782
            Pool #250111
            8.500% August 1, 2024
         27 Fannie Mae                                                        28
            Pool #250060
            7.500% June 1, 2024
     55,969 Fannie Mae                                                    59,292
            Pool #091122
            9.500% March 1, 2020
    550,956 Fannie Mae                                                   560,427
            Pool #367209
            7.500% June 1, 2016
  1,341,682 Fannie Mae                                                 1,325,743
            Pool #347434
            6.500% June 1, 2026
    174,738 Fannie Mae                                                   180,415
            Pool #339260
            8.000% April 1, 2021
    403,130 Fannie Mae                                                   418,977
            Pool #335658
            8.500% August 1, 2021
    262,252 Fannie Mae                                                   274,953
            Pool #316711
            9.000% September 1, 2019
    730,948 Fannie Mae                                                   759,681
            Pool #303583
            8.500% April 1, 2025
    309,891 Fannie Mae                                                   313,799
            Pool #340841
            7.000% April 1, 2011
    569,354 Freddie Mac                                                  597,463
            Pool #884002
            9.500% June 1, 2020
    421,346 Freddie Mac                                                  436,746
            Pool #C90085
            9.000% December 1, 2014
    395,359 Freddie Mac                                                  397,205
            Pool #E00177
            6.500% December 1, 2007
    705,001 Freddie Mac                                                  725,926
            Pool #D64588
            8.000% August 1, 2024
    288,504 Freddie Mac                                                  296,614
            Pool #D91202
            8.500% February 1, 2013
  4,127,194 Freddie Mac                                                4,137,512
            Gold Pool #C00609
            7.000% May 1, 2028
  1,086,224 Freddie Mac                                                1,093,013
            Pool #E00219
            6.500% June 1, 2008
    929,324 Freddie Mac                                                  960,103
            Gold Pool #G00256
            8.000% November 1, 2023
    451,950 Freddie Mac                                                  460,989
            Gold Pool #M70008
            10.500% October 1, 2005
    108,279 Freddie Mac                                                  111,527
            Pool #N70005
            9.500% November 1, 2020
    489,904 Freddie Mac                                                  487,748
            Pool #N30345
            6.500% July 1, 2026
    136,679 Freddie Mac                                                  143,427
            Pool #884018
            9.500% September 1, 2020
  3,122,031 Freddie Mac                                                3,155,187
            Pool #E00810
            7.000% March 1, 2015
  3,366,978 Freddie Mac                                                3,418,526
            Gold Pool #C37836
            7.500% April 1, 2030
  2,000,000 Freddie Mac                                                1,910,620
            CMO SER.2102 CL.VB
            6.000% August 15, 2013
  2,000,000 Freddie Mac                                                2,054,000
            CMO SER.28 CL.PE
            6.800% September 25, 2022
    482,843 Freddie Mac                                                  533,542
            Co-Op Pool #N70013
            11.000% August 1, 2020
    467,499 Freddie Mac                                                  516,586
            Co-Op Pool #N70008
            11.000% June 1, 2020
  1,341,613 Freddie Mac                                                1,355,861
            Pool #E00757
            7.000% November 1, 2014
    378,448 Freddie Mac                                                  385,407
            Pool #D91201
            7.500% October 1, 2015
    763,913 Freddie Mac                                                  749,445
            Pool #O30006
            6.000% February 1, 2009
  4,329,852 Freddie Mac                                                4,294,347
            Pool #O20005
            6.500% January 1, 2018
    310,756 Freddie Mac                                                  318,780
            Pool #G10289
            8.500% February 1, 2008
    424,037 Freddie Mac                                                  442,893
            Pool #G10006
            10.000% January 1, 2006
    953,737 Freddie Mac                                                1,010,065
            Gold Pool #G00300
            9.500% April 1, 2025
     40,813 Freddie Mac                                                   42,114
            Pool #730326
            8.500% November 1, 2006
  2,659,447 Ginnie Mae                                                 2,713,461
            Pool #348622
            7.500% April 15, 2023
    226,513 Ginnie Mae                                                   228,212
            Pool #345116
            7.000% December 15, 2023
  2,696,001 Ginnie Mae                                                 2,710,317
            Pool #780463
            7.000% November 15, 2026
    143,352 Ginnie Mae                                                   146,264
            Pool #339079
            7.500% February 15, 2023
    287,247 Ginnie Mae                                                   289,491
            Pool #332076
            7.000% November 15, 2022
    487,411 Ginnie Mae                                                   497,310
            Pool #338752
            7.500% May 15, 2023
     27,332 Ginnie Mae                                                    27,887
            Pool #360300
            7.500% June 15, 2023
     64,070 Ginnie Mae                                                    65,371
            Pool #360618
            7.500% July 15, 2023
    167,972 Ginnie Mae                                                   169,232
            Pool #361826
            7.000% September 15, 2023
    689,771 Ginnie Mae                                                   703,780
            Pool #362184
            7.500% January 15, 2024
    868,824 Ginnie Mae                                                   892,708
            Pool #365382
            8.000% June 15, 2025
  2,376,372 Ginnie Mae                                                 2,394,194
            Pool #368293
            7.000% January 15, 2024
    745,775 Ginnie Mae                                                   751,131
            Pool #370412
            7.000% April 15, 2024
    517,471 Ginnie Mae                                                   527,981
            Pool #351163
            7.500% August 15, 2023
     70,408 Ginnie Mae                                                    71,838
            Pool #352835
            7.500% February 15, 2024
     32,055 Ginnie Mae                                                    32,706
            Pool #355360
            7.500% October 15, 2021
  1,885,788 Ginnie Mae                                                 1,894,029
            Pool #469924
            7.000% January 15, 2029
    736,389 Ginnie Mae                                                   764,460
            Pool #208728
            8.000% May 15, 2017
  1,555,784 Ginnie Mae                                                 1,598,568
            Pool #780899
            7.500% October 15, 2013
    266,633 Ginnie Mae                                                   268,633
            Pool #344968
            7.000% July 15, 2023
     72,925 Ginnie Mae                                                    73,448
            Pool #379840
            7.000% March 15, 2024
    143,196 Ginnie Mae                                                   147,893
            Pool #380118
            8.500% July 15, 2024
    256,908 Ginnie Mae                                                   261,725
            Pool #404064
            7.500% March 15, 2025
  2,690,155 Ginnie Mae                                                 2,610,285
            Pool #471205
            6.000% May 15, 2028
     81,773 Ginnie Mae                                                    79,346
            Pool #475894
            6.000% July 15, 2028
    507,301 Ginnie Mae                                                   517,448
            Pool #376514
            7.500% May 15, 2024
    564,796 Ginnie Mae                                                   576,092
            Pool #376533
            7.500% June 15, 2024
    390,362 Ginnie Mae                                                   393,290
            Pool #358062
            7.000% August 15, 2023
  2,780,452 Ginnie Mae                                                 2,863,838
            Pool #780077
            8.000% March 15, 2025
  1,520,132 Ginnie Mae                                                 1,526,774
            Pool #460784
            7.000% March 15, 2028
    222,898 Ginnie Mae                                                   224,498
            Pool #346023
            7.000% February 15, 2024
    280,617 Ginnie Mae II                                                288,685
            Pool #002345
            8.500% December 20, 2026
    152,034 Ginnie Mae II                                                156,405
            Pool #002235
            8.500% June 20, 2026
     50,091 Ginnie Mae II                                                 51,562
            Pool #002158
            8.500% January 20, 2026
     78,153 Ginnie Mae II                                                 80,058
            Pool #002059
            8.000% August 20, 2025
  1,289,217 Ginnie Mae II                                              1,290,428
            Pool #2716
            7.000% February 20, 2029
    177,580 Ginnie Mae II                                                182,018
            Pool #001477
            8.000% November 20, 2023
     30,687 Ginnie Mae II                                                 31,588
            Pool #002142
            8.500% December 20, 2025
     83,122 Ginnie Mae II                                                 85,512
            Pool #002220
            8.500% May 20, 2026
     90,908 Ginnie Mae II                                                 93,522
            Pool #002250
            8.500% July 20, 2026
  5,000,000 US Department of Veterans Affairs                          5,038,000
            CMO SER.1998-3 CL.B
            6.500% May 15, 2020
  2,000,000 US Department of Veterans Affairs                          2,122,000
            CMO SER.1997-3 CL.2D
            7.500% January 15, 2025
  3,000,000 US Department of Veterans Affairs                          3,083,400
            CMO SER.1998-1 CL.2D
            7.000% July 15, 2025
  1,354,000 US Department of Veterans Affairs                          1,378,237
            CMO SER.1996-3 CL.1E
            6.750% August 15, 2020
  6,979,000 US Department of Veterans Affairs                          7,414,490
            CMO SER.1997-2 CL.K
            7.500% February 15, 2010
  2,000,000 US Department of Veterans Affairs                          2,016,000
            CMO SER.1999-1 CL.2B
            6.500% August 15, 2020
                                                                    $157,886,243

U.S. GOVERNMENTS --- 12.6%
  4,000,000 United States of America                                   4,261,240
            Treasury Notes
            6.750% May 15, 2005
  2,200,000 United States of America                                   2,107,534
            Treasury Notes
            5.250% February 15, 2029
  2,000,000 United States of America                                   2,052,180
            Treasury Notes
            5.875% November 15, 2004
  8,400,000 United States of America                                   9,190,104
            Treasury Notes
            6.500% February 15, 2010
  2,000,000 United States of America                                   2,105,940
            Treasury Notes
            6.125% August 15, 2007
  3,000,000 United States of America                                   3,069,840
            Treasury Notes
            5.625% February 15, 2006
                                                                     $22,786,838

TOTAL BONDS --- 99.8%                                               $180,673,081
(Cost $178,103,162)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 0.2%
    404,000 Household Finance Corp                                       403,781
                                                                        $403,781

TOTAL SHORT-TERM INVESTMENTS --- 0.2%                                   $403,781
(Cost $403,781)

TOTAL U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO --- 100.0%      $181,076,862
(Cost $178,506,943)



The Maxim Series Fund

Short-Term Maturity Bond Portfolio

BONDS

AGENCY --- 17.0%
 10,000,000 Fannie Mae                                                10,435,900
            GLOBAL UNSECURED NOTES
            6.625% October 15, 2007
  2,000,000 Fannie Mae                                                 2,100,940
            GLOBAL BENCHMARK BONDS
            7.125% February 15, 2005
 10,000,000 Freddie Mac                                                9,887,500
            Global Notes
            5.750% April 15, 2008
  2,000,000 Freddie Mac                                                2,098,740
            Global Notes
            7.000% July 15, 2005
  2,000,000 Freddie Mac                                                2,060,000
            UNSECURED TAP BONDS SER.K805
            6.500% November 15, 2005
                                                                     $26,583,080

AUTO PARTS & EQUIPMENT --- 1.5%
  2,500,000 Magna International Inc                                    2,377,500
            Convertible
            5.000% October 15, 2002
                                                                      $2,377,500

BANKS --- 6.4%
  2,000,000 Bank One Corp                                              2,003,400
            Notes
            6.400% August 1, 2002
  2,000,000 Mellon Funding Corp                                        1,980,040
            Senior Notes
            5.750% November 15, 2003
  2,000,000 Mercantile Safe Deposit & Trust                            2,021,800
            Deposit Notes
            7.400% April 3, 2002
  4,000,000 Wells Fargo & Co                                           4,054,840
            Notes
            6.625% July 15, 2004
                                                                     $10,060,080

BROADCAST/MEDIA --- 1.3%
  2,100,000 Media One Group Certficates # (4)                          2,100,000
            Sets Trust 1999-10
            8.008% August 27, 2001
                                                                      $2,100,000

COMMERCIAL MORTGAGE BACKED --- 1.0%
  1,660,981 Norwest Asset Securities Corp                              1,634,505
            Series 1999-9 Class A2
            6.500% April 25, 2029
                                                                      $1,634,505

COMPUTER SOFTWARE & SERVICES --- 1.5%
  2,500,000 Comdisco Inc                                               2,325,000
            Senior Notes
            6.130% August 1, 2006
                                                                      $2,325,000

ELECTRIC COMPANIES --- 15.0%
  2,000,000 Boston Edison Co                                           2,016,160
            Debentures
            6.800% March 15, 2003
  3,000,000 Niagara Mohawk Power Corp                                  3,282,270
            Senior Notes
            8.875% May 15, 2007
  2,500,000 Ohio Edison Co                                             2,549,775
            1st Mortgage
            8.250% April 1, 2002
  2,500,000 PSI Energy Inc                                             2,536,750
            1st Mortgage
            7.610% January 7, 2002
  3,000,000 Pennsylvania Power & Light Co                              2,994,300
            1st Mortgage
            6.125% May 1, 2006
  3,000,000 Public Service Co of Colorado                              2,975,970
            Bonds
            6.000% April 15, 2003
  4,000,000 Sierra Pacific Power Co                                    3,977,040
            Collateralized Notes
            5.470% December 17, 2001
  2,000,000 Texas Utilities Electric Co                                1,984,520
            1st Mortgage
            6.250% October 1, 2004
  1,100,000 Virginia Electric & Power Co                               1,151,073
            1st Mortgage
            8.000% March 1, 2004
                                                                     $23,467,858

FINANCIAL SERVICES --- 15.4%
  1,500,000 American Express Co                                        1,542,375
            Notes
            6.875% November 1, 2005
  2,000,000 Capital One Bank                                           1,931,020
            Senior Notes
            6.650% March 15, 2004
  3,000,000 Dime Bancorp Inc                                           2,995,290
            Senior Notes
            7.000% July 25, 2001
  2,500,000 Ford Motor Credit Co                                       2,500,325
            Senior Unsubordinated Notes
            6.500% February 28, 2002
  3,000,000 General Motors Acceptance Corp                             2,963,460
            Notes
            5.350% December 7, 2001
  4,000,000 IBM Credit Corp                                            3,990,920
            Notes
            5.760% May 15, 2001
  3,000,000 MBNA America Bank NA                                       2,984,100
            Notes
            6.080% August 10, 2001
  2,000,000 Morgan Stanley Group Inc                                   2,051,660
            Notes
            8.100% June 24, 2002
  3,000,000 Sanwa Business Credit #                                    3,021,780
            Notes
            7.250% September 15, 2001
                                                                     $23,980,930

FOREIGN BANKS --- 2.0%
  3,000,000 KFW International Finance                                  3,128,760
            Notes
            7.625% February 15, 2004
                                                                      $3,128,760

INSURANCE RELATED --- 4.2%
  1,500,000 Conseco Inc                                                1,440,000
            Notes
            6.400% June 15, 2011
  2,000,000 Monumental Global Funding II #                             2,039,028
            Notes
            6.950% October 1, 2003
  3,000,000 Travelers Property Casualty Corp                           3,004,620
            Notes
            6.750% April 15, 2001
                                                                      $6,483,648

INVESTMENT BANK/BROKERAGE FIRM --- 1.6%
  2,500,000 Lehman Brothers Inc                                        2,498,850
            Senior Subordinated Notes
            6.125% February 1, 2001
                                                                      $2,498,850

MANUFACTURING --- 3.8%
  3,000,000 Cooper Industries Inc                                      2,990,520
            Notes
            5.640% February 15, 2001
  3,000,000 Tyco International Group SA                                2,997,990
            Company Guaranteed Notes
            6.125% June 15, 2001
                                                                      $5,988,510

OIL & GAS --- 4.0%
  7,000,000 Anadarko Petroleum Corp (3)                                6,259,860
            Zero Coupon
            8.060% March 7, 2020
                                                                      $6,259,860

OTHER ASSET-BACKED --- 10.2%
  2,000,000 Centex Home Equity                                         2,005,600
            Series 2000-D Class A2
            6.740% August 25, 2021
  1,700,000 Citibank Credit Card Master Trust I                        1,670,250
            Series 1998-9 Class B
            5.550% January 9, 2006
  3,000,000 Ford Credit Auto Owner Trust                               3,060,780
            Series 2000-E Class B
            6.990% February 15, 2005
  1,575,000 MBNA Master Credit Card Trust                              1,604,531
            Series 1997-I Class A
            6.550% January 15, 2007
  3,500,000 MBNA Master Credit Card Trust                              3,452,960
            Series 1998-J Class A
            5.250% February 15, 2006
  2,000,000 Toyota Auto Receivables Owner Trust                        2,047,800
            Series 2000-B Class A4
            6.800% April 15, 2007
  2,000,000 Vanderbilt Mortgage Finance Inc                            2,029,000
            Series 2000-D Class A2
            6.975% January 7, 2014
                                                                     $15,870,921

POLLUTION CONTROL --- 1.3%
  2,000,000 Waste Management Inc                                       1,986,400
            Notes
            6.125% July 15, 2011
                                                                      $1,986,400

SPECIALIZED SERVICES --- 1.8%
  3,000,000 CUC International Inc                                      2,788,500
            Convertible
            3.000% February 15, 2002
                                                                      $2,788,500

TELEPHONE & TELECOMMUNICATIONS --- 3.3%
  1,635,000 Ameritech Capital Funding                                  1,629,359
            Company Guaranteed Notes
            5.650% January 15, 2001
  1,000,000 Sprint Capital Corp                                          958,270
            Company Guaranteed Notes
            5.700% November 15, 2003
  2,500,000 WorldCom Inc                                               2,494,225
            Senior Notes
            6.125% August 15, 2001
                                                                      $5,081,854

U.S. GOVERNMENTS --- 6.0%
  8,500,000 United States of America                                   9,306,140
            Treasury Notes
            7.875% November 15, 2004
                                                                      $9,306,140

UTILITIES --- 1.4%
  2,000,000 Florida Gas Transmission Co #                              2,153,260
            Senior Notes
            8.630% November 1, 2004
                                                                      $2,153,260

TOTAL BONDS --- 98.7%                                               $154,075,656
(Cost $149,500,179)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 1.3%
  1,975,000 Household Finance Corp                                     1,973,930
                                                                      $1,973,930

TOTAL SHORT-TERM INVESTMENTS --- 1.3%                                 $1,973,930
(Cost $1,973,930)

TOTAL SHORT-TERM MATURITY BOND PORTFOLIO --- 100.0%                 $156,049,586
(Cost $151,474,109)









INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Bond Index Portfolio and Loomis Sayles Small-Cap Value Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond Index Portfolio and Loomis Sayles Small-Cap Value Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001



                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 6)

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                                                    LOOMIS SAYLES
                                                                          BOND                        SMALL-CAP
                                                                         INDEX                          VALUE
                                                                       PORTFOLIO                      PORTFOLIO
                                                                    -----------------              -----------------
                                                                    -----------------              -----------------
ASSETS:
     Investments in securities, market value  (1)                 $      146,273,282             $      170,599,166
     Cash                                                                      8,409                              0
     Dividends and interest receivable                                     1,768,294                        222,427
     Receivable for investments sold                                               0                        992,167
                                                                    -----------------              -----------------
                                                                    -----------------              -----------------

     Total assets                                                        148,049,985                    171,813,760
                                                                    -----------------              -----------------
                                                                    -----------------              -----------------

LIABILITIES:
     Due to investment advisor                                                59,724                        129,246
     Payable for investments purchased                                             0                      1,225,375
     Payable to custodian                                                          0                        219,689
                                                                    -----------------              -----------------
                                                                    -----------------              -----------------

     Total liabilities                                                        59,724                      1,574,310
                                                                    -----------------              -----------------
                                                                    -----------------              -----------------

NET ASSETS                                                        $      147,990,261             $      170,239,450
                                                                    =================              =================
                                                                    =================              =================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                $       11,503,938             $       10,667,796
     Additional paid-in capital                                          135,822,153                    138,541,480
     Net unrealized appreciation on investments                            4,488,476                     21,823,397
     Undistributed (overdistributed) net investment income                   230,714                        (14,532)
     Accumulated net realized loss on investments                         (4,055,020)                      (778,691)
                                                                    -----------------              -----------------
                                                                    -----------------              -----------------

NET ASSETS                                                        $      147,990,261             $      170,239,450
                                                                    =================              =================
                                                                    =================              =================

NET ASSET VALUE PER OUTSTANDING SHARE                             $           1.2864             $           1.5958
                                                                    =================              =================
                                                                    =================              =================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                          200,000,000                    200,000,000
     Outstanding                                                         115,039,380                    106,677,962

(1)  Cost of investments in securities:                           $      141,784,806             $      148,775,769

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                            LOOMIS SAYLES
                                                                    BOND                      SMALL-CAP
                                                                   INDEX                        VALUE
                                                                 PORTFOLIO                    PORTFOLIO
                                                              -----------------            -----------------
                                                              -----------------            -----------------

INVESTMENT INCOME:
    Interest                                                $        9,224,070           $          567,550
    Dividends                                                                                     1,657,256
                                                              -----------------            -----------------
                                                              -----------------            -----------------

    Total income                                                     9,224,070                    2,224,806
                                                              -----------------            -----------------
                                                              -----------------            -----------------

EXPENSES:
    Audit fees                                                                                       11,799
    Investment administration                                                                       101,565
    Bank and custodial fees                                                                          47,927
    Other expenses                                                                                   21,019
    Management fees                                                    684,081                    1,092,671
                                                              -----------------            -----------------
                                                              -----------------            -----------------

    Total expenses                                                     684,081                    1,274,981

    Less amount reimbursed by investment advisor                                                        400
                                                              -----------------            -----------------
                                                              -----------------            -----------------

    Net expenses                                                       684,081                    1,274,581
                                                              -----------------            -----------------
                                                              -----------------            -----------------

NET INVESTMENT INCOME                                                8,539,989                      950,225
                                                              -----------------            -----------------
                                                              -----------------            -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                           (894,947)                   4,691,091
    Change in net unrealized appreciation on investments             7,343,445                   18,316,420
                                                              -----------------            -----------------
                                                              -----------------            -----------------

    Net realized and unrealized gain on investments                  6,448,498                   23,007,511
                                                              -----------------            -----------------
                                                              -----------------            -----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $       14,988,487           $       23,957,736
                                                              =================            =================
                                                              =================            =================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                                 LOOMIS SAYLES
                                                              BOND INDEX                         SMALL-CAP VALUE
                                                              PORTFOLIO                            PORTFOLIO
                                                          ------------------------------       ------------------------------
                                                          ------------------------------       ------------------------------
                                                             2000              1999                2000             1999
                                                          ------------      ------------       -------------     ------------
                                                          ------------      ------------       -------------     ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                               $   8,539,989     $   7,195,765      $      950,225    $     550,582
    Net realized gain (loss) on investments                  (894,947)       (2,180,975)          4,691,091        2,450,018
    Change in net unrealized appreciation on investments    7,343,445        (5,385,762)         18,316,420       (5,179,146)
                                                          ------------      ------------       -------------     ------------
                                                          ------------      ------------       -------------     ------------
                                                                                                          0
    Net increase (decrease) in net assets resulting        14,988,487          (370,972)         23,957,736       (2,178,546)
    from operations                                       ------------      ------------       -------------     ------------
                                                          ------------      ------------       -------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                             (8,334,375)       (7,171,790)           (944,390)        (585,006)
    From net realized gains                                         0                 0          (4,427,714)      (6,688,987)
                                                          ------------      ------------       -------------     ------------
                                                          ------------      ------------       -------------     ------------

    Total distributions                                    (8,334,375)       (7,171,790)         (5,372,104)      (7,273,993)
                                                          ------------      ------------       -------------     ------------
                                                          ------------      ------------       -------------     ------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                     116,291,484        19,979,731         146,884,107        7,127,686
    Reinvestment of distributions                           8,334,375         7,171,790           5,372,104        7,273,993
    Redemptions of shares                                 (116,774,393)     (16,560,974)        (93,690,300)     (39,668,595)
                                                          ------------      ------------       -------------     ------------
                                                          ------------      ------------       -------------     ------------

    Net increase (decrease) in net assets resulting          7,851,466        10,590,547          58,565,911      (25,266,916)
    from share transactions                               ------------      ------------       -------------     ------------
                                                          ------------      ------------       -------------     ------------

    Total increase (decrease) in net assets                14,505,578         3,047,785          77,151,543      (34,719,455)

NET ASSETS:
    Beginning of period                                   133,484,683       130,436,898          93,087,906      127,807,361
                                                          ------------      ------------       -------------     ------------
                                                          ------------      ------------       -------------     ------------

    End of period  (1)                                  $ 147,990,261     $ 133,484,683      $  170,239,449    $  93,087,906
                                                          ============      ============       =============     ============
                                                          ============      ============       =============     ============

OTHER INFORMATION:

SHARES:
    Sold                                                   92,979,785        15,695,770          98,176,314        5,276,492
    Issued in reinvestment of distributions                 6,657,295         5,732,875           3,566,313        5,759,633
    Redeemed                                              (93,334,060)      (12,954,708)        (64,799,425)     (29,555,462)
                                                          ------------      ------------       -------------     ------------
                                                          ------------      ------------       -------------     ------------

    Net increase (decrease)                                 6,303,020         8,473,937          36,943,202      (18,519,337)
                                                          ============      ============       =============     ============
                                                          ============      ============       =============     ============

(1) Including undistributed (overdistributed)           $     230,714     $      25,100      $      (14,532)   $     (20,368)
net investment income
See notes to financial statements.


MAXIM SERIES FUND, INC.

BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:
                                       Year Ended December 31,
                                      --------------------------------------------------------------------
                                      --------------------------------------------------------------------
                                         2000          1999          1998          1997           1996
                                      -----------   ------------  ------------  ------------   -----------
                                      -----------   ------------  ------------  ------------   -----------


Net Asset Value, Beginning of Period$     1.2276  $      1.3010 $      1.2856 $      1.2774  $     1.3161

Income from Investment Operations

Net investment income                     0.0776         0.0695        0.0737        0.0769        0.0777
Net realized and unrealized gain (loss)   0.0570        (0.0736)       0.0154        0.0081       (0.0387)
                                      -----------   ------------  ------------  ------------   -----------
                                      -----------   ------------  ------------  ------------   -----------

Total Income (Loss) From
     Investment Operations                0.1346        (0.0041)       0.0891        0.0850        0.0390
                                      -----------   ------------  ------------  ------------   -----------
                                      -----------   ------------  ------------  ------------   -----------

Less Distributions

From net investment income               (0.0758)       (0.0693)      (0.0737)      (0.0768)      (0.0777)
                                      -----------   ------------  ------------  ------------   -----------
                                      -----------   ------------  ------------  ------------   -----------

Total Distributions                      (0.0758)       (0.0693)      (0.0737)      (0.0768)      (0.0777)
                                      -----------   ------------  ------------  ------------   -----------
                                      -----------   ------------  ------------  ------------   -----------

Net Asset Value, End of Period      $     1.2864  $      1.2276 $      1.3010 $      1.2856  $     1.2774
                                      ===========   ============  ============  ============   ===========
                                      ===========   ============  ============  ============   ===========


Total Return                              11.28%         (0.31%)        7.08%         6.85%         3.14%

Net Assets, End of Period           $ 147,990,261 $ 133,484,683 $ 130,436,898 $ 114,875,960  $ 100,722,152

Ratio of Expenses to
Average Net Assets                         0.50%          0.56%         0.60%         0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                         6.24%          5.56%         5.69%         6.02%         6.08%

Portfolio Turnover Rate                   27.38%        127.95%        59.84%       140.35%       118.50%


                                                                                               (Continued)
MAXIM SERIES FUND, INC.

LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                       Year Ended December 31,
                                      -------------------------------------------------------------------
                                      -------------------------------------------------------------------
                                         2000           1999         1998          1997          1996
                                      ------------   -----------  ------------  ------------   ----------
                                      ------------   -----------  ------------  ------------   ----------


Net Asset Value, Beginning of Period$      1.3349  $     1.4482 $      1.5316 $      1.4028  $    1.1605

Income from Investment Operations

Net investment income                      0.0107        0.0079        0.0139        0.0103       0.0091
Net realized and unrealized gain (loss)    0.3024       (0.0219)      (0.0492)       0.3273       0.3376
                                      ------------   -----------  ------------  ------------   ----------
                                      ------------   -----------  ------------  ------------   ----------

Total Income (Loss) From
Investment Operations                      0.3131       (0.0140)      (0.0353)       0.3376       0.3467
                                      ------------   -----------  ------------  ------------   ----------
                                      ------------   -----------  ------------  ------------   ----------

Less Distributions

From net investment income                (0.0105)      (0.0084)      (0.0138)      (0.0100)     (0.0091)
From net realized gains                   (0.0417)      (0.0909)      (0.0343)      (0.1988)     (0.0953)
                                      ------------   -----------  ------------  ------------   ----------
                                      ------------   -----------  ------------  ------------   ----------

Total Distributions                       (0.0522)      (0.0993)      (0.0481)      (0.2088)     (0.1044)
                                      ------------   -----------  ------------  ------------   ----------
                                      ------------   -----------  ------------  ------------   ----------

Net Asset Value, End of Period      $      1.5958  $     1.3349 $      1.4482 $      1.5316  $    1.4028
                                      ============   ===========  ============  ============   ==========
                                      ============   ===========  ============  ============   ==========


Total Return                               23.74%        (0.43%)       (2.28%)       24.50%       30.09%

Net Assets, End of Period           $ 170,239,450  $ 93,087,906 $ 127,807,361 $ 183,322,635  $ 79,944,926

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                      1.16%         1.15%         1.11%         1.11%        1.27%
- After Reimbursement #                     1.16%         1.14%         1.11%         1.11%        1.26%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                      0.87%         0.52%         0.81%         0.89%        0.97%
- After Reimbursement #                     0.87%         0.53%         0.81%         0.89%        0.98%

Portfolio Turnover Rate                   122.31%       105.57%       149.12%        93.28%       62.63%


# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Bond Index and Loomis Sayles Small-Cap Value Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is: to seek investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index for the Bond Index Portfolio and to seek long-term capital growth for the Loomis Sayles Small-Cap Value Portfolio. The
     Portfolios are diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Investments in securities of governmental agencies may only be guaranteed by the respective agencys limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

     Dividends

     Dividends from net investment income of the Bond Portfolio are declared and paid quarterly. Dividends from net investment income of the Loomis Sayles Small-Cap Value Portfolio are declared and paid annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection for the Bond Index Portfolio and on the basis of the first-in, first-out method (FIFO) for the Loomis Sayles Small-Cap Value Portfolio

     Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.



     Federal Income Taxes

     For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2000, the Bond Index Portfolio had available for federal income tax purposes unused capital loss carryovers of $442,435, $390,109, $2,294,798 and $318,068, which expire in the years 2004, 2006, 2007 and 2008, respectively.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .50% of the average daily net assets of the Bond Index Portfolio and 1.00% of the average daily net assets of the Loomis Sayles Small-Cap Value Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.30% of the average daily net assets of the Loomis Sayles Small-Cap Value Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods. For the Bond Index Portfolio, the management fee encompasses fund operation expenses.

3.    PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

                                                Purchases           Sales
                                              --------------    --------------

     Bond Index Portfolio                      $ 14,117,967  $      7,820,508
     Loomis Sayles Small-Cap Value Portfolio    180,262,650       128,400,471

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $31,298,865 and $28,883,664, respectively, for the Bond Index Portfolio. There were no purchases or sales of U.S. Government securities in the Loomis Sayles Small-Cap Value Portfolio.



4.    UNREALIZED APPRECIATION (DEPRECIATION)

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000, were as follows:

                               Cost For
                                Income                                                 Net
                                 Tax              Gross             Gross          Unrealized
                               Purposes       Appreciation      Depreciation      Appreciation
                             -------------    --------------    --------------    --------------

     Bond Index Portfolio  $  141,817,537  $     4,566,679   $                 $     4,455,745
                                                                     (110,934)
     Loomis Sayles
        Small-Cap Value
        Portfolio             149,406,873       27,122,096                          21,192,293
                                                                   (5,929,803)



The Maxim Series Fund

Bond Index Portfolio

BONDS

AEROSPACE & DEFENSE --- 1.0%
  1,400,000 Northrop Grumman Corp                                      1,491,294
            Notes
            8.625% October 15, 2004
                                                                      $1,491,294

AGENCY --- 40.0%
    600,000 Fannie Mae                                                   586,032
            Notes
            4.750% November 14, 2003
    600,000 Fannie Mae                                                   599,346
            5.625% March 15, 2001
    600,000 Fannie Mae                                                   601,218
            AGENCY NOTES
            5.750% April 15, 2003
  1,550,001 Fannie Mae                                                 1,559,208
            Pool #313567
            6.500% November 1, 2009
  2,403,477 Fannie Mae                                                 2,327,599
            Pool #323821
            6.000% July 1, 2029
  1,706,563 Fannie Mae                                                 1,709,225
            Pool #252771
            7.000% June 1, 2022
  2,935,356 Fannie Mae                                                 2,896,844
            Pool #323427
            6.500% November 1, 2028
    344,205 Fannie Mae                                                   354,958
            Pool #323102
            8.000% December 1, 2012
    161,277 Fannie Mae                                                   166,316
            Pool #323265
            8.000% June 1, 2012
  1,696,726 Fannie Mae                                                 1,751,853
            Pool #124562
            8.000% November 1, 2022
  2,230,171 Fannie Mae                                                 2,210,657
            Pool #214037
            6.500% December 1, 2023
  2,618,837 Fannie Mae                                                 2,646,649
            Pool #510483
            7.000% August 1, 2014
    600,000 Fannie Mae                                                   602,250
            6.000% May 15, 2008
    956,324 Fannie Mae                                                   929,719
            Pool 486700
            5.500% March 1, 2014
  3,021,511 Fannie Mae                                                 3,069,644
            Pool #323688
            7.500% March 1, 2029
    993,364 Fannie Mae                                                   994,914
            Pool #504712
            7.000% July 1, 2029
  4,526,665 Fannie Mae                                                 4,464,423
            Pool #489505
            6.500% July 1, 2029
  1,001,579 Fannie Mae                                                 1,003,142
            Pool #252805
            7.000% October 1, 2029
    418,095 Fannie Mae                                                   424,104
            Pool #124654
            7.000% December 1, 2007
    600,000 Fannie Mae                                                   593,904
            5.750% February 15, 2008
    600,000 Federal Home Loan Bank                                       592,500
            JUMBO NOTES
            5.125% September 15, 2003
    600,000 Federal Home Loan Bank                                       599,532
            4.875% January 26, 2001
    500,000 Federal Home Loan Bank                                       495,545
            4.875% January 22, 2002
    600,000 Freddie Mac                                                  569,250
            GLOBAL REFERENCE NOTES
            5.125% October 15, 2008
  1,960,738 Freddie Mac                                                1,981,561
            Gold Pool #E00870
            7.000% August 1, 2015
  1,000,000 Freddie Mac                                                1,043,120
            Global Notes
            6.700% January 5, 2007
    479,020 Freddie Mac                                                  475,523
            Pool #E63038
            6.000% February 1, 2011
  3,255,864 Freddie Mac                                                3,213,114
            Gold Pool #C25252
            6.500% April 1, 2029
    488,492 Freddie Mac                                                  473,227
            Pool #C26896
            6.000% April 1, 2029
  2,675,123 Freddie Mac                                                2,719,423
            Gold Pool #G00702
            7.500% May 1, 2027
    985,141 Freddie Mac                                                1,000,223
            Gold Pool #C01033
            7.500% August 1, 2030
  1,000,000 Freddie Mac                                                1,007,810
            Global Notes
            5.950% January 19, 2006
    815,742 Freddie Mac                                                  811,149
            Pool #E20199
            6.000% September 1, 2010
  2,040,474 Freddie Mac                                                2,013,683
            Pool #C29179
            6.500% July 1, 2029
  1,863,853 Ginnie Mae                                                 1,895,874
            Pool #513364
            7.500% August 15, 2029
     64,954 Ginnie Mae                                                    66,603
            Pool #321871
            8.000% March 15, 2007
  1,237,253 Ginnie Mae                                                 1,246,137
            Pool #780189
            7.000% July 15, 2025
  1,483,398 Ginnie Mae                                                 1,508,883
            Pool #502858
            7.500% November 15, 2029
    584,761 Ginnie Mae                                                   595,725
            Pool #408165
            7.500% December 15, 2025
     78,483 Ginnie Mae                                                    80,476
            Pool #312989
            8.000% January 15, 2007
     88,835 Ginnie Mae                                                    91,091
            Pool #316037
            8.000% December 15, 2006
    418,439 Ginnie Mae                                                   421,707
            Pool #343591
            7.000% February 15, 2023
     83,543 Ginnie Mae                                                    84,169
            Pool # 345300
            7.000% March 15, 2023
    694,426 Ginnie Mae                                                   707,447
            Pool #413320
            7.500% September 15, 2025
    586,536 Ginnie Mae                                                   618,789
            Pool #780398
            9.000% April 15, 2021
     55,764 Ginnie Mae                                                    57,180
            Pool #312963
            8.000% August 15, 2006
    219,440 Ginnie Mae                                                   221,154
            Pool # 344196
            7.000% January 15, 2023
  1,870,983 Ginnie Mae                                                 1,849,935
            Pool #490201
            6.500% June 15, 2029
    139,111 Ginnie Mae                                                   143,168
            Pool # 323133
            8.000% June 15, 2007
    104,106 Ginnie Mae                                                   106,751
            Pool #323073
            8.000% April 15, 2007
    472,039 Ginnie Mae                                                   497,996
            Pool #192881
            9.000% January 15, 2017
    361,753 Ginnie Mae                                                   368,536
            Pool #340847
            7.500% November 15, 2025
  1,422,355 Ginnie Mae II                                              1,441,913
            Pool #002853
            7.500% December 20, 2029
                                                                     $58,491,199

AUTOMOBILES --- 0.7%
  1,200,000 Ford Motor Co                                              1,011,840
            Bonds
            6.625% October 1, 2028
                                                                      $1,011,840

BANKS --- 1.6%
  2,300,000 Wells Fargo & Co                                           2,326,818
            Subordinated Notes
            6.875% April 1, 2006
                                                                      $2,326,818

BROADCAST/MEDIA --- 0.8%
  1,300,000 News America Inc                                           1,227,863
            Senior Notes
            6.625% January 9, 2008
                                                                      $1,227,863

CANADIAN - FEDERAL --- 0.7%
  1,000,000 Government of Canada                                       1,045,540
            Bonds
            6.750% August 28, 2006
                                                                      $1,045,540

CANADIAN - PROVINCIAL --- 0.9%
  1,300,000 Province of Ontario                                        1,369,719
            Bonds
            7.625% June 22, 2004
                                                                      $1,369,719

COMMERCIAL MORTGAGE BACKED --- 2.0%
    914,260 Commercial Mortgage Acceptance Corp                          933,780
            Series 1999-C1 Class A1
            6.790% August 15, 2008
  1,000,000 DLJ Commercial Mortgage Corp                               1,060,070
            Series 1999-CG3 Class A1B
            7.340% September 10, 2009
  1,000,000 Merrill Lynch Mortgage Investors Inc                       1,001,150
            Series 1998-C2 Class A2
            6.390% February 15, 2030
                                                                      $2,995,000

DISTRIBUTORS --- 1.0%
  1,500,000 SUPERVALU Inc                                              1,529,540
            Notes
            7.625% September 15, 2004
                                                                      $1,529,540

ELECTRIC COMPANIES --- 1.6%
  1,300,000 Niagara Mohawk Power Corp                                  1,339,130
            1st Mortgage
            7.875% April 1, 2024
  1,000,000 Tokyo Electric Power Co                                    1,037,150
            Secured Notes
            7.000% February 13, 2007
                                                                      $2,376,280

FINANCIAL SERVICES --- 2.9%
  1,500,000 General Electric Capital Corp                              1,619,385
            Notes
            7.375% January 19, 2010
  1,400,000 General Motors Acceptance Corp                             1,438,892
            Notes
            9.625% December 15, 2001
  1,200,000 Morgan Stanley Dean Witter & Co                            1,216,296
            Notes
            6.875% March 1, 2003
                                                                      $4,274,573

FOOD & BEVERAGES --- 1.1%
  1,500,000 ConAgra Foods Inc                                          1,619,460
            Notes
            7.875% September 15, 2010
                                                                      $1,619,460

FOREIGN BANKS --- 2.6%
  1,300,000 Abbey National PLC                                         1,315,912
            Subordinated Notes
            6.690% October 17, 2005
  1,300,000 African Development Bank                                   1,337,479
            Subordinated Notes
            6.875% October 15, 2015
  1,200,000 National Australia Bank                                    1,182,804
            Subordinated Notes
            6.600% December 10, 2007
                                                                      $3,836,195

FOREIGN GOVERNMENTS --- 0.7%
  1,000,000 Kingdom of Sweden                                          1,016,240
            Notes
            6.500% March 4, 2003
                                                                      $1,016,240

HOUSEHOLD GOODS --- 0.7%
  1,000,000 Procter & Gamble Co                                        1,047,330
            Unsubordinated Notes
            6.875% September 15, 2009
                                                                      $1,047,330

INSURANCE RELATED --- 0.8%
  1,200,000 Hartford Financial Services Group Inc                      1,168,452
            Senior Notes
            6.375% November 1, 2008
                                                                      $1,168,452

MISCELLANEOUS --- 1.2%
  1,500,000 Archer-Daniels-Midland Co                                  1,719,840
            Debentures
            8.875% April 15, 2011
                                                                      $1,719,840

OIL & GAS --- 1.9%
  1,300,000 Kinder Morgan Inc                                          1,296,555
            Senior Notes
            6.800% March 1, 2008
  1,500,000 Phillips Petroleum Co                                      1,466,355
            Notes
            6.375% March 30, 2009
                                                                      $2,762,910

OTHER ASSET-BACKED --- 1.7%
  1,500,000 Citibank Credit Card Master Trust I                        1,473,750
            Series 1998-9 Class A
            5.300% January 9, 2006
  1,035,000 Comed Transitional Funding Trust                           1,008,794
            Series 1998-Class A6
            5.630% June 25, 2009
                                                                      $2,482,544

PAPER & FOREST PRODUCTS --- 0.9%
  1,300,000 Union Camp Corp                                            1,256,333
            Notes
            6.500% November 15, 2007
                                                                      $1,256,333

RAILROADS --- 0.7%
  1,000,000 Union Pacific Corp                                           996,687
            Notes
            6.790% November 9, 2007
                                                                        $996,687

RETAIL --- 0.9%
  1,300,000 Wal-Mart Stores Inc                                        1,361,074
            Notes
            7.500% May 15, 2004
                                                                      $1,361,074

U.S. GOVERNMENTS --- 33.0%
 10,000,000 United States of America                                  10,232,800
            Treasury Notes
            5.625% February 15, 2006
  4,400,000 United States of America                                   5,091,636
            Treasury Bonds
            6.750% August 15, 2026
  5,400,000 United States of America                                   5,273,424
            Treasury Notes
            4.250% November 15, 2003
  5,300,000 United States of America                                   5,591,500
            Treasury Notes
            6.500% May 15, 2005
  9,100,000 United States of America                                   9,582,027
            Treasury Notes
            6.125% August 15, 2007
  7,300,000 United States of America                                  10,126,486
            Treasury Notes
            9.000% November 15, 2018
  1,200,000 United States of America                                   1,239,192
            Treasury Notes
            5.750% November 15, 2005
  1,100,000 United States of America                                   1,137,807
            Treasury Notes
            5.875% November 15, 2005
                                                                     $48,274,872

TOTAL BONDS --- 99.6%                                               $145,681,603
(Cost $141,193,127)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 0.4%
    592,000 Household Finance Corp                                       591,679
                                                                        $591,679

TOTAL SHORT-TERM INVESTMENTS --- 0.4%                                   $591,679
(Cost $591,679)

TOTAL BOND INDEX PORTFOLIO --- 100.0%                               $146,273,282
(Cost $141,784,806)




The Maxim Series Fund

Loomis Sayles Small-Cap Value Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 1.1%
     27,000 Alliant Techsystems Inc*                                   1,802,250
                                                                      $1,802,250

AGRICULTURE --- 0.9%
     51,900 Corn Products International Inc                            1,508,318
                                                                      $1,508,318

BANKS --- 3.2%
     27,800 City National Corp                                         1,078,974
     75,200 Colonial BancGroup Inc                                       808,400
     12,400 Commerce Bancorp Inc                                         847,850
     37,250 Commercial Federal Corp                                      724,028
     35,600 First Midwest Bancorp Inc                                  1,023,500
     16,900 Wilmington Trust Corp                                      1,048,848
                                                                      $5,531,600

BIOTECHNOLOGY --- 1.7%
     60,500 IDEXX Laboratories Inc*                                    1,331,000
      9,800 Invitrogen Corp*                                             846,475
      9,100 Myriad Genetics Inc*                                         753,025
                                                                      $2,930,500

BROADCAST/MEDIA --- 1.6%
     28,100 EW Scripps Co Class A                                      1,766,788
     50,000 Westwood One Inc*                                            965,600
                                                                      $2,732,388

CHEMICALS --- 4.7%
     24,900 Cambrex Corp                                               1,126,725
     25,000 Cytec Industries Inc*                                        998,425
     55,300 Ferro Corp                                                 1,271,900
     31,200 Great Lakes Chemical Corp                                  1,160,234
     42,500 IMC Global Inc                                               661,385
     13,800 OM Group Inc                                                 753,825
     57,900 Olin Corp                                                  1,281,038
     36,400 Spartech Corp                                                748,457
                                                                      $8,001,989

COMMUNICATIONS - EQUIPMENT --- 1.2%
     31,800 CommScope Inc*                                               526,672
     49,800 Harris Corp                                                1,525,125
                                                                      $2,051,797

COMPUTER HARDWARE & SYSTEMS --- 2.0%
     48,700 Electronics for Imaging Inc*                                 678,732
    156,300 Maxtor Corp*                                                 874,186
     23,100 National Instruments Corp*                                 1,121,782
     60,400 Quantum Corp-DLT & Storage Systems*                          804,045
                                                                      $3,478,745

COMPUTER SOFTWARE & SERVICES --- 6.1%
     45,900 ACNielsen Corp*                                            1,663,875
     27,400 Affiliated Computer Services Inc Class A*                  1,662,824
     38,700 Aspen Technology Inc*                                      1,286,775
     26,700 Great Plains Software Inc*                                 1,256,555
     16,200 Investment Technology Group Inc*                             676,350
     30,800 NetRatings Inc*                                              452,360
     51,000 Progress Software Corp*                                      736,287
     36,900 SunGard Data Systems Inc*                                  1,738,913
     43,200 Sybase Inc*                                                  855,878
                                                                     $10,329,817

DISTRIBUTORS --- 0.9%
     31,800 Morrison Management Specialists Inc                        1,110,138
     14,900 Patterson Dental Co*                                         504,738
                                                                      $1,614,876

ELECTRIC COMPANIES --- 3.1%
     47,900 Alliant Energy Corp                                        1,526,813
     61,200 Energy East Corp                                           1,204,844
     33,600 MDU Resources Group Inc                                    1,092,000
     34,000 NSTAR                                                      1,457,750
                                                                      $5,281,407

ELECTRONIC INSTRUMENTS & EQUIP --- 5.4%
     41,000 Artesyn Technologies Inc*                                    650,875
     29,500 Black Box Corp*                                            1,425,204
     36,900 Cirrus Logic Inc*                                            691,875
     26,400 Dallas Semiconductor Corp                                    676,500
     37,200 Harman International Industries Inc                        1,357,800
     49,400 Kent Electronics Corp*                                       815,100
     23,900 Plexus Corp*                                                 726,321
      7,800 SPX Corp*                                                    843,859
     24,300 Technitrol Inc                                               999,338
     30,200 Tektronix Inc                                              1,017,347
                                                                      $9,204,219

ELECTRONICS - SEMICONDUCTOR --- 1.1%
     56,400 C-Cube Microsystems Inc*                                     694,397
     23,400 DuPont Photomasks Inc*                                     1,236,526
                                                                      $1,930,923

FINANCIAL SERVICES --- 1.4%
     17,900 Astoria Financial Corp                                       972,185
     47,400 Heller Financial Inc                                       1,454,564
                                                                      $2,426,749

FOOD & BEVERAGES --- 3.1%
     63,800 Hormel Foods Corp                                          1,188,275
     34,000 International Multifoods Corp                                690,608
     76,400 Michael Foods Inc                                          2,301,550
     28,800 Pepsi Bottling Group Inc                                   1,150,186
                                                                      $5,330,619

GOLD, METALS & MINING --- 0.3%
     68,100 Worthington Industries Inc                                   549,022
                                                                        $549,022

HARDWARE & TOOLS --- 0.6%
     29,500 Scotts Co Class A*                                         1,089,642
                                                                      $1,089,642

HEALTH CARE RELATED --- 2.7%
      2,800 Cyberonics Inc*                                               65,100
     90,700 Hooper Holmes Inc                                          1,003,142
        900 MAXIMUS Inc*                                                  31,443
     54,600 Manor Care Inc*                                            1,126,125
     66,600 Renal Care Group Inc*                                      1,826,239
      7,600 Trigon Healthcare Inc*                                       591,371
                                                                      $4,643,420

HEAVY TRUCKS & PARTS --- 1.2%
     46,200 Oshkosh Truck Corp                                         2,032,800
                                                                      $2,032,800

HOMEBUILDING --- 1.1%
     78,551 DR Horton Inc                                              1,919,551
                                                                      $1,919,551

INDUSTRIAL PRODUCTS & SERVICES --- 0.4%
     50,700 Therma Wave Inc*                                             709,800
                                                                        $709,800

INSURANCE RELATED --- 7.1%
     44,600 American Financial Group Inc                               1,184,665
     37,800 Amerus Group Co                                            1,223,775
     34,400 Annuity & Life Re Holdings Ltd                             1,098,633
     31,000 Arthur J Gallagher & Co                                    1,972,375
     41,600 First American Financial Corp                              1,367,600
     64,500 Old Republic International Corp                            2,064,000
     33,100 Protective Life Corp                                       1,067,475
     14,300 Radian Group Inc                                           1,073,387
     22,100 StanCorp Financial Group Inc                               1,055,275
                                                                     $12,107,185

INVESTMENT BANK/BROKERAGE FIRM --- 2.6%
     17,200 Affiliated Managers Group Inc*                               943,850
     49,600 Allied Capital Corp                                        1,035,400
     41,100 American Capital Strategies Ltd                            1,035,186
     49,500 Federated Investors Inc Class B                            1,441,688
                                                                      $4,456,124

MACHINERY --- 0.0%
      1,600 Sauer-Danfoss Inc*                                            15,000
                                                                         $15,000

MANUFACTURING --- 4.2%
     21,900 AptarGroup Inc                                               643,313
     33,000 CTS Corp                                                   1,202,421
     43,900 CUNO Inc*                                                  1,177,047
     46,400 Crane Co                                                   1,319,477
     34,500 Dionex Corp*                                               1,190,250
     26,300 Donaldson Co Inc                                             731,456
     46,200 Furniture Brands International Inc*                          973,064
                                                                      $7,237,028

MEDICAL PRODUCTS --- 5.5%
     54,600 Beckman Coulter Inc                                        2,289,760
     39,900 Henry Schein Inc*                                          1,381,538
     55,300 Respironics Inc*                                           1,576,050
    112,600 Steris Corp*                                               1,815,675
     24,300 Sybron Dental Specialties Inc*                               410,063
     17,800 Varian Medical Systems Inc*                                1,209,279
     35,100 Ventana  Medical Systems Inc*                                649,350
                                                                      $9,331,715

MISCELLANEOUS --- 0.6%
     51,100 Sensormatic Electronics Corp*                              1,025,168
                                                                      $1,025,168

OFFICE EQUIPMENT & SUPPLIES --- 0.8%
     26,100 HON Industries Inc                                           665,550
     31,300 United Stationers Inc*                                       778,744
                                                                      $1,444,294

OIL & GAS --- 4.0%
     51,100 Patterson Energy Inc*                                      1,903,475
     30,700 Tidewater Inc                                              1,362,313
     51,000 Ultramar Diamond Shamrock Corp                             1,574,625
     60,500 Veritas DGC Inc*                                           1,954,150
                                                                      $6,794,563

PAPER & FOREST PRODUCTS --- 0.6%
     32,800 Boise Cascade Corp                                         1,102,900
                                                                      $1,102,900

PHARMACEUTICALS --- 1.1%
     11,200 Medicis Pharmaceutical Corp Class A*                         662,200
     43,500 Tularik Inc*                                               1,280,510
                                                                      $1,942,710

PRINTING & PUBLISHING --- 2.1%
     79,100 AH Belo Corp Class A                                       1,265,600
     14,200 Harcourt General Inc                                         812,240
     13,200 Houghton Mifflin Co                                          612,150
     38,800 John Wiley & Sons Inc Class A                                834,200
                                                                      $3,524,190

REAL ESTATE --- 4.9%
     27,100 Avalonbay Communities Inc                                  1,358,388
     44,800 CarrAmerica Realty Corp REIT                               1,402,778
     55,300 Liberty Property Trust REIT                                1,579,479
     53,200 MeriStar Hospitality Corp REIT                             1,047,348
     45,600 Prentiss Properties Trust REIT                             1,228,327
     67,600 Reckson Associates Realty Corp REIT                        1,694,191
                                                                      $8,310,511

RESTAURANTS --- 1.6%
     59,700 Sonic Corp*                                                1,391,726
     51,900 Wendy's International Inc                                  1,387,290
                                                                      $2,779,016

RETAIL --- 3.5%
     26,300 BJ's Wholesale Club Inc*                                   1,009,263
     31,800 Casey's General Stores Inc                                   474,997
    192,900 Charming Shoppes Inc*                                      1,157,400
     26,000 Dollar Tree Stores Inc*                                      637,000
     20,600 Men's Wearhouse Inc*                                         561,350
     61,600 Pier 1 Imports Inc                                           635,219
     45,400 Ruddick Corp                                                 519,240
     49,600 Wet Seal Inc Class A*                                      1,019,875
                                                                      $6,014,344

SAVINGS & LOANS --- 0.1%
      5,400 New York Community Bancorp Inc                               198,450
                                                                        $198,450

SPECIALIZED SERVICES --- 5.2%
     48,500 ADVO Inc*                                                  2,152,188
     40,600 Fossil Inc*                                                  588,050
     36,200 Harte-Hanks Inc                                              857,469
     20,300 National Service Industries Inc                              521,446
    105,100 RH Donnelley Corp*                                         2,555,180
     23,100 Tetra Tech Inc*                                              736,313
     60,500 Viad Corp                                                  1,391,500
                                                                      $8,802,146

TELEPHONE & TELECOMMUNICATIONS --- 0.4%
     19,700 Commonwealth Telephone Enterprises Inc*                      689,500
                                                                        $689,500

TEXTILES --- 2.9%
     46,100 Liz Claiborne Inc                                          1,918,913
     72,000 Mohawk Industries Inc*                                     1,971,000
     69,600 Russell Corp                                               1,074,415
                                                                      $4,964,328

TRANSPORTATION --- 1.6%
     31,900 GATX Corp                                                  1,591,013
     40,500 USFreightways Corp                                         1,218,159
                                                                      $2,809,172

UTILITIES --- 2.8%
     45,400 AGL Resources Inc                                          1,001,615
     23,000 New Jersey Resources Corp                                    994,750
     86,000 Vectren Corp                                               2,203,750
     20,400 WGL Holdings Inc                                             620,915
                                                                      $4,821,030

WATER --- 0.7%
     33,100 American States Water Co                                   1,220,563
                                                                      $1,220,563

TOTAL COMMON STOCK --- 96.5%                                        $164,690,369
(Cost $142,866,972)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 3.5%
  5,912,000 Household Finance Corp                                     5,908,797
                                                                      $5,908,797

TOTAL SHORT-TERM INVESTMENTS --- 3.5%                                 $5,908,797
(Cost $5,908,797)

TOTAL LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO --- 100.0%            $170,599,166
(Cost $148,775,769)




INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Index Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Index Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001




                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 7)




MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                                       GROWTH
                                                                                        INDEX
                                                                                      PORTFOLIO
                                                                                   ----------------
                                                                                   ----------------
ASSETS:
     Investments in securities, market value   (1)                               $     347,880,376
     Cash                                                                                  334,075
     Dividends and interest receivable                                                     248,185
     Receivable for investments sold                                                    52,904,348
                                                                                   ----------------
                                                                                   ----------------

            Total assets                                                               401,366,984
                                                                                   ----------------
                                                                                   ----------------

LIABILITIES:
     Due to investment advisor                                                             168,491
     Payable for investments purchased                                                  50,251,686
     Variation margin on futures contracts                                                 143,681
                                                                                   ----------------
                                                                                   ----------------

            Total liabilities                                                           50,563,858
                                                                                   ----------------
                                                                                   ----------------

NET ASSETS                                                                       $     350,803,126
                                                                                   ================
                                                                                   ================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                               $      18,072,775
     Additional paid-in capital                                                        315,121,855
     Net unrealized appreciation on investments and futures contracts                   31,742,153
     Undistributed net investment income                                                     9,447
     Accumulated net realized loss on investments and futures contracts                (14,143,104)
                                                                                   ----------------
                                                                                   ----------------

NET ASSETS                                                                       $     350,803,126
                                                                                   ================
                                                                                   ================

NET ASSET VALUE PER OUTSTANDING SHARE                                            $          1.9411
                                                                                   ================
                                                                                   ================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                        300,000,000
     Outstanding                                                                       180,727,749

(1)  Cost of investments in securities:                                          $     315,837,998

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                           GROWTH
                                                                                           INDEX
                                                                                         PORTFOLIO
                                                                                       ---------------
                                                                                       ---------------
INVESTMENT INCOME:
     Interest                                                                        $        359,017
     Dividends                                                                              2,374,067
     Foreign withholding tax                                                                   (6,566)
                                                                                       ---------------
                                                                                       ---------------

     Total income                                                                           2,726,518
                                                                                       ---------------
                                                                                       ---------------

EXPENSES:
     Management fees                                                                        2,601,295
                                                                                       ---------------
                                                                                       ---------------

NET INVESTMENT INCOME                                                                         125,223
                                                                                       ---------------
                                                                                       ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                      33,773,964
     Net realized loss on futures contracts                                                (1,475,116)
     Change in net unrealized appreciation on investments                                (133,936,355)
     Change in net unrealized depreciation on futures contracts                              (436,032)
                                                                                       ---------------
                                                                                       ---------------

     Net realized and unrealized loss on investments and futures contracts               (102,073,539)
                                                                                       ---------------
                                                                                       ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $   (101,948,316)
                                                                                       ===============
                                                                                       ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                               GROWTH INDEX
                                                                        PORTFOLIO
                                                                      -------------------------------
                                                                      -------------------------------
                                                                          2000              1999
                                                                      --------------    -------------
                                                                      --------------    -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                           $       125,223   $    1,029,565
    Net realized gain on investments                                     33,773,964       25,699,761
    Net realized gain (loss) on futures contracts                        (1,475,116)         964,951
    Change in net unrealized appreciation on investments               (133,936,355)      73,081,916
    Change in net unrealized appreciation (depreciation)                   (436,032)          71,749
    on future contracts                                               --------------    -------------
                                                                      --------------    -------------

    Net increase (decrease) in net assets resulting from operations    (101,948,316)     100,847,942
                                                                      --------------    -------------
                                                                      --------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                             (118,296)      (1,020,969)
    From net realized gains                                             (44,188,154)     (31,979,072)
                                                                      --------------    -------------
                                                                      --------------    -------------

    Total distributions                                                 (44,306,450)     (33,000,041)
                                                                      --------------    -------------
                                                                      --------------    -------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                   306,198,162      128,000,396
    Reinvestment of distributions                                        44,306,450       33,000,041
    Redemptions of shares                                              (353,058,945)     (26,406,342)
                                                                      --------------    -------------
                                                                      --------------    -------------

    Net increase (decrease) in net assets resulting                      (2,554,333)     134,594,095
    from share transactions                                           --------------    -------------
                                                                      --------------    -------------

    Total increase (decrease) in net assets                            (148,809,099)     202,441,996

NET ASSETS:
    Beginning of period                                                 499,612,225      297,170,229
                                                                      --------------    -------------
                                                                      --------------    -------------

    End of period  (1)                                              $   350,803,126   $  499,612,225
                                                                      ==============    =============
                                                                      ==============    =============

OTHER INFORMATION:

SHARES:
    Sold                                                                113,044,476       50,043,992
    Issued in reinvestment of distributions                              22,048,160       12,008,874
    Redeemed                                                           (128,847,132)      (9,985,977)
                                                                      --------------    -------------
                                                                      --------------    -------------

    Net increase                                                          6,245,504       52,066,889
                                                                      ==============    =============
                                                                      ==============    =============

(1) Including undistributed net investment income                   $         9,447   $        2,520

See notes to financial statements.

MAXIM SERIES FUND, INC.

GROWTH INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                        Year Ended December 31,
                                       ---------------------------------------------------------------------
                                       ---------------------------------------------------------------------
                                          2000           1999          1998          1997           1996
                                       ------------   ------------  ------------  ------------   -----------
                                       ------------   ------------  ------------  ------------   -----------


Net Asset Value, Beginning of Period $      2.8634  $      2.4276 $      1.8507 $      1.4852  $     1.3459

Income from Investment Operations

Net investment income                       0.0008         0.0061        0.0070        0.0085        0.0114
Net realized and unrealized gain (loss)    (0.6311)        0.6347        0.6769        0.4241        0.2851
                                       ------------   ------------  ------------  ------------   -----------
                                       ------------   ------------  ------------  ------------   -----------

Total Income (Loss) From
     Investment Operations                 (0.6303)        0.6408        0.6839        0.4326        0.2965
                                       ------------   ------------  ------------  ------------   -----------
                                       ------------   ------------  ------------  ------------   -----------

Less Distributions

From net investment income                 (0.0007)       (0.0061)      (0.0070)      (0.0085)      (0.0114)
From net realized gains                    (0.2913)       (0.1989)      (0.1000)      (0.0586)      (0.1458)
                                       ------------   ------------  ------------  ------------   -----------
                                       ------------   ------------  ------------  ------------   -----------

Total Distributions                        (0.2920)       (0.2050)      (0.1070)      (0.0671)      (0.1572)
                                       ------------   ------------  ------------  ------------   -----------
                                       ------------   ------------  ------------  ------------   -----------

Net Asset Value, End of Period       $      1.9411  $      2.8634 $      2.4276 $      1.8507  $     1.4852
                                       ============   ============  ============  ============   ===========
                                       ============   ============  ============  ============   ===========


Total Return                               (22.36%)        26.87%        37.28%        29.26%        22.10%

Net Assets, End of Period            $ 350,803,126  $ 499,612,225 $ 297,170,229 $ 162,975,760  $ 83,743,210

Ratio of Expenses to
Average Net Assets                           0.60%          0.60%         0.60%         0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                           0.03%          0.26%         0.36%         0.54%         0.83%

Portfolio Turnover Rate                     39.05%         54.24%        26.48%        21.52%        41.55%



MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.    ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Growth Index Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the Standard & Poors (S&P)/BARRA Growth Index. The Portfolio is non-diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Financial Futures Contracts

     The Portfolio may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Dividends

     Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.


     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

     Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $166,893,968 and $209,918,869, respectively. For the year ended December 31, 2000, there were no purchases or sales of U.S. Government securities.

4.   UNREALIZED APPRECIATION (DEPRECIATION)

     At December 31, 2000, the U.S. Federal income tax cost basis was $316,907,563. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $66,632,209 and gross depreciation of securities in which there was an excess of tax cost over value of $35,659,396, resulting in net appreciation of $30,972,813.

5.   FUTURES CONTRACTS

     As of December 31, 2000, the Portfolio had 22 open S&P 500 and 10 open S&P BARRA long futures contracts. The contracts expire in March 2001 and the Portfolio has recorded unrealized depreciation of $92,725 and $207,500, respectively, resulting in net depreciation of $300,225.


The Maxim Series Fund

Growth Index Portfolio

COMMON STOCK

AIRLINES --- 0.0%
      3,900 US Airways Group Inc*                                        158,192
                                                                        $158,192

BANKS --- 1.4%
     44,000 Bank of New York Co Inc                                    2,428,228
     13,200 Northern Trust Corp                                        1,076,618
      9,600 State Street Corp                                          1,192,416
                                                                      $4,697,262

CHEMICALS --- 0.1%
      6,500 Avery Dennison Corp                                          356,688
                                                                        $356,688

COMMUNICATIONS - EQUIPMENT --- 7.6%
    427,500 Cisco Systems Inc*                                        16,351,875
      9,700 Comverse Technology Inc*                                   1,053,663
     54,600 Corning Inc                                                2,883,535
     18,700 Network Appliance Inc*                                     1,200,297
     44,400 QUALCOMM Inc*                                              3,649,103
     24,300 Tellabs Inc*                                               1,372,950
                                                                     $26,511,423

COMPUTER HARDWARE & SYSTEMS --- 7.7%
    153,600 Dell Computer Corp*                                        2,678,323
    129,900 EMC Corp*                                                  8,638,350
    104,200 International Business Machines Corp                       8,857,000
      7,500 Lexmark International Group Inc Class A*                     332,340
     33,600 Palm Inc*                                                    951,283
    191,200 Sun Microsystems Inc*                                      5,329,700
                                                                     $26,786,996

COMPUTER SOFTWARE & SERVICES --- 11.2%
     14,200 Adobe Systems Inc                                            826,255
    138,724 America Online Inc*                                        4,827,595
     37,400 Automatic Data Processing Inc                              2,367,869
     11,000 Citrix Systems Inc*                                          247,500
      8,400 Equifax Inc                                                  240,971
      4,800 Mercury Interactive Corp*                                    433,200
    316,700 Microsoft Corp*                                           13,736,863
    332,500 Oracle Corp*                                               9,663,115
     22,110 Paychex Inc                                                1,075,099
     17,000 PeopleSoft Inc*                                              632,179
         35 Per-Se Technologies Inc (wts) @*                                   0
      7,700 Sabre Holdings Corp                                          332,063
     25,500 Siebel Systems Inc*                                        1,724,438
     23,100 VERITAS Software Corp*                                     2,021,250
     33,100 Yahoo! Inc*                                                  998,660
                                                                     $39,127,057

COSMETICS & PERSONAL CARE --- 0.8%
     14,100 Avon Products Inc                                            675,038
     62,564 Gillette Co                                                2,260,125
                                                                      $2,935,163

DISTRIBUTORS --- 0.8%
     16,600 Cardinal Health Inc                                        1,653,775
     39,200 SYSCO Corp                                                 1,176,000
                                                                      $2,829,775

ELECTRIC COMPANIES --- 0.4%
     19,000 Exelon Corp                                                1,333,990
                                                                      $1,333,990

ELECTRONIC INSTRUMENTS & EQUIP --- 8.5%
    588,600 General Electric Co                                       28,215,711
      3,000 PerkinElmer Inc                                              315,000
      4,700 Power-One Inc*                                               184,766
      9,000 Sanmina Corp*                                                689,625
      8,600 Symbol Technologies Inc                                      309,600
                                                                     $29,714,702

ELECTRONICS - SEMICONDUCTOR --- 5.6%
     23,500 Altera Corp*                                                 618,332
     21,200 Analog Devices Inc*                                        1,085,164
     12,000 Applied Micro Circuits Corp*                                 900,552
     13,900 Broadcom Corp Class A*                                     1,167,600
    399,800 Intel Corp                                                12,018,788
     18,800 Linear Technology Corp                                       869,500
     16,800 Maxim Integrated Products Inc*                               803,242
      5,400 QLogic Corp*                                                 415,800
     10,600 Vitesse Semiconductor Corp*                                  586,307
     19,500 Xilinx Inc*                                                  899,438
                                                                     $19,364,723

FINANCIAL SERVICES --- 1.7%
     79,100 American Express Co                                        4,345,517
      9,600 Moody's Corp                                                 246,595
     13,200 Stilwell Financial Inc                                       520,568
      9,700 USA Education Inc                                            659,600
                                                                      $5,772,280

FOOD & BEVERAGES --- 6.5%
     53,500 Anheuser-Busch Cos Inc                                     2,434,250
     25,000 Campbell Soup Co                                             865,625
    147,300 Coca-Cola Co                                               8,976,020
     16,700 General Mills Inc                                            744,185
     20,550 HJ Heinz Co                                                  974,830
      8,100 Hershey Foods Corp                                           521,438
     24,000 Kellogg Co                                                   630,000
     85,700 PepsiCo Inc                                                4,247,463
      7,700 Quaker Oats Co                                               749,788
     18,300 Ralston Purina Group                                         478,088
     49,500 Sara Lee Corp                                              1,215,819
      6,700 Wm Wrigley Jr Co                                             641,940
                                                                     $22,479,446

HEALTH CARE RELATED --- 9.5%
     14,000 ALZA Corp*                                                   595,000
     91,800 Abbott Laboratories                                        4,446,517
      7,800 Allergan Inc                                                 755,134
     77,800 American Home Products Corp                                4,944,190
     61,300 Amgen Inc*                                                 3,919,338
      8,700 Biogen Inc*                                                  522,539
    116,100 Bristol-Myers Squibb Co                                    8,584,086
     82,576 Johnson & Johnson                                          8,675,600
     12,500 MedImmune Inc*                                               596,088
                                                                     $33,038,492

HOUSEHOLD GOODS --- 3.0%
     33,900 Colgate-Palmolive Co                                       2,188,245
     31,800 Kimberly-Clark Corp                                        2,247,942
     77,500 Procter & Gamble Co                                        6,078,868
      3,400 Tupperware Corp                                               69,486
                                                                     $10,584,541

INSURANCE RELATED --- 4.5%
    138,300 American International Group Inc                          13,631,125
     16,400 Marsh & McLennan Cos Inc                                   1,918,800
                                                                     $15,549,925

INVESTMENT BANK/BROKERAGE FIRM --- 0.7%
     82,100 Charles Schwab Corp                                        2,329,588
                                                                      $2,329,588

LEISURE & ENTERTAINMENT --- 1.4%
     18,000 Harley-Davidson Inc                                          715,500
     78,850 Time Warner Inc                                            4,119,124
                                                                      $4,834,624

MANUFACTURING --- 0.0%
      2,700 Millipore Corp                                               170,100
                                                                        $170,100

MEDICAL PRODUCTS --- 2.6%
     12,400 Applera Corp Applied Biosystems Group                      1,166,369
     17,500 Baxter International Inc                                   1,545,460
     10,600 Biomet Inc                                                   420,682
     18,200 Guidant Corp*                                                981,653
     71,316 Medtronic Inc                                              4,305,704
     11,600 Stryker Corp                                                 586,844
                                                                      $9,006,712

MISCELLANEOUS --- 0.3%
     45,200 Nextel Communications Inc Class A*                         1,118,700
                                                                      $1,118,700

PERSONAL LOANS --- 0.5%
     11,700 Capital One Financial Corp                                   770,000
     16,900 Providian Financial Corp                                     971,750
                                                                      $1,741,750

PHARMACEUTICALS --- 13.5%
     66,900 Eli Lilly & Co                                             6,225,848
      5,200 Forest Laboratories Inc*                                     690,950
     10,100 King Pharmaceuticals Inc*                                    522,039
    136,900 Merck & Co Inc                                            12,817,263
    374,700 Pfizer Inc                                                17,236,200
     76,700 Pharmacia Corp                                             4,678,700
     86,800 Schering-Plough Corp                                       4,925,900
                                                                     $47,096,900

PRINTING & PUBLISHING --- 0.1%
      5,100 Dow Jones & Co Inc                                           288,788
                                                                        $288,788

RESTAURANTS --- 0.2%
     11,200 Starbucks Corp*                                              495,600
      8,630 Tricon Global Restaurants Inc*                               284,790
                                                                        $780,390

RETAIL --- 8.1%
     16,800 Bed Bath & Beyond Inc*                                       375,900
     50,400 Gap Inc                                                    1,285,200
    137,500 Home Depot Inc                                             6,281,963
     19,700 Kohl's Corp*                                               1,201,700
     48,900 Kroger Co*                                                 1,323,332
     11,000 RadioShack Corp                                              470,932
     16,800 TJX Cos Inc                                                  466,200
    265,300 Wal-Mart Stores Inc                                       14,094,063
     60,100 Walgreen Co                                                2,512,901
                                                                     $28,012,191

SPECIALIZED SERVICES --- 0.9%
      9,100 Convergys Corp*                                              412,339
      7,600 Ecolab Inc                                                   328,221
     17,400 IMS Health Inc                                               469,800
     18,200 Interpublic Group of Cos Inc                                 774,628
     10,500 Omnicom Group Inc                                            870,188
     10,500 Robert Half International Inc*                               278,250
                                                                      $3,133,426

TELEPHONE & TELECOMMUNICATIONS --- 0.3%
     55,300 Sprint Corp*                                               1,130,166
                                                                      $1,130,166

TOBACCO --- 0.1%
      9,600 UST Inc                                                      269,395
                                                                        $269,395

TOTAL COMMON STOCK --- 98.1%                                        $341,153,385
(Cost $309,111,007)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 1.4%
  4,732,000 Household Finance Corp                                     4,729,436
                                                                      $4,729,436

U.S. GOVERNMENTS --- 0.6%
  2,000,000 United States of America (1)                               1,997,555
                                                                      $1,997,555

TOTAL SHORT-TERM INVESTMENTS --- 1.9%                                 $6,726,991
(Cost $6,726,991)

TOTAL GROWTH INDEX PORTFOLIO --- 100.0%                             $347,880,376
(Cost $315,837,998)






INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Equity/Income Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Equity/Income Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001





                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 8)


MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                             T. ROWE PRICE
                                                             EQUITY/INCOME
                                                               PORTFOLIO
                                                            -----------------
                                                            -----------------
ASSETS:
     Investments in securities, market value  (1)         $      173,109,238
     Cash                                                             37,463
     Dividends and interest receivable                               240,150
     Receivable for investments sold                                 294,037
                                                            -----------------
                                                            -----------------

            Total assets                                         173,680,888
                                                            -----------------
                                                            -----------------

LIABILITIES:
     Due to investment advisor                                       118,760
                                                            -----------------
                                                            -----------------

NET ASSETS                                                $      173,562,128
                                                            =================
                                                            =================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                        $       10,430,251
     Additional paid-in capital                                  149,219,767
     Net unrealized appreciation on investments                   10,181,142
     Undistributed net investment income                               7,252
     Accumulated net realized gain on investments                  3,723,716
                                                            -----------------
                                                            -----------------

NET ASSETS                                                $      173,562,128
                                                            =================
                                                            =================

NET ASSET VALUE PER OUTSTANDING SHARE                     $           1.6640
                                                            =================
                                                            =================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                  200,000,000
     Outstanding                                                 104,302,510

(1)  Cost of investments in securities:                   $      162,928,096

See notes to financial statements.
MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                     T. ROWE PRICE
                                                                                     EQUITY/INCOME
                                                                                       PORTFOLIO
                                                                                    ----------------
                                                                                    ----------------
INVESTMENT INCOME:
      Interest                                                                    $         385,640
      Dividends                                                                           4,317,945
      Foreign withholding tax                                                               (27,770)
                                                                                    ----------------
                                                                                    ----------------

      Total income                                                                        4,675,815
                                                                                    ----------------
                                                                                    ----------------

EXPENSES:
      Audit fees                                                                             11,447
      Investment administration                                                             106,424
      Bank and custodial fees                                                                29,002
      Other expenses                                                                         20,218
      Management fees                                                                     1,292,053
                                                                                    ----------------
                                                                                    ----------------

      Total expenses                                                                      1,459,144
                                                                                    ----------------
                                                                                    ----------------

      Less amount reimbursed by investment advisor                                              389
                                                                                    ----------------
                                                                                    ----------------

      Net expenses                                                                        1,458,755
                                                                                    ----------------
                                                                                    ----------------

NET INVESTMENT INCOME                                                                     3,217,060
                                                                                    ----------------
                                                                                    ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                   14,725,961
      Change in net unrealized appreciation on investments                                   88,924
      Change in net unrealized depreciation on translation of assets
      and liabilities denominated in foreign currencies                                      31,582
                                                                                    ----------------
                                                                                    ----------------

      Net realized and unrealized gain on investments and translation of
      assets and liabilities denominated in foreign currencies                           14,846,467
                                                                                    ----------------
                                                                                    ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $      18,063,527
                                                                                    ================
                                                                                    ================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                            T. ROWE PRICE
                                                                            EQUITY/INCOME
                                                                              PORTFOLIO
                                                                   ---------------------------------
                                                                   ---------------------------------
                                                                       2000               1999
                                                                   --------------     --------------
                                                                   --------------     --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                       $     3,217,060    $     3,765,372
     Net realized gain on investments                                 14,725,961         18,212,311
     Change in net unrealized appreciation on investments                 88,924        (15,424,684)
     Change in net unrealized depreciation on translation of assets            0
     and liabilities denominated in foreign currencies                    31,582            (35,932)
                                                                   --------------     --------------
                                                                   --------------     --------------

     Net increase in net assets resulting from operations             18,063,527          6,517,067
                                                                   --------------     --------------
                                                                   --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                       (3,214,479)        (3,770,778)
     From net realized gains                                         (15,304,203)       (15,952,803)
                                                                   --------------     --------------
                                                                   --------------     --------------

     Total distributions                                             (18,518,682)       (19,723,581)
                                                                   --------------     --------------
                                                                   --------------     --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                55,315,305         12,212,564
     Reinvestment of distributions                                    18,518,682         19,723,581
     Redemptions of shares                                           (89,316,311)       (38,932,748)
                                                                   --------------     --------------
                                                                   --------------     --------------

     Net decrease in net assets resulting from share transactions    (15,482,324)        (6,996,603)
                                                                   --------------     --------------
                                                                   --------------     --------------

     Total decrease in net assets                                    (15,937,479)       (20,203,117)

NET ASSETS:
     Beginning of period                                             189,499,607        209,702,724
                                                                   --------------     --------------
                                                                   --------------     --------------

     End of period (1)                                           $   173,562,128    $   189,499,607
                                                                   ==============     ==============
                                                                   ==============     ==============

OTHER INFORMATION:

SHARES:
     Sold                                                             33,885,968          6,613,589
     Issued in reinvestment of distributions                          11,500,036         11,760,794
     Redeemed                                                        (55,555,987)       (21,688,375)
                                                                   --------------     --------------
                                                                   --------------     --------------

     Net decrease                                                    (10,169,983)        (3,313,992)
                                                                   ==============     ==============
                                                                   ==============     ==============

(1) Including undistributed net investment income                $         7,252    $         4,671

See notes to financial statements.

MAXIM SERIES FUND, INC.

T. ROWE PRICE EQUITY/INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                       Year Ended December 31,
                                      -------------------------------------------------------------------
                                      -------------------------------------------------------------------
                                         2000          1999           1998          1997         1996
                                      ------------  ------------   -----------   -----------   ----------
                                      ------------  ------------   -----------   -----------   ----------

Net Asset Value, Beginning of Period$      1.6554 $      1.7804  $     1.7602  $     1.4492  $    1.2633

Income from Investment Operations

Net investment income                      0.0325        0.0339        0.0370        0.0357       0.0299
Net realized and unrealized gain           0.1678        0.0242        0.1177        0.3783       0.2130
                                      ------------  ------------   -----------   -----------   ----------
                                      ------------  ------------   -----------   -----------   ----------

Total Income From
    Investment Operations                  0.2003        0.0581        0.1547        0.4140       0.2429
                                      ------------  ------------   -----------   -----------   ----------
                                      ------------  ------------   -----------   -----------   ----------

Less Distributions

From net investment income                (0.0324)      (0.0340)      (0.0369)      (0.0357)     (0.0300)
From net realized gains                   (0.1593)      (0.1491)      (0.0976)      (0.0673)     (0.0270)
                                      ------------  ------------   -----------   -----------   ----------
                                      ------------  ------------   -----------   -----------   ----------

Total Distributions                       (0.1917)      (0.1831)      (0.1345)      (0.1030)     (0.0570)
                                      ------------  ------------   -----------   -----------   ----------
                                      ------------  ------------   -----------   -----------   ----------

Net Asset Value, End of Period      $      1.6640 $      1.6554  $     1.7804  $     1.7602  $    1.4492
                                      ============  ============   ===========   ===========   ==========
                                      ============  ============   ===========   ===========   ==========


Total Return                               12.90%         3.39%         8.93%        28.82%       19.39%

Net Assets, End of Period           $ 173,562,128 $ 189,499,607  $ 209,702,724 $ 167,154,169 $ 69,535,903

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                      0.90%         0.88%         0.88%         0.93%        1.20%
- After Reimbursement #                     0.90%         0.88%         0.88%         0.91%        0.95%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                      1.99%         1.84%         2.14%         2.46%        2.60%
- After Reimbursement #                     1.99%         1.84%         2.14%         2.48%        2.85%

Portfolio Turnover Rate                    37.73%        44.02%        32.30%        25.35%       26.15%


# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.


MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the T. Rowe Price Equity/Income Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek substantial dividend income and also capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

     Foreign Currency Translations

     The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

     Dividends

     Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

     Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .80% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of .95% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $59,269,918 and $93,564,984, respectively. For the year ended December 31, 2000, there were no purchases or sales of U.S. Government securities.

4.   UNREALIZED APPRECIATION (DEPRECIATION)

     At December 31, 2000, the U.S. Federal income tax cost basis was $163,343,379. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $26,742,522 and gross depreciation of securities in which there was an excess of tax cost over value of $16,976,663, resulting in net appreciation of $9,765,859.


The Maxim Series Fund

T. Rowe Price Equity/Income Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 3.0%
     80,300 Lockheed Martin Corp                                       2,726,185
     51,200 Rockwell International Corp                                2,438,400
                                                                      $5,164,585

AUTO PARTS & EQUIPMENT --- 0.8%
     51,050 Genuine Parts Co                                           1,336,846
                                                                      $1,336,846

AUTOMOBILES --- 0.4%
     32,000 Ford Motor Co                                                749,984
                                                                        $749,984

BANKS --- 10.1%
     60,210 Bank One Corp                                              2,205,191
     26,900 Bank of America Corp                                       1,234,038
     31,000 Firstar Corp                                                 720,750
     71,204 FleetBoston Financial Corp                                 2,674,565
     14,400 JP Morgan & Co Inc                                         2,383,200
     87,000 Mellon Financial Corp                                      4,279,269
     27,400 Mercantile Bankshares Corp                                 1,183,324
     32,100 National City Corp                                           922,875
     35,200 Wells Fargo & Co                                           1,960,182
                                                                     $17,563,394

CHEMICALS --- 3.6%
     33,200 Dow Chemical Co                                            1,215,950
     50,800 EI du Pont de Nemours & Co                                 2,454,250
     37,300 Great Lakes Chemical Corp                                  1,387,075
     63,700 Hercules Inc                                               1,214,249
                                                                      $6,271,524

COMMUNICATIONS - EQUIPMENT --- 0.3%
     36,200 Lucent Technologies Inc                                      488,700
                                                                        $488,700

COMPUTER HARDWARE & SYSTEMS --- 1.3%
     32,300 Compaq Computer Corp                                         486,115
     40,200 Hewlett-Packard Co                                         1,268,792
     30,200 Unisys Corp*                                                 441,675
                                                                      $2,196,582

COMPUTER SOFTWARE & SERVICES --- 0.9%
     19,900 BMC Software Inc*                                            278,600
     29,700 Microsoft Corp*                                            1,288,238
                                                                      $1,566,838

COSMETICS & PERSONAL CARE --- 1.8%
     57,000 Gillette Co                                                2,059,125
     51,100 International Flavors & Fragrances Inc                     1,037,943
                                                                      $3,097,068

ELECTRIC COMPANIES --- 3.7%
      9,900 Duke Energy Corp                                             843,975
     24,175 Exelon Corp                                                1,697,327
     36,110 FirstEnergy Corp                                           1,139,704
     37,000 Niagara Mohawk Holdings Inc*                                 617,419
     14,500 Reliant Energy Inc                                           628,024
     46,700 Southern Co                                                1,552,775
                                                                      $6,479,224

ELECTRONIC INSTRUMENTS & EQUIP --- 1.0%
     15,711 Cooper Industries Inc                                        721,716
     40,400 Hubbell Inc Class B                                        1,070,600
                                                                      $1,792,316

ELECTRONICS - SEMICONDUCTOR --- 1.7%
     24,100 Intel Corp                                                   724,494
     68,400 Motorola Inc                                               1,385,100
     16,200 Texas Instruments Inc                                        767,475
                                                                      $2,877,069

FINANCIAL SERVICES --- 4.8%
     27,400 American General Corp                                      2,233,100
     46,033 Citigroup Inc                                              2,350,537
     32,000 Fannie Mae (nonvtg)                                        2,776,000
     34,800 Moody's Corp                                                 893,908
                                                                      $8,253,545

FOOD & BEVERAGES --- 6.4%
     26,600 Brown-Forman Corp Class B                                  1,768,900
     37,100 Campbell Soup Co                                           1,284,588
     40,200 General Mills Inc                                          1,791,392
     36,200 HJ Heinz Co                                                1,717,219
     40,200 Hershey Foods Corp                                         2,587,875
     16,000 Kellogg Co                                                   420,000
     42,100 McCormick & Co Inc (nonvtg)                                1,518,210
                                                                     $11,088,184

GOLD, METALS & MINING --- 0.6%
     14,486 Newmont Mining Corp                                          247,160
     15,300 Phelps Dodge Corp                                            853,924
                                                                      $1,101,084

HARDWARE & TOOLS --- 1.1%
     16,000 Black & Decker Corp                                          628,000
     42,400 Stanley Works                                              1,322,329
                                                                      $1,950,329

HEALTH CARE RELATED --- 3.2%
     32,000 Abbott Laboratories                                        1,549,984
     49,100 American Home Products Corp                                3,120,305
     12,000 Bristol-Myers Squibb Co                                      887,244
                                                                      $5,557,533

HEAVY TRUCKS & PARTS --- 0.6%
     11,200 Dana Corp                                                    171,494
     12,500 Eaton Corp                                                   939,838
                                                                      $1,111,332

HOTELS/MOTELS --- 1.6%
     89,600 Hilton Hotels Corp                                           940,800
     53,952 Starwood Hotels & Resorts Worldwide Inc                    1,901,808
                                                                      $2,842,608

HOUSEHOLD GOODS --- 2.9%
     16,100 Armstrong Holdings Inc                                        33,198
     16,000 Clorox Co                                                    568,000
     44,100 Fortune Brands Inc                                         1,323,000
     17,200 Kimberly-Clark Corp                                        1,215,868
     23,900 Procter & Gamble Co                                        1,874,644
                                                                      $5,014,710

INSURANCE RELATED --- 4.8%
     28,200 Aon Corp                                                     965,850
     22,500 Chubb Corp                                                 1,946,250
     25,200 Lincoln National Corp                                      1,192,262
     40,200 SAFECO Corp                                                1,321,575
     18,272 St Paul Cos Inc                                              992,389
     67,900 UnumProvident Corp                                         1,824,813
                                                                      $8,243,139

LEISURE & ENTERTAINMENT --- 1.0%
     58,000 Walt Disney Co                                             1,678,346
                                                                      $1,678,346

MANUFACTURING --- 1.8%
     24,100 Honeywell International Inc                                1,140,219
      9,600 Illinois Tool Works Inc                                      571,795
     67,200 Pall Corp                                                  1,432,166
                                                                      $3,144,180

MEDICAL PRODUCTS --- 0.6%
     31,900 Becton Dickinson & Co                                      1,104,538
                                                                      $1,104,538

MISCELLANEOUS --- 1.6%
     22,550 Minnesota Mining & Mftg Co                                 2,717,275
                                                                      $2,717,275

OFFICE EQUIPMENT & SUPPLIES --- 0.1%
     47,700 Xerox Corp                                                   220,613
                                                                        $220,613

OIL & GAS --- 11.0%
     20,600 Amerada Hess Corp                                          1,505,077
     64,322 BP Amoco PLC sponsored ADR                                 3,079,416
     20,200 Baker Hughes Inc                                             839,552
     28,950 Chevron Corp                                               2,444,451
     40,248 Exxon Mobil Corp                                           3,499,037
     35,200 Royal Dutch Petroleum Co NY Shrs                           2,131,782
     41,600 Texaco Inc                                                 2,584,400
     32,050 USX-Marathon Group                                           889,388
     52,900 Unocal Corp                                                2,046,542
                                                                     $19,019,645

PAPER & FOREST PRODUCTS --- 2.0%
     13,966 Georgia-Pacific Group                                        434,692
     60,483 International Paper Co                                     2,468,432
     17,600 Mead Corp                                                    552,200
                                                                      $3,455,324

PHARMACEUTICALS --- 0.5%
     12,862 Pharmacia Corp                                               784,582
                                                                        $784,582

PHOTOGRAPHY/IMAGING --- 0.9%
     37,700 Eastman Kodak Co                                           1,484,438
                                                                      $1,484,438

POLLUTION CONTROL --- 1.2%
     76,930 Waste Management Inc                                       2,134,808
                                                                      $2,134,808

PRINTING & PUBLISHING --- 2.5%
     16,100 Dow Jones & Co Inc                                           911,663
     32,100 Knight-Ridder Inc                                          1,825,688
     38,700 RR Donnelley & Sons Co                                     1,044,900
     16,100 Reader's Digest Association Inc Class A                      629,913
                                                                      $4,412,164

RAILROADS --- 2.1%
     68,300 Norfolk Southern Corp                                        909,210
     52,050 Union Pacific Corp                                         2,641,538
                                                                      $3,550,748

REAL ESTATE --- 1.3%
     38,400 Rouse Co REIT                                                979,200
     49,396 Simon Property Group Inc REIT                              1,185,504
                                                                      $2,164,704

RESTAURANTS --- 0.3%
     15,800 McDonald's Corp                                              537,200
                                                                        $537,200

RETAIL --- 2.3%
     24,000 Albertson's Inc                                              636,000
     26,400 JC Penney Co Inc                                             287,100
     43,400 May Department Stores Co                                   1,421,350
     95,000 Toys R Us Inc*                                             1,585,265
                                                                      $3,929,715

SPECIALIZED SERVICES --- 0.8%
     17,400 Dun & Bradstreet Corp*                                       450,225
     21,800 H&R Block Inc                                                901,975
                                                                      $1,352,200

TELEPHONE & TELECOMMUNICATIONS --- 6.3%
     35,100 ALLTEL Corp                                                2,191,539
     60,250 AT&T Corp                                                  1,043,048
     31,700 BellSouth Corp                                             1,297,703
          1 Qwest Communications Int'l Inc*                                   41
     57,613 SBC Communications Inc                                     2,751,021
     51,200 Sprint Corp                                                1,039,974
     51,886 Verizon Communications                                     2,600,786
                                                                     $10,924,112

TOBACCO --- 2.2%
     45,150 Philip Morris Cos Inc                                      1,986,600
     65,900 UST Inc                                                    1,849,286
                                                                      $3,835,886

TOYS --- 0.5%
     79,100 Hasbro Inc                                                   840,438
                                                                        $840,438

TOTAL COMMON STOCK --- 93.6%                                        $162,037,510
(Cost $151,856,368)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 6.4%
    200,000 Ford Motor Credit Co                                         199,889
  8,482,000 Household Finance Corp                                     8,477,405
  2,400,000 Prudential Funding Corp                                    2,394,434
                                                                     $11,071,728

TOTAL SHORT-TERM INVESTMENTS --- 6.4%                                $11,071,728
(Cost $11,071,728)

TOTAL T. ROWE PRICE EQUITY/INCOME PORTFOLIO --- 100.0%              $173,109,238
(Cost $162,928,096)





INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the INVESCO Small-Cap Growth Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the INVESCO Small-Cap Growth Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001



                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 9)

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                 INVESCO
                                                                SMALL-CAP
                                                                  GROWTH
                                                                PORTFOLIO
                                                              ---------------
                                                              ---------------
ASSETS:
     Investments in securities, market value  (1)           $    215,262,700
     Cash                                                             14,858
     Dividends and interest receivable                                 2,431
     Receivable for investments sold                               1,923,234
                                                              ---------------
                                                              ---------------

     Total assets                                                217,203,223
                                                              ---------------
                                                              ---------------

LIABILITIES:
     Due to investment advisor                                       155,378
     Payable for investments purchased                             6,300,759
                                                              ---------------
                                                              ---------------

     Total liabilities                                             6,456,137
                                                              ---------------
                                                              ---------------

NET ASSETS                                                  $    210,747,086
                                                              ===============
                                                              ===============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                          $      9,679,452
     Additional paid-in capital                                  198,308,727
     Net unrealized appreciation on investments                   16,251,733
     Accumulated net realized loss on investments                (13,492,826)
                                                              ---------------
                                                              ---------------

NET ASSETS                                                  $    210,747,086
                                                              ===============
                                                              ===============

NET ASSET VALUE PER OUTSTANDING SHARE                       $         2.1773
                                                              ===============
                                                              ===============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                  200,000,000
     Outstanding                                                  96,794,522

(1)  Cost of investments in securities:                     $    199,010,967

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                               INVESCO
                                                              SMALL-CAP
                                                                GROWTH
                                                              PORTFOLIO
                                                            ---------------
                                                            ---------------
INVESTMENT INCOME:
     Interest                                             $      1,337,024
     Dividends                                                     125,477
     Foreign withholding tax                                          (915)
                                                            ---------------
                                                            ---------------

     Total income                                                1,461,586
                                                            ---------------
                                                            ---------------

EXPENSES:
     Audit fees                                                     10,295
     Investment administration                                     101,565
     Bank and custodial fees                                        42,802
     Other expenses                                                 28,018
     Management fees                                             2,161,976
                                                            ---------------
                                                            ---------------

     Total expenses                                              2,344,656

     Less amount reimbursed by investment advisor                    6,318
                                                            ---------------
                                                            ---------------

     Net expenses                                                2,338,338
                                                            ---------------
                                                            ---------------

NET INVESTMENT LOSS                                               (876,752)
                                                            ---------------
                                                            ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                             (896,237)
     Change in net unrealized appreciation on investments      (32,441,823)
                                                            ---------------
                                                            ---------------

     Net realized and unrealized loss on investments           (33,338,060)
                                                            ---------------
                                                            ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS      $    (34,214,812)
                                                            ===============
                                                            ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                          INVESCO
                                                                              SMALL-CAP GROWTH
                                                                           PORTFOLIO
                                                                        -----------------------------
                                                                        -----------------------------
                                                                            2000            1999
                                                                        -------------   -------------
                                                                        -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment loss                                              $     (876,752) $     (342,113)
     Net realized gain (loss) on investments                                (896,237)     41,595,333
     Change in net unrealized appreciation on investments                (32,441,823)     34,750,662
     Change in net unrealized appreciation on translation of assets                                0
     and liabilities denominated in foreign currencies                             0         (24,743)
                                                                        -------------   -------------
                                                                        -------------   -------------

     Net increase (decrease) in net assets resulting from operations     (34,214,812)     75,979,139
                                                                        -------------   -------------
                                                                        -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net realized gains                                             (30,393,805)    (23,384,716)
                                                                        -------------   -------------
                                                                        -------------   -------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                   254,316,956      39,718,435
     Reinvestment of distributions                                        30,393,805      23,384,716
     Redemptions of shares                                              (190,583,729)    (16,584,471)
                                                                        -------------   -------------
                                                                        -------------   -------------

     Net increase in net assets resulting from share transactions         94,127,032      46,518,680
                                                                        -------------   -------------
                                                                        -------------   -------------

     Total increase in net assets                                         29,518,415      99,113,103

NET ASSETS:
     Beginning of period                                                 181,228,671      82,115,568
                                                                        -------------   -------------
                                                                        -------------   -------------

     End of period (1)                                                $  210,747,086  $  181,228,671
                                                                        =============   =============
                                                                        =============   =============

OTHER INFORMATION:

SHARES:
     Sold                                                                 88,051,445      18,451,687
     Issued in reinvestment of distributions                              11,841,973       9,423,908
     Redeemed                                                            (67,035,878)     (8,310,168)
                                                                        -------------   -------------
                                                                        -------------   -------------

     Net increase                                                         32,857,540      19,565,427
                                                                        =============   =============
                                                                        =============   =============

(1) Including undistributed net investment loss                       $            0  $     (557,999)

See notes to financial statements.

MAXIM SERIES FUND, INC.

INVESCO SMALL-CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                      Year Ended December 31,
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                         2000         1999          1998          1997         1996
                                      -----------  ------------  -----------   -----------  -----------
                                      -----------  ------------  -----------   -----------  -----------


Net Asset Value, Beginning of Period$     2.8345 $      1.8506 $     1.5955  $     1.4330 $     1.2734

Income from Investment Operations

Net investment income (loss)              0.0087       (0.0038)     (0.0048)       0.0009       0.0024
Net realized and unrealized gain (loss)  (0.3141)       1.4263       0.2842        0.2612       0.3380
                                      -----------  ------------  -----------   -----------  -----------
                                      -----------  ------------  -----------   -----------  -----------

Total Income (Loss) From
    Investment Operations                (0.3054)       1.4225       0.2794        0.2621       0.3404
                                      -----------  ------------  -----------   -----------  -----------
                                      -----------  ------------  -----------   -----------  -----------

Less Distributions

From net investment income                0.0000        0.0000       0.0000       (0.0009)     (0.0024)
From net realized gains                  (0.3518)      (0.4386)     (0.0243)      (0.0987)     (0.1784)
                                      -----------  ------------  -----------   -----------  -----------
                                      -----------  ------------  -----------   -----------  -----------

Total Distributions                      (0.3518)      (0.4386)     (0.0243)      (0.0996)     (0.1808)
                                      -----------  ------------  -----------   -----------  -----------
                                      -----------  ------------  -----------   -----------  -----------

Net Asset Value, End of Period      $     2.1773 $      2.8345 $     1.8506  $     1.5955 $     1.4330
                                      ===========  ============  ===========   ===========  ===========
                                      ===========  ============  ===========   ===========  ===========


Total Return                             (12.38%)       80.78%       17.62%        18.70%       26.73%

Net Assets, End of Period           $ 210,747,086$ 181,228,671 $ 82,115,568  $ 62,251,873 $ 31,827,778

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                     1.03%         1.09%        1.11%         1.19%        1.46%
- After Reimbursement #                    1.03%         1.07%        1.10%         1.10%        1.10%

Ratio of Net Investment Income (Loss) to                             -0.03%
Average Net Assets:
- Before Reimbursement                    (0.39%)       (0.36%)      (0.32%)       (0.08%)      (0.11%)
- After Reimbursement #                   (0.39%)       (0.34%)      (0.31%)        0.01%        0.25%

Portfolio Turnover Rate                  132.39%       223.65%      149.15%       174.65%      265.05%


# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.


MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the INVESCO Small-Cap Growth Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Initial Public Offerings

     The Portfolio may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Portfolio may not experience similar performance as its assets grow.

     Dividends

     Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.


     Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. For the year ended December 31, 2000, the Portfolio reclassified $119,327 from paid-in capital to undistributed net investment income, $159,403 from undistributed net investment income to paid-in capital, $1,474,827 from accumulated net realized gain on investments to undistributed net investment income and $8,863 from accumulated net realized gain on investments to paid-in capital. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .95% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.10% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $339,604,064 and $273,474,043, respectively. For the year ended December 31, 2000, there were no purchases or sales of U.S. Government securities.

4.   UNREALIZED APPRECIATION (DEPRECIATION)

     At December 31, 2000, the U.S. Federal income tax cost basis was $199,425,195. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $40,528,679 and gross depreciation of securities in which there was an excess of tax cost over value of $24,691,174, resulting in net appreciation of $15,837,505.



The Maxim Series Fund

INVESCO Small-Cap Growth Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 0.5%
    121,800 REMEC Inc*                                                 1,172,325
                                                                      $1,172,325

AGRICULTURE --- 0.2%
     14,900 Eden Bioscience Corp*                                        446,061
                                                                        $446,061

AIR FREIGHT --- 1.0%
     63,600 Atlas Air Inc*                                             2,074,950
                                                                      $2,074,950

BANKS --- 2.6%
     67,700 City National Corp                                         2,627,572
     30,100 Commerce Bancorp Inc                                       2,058,088
     29,300 Silicon Valley Bancshares*                                 1,012,667
                                                                      $5,698,327

BIOTECHNOLOGY --- 4.2%
     43,100 Cephalon Inc*                                              2,728,747
     41,400 Inhale Therapeutic Systems Inc*                            2,090,700
     27,900 Invitrogen Corp*                                           2,409,863
      6,800 Myriad Genetics Inc*                                         562,700
     15,600 Protein Design Labs Inc*                                   1,355,250
                                                                      $9,147,260

BROADCAST/MEDIA --- 2.3%
     57,500 Emmis Communications Corp Class A*                         1,649,503
     95,200 Entravision Communications Corp Class A*                   1,749,300
     62,300 Pegasus Communications Corp*                               1,604,225
                                                                      $5,003,028

COMMUNICATIONS - EQUIPMENT --- 1.8%
     70,200 DMC Stratex Networks Inc*                                  1,053,000
     42,600 Polycom Inc*                                               1,371,166
     66,500 TTM Technologies Inc*                                        943,436
     39,800 ViaSat Inc*                                                  522,375
                                                                      $3,889,977

COMPUTER HARDWARE & SYSTEMS --- 1.2%
     19,900 Computer Access Technology Corp*                             203,975
     85,600 Concurrent Computer Corp*                                    460,100
     37,600 Documentum Inc*                                            1,868,231
                                                                      $2,532,306

COMPUTER SOFTWARE & SERVICES --- 14.2%
     28,400 Agile Software Corp*                                       1,402,250
     11,600 Art Technology Group Inc*                                    354,519
     54,200 Blue Martini Software Inc*                                   718,150
     21,400 Business Objects SA sponsored ADR*                         1,211,775
     10,800 Digex Inc*                                                   243,000
     70,800 EXE Technologies Inc*                                        920,400
     55,900 IONA Technologies PLC ADR*                                 3,745,300
     26,400 Internet Security Systems Inc*                             2,070,737
     69,800 Internnap Network Services Corp*                             506,050
     70,910 IntraNet Solutions Inc*                                    3,616,410
     31,800 Jack Henry & Associates Inc                                1,975,575
     45,200 Manugistics Group Inc*                                     2,576,400
     10,400 Mercury Interactive Corp*                                    938,600
     25,108 NetIQ Corp*                                                2,193,812
     39,000 Netegrity Inc*                                             2,120,625
     34,600 OTG Software Inc*                                            558,444
     99,100 Peregrine Systems Inc*                                     1,957,225
     39,400 Precise Software Solutions Ltd*                              975,150
     54,500 SmartForce PLC sponsored ADR*                              2,047,129
     28,790 Vastera Inc*                                                 460,640
                                                                     $30,592,191

DISTRIBUTORS --- 0.6%
     23,300 Performance Food Group Co*                                 1,194,475
                                                                      $1,194,475

ELECTRONIC INSTRUMENTS & EQUIP --- 7.4%
     53,400 APW Ltd*                                                   1,802,250
    109,200 Aeroflex Inc*                                              3,148,018
     48,300 Alpha Industries Inc*                                      1,787,100
     54,400 Benchmark Electronics Inc*                                 1,227,373
     55,700 C-COR.net Corp*                                              541,293
     32,200 Molecular Devices Corp*                                    2,203,671
     25,300 Plexus Corp*                                                 768,867
     68,200 Semtech Corp*                                              1,504,628
     26,600 Technitrol Inc                                             1,093,925
     45,300 TranSwitch Corp*                                           1,772,363
                                                                     $15,849,488

ELECTRONICS - SEMICONDUCTOR --- 3.0%
     74,000 AXT Inc*                                                   2,446,588
     30,800 Cree Inc*                                                  1,094,355
     20,800 Elantec Semiconductor Inc*                                   577,200
     43,000 Exar Corp*                                                 1,332,312
     39,500 Virata Corp*                                                 429,563
     40,700 Zoran Corp*                                                  630,850
                                                                      $6,510,868

FINANCIAL SERVICES --- 2.1%
     93,300 AmeriCredit Corp*                                          2,542,425
     22,300 Investors Financial Services Corp                          1,917,800
                                                                      $4,460,225

HEALTH CARE RELATED --- 6.3%
     53,700 Accredo Health Inc*                                        2,695,042
     35,000 Alkermes Inc*                                              1,098,125
     63,300 DaVita Inc*                                                1,084,013
     35,000 Emisphere Technologies Inc*                                  875,000
     36,300 First Health Group Corp*                                   1,690,201
    112,350 Province Healthcare Co*                                    4,423,773
     38,700 Renal Care Group Inc*                                      1,061,193
     21,100 Specialty Laboratories Inc*                                  698,938
                                                                     $13,626,285

HOTELS/MOTELS --- 0.9%
     76,200 Harrah's Entertainment Inc*                                2,009,775
                                                                      $2,009,775

INSURANCE RELATED --- 0.4%
     21,200 Fidelity National Financial Inc                              783,064
                                                                        $783,064

INVESTMENT BANK/BROKERAGE FIRM --- 3.2%
     44,800 Affiliated Managers Group Inc*                             2,458,400
     14,500 Dain Rauscher Corp                                         1,372,962
     36,000 Raymond James Financial Inc                                1,255,500
     50,300 Waddell & Reed Financial Class A                           1,892,538
                                                                      $6,979,400

LEISURE & ENTERTAINMENT --- 1.2%
    141,800 Callaway Golf Co                                           2,641,025
                                                                      $2,641,025

MANUFACTURING --- 1.6%
     28,800 Brooks Automation Inc*                                       808,186
     22,100 Millipore Corp                                             1,392,300
     23,800 Shaw Group Inc*                                            1,190,000
                                                                      $3,390,486

MEDICAL PRODUCTS --- 0.8%
      9,800 Laboratory Corp of America Holdings*                       1,724,800
                                                                      $1,724,800

MISCELLANEOUS --- 0.5%
    113,000 Playtex Products Inc*                                      1,087,625
                                                                      $1,087,625

OIL & GAS --- 11.6%
     57,100 Atwood Oceanics Inc*                                       2,501,551
     51,200 Cal Dive International Inc*                                1,363,200
     48,600 Dril-Quip Inc*                                             1,661,488
     21,000 Energy Partners Ltd*                                         263,802
     56,600 Evergreen Resources Inc*                                   2,186,175
     66,900 Louis Dreyfus Natural Gas Corp*                            3,064,823
     97,900 Marine Drilling Cos Inc*                                   2,618,825
     29,850 Newfield Exploration Co*                                   1,415,994
     81,700 Precision Drilling Corp*                                   3,068,815
     79,300 Pride International Inc*                                   1,952,763
    139,700 Stolt Offshore SA*                                         1,536,700
    140,000 Unit Corp*                                                 2,651,180
     22,800 Veritas DGC Inc*                                             736,440
                                                                     $25,021,756

PHARMACEUTICALS --- 9.2%
     39,700 Albany Molecular Research Inc*                             2,446,513
     18,600 CIMA Labs Inc*                                             1,210,153
     10,100 Celgene Corp*                                                328,250
     34,100 Cell Therapeutics Inc*                                     1,536,614
     61,520 DUSA Pharmaceuticals Inc                                   1,034,274
     22,356 King Pharmaceuticals Inc*                                  1,155,515
     51,200 MGI Pharma Inc*                                              844,800
     40,600 Medarex Inc*                                               1,654,450
     38,000 Medicis Pharmaceutical Corp Class A*                       2,246,750
     50,000 NPS Pharmaceuticals Inc*                                   2,400,000
     80,400 Noven Pharmaceuticals Inc*                                 3,004,950
     22,300 POZEN Inc*                                                   406,975
     26,200 Trimeris Inc*                                              1,437,725
                                                                     $19,706,969

POLLUTION CONTROL --- 1.1%
     29,700 Stericycle Inc*                                            1,132,313
     40,300 Waste Connections Inc*                                     1,332,399
                                                                      $2,464,712

REAL ESTATE --- 0.5%
     58,500 Intrawest Corp                                             1,166,315
                                                                      $1,166,315

RESTAURANTS --- 0.6%
     47,700 California Pizza Kitchen Inc*                              1,347,525
                                                                      $1,347,525

RETAIL --- 3.7%
     60,100 American Eagle Outfitters Inc*                             2,539,225
     46,950 Cost Plus Inc*                                             1,379,156
    104,050 Insight Enterprises Inc*                                   1,866,345
     79,500 Linens 'n Things Inc*                                      2,196,188
                                                                      $7,980,914

SPECIALIZED SERVICES --- 3.4%
     22,600 Corporate Executive Board Co*                                898,689
     39,850 Dycom Industries Inc*                                      1,432,089
     28,000 Edison Schools Inc*                                          882,000
     15,000 Professional Detailing Inc*                                1,586,475
     32,800 Steiner Leisure Ltd*                                         459,200
     40,300 Tetra Tech Inc*                                            1,284,563
     25,500 University of Phoenix Online*                                822,375
                                                                      $7,365,391

TELEPHONE & TELECOMMUNICATIONS --- 4.9%
     55,300 Anaren Microwave Inc*                                      3,715,441
     19,334 Digital Lightwave Inc*                                       612,636
     17,500 Focal Communications Corp*                                   122,500
     20,000 Leap Wireless International Inc*                             500,000
     28,000 NICE Systems Ltd sponsored ADR*                              561,736
     45,800 New Focus Inc*                                             1,591,550
     70,500 Oplink Communications Inc*                                 1,264,559
     73,700 Tekelec*                                                   2,211,000
                                                                     $10,579,422

TOTAL COMMON STOCK --- 91.3%                                        $196,446,945
(Cost $180,195,212)

SHORT-TERM INVESTMENTS

ELECTRIC COMPANIES --- 1.4%
  3,000,000 Pacific Gas & Electric Co                                  2,994,506
                                                                      $2,994,506

FINANCIAL SERVICES --- 7.0%
    500,000 Ciesco LP                                                    499,452
  1,000,000 Citicorp                                                     998,164
    400,000 Ford Motor Credit Co                                         399,638
  1,500,000 Ford Motor Credit Co                                       1,497,245
 10,538,000 Household Finance Corp                                    10,532,291
  1,200,000 Prudential Funding Corp                                    1,196,135
                                                                     $15,122,925

TRANSPORTATION --- 0.3%
    700,000 DaimlerChrylser                                              698,324
                                                                        $698,324

TOTAL SHORT-TERM INVESTMENTS --- 8.7%                                $18,815,755
(Cost )

TOTAL INVESCO SMALL-CAP GROWTH PORTFOLIO --- 100.0%                 $215,262,700
(Cost )


INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the INVESCO Balanced Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the INVESCO Balanced Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001



                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 10)

MAXIM SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                                        INVESCO
                                                                                        BALANCED
                                                                                       PORTFOLIO
                                                                                    -----------------
                                                                                    -----------------
ASSETS:
     Investments in securities, market value  (1)                                 $      187,335,816
     Cash denominated in foreign currencies  (2)                                             595,397
     Dividends and interest receivable                                                       846,508
     Receivable for investments sold                                                          65,944
                                                                                    -----------------
                                                                                    -----------------

            Total assets                                                                 188,843,665
                                                                                    -----------------
                                                                                    -----------------

LIABILITIES:
     Due to investment advisor                                                               150,028
     Payable for investments purchased                                                       192,299
     Payable to custodian                                                                    236,530
                                                                                    -----------------
                                                                                    -----------------

            Total liabilities                                                                578,857
                                                                                    -----------------
                                                                                    -----------------

NET ASSETS                                                                        $      188,264,808
                                                                                    =================
                                                                                    =================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                                $       14,991,127
     Additional paid-in capital                                                          170,256,227
     Net unrealized appreciation on investments and translation of assets and
         liabilities denominated in foreign currencies                                     2,226,359
     Undistributed net investment income                                                     356,267
     Accumulated net realized gain on investments                                            434,828
                                                                                    -----------------
                                                                                    -----------------

NET ASSETS                                                                        $      188,264,808
                                                                                    =================
                                                                                    =================

NET ASSET VALUE PER OUTSTANDING SHARE                                             $           1.2558
                                                                                    =================
                                                                                    =================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                                          200,000,000
     Outstanding                                                                         149,911,265

(1)  Cost of investments in securities:                                           $      185,113,959
(2)  Cost of cash denominated in foreign currencies:                                         590,895

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                          INVESCO
                                                                                          BALANCED
                                                                                         PORTFOLIO
                                                                                       ---------------
                                                                                       ---------------
INVESTMENT INCOME:
      Interest                                                                       $      4,540,467
      Dividends                                                                             1,020,532
      Foreign withholding tax                                                                  (3,181)
                                                                                       ---------------
                                                                                       ---------------

      Total income                                                                          5,557,818
                                                                                       ---------------
                                                                                       ---------------

EXPENSES:
      Management fees                                                                       1,848,897
                                                                                       ---------------
                                                                                       ---------------

NET INVESTMENT INCOME                                                                       3,708,921
                                                                                       ---------------
                                                                                       ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                     12,568,596
      Change in net unrealized appreciation on investments                                (20,038,939)
      Change in net unrealized depreciation on translation of assets
      and liabilities denominated in foreign currencies                                        (8,941)
                                                                                       ---------------
                                                                                       ---------------

      Net realized and unrealized loss on investments and translation of
      assets and liabilities denominated in foreign currencies                             (7,479,284)
                                                                                       ---------------
                                                                                       ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $     (3,770,363)
                                                                                       ===============
                                                                                       ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                            INVESCO BALANCED
                                                                      PORTFOLIO
                                                                    ----------------------------------
                                                                    ----------------------------------
                                                                        2000                1999
                                                                    --------------      --------------
                                                                    --------------      --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                        $     3,708,921     $     3,511,199
     Net realized gain on investments                                  12,568,596          27,419,339
     Change in net unrealized appreciation on investments             (20,038,939)         (1,951,024)
     Change in net unrealized depreciation on translation of assets
     and liabilities denominated in foreign currencies                     (8,941)                  0
                                                                    --------------      --------------
                                                                    --------------      --------------

     Net increase (decrease) in net assets resulting from operations   (3,770,363)         28,979,514
                                                                    --------------      --------------
                                                                    --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                        (3,340,390)         (3,527,947)
     From net realized gains                                          (15,638,631)        (26,286,865)
                                                                    --------------      --------------
                                                                    --------------      --------------

     Total distributions                                              (18,979,021)        (29,814,812)
                                                                    --------------      --------------
                                                                    --------------      --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                104,494,677          35,727,234
     Reinvestment of distributions                                     18,979,021          29,814,812
     Redemptions of shares                                            (81,117,398)        (71,686,636)
                                                                    --------------      --------------
                                                                    --------------      --------------

     Net increase (decrease) in net assets resulting                   42,356,300          (6,144,590)
     from share transactions                                        --------------      --------------
                                                                    --------------      --------------

     Total increase (decrease) in net assets                           19,606,916          (6,979,888)

NET ASSETS:
     Beginning of period                                              168,657,892         175,637,780
                                                                    --------------      --------------
                                                                    --------------      --------------

     End of period (1)                                            $   188,264,808     $   168,657,892
                                                                    ==============      ==============
                                                                    ==============      ==============

OTHER INFORMATION:

SHARES:
     Sold                                                              74,036,666          23,845,221
     Issued in reinvestment of distributions                           14,356,806          21,088,347
     Redeemed                                                         (57,611,009)        (46,039,823)
                                                                    --------------      --------------
                                                                    --------------      --------------

     Net increase (decrease)                                           30,782,463          (1,106,255)
                                                                    ==============      ==============
                                                                    ==============      ==============

(1) Including undistributed (overdistributed)                      $       356,267     $       (12,264)
    net investment income
See notes to financial statements.

MAXIM SERIES FUND, INC.

INVESCO BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997, and the period ended December 31, 1996 are as follows:

                                       Period Ended December 31,
                                       --------------------------------------------------------------------
                                       --------------------------------------------------------------------
                                          2000           1999          1998          1997          1996
                                       ------------   -----------   -----------   -----------   -----------
                                       ------------   -----------   -----------   -----------   -----------
                                                                                                   (A)
Net Asset Value, Beginning of Period $      1.4158  $     1.4608  $     1.2588  $     1.0408  $     1.0000

Income from Investment Operations

Net investment income                       0.0256        0.0271        0.0289        0.0187        0.0052
Net realized and unrealized gain (loss)    (0.0507)       0.2086        0.2020        0.2518        0.0420
                                       ------------   -----------   -----------   -----------   -----------
                                       ------------   -----------   -----------   -----------   -----------

Total Income (Loss) From
    Investment Operations                  (0.0251)       0.2357        0.2309        0.2705        0.0472
                                       ------------   -----------   -----------   -----------   -----------
                                       ------------   -----------   -----------   -----------   -----------

Less Distributions

From net investment income                 (0.0231)      (0.0272)      (0.0289)      (0.0187)      (0.0052)
From net realized gains                    (0.1118)      (0.2535)                    (0.0338)      (0.0012)
                                       ------------   -----------   -----------   -----------   -----------
                                       ------------   -----------   -----------   -----------   -----------

Total Distributions                        (0.1349)      (0.2807)      (0.0289)      (0.0525)      (0.0064)
                                       ------------   -----------   -----------   -----------   -----------
                                       ------------   -----------   -----------   -----------   -----------

Net Asset Value, End of Period       $      1.2558  $     1.4158  $     1.4608  $     1.2588  $     1.0408
                                       ============   ===========   ===========   ===========   ===========
                                       ============   ===========   ===========   ===========   ===========


Total Return                                (2.00%)       16.74%        18.42%        26.10%         4.60%

Net Assets, End of Period            $ 188,264,808  $ 168,657,892 $ 175,637,780 $ 127,072,586 $ 15,987,166

Ratio of Expenses to Average Net Assets      1.00%         1.00%         1.00%         1.00%         1.00% *

Ratio of Net Investment Income to
Average Net Assets                           2.01%         1.94%         2.18%         2.77%         2.84% *

Portfolio Turnover Rate                    100.83%       119.39%       119.95%       150.57%        17.14%


*Annualized

(A)  The portfolio commenced operations on October 1, 1996.


MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the INVESCO Balanced Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek high total return through capital appreciation and current income. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

     Foreign Currency Translations

     The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.


     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

     Dividends

     Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

     Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $204,959,392 and $174,653,017, respectively. For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $2,895,781 and $5,693,009, respectively.

4.  UNREALIZED APPRECIATION (DEPRECIATION)

     At December 31, 2000, the U.S. Federal income tax cost basis was $185,494,178. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $17,798,186 and gross depreciation of securities in which there was an excess of tax cost over value of $15,956,548, resulting in net appreciation of $1,841,638.


The Maxim Series Fund

INVESCO Balanced Portfolio

BONDS

AGENCY --- 3.3%
  1,980,516 Freddie Mac                                                1,954,512
            Pool #C36506
            6.500% February 1, 2030
  1,246,665 Freddie Mac                                                1,248,473
            Gold Pool #E00501
            6.500% July 1, 2012
  2,935,738 Freddie Mac                                                2,939,995
            6.500% November 1, 2012
                                                                      $6,142,980

ELECTRIC COMPANIES --- 11.7%
    500,000 Appalachian Power Co                                         530,385
            1st Mortgage
            8.000% June 1, 2025
  1,350,000 Central Power & Light Co                                   1,326,267
            1st Mortgage
            7.500% April 1, 2023
    500,000 Commonwealth Edison Co                                       506,600
            1st Mortgage
            7.000% July 1, 2005
    500,000 Commonwealth Edison Co                                       515,960
            1st Mortgage
            8.375% February 15, 2023
  1,000,000 Commonwealth Edison Co                                     1,073,000
            1st Mortgage
            8.250% October 1, 2006
  1,250,000 Consumers Energy Co                                        1,148,863
            1st Mortgage
            7.375% September 15, 2023
    800,000 Duquesne Light Co                                            777,048
            Collateral Trust
            7.550% June 15, 2025
  1,000,000 El Paso Electric Co                                        1,077,950
            1st Mortgage
            8.900% February 1, 2006
    500,000 Indiana Michigan Power                                       550,210
            1st Mortgage
            8.500% December 15, 2022
    500,000 Jersey Central Power & Light                                 499,160
            1st Mortgage
            7.500% May 1, 2023
    750,000 Jersey Central Power & Light                                 767,715
            1st Mortgage
            7.980% February 16, 2023
    500,000 Kentucky Utilities Co Class R                                496,415
            1st Mortgage
            7.550% June 1, 2025
    500,000 Metropolitan Edison Co                                       522,475
            1st Mortgage
            8.150% January 30, 2023
    500,000 NRG Northeast Generating LLC                                 542,670
            Bonds
            9.292% December 15, 2024
  1,600,000 New York State Electric & Gas Corp                         1,662,416
            1st Mortgage
            8.300% December 15, 2022
  2,000,000 Niagara Mohawk Power Corp                                  2,097,200
            1st Mortgage
            7.750% May 15, 2006
    500,000 Niagara Mohawk Power Corp                                    525,245
            1st Mortgage
            8.500% July 1, 2023
    500,000 Pennsylvania Power Co                                        519,460
            1st Mortgage
            8.500% July 15, 2022
    500,000 Potomac Edison Co                                            499,145
            1st Mortgage
            7.750% May 1, 2025
  1,000,000 Potomac Electric Power Co                                  1,040,770
            1st Mortgage
            8.500% May 15, 2027
    500,000 Public Service Co of New Mexico                              483,255
            Senior Notes
            7.100% August 1, 2005
  1,500,000 TXU Electric Capital V                                     1,419,465
            Company Guaranteed Notes
            8.175% January 30, 2037
  1,500,000 Texas Utilities Electric Co                                1,478,190
            1st Mortgage
            7.875% April 1, 2024
    500,000 Texas Utilities Electric Co                                  526,720
            1st Mortgage
            8.750% November 1, 2023
    500,000 Union Electric Co                                            517,205
            1st Mortgage
            8.250% October 15, 2022
    750,000 Union Electric Co                                            788,625
            1st Mortgage
            8.750% December 1, 2021
                                                                     $21,892,414

FINANCIAL SERVICES --- 1.7%
    500,000 Associates Corp of North America                             510,249
            Senior Notes
            7.375% June 11, 2007
  2,500,000 Cental Capital                                             2,649,225
            Debentures
            9.000% October 15, 2019
                                                                      $3,159,474

HEALTH CARE RELATED --- 0.4%
    845,000 FHP International Corp                                       834,843
            Senior Notes
            7.000% September 15, 2003
                                                                        $834,843

HOTELS/MOTELS --- 0.3%
    500,000 Hilton Hotels Corp                                           472,355
            Senior Notes
            7.200% December 15, 2009
                                                                        $472,355

INSURANCE RELATED --- 1.0%
  1,785,000 Equitable Cos Inc                                          1,926,122
            Senior Notes
            9.000% December 15, 2004
                                                                      $1,926,122

OIL & GAS --- 1.2%
  1,205,000 Atlantic Richfield Co                                      1,442,252
            Debentures
            10.875% July 15, 2005
    500,000 Gulf Canada Resources Ltd                                    512,500
            Senior Notes
            8.375% November 15, 2005
    300,000 NorAm Energy Corp                                            270,000
            Convertible
            6.000% March 15, 2012
                                                                      $2,224,752

PAPER & FOREST PRODUCTS --- 1.1%
    500,000 Bowater Inc                                                  528,580
            Debentures
            9.000% August 1, 2009
  1,500,000 Chesapeake Corp                                            1,454,250
            Debentures
            7.200% March 15, 2005
                                                                      $1,982,830

TELEPHONE & TELECOMMUNICATIONS --- 5.6%
  4,000,000 AT&T Canada Inc (2)                                        3,271,280
            Step Bond 0% - 9.950%
            9.340% June 15, 2008
  1,000,000 Esat Holdings Ltd (2)                                        980,000
            Step Bond 0% - 12.500%
            8.830% February 1, 2007
    500,000 Esat Telecom Group PLC ADR                                   585,330
            Senior Notes
            11.875% December 1, 2008
  1,350,000 GTE Corp                                                   1,340,726
            Debentures
            7.900% February 1, 2027
  1,750,000 Qwest Communications Int'l Inc (2)                         1,575,228
            Step Bond 0% - 9.470%
            8.390% October 15, 2007
    500,000 Rogers Cantel Inc                                            520,000
            Debentures
            9.375% June 1, 2008
    750,000 Rogers Cantel Inc                                            817,500
            Debentures
            9.750% June 1, 2016
  1,000,000 Teleglobe Inc                                                995,530
            Company Guaranteed Debentures
            7.700% July 20, 2029
    500,000 US West Communications                                       479,095
            Notes
            5.650% November 1, 2004
                                                                     $10,564,689

U.S. GOVERNMENTS --- 4.0%
  1,000,000 United States of America                                   1,020,000
            Notes
            5.500% May 15, 2009
  5,250,000 United States of America                                   5,387,813
            Treasury Notes
            5.625% May 15, 2008
  1,000,000 United States of America                                   1,065,310
            Treasury Notes
            6.750% May 15, 2005
                                                                      $7,473,123

TOTAL BONDS --- 30.3%                                                $56,673,582
(Cost $57,419,020)

COMMON STOCK

AGRICULTURE --- 0.5%
     35,500 Monsanto Co*                                                 960,701
                                                                        $960,701

AUTOMOBILES --- 0.8%
     27,600 General Motors Corp                                        1,405,861
                                                                      $1,405,861

BANKS --- 5.8%
     53,000 Bank of New York Co Inc                                    2,924,911
     41,150 Chase Manhattan Corp                                       1,869,733
     17,900 JP Morgan & Co Inc                                         2,962,450
     56,600 Wells Fargo & Co                                           3,151,884
                                                                     $10,908,978

BIOTECHNOLOGY --- 2.4%
     31,000 Genentech Inc*                                             2,526,500
     48,500 Immunex Corp*                                              1,970,313
                                                                      $4,496,813

BROADCAST/MEDIA --- 1.6%
     30,200 EchoStar Communications Corp          Class A*               687,050
    104,000 General Motors Corp Class H*                               2,392,000
                                                                      $3,079,050

CHEMICALS --- 0.5%
     27,300 Dow Chemical Co                                              999,863
                                                                        $999,863

COMMUNICATIONS - EQUIPMENT --- 2.2%
     53,600 Cisco Systems Inc*                                         2,050,200
     39,100 Corning Inc                                                2,064,949
                                                                      $4,115,149

COMPUTER HARDWARE & SYSTEMS --- 4.2%
     74,500 Compaq Computer Corp                                       1,121,225
     37,600 EMC Corp*                                                  2,500,400
     62,400 Palm Inc*                                                  1,766,669
     18,800 Redback Networks Inc*                                        770,800
     58,100 Sun Microsystems Inc*                                      1,619,538
                                                                      $7,778,632

COMPUTER SOFTWARE & SERVICES --- 4.0%
     67,600 America Online Inc*                                        2,352,480
     38,800 Intuit Inc*                                                1,530,156
     42,000 Microsoft Corp*                                            1,821,750
     51,600 eBay Inc*                                                  1,702,800
                                                                      $7,407,186

COSMETICS & PERSONAL CARE --- 1.5%
     77,100 Gillette Co                                                2,785,238
                                                                      $2,785,238

ELECTRIC COMPANIES --- 1.4%
     29,900 Duke Energy Corp                                           2,548,975
                                                                      $2,548,975

ELECTRONIC INSTRUMENTS & EQUIP --- 1.1%
     44,600 General Electric Co                                        2,137,990
                                                                      $2,137,990

ELECTRONICS - SEMICONDUCTOR --- 1.7%
     46,200 Intel Corp                                                 1,388,864
     36,500 Maxim Integrated Products Inc*                             1,745,138
                                                                      $3,134,002

FINANCIAL SERVICES --- 4.5%
     53,866 Citigroup Inc                                              2,750,506
     38,100 Morgan Stanley Dean Witter & Co                            3,019,425
     66,800 Stilwell Financial Inc                                     2,634,392
                                                                      $8,404,323

GOLD, METALS & MINING --- 0.9%
     52,800 Alcoa Inc                                                  1,768,800
                                                                      $1,768,800

HEALTH CARE RELATED --- 1.7%
     48,900 American Home Products Corp                                3,107,589
                                                                      $3,107,589

HOTELS/MOTELS --- 1.4%
    100,100 Harrah's Entertainment Inc*                                2,640,138
                                                                      $2,640,138

INSURANCE RELATED --- 1.6%
     41,300 Allmerica Financial Corp                                   2,994,250
                                                                      $2,994,250

MISCELLANEOUS --- 2.1%
     19,800 Minnesota Mining & Mftg Co                                 2,385,900
     60,900 Nextel Communications Inc Class A*                         1,507,275
                                                                      $3,893,175

OIL & GAS --- 5.8%
     39,500 Apache Corp                                                2,767,449
     26,700 Canadian Natural Resources Ltd*                              736,828
     30,200 Exxon Mobil Corp                                           2,625,497
     26,300 Schlumberger Ltd                                           2,102,343
     69,100 Unocal Corp                                                2,673,272
                                                                     $10,905,389

PHARMACEUTICALS --- 7.7%
     50,900 King Pharmaceuticals Inc*                                  2,630,868
     29,400 Merck & Co Inc                                             2,752,575
     65,125 Pfizer Inc                                                 2,995,750
     50,100 Pharmacia Corp                                             3,056,100
     40,300 Teva Pharmaceutical Industries Ltd sponsored ADR           2,951,975
                                                                     $14,387,268

RAILROADS --- 0.4%
     52,800 Norfolk Southern Corp                                        702,874
                                                                        $702,874

RETAIL --- 4.0%
     56,800 RadioShack Corp                                            2,431,722
     80,800 Target Corp                                                2,605,800
     46,300 Wal-Mart Stores Inc                                        2,459,688
                                                                      $7,497,210

SPECIALIZED SERVICES --- 1.3%
     29,800 Omnicom Group Inc                                          2,469,675
                                                                      $2,469,675

TELEPHONE & TELECOMMUNICATIONS --- 7.8%
    114,100 AT&T Corp Liberty Media Group Class A*                     1,547,424
     40,400 Amdocs Ltd*                                                2,676,500
     63,200 Crown Castle International Corp*                           1,710,318
     30,100 Nokia OYJ sponsored ADR                                    1,309,350
     54,700 Qwest Communications Int'l Inc*                            2,242,700
     53,200 SBC Communications Inc                                     2,540,300
      5,600 SDL Inc*                                                     829,847
     36,500 Verizon Communications                                     1,829,563
                                                                     $14,686,002

UTILITIES --- 1.6%
     33,500 Coastal Corp                                               2,958,452
                                                                      $2,958,452

TOTAL COMMON STOCK --- 68.4%                                        $128,173,583
(Cost $125,206,288)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 1.3%
  2,490,000 Household Finance Corp                                     2,488,651
                                                                      $2,488,651

TOTAL SHORT-TERM INVESTMENTS --- 1.3%                                 $2,488,651
(Cost $2,488,651)

TOTAL INVESCO BALANCED PORTFOLIO --- 100.0%                         $187,335,816
(Cost $185,113,959)



INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Loomis Sayles Corporate Bond Portfolio and INVESCO ADR Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Corporate Bond Portfolio and INVESCO ADR Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001



                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 11)
MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                                                       LOOMIS SAYLES
                                                                               INVESCO                   CORPORATE
                                                                                 ADR                        BOND
                                                                              PORTFOLIO                  PORTFOLIO
                                                                            --------------            -----------------
                                                                            --------------            -----------------
ASSETS:
     Investments in securities, market value  (1)                         $   115,160,986           $      177,205,386
     Cash                                                                               0                       47,813
     Dividends and interest receivable                                             97,178                    2,754,897
     Receivable for investments sold                                                    0                       62,332
                                                                            --------------            -----------------
                                                                            --------------            -----------------

     Total assets                                                             115,258,164                  180,070,428
                                                                            --------------            -----------------
                                                                            --------------            -----------------

LIABILITIES:
     Due to investment advisor                                                    100,124                      127,694
     Payable for investments purchased                                                  0                    1,108,525
     Payable to custodian                                                         288,497                            0
                                                                            --------------            -----------------
                                                                            --------------            -----------------

     Total liabilities                                                            388,621                    1,236,219
                                                                            --------------            -----------------
                                                                            --------------            -----------------

NET ASSETS                                                                $   114,869,543           $      178,834,209
                                                                            ==============            =================
                                                                            ==============            =================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                              7,163,279           $       17,425,443
     Additional paid-in capital                                               105,792,633                  185,840,741
     Net unrealized appreciation (depreciation) on investments and translation
     of assets and liabilities denominated in foreign currencies                1,760,008                  (22,565,894)
     Undistributed net investment income                                           11,424                    1,179,137
     Accumulated net realized gain (loss) on investments                          142,199                   (3,045,218)
                                                                            --------------            -----------------
                                                                            --------------            -----------------

NET ASSETS                                                                $   114,869,543           $      178,834,209
                                                                            ==============            =================
                                                                            ==============            =================

NET ASSET VALUE PER OUTSTANDING SHARE                                     $        1.6036           $           1.0263
                                                                            ==============            =================
                                                                            ==============            =================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                               200,000,000                  300,000,000
     Outstanding                                                               71,632,789                  174,254,424

(1)  Cost of investments in securities:                                   $   113,400,978           $      199,771,280

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                                                    LOOMIS SAYLES
                                                                                            INVESCO                   CORPORATE
                                                                                              ADR                        BOND
                                                                                                 PORTFOLIO            PORTFOLIO
                                                                                          ------------------------------------------
                                                                                          -------------            -----------------

INVESTMENT INCOME:
    Interest                                                                            $      168,408           $       17,665,608
    Dividends                                                                                2,416,927                      381,311
    Foreign withholding tax                                                                   (271,814)                           0
                                                                                          -------------            -----------------
                                                                                          -------------            -----------------

    Total income                                                                             2,313,521                   18,046,919
                                                                                          -------------            -----------------
                                                                                          -------------            -----------------

EXPENSES:
    Audit fees                                                                                  11,295
    Investment administration                                                                  103,508
    Bank and custodial fees                                                                     16,206
    Other expenses                                                                              33,935
    Management fees                                                                          1,164,767                    1,688,228
                                                                                          -------------            -----------------
                                                                                          -------------            -----------------

    Total expenses                                                                           1,329,711                    1,688,228

    Less amount reimbursed by investment advisor                                                   469
                                                                                          -------------            -----------------
                                                                                          -------------            -----------------

    Net expenses                                                                             1,329,242                    1,688,228
                                                                                          -------------            -----------------
                                                                                          -------------            -----------------

NET INVESTMENT INCOME                                                                          984,279                   16,358,691
                                                                                          -------------            -----------------
                                                                                          -------------            -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                                                 10,166,106                   (1,173,874)
    Change in net unrealized appreciation (depreciation) on investments                    (25,331,677)                  (3,877,656)
    Change in net unrealized depreciation on translation of assets and
    liabilities denominated in foreign currencies                                                    0                   (2,701,653)
                                                                                          -------------            -----------------
                                                                                          -------------            -----------------

    Net realized and unrealized loss on investments and translation of
    assets and liabilities denominated in foreign currencies                               (15,165,571)                  (7,753,183)
                                                                                          -------------            -----------------
                                                                                          -------------            -----------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $  (14,181,292)          $        8,605,508
                                                                                          =============            =================
                                                                                          =============            =================

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                                              LOOMIS SAYLES
                                                                                INVESCO ADR                   CORPORATE BOND
                                                                           PORTFOLIO                      PORTFOLIO
                                                                         --------------------------   ----------------------------
                                                                         --------------------------   ----------------------------
                                                                            2000          1999            2000           1999
                                                                         ------------  ------------   -------------  -------------
                                                                         ------------  ------------   -------------  -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                                $   984,279 $     410,106     $ 16,358,691   $ 15,890,222
    Net realized gain (loss) on investments                               10,166,106       815,014      (1,173,874)    (1,823,098)
    Change in net unrealized appreciation (depreciation) on investments  (25,331,677)   23,294,792      (3,877,656)    (6,106,516)
    Change in net unrealized depreciation on translation of assets and                           0
    liabilities denominated in foreign currencies                                  0             0      (2,701,653)     1,691,288
                                                                         ------------  ------------   -------------  -------------
                                                                         ------------  ------------   -------------  -------------

    Net increase (decrease) in net assets resulting from operations      (14,181,292)   24,519,912       8,605,508      9,651,896
                                                                         ------------  ------------   -------------  -------------
                                                                         ------------  ------------   -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                              (963,121)     (410,322)    (14,864,299)   (16,217,322)
    From net realized gains                                              (10,017,142)     (718,739)              0     (2,072,616)
                                                                         ------------  ------------   -------------  -------------
                                                                         ------------  ------------   -------------  -------------

    Total distributions                                                  (10,980,263)   (1,129,061)    (14,864,299)   (18,289,938)
                                                                         ------------  ------------   -------------  -------------
                                                                         ------------  ------------   -------------  -------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                     81,530,898    97,601,014     123,711,423     35,755,922
    Reinvestment of distributions                                         10,980,263     1,129,061      14,864,299     18,289,938
    Redemptions of shares                                                (94,250,045)   (8,647,223)   (144,902,066)   (53,374,507)
                                                                         ------------  ------------   -------------  -------------
                                                                         ------------  ------------   -------------  -------------

    Net increase (decrease) in net assets resulting                       (1,738,884)   90,082,852      (6,326,344)       671,353
    from share transactions                                              ------------  ------------   -------------  -------------
                                                                         ------------  ------------   -------------  -------------

    Total increase (decrease) in net assets                              (26,900,439)  113,473,703     (12,585,135)    (7,966,689)

NET ASSETS:
    Beginning of period                                                  141,769,982    28,296,279     191,419,344    199,386,033
                                                                         ------------  ------------   -------------  -------------
                                                                         ------------  ------------   -------------  -------------

    End of period  (1)                                                 $ 114,869,543 $ 141,769,982  $  178,834,209   $191,419,344
                                                                         ============  ============   =============  =============
                                                                         ============  ============   =============  =============

OTHER INFORMATION:

SHARES:
    Sold                                                                  44,336,565    58,762,129     115,324,561     31,964,887
    Issued in reinvestment of distributions                                6,974,762       602,369      14,365,651     16,940,382
    Redeemed                                                             (51,393,235)   (5,060,423)   (135,297,831)   (48,374,396)
                                                                         ------------  ------------   -------------  -------------
                                                                         ------------  ------------   -------------  -------------

    Net increase (decrease)                                                  (81,908)   54,304,075      (5,607,619)       530,873
                                                                         ============  ============   =============  =============
                                                                         ============  ============   =============  =============

(1) Including undistributed (overdistributed) net investment income    $      11,424 $      (9,734) $    1,179,137   $   (315,255)

See notes to financial statements.


MAXIM SERIES FUND, INC.

INVESCO ADR PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                     Year Ended December 31,
                                     -----------------------------------------------------------------
                                     -----------------------------------------------------------------
                                        2000          1999          1998         1997         1996
                                     ------------  -----------   -----------  -----------   ----------
                                     ------------  -----------   -----------  -----------   ----------


Net Asset Value, Beginning of Perio$      1.9769 $     1.6252  $     1.4804 $     1.3508  $    1.1255

Income from Investment Operations

Net investment income                     0.0138       0.0061        0.0123       0.0114       0.0112
Net realized and unrealized gain (loss)  (0.2192)      0.3614        0.1453       0.1512       0.2266
                                     ------------  -----------   -----------  -----------   ----------
                                     ------------  -----------   -----------  -----------   ----------

Total Income (Loss) From
    Investment Operations                (0.2054)      0.3675        0.1576       0.1626       0.2378
                                     ------------  -----------   -----------  -----------   ----------
                                     ------------  -----------   -----------  -----------   ----------

Less Distributions

From net investment income               (0.0135)     (0.0057)      (0.0128)     (0.0116)     (0.0112)
From net realized gains                  (0.1544)     (0.0101)       0.0000      (0.0214)     (0.0013)
                                     ------------  -----------   -----------  -----------   ----------
                                     ------------  -----------   -----------  -----------   ----------

Total Distributions                      (0.1679)     (0.0158)      (0.0128)     (0.0330)     (0.0125)
                                     ------------  -----------   -----------  -----------   ----------
                                     ------------  -----------   -----------  -----------   ----------

Net Asset Value, End of Period     $      1.6036 $     1.9769  $     1.6252 $     1.4804  $    1.3508
                                     ============  ===========   ===========  ===========   ==========
                                     ============  ===========   ===========  ===========   ==========


Total Return                             (10.16%)      22.67%        10.64%       12.08%       21.17%

Net Assets, End of Period          $ 114,869,543 $ 141,769,982 $ 28,296,279 $ 16,581,357  $ 7,694,858

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                     1.14%        1.16%         1.32%        1.63%        2.29%
- After Reimbursement #                    1.14%        1.14%         1.30%        1.30%        1.33%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                     0.85%        0.57%         0.84%        0.69%        0.24%
- After Reimbursement #                    0.85%        0.59%         0.86%        1.02%        1.20%

Portfolio Turnover Rate                   34.39%       22.06%        28.66%       19.56%       15.25%


# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

                                                                                            (Continued)
MAXIM SERIES FUND, INC.

LOOMIS SAYLES CORPORATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                      Year Ended December 31,
                                     -------------------------------------------------------------------
                                     -------------------------------------------------------------------
                                        2000          1999          1998           1997         1996
                                     ------------  ------------  ------------   -----------   ----------
                                     ------------  ------------  ------------   -----------   ----------


Net Asset Value, Beginning of Perio$      1.0643 $      1.1118 $      1.1981  $     1.1618  $    1.1521

Income from Investment Operations

Net investment income                     0.0944        0.0873        0.0838        0.0764       0.0825
Net realized and unrealized gain (loss)  (0.0466)      (0.0344)      (0.0429)       0.0689       0.0324
                                     ------------  ------------  ------------   -----------   ----------
                                     ------------  ------------  ------------   -----------   ----------

Total Income From
    Investment Operations                 0.0478        0.0529        0.0409        0.1453       0.1149
                                     ------------  ------------  ------------   -----------   ----------
                                     ------------  ------------  ------------   -----------   ----------

Less Distributions

From net investment income               (0.0858)      (0.0892)      (0.0839)      (0.0762)     (0.0825)
From net realized gains                   0.0000       (0.0112)      (0.0433)      (0.0328)     (0.0227)
                                     ------------  ------------  ------------   -----------   ----------
                                     ------------  ------------  ------------   -----------   ----------

Total Distributions                      (0.0858)      (0.1004)      (0.1272)      (0.1090)     (0.1052)
                                     ------------  ------------  ------------   -----------   ----------
                                     ------------  ------------  ------------   -----------   ----------

Net Asset Value, End of Period     $      1.0263 $      1.0643 $      1.1118  $     1.1981  $    1.1618
                                     ============  ============  ============   ===========   ==========
                                     ============  ============  ============   ===========   ==========


Total Return                               4.60%         4.87%         3.43%        12.70%       10.35%

Net Assets, End of Period          $ 178,834,209 $ 191,419,344 $ 199,386,033  $ 158,884,389 $ 83,645,029

Ratio of Expenses to
Average Net Assets                         0.90%         0.90%         0.90%         0.90%        0.90%

Ratio of Net Investment Income to
Average Net Assets                         8.72%         7.74%         7.41%         7.14%        7.68%

Portfolio Turnover Rate                   19.52%        28.00%        55.47%        52.69%       40.02%


                                                                                              (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the INVESCO ADR and Loomis Sayles Corporate Bond Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is: to seek high total return through capital appreciation and current income, while reducing risk through diversification for the INVESCO ADR Portfolio and to seek the highest possible current income that is consistent with the primary goal of insuring protection of capital for the Loomis Sayles Corporate Bond Portfolio. The Portfolios are diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     The Loomis Sayles Corporate Bond Portfolio may invest in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

     The Loomis Sayles Corporate Bond Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

     Investments in securities of governmental agencies may only be guaranteed by the respective agencys limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.


     Restricted & Illiquid Securities

     The Loomis Sayles Corporate Bond Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuers financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2000 were $19,232,074, $19,294,745 and 10.79%, respectively.

     The Loomis Sayles Corporate Bond Portfolio may own certain investment securities that have been deemed illiquid because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuers financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term and the difference could be material. Aggregate cost, fair value and percent of net assets of these illiquid securities held at December 31, 2000 were $5,054,410, $1,904,852 and 1.07%, respectively.

     Foreign Currency Translations

     The accounting records of the Loomis Sayles Corporate Bond Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Loomis Sayles Corporate Bond Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Loomis Sayles Corporate Bond Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

     Dividends

     Dividends from net investment income of the Portfolios are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO) for the INVESCO ADR Portfolio and specific lot selection for the Loomis Sayles Corporate Bond Portfolio.

     Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.


     Federal Income Taxes

     For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2000, the Loomis Sayles Corporate Bond Portfolio had available for federal income tax purposes unused capital loss carryovers of $787,649 and $1,655,264, which expire in the years 2007 and 2008, respectively.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate .90% of the average daily net assets of the Loomis Sayles Corporate Bond Portfolio and 1.00% of the average daily net assets of the INVESCO ADR Portfolio. However, the investment advisor shall pay any expenses which exceed an annual rate, including management fees, of 1.30% of the average daily net assets of the INVESCO ADR Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods. For the Loomis Sayles Corporate Bond Portfolio, the management fee encompasses fund operation expenses.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

                                                Purchases           Sales
                                              --------------    --------------

     INVESCO ADR Portfolio                   $                 $   52,547,713
                                                  39,665,604
     Loomis Sayles Corporate Bond Portfolio                        41,994,250
                                                  35,100,189

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $491,361 and $8,226,295, respectively, for the Loomis Sayles Corporate Bond Portfolio. There were no purchases or sales of U.S. Government securities in the INVESCO ADR Portfolio.

4.   UNREALIZED APPRECIATION (DEPRECIATION)

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000, were as follows:

                              Cost For                                                Net
                               Income                                             Unrealized
                                 Tax             Gross             Gross         Appreciation
                              Purposes       Appreciation      Depreciation      (Depreciation)
                             ------------    --------------    --------------    --------------

     INVESCO ADR
        Portfolio         $               $                 $                 $      1,760,008
                              113,400,978        12,140,969      (10,380,961)
     Loomis Sayles
        Corporate Bond
        Portfolio
                              199,771,280         8,109,108      (30,675,002)      (22,565,894)

The Maxim Series Fund
INVESCO ADR Portfolio

COMMON STOCK

AUSTRALIA            --- 4.6%

BROADCAST/MEDIA
     20,000 News Corp Ltd sponsored ADR                                  645,000
                                                                        $645,000

FOREIGN BANKS
     38,000 National Australia Bank Ltd sponsored ADR                  3,094,606
                                                                      $3,094,606

GOLD, METALS & MINING
     25,000 Rio Tinto Ltd sponsored ADR                                1,593,750
                                                                      $1,593,750

TOTAL AUSTRALIA            --- 4.6%                                   $5,333,356

BRAZIL               --- 0.9%

OIL & GAS
     40,000 Petroleo Brasileiro SA ADR*                                1,010,000
                                                                      $1,010,000

TOTAL BRAZIL               --- 0.9%                                   $1,010,000

FRANCE               --- 8.0%

FOREIGN BANKS
    220,000 Societe Generale sponsored ADR                             2,667,500
                                                                      $2,667,500

INSURANCE RELATED
     30,000 AXA sponsored ADR                                          2,154,360
                                                                      $2,154,360

MISCELLANEOUS
     18,000 Vivendi Universal SA*                                      1,175,616
                                                                      $1,175,616

OIL & GAS
     45,000 Total Fina Elf sponsored ADR                               3,270,915
                                                                      $3,270,915

TOTAL FRANCE               --- 8.0%                                   $9,268,391

GERMANY              --- 7.3%

CHEMICALS
     63,000 BASF AG sponsored ADR                                      2,799,531
     45,000 Bayer AG sponsored ADR                                     2,345,625
                                                                      $5,145,156

COMPUTER SOFTWARE & SERVICES
     35,082 SAP AG sponsored ADR                                       1,181,807
                                                                      $1,181,807

FOREIGN BANKS
     25,000 Deutsche Bank AG sponsored ADR                             2,087,500
                                                                      $2,087,500

TOTAL GERMANY              --- 7.3%                                   $8,414,463

ITALY                --- 4.9%

FOREIGN BANKS
     40,000 San Paolo-IMI SpA sponsored ADR                            1,297,480
                                                                      $1,297,480

OIL & GAS
     30,000 ENI SpA sponsored ADR                                      1,929,360
                                                                      $1,929,360

TELEPHONE & TELECOMMUNICATIONS
     22,000 Telecom Italia SpA sponsored ADR                           2,426,864
                                                                      $2,426,864

TOTAL ITALY                --- 4.9%                                   $5,653,704

JAPAN --- 1.8%

ELECTRONIC INSTRUMENTS & EQUIP
     30,000 Sony Corp sponsored ADR                                    2,092,500
                                                                      $2,092,500

TOTAL JAPAN --- 1.8%                                                  $2,092,500

JAPAN                --- 19.1%

AUTOMOBILES
     20,000 Honda Motor Co Ltd sponsored ADR                           1,477,500
     16,000 Toyota Motor Corp sponsored ADR                            1,007,200
                                                                      $2,484,700

ELECTRONIC INSTRUMENTS & EQUIP
     15,000 Hitachi Ltd sponsored ADR                                  1,298,430
     17,500 Kyocera Corp sponsored ADR                                 1,858,273
     50,000 Matsushita Electric Industrial Co Ltd sponsored ADR        1,168,750
     12,000 TDK Corp*                                                  1,165,500
                                                                      $5,490,953

FOREIGN BANKS
    190,000 Bank of Tokyo-Mitsubishi Ltd ADR                           1,840,530
                                                                      $1,840,530

OFFICE EQUIPMENT & SUPPLIES
     65,000 Canon Inc sponsored ADR                                    2,189,655
                                                                      $2,189,655

PHARMACEUTICALS
     50,000 Eisai Co Ltd sponsored ADR                                 1,712,500
                                                                      $1,712,500

PHOTOGRAPHY/IMAGING
     70,000 Fuji Photo Film Co Ltd                                     2,887,500
                                                                      $2,887,500

TELEPHONE & TELECOMMUNICATIONS
     62,000 Nippon Telegraph & Telephone Corp sponsored ADR            2,212,594
                                                                      $2,212,594

TEXTILES
     35,000 Ito-Yokado Co Ltd sponsored ADR                            1,699,670
                                                                      $1,699,670

TOYS
     80,000 Nintendo Co Ltd ADR                                        1,520,000
                                                                      $1,520,000

TOTAL JAPAN                --- 19.1%                                 $22,038,102

KOREA                --- 1.4%

ELECTRIC COMPANIES
     70,000 Korea Electric Power Corp sponsored ADR*                     717,500
                                                                        $717,500

TELEPHONE & TELECOMMUNICATIONS
     30,000 Korea Telecom Corp sponsored ADR*                            930,000
                                                                        $930,000

TOTAL KOREA                --- 1.4%                                   $1,647,500

MEXICO               --- 1.4%

TELEPHONE & TELECOMMUNICATIONS
     35,000 Telefonos de Mexico SA sponsored ADR Class L               1,579,375
                                                                      $1,579,375

TOTAL MEXICO               --- 1.4%                                   $1,579,375

NETHERLANDS          --- 10.1%

ELECTRONIC INSTRUMENTS & EQUIP
     73,000 Koninklijke Philips Electronics NV NY Shrs*                2,646,250
                                                                      $2,646,250

FOOD & BEVERAGES
     55,000 Unilever NV NY Shrs                                        3,461,535
                                                                      $3,461,535

FOREIGN BANKS
    100,000 ABN AMRO Holding NV sponsored ADR                          2,275,000
     40,000 ING Groep NV sponsored ADR                                 3,205,000
                                                                      $5,480,000

TOTAL NETHERLANDS          --- 10.1%                                 $11,587,785

PORTUGAL             --- 2.3%

TELEPHONE & TELECOMMUNICATIONS
    290,000 Portugal Telecom SA sponsored ADR                          2,610,000
                                                                      $2,610,000

TOTAL PORTUGAL             --- 2.3%                                   $2,610,000

SPAIN                --- 3.6%

ELECTRIC COMPANIES
    155,000 Endesa SA sponsored ADR                                    2,586,485
                                                                      $2,586,485

OIL & GAS
    100,000 Repsol YPF SA sponsored ADR                                1,612,500
                                                                      $1,612,500

TOTAL SPAIN                --- 3.6%                                   $4,198,985

SWITZERLAND          --- 8.3%

CHEMICALS
     10,602 Syngenta AG*                                                 115,954
                                                                        $115,954

FOOD & BEVERAGES
     30,000 Nestle SA sponsored ADR                                    3,472,500
                                                                      $3,472,500

INSURANCE RELATED
     47,000 Zurich Financial  Services AG*                             2,796,500
                                                                      $2,796,500

PHARMACEUTICALS
     70,000 Novartis AG ADR                                            3,132,500
                                                                      $3,132,500

TOTAL SWITZERLAND          --- 8.3%                                   $9,517,454

UNITED KINGDOM       --- 23.5%

AIRLINES
     30,000 British Airways PLC sponsored ADR                          1,801,860
                                                                      $1,801,860

BROADCAST/MEDIA
     30,000 Carlton Communications PLC sponsored ADR                   1,380,000
                                                                      $1,380,000

ELECTRIC COMPANIES
     50,000 PowerGen PLC sponsored ADR                                 1,971,850
     50,000 Scottish Power PLC ADR                                     1,515,600
                                                                      $3,487,450

FOOD & BEVERAGES
     50,000 Diageo PLC sponsored ADR                                   2,218,750
                                                                      $2,218,750

FOREIGN BANKS
     51,734 Abbey National PLC sponsored ADR                           1,836,557
     50,000 HSBC Holdings PLC sponsored ADR                            3,680,000
                                                                      $5,516,557

GOLD, METALS & MINING
    100,000 Corus Group PLC sponsored ADR                              1,000,000
                                                                      $1,000,000

OIL & GAS
     25,000 BP Amoco PLC sponsored ADR                                 1,196,875
     50,000 Shell Transport & Trading Co ADR                           2,468,750
                                                                      $3,665,625

PHARMACEUTICALS
     40,000 AstraZeneca Group PLC sponsored ADR                        2,060,000
     54,140 GlaxoSmithKline PLC ADR                                    3,031,840
                                                                      $5,091,840

RETAIL
     60,000 Marks & Spencer PLC sponsored ADR                            982,500
                                                                        $982,500

TELEPHONE & TELECOMMUNICATIONS
     22,000 British Telecommunications PLC sponsored ADR               1,908,500
                                                                      $1,908,500

TOTAL UNITED KINGDOM       --- 23.5%                                 $27,053,082

TOTAL COMMON STOCK --- 97.3%                                        $112,004,697
(Cost $110,244,689)

SHORT-TERM INVESTMENTS

UNITED STATES        --- 2.7%

FINANCIAL SERVICES
  3,158,000 Household Finance Corp                                     3,156,289
                                                                      $3,156,289

TOTAL UNITED STATES        --- 2.7%                                   $3,156,289

TOTAL SHORT-TERM INVESTMENTS --- 2.7%                                 $3,156,289
(Cost $3,156,289)

TOTAL INVESCO ADR PORTFOLIO --- 100.0%                              $115,160,986
(Cost $113,400,978)



The Maxim Series Fund

Loomis Sayles Corporate Bond Portfolio

BONDS

AEROSPACE & DEFENSE --- 1.4%
  1,000,000 Milit-Air Inc                                                651,977
            Bonds
            5.750% June 30, 2019
  2,150,000 Raytheon Co Class B                                        1,906,685
            Debentures
            6.400% December 15, 2018
                                                                      $2,558,662

AGENCY --- 2.8%
    612,090 Fannie Mae                                                   506,884
            CMO SER. 2000-28 CL.ZK
            6.000% September 25, 2030
 14,150,000 Fannie Mae (3)                                             3,975,973
            Zero Coupon
            6.625% October 29, 2007
    500,000 Freddie Mac                                                  465,000
            CMO SER.2059 CL.HA
            5.750% December 15, 2025
                                                                      $4,947,857

AIRLINES --- 0.5%
  1,000,000 Delta Air Lines Inc                                          868,411
            Notes
            8.300% December 15, 2029
                                                                        $868,411

AUTO PARTS & EQUIPMENT --- 0.8%
  1,000,000 Delphi Automotive Systems Corp                               852,250
            Debentures
            7.125% May 1, 2029
     50,000 Exide Corp #                                                  21,500
            Convertible
            2.900% December 15, 2005
    600,000 Magna International Inc                                      528,000
            Convertible
            4.875% February 15, 2005
                                                                      $1,401,750

AUTOMOBILES --- 0.6%
  1,260,000 Hyundai Motor Co Ltd #                                     1,101,442
            Senior Notes
            7.600% July 15, 2007
                                                                      $1,101,442

BANKS --- 0.5%
  1,000,000 Keycorp Capital III                                          853,400
            Company Guaranteed Notes
            7.750% July 15, 2029
                                                                        $853,400

BIOTECHNOLOGY --- 0.4%
     50,000 Glycomed Inc                                                  40,000
            Convertible
            7.500% January 1, 2003
    750,000 Human Genome Sciences Inc #                                  645,000
            Convertible
            3.750% March 15, 2007
                                                                        $685,000

BROADCAST/MEDIA --- 1.9%
  1,850,000 CBS Corp                                                   1,871,830
            Debentures
            7.875% September 1, 2023
    500,000 Century Communications Corp Class A                          365,000
            Senior Notes
            8.375% November 15, 2017
    500,000 Charter Communication LLC (2)                                290,000
            Step Bond 0% - 9.920%
            12.810% April 1, 2011
  1,000,000 Multicanal SA                                                600,000
            Senior Notes
            10.500% April 15, 2018
    300,000 Rogers Communications Inc                                    223,500
            Convertible
            2.000% November 26, 2005
                                                                      $3,350,330

CANADIAN - FEDERAL --- 3.9%
 35,550,000 Government of Canada (3)                                   6,033,086
            Zero Coupon
            6.260% June 1, 2025
  4,650,000 Government of Canada (3)                                     914,211
            Zero Coupon
            6.400% June 1, 2022
                                                                      $6,947,297

CANADIAN - PROVINCIAL --- 16.2%
  1,500,000 New Brunswick FM Project # (3)                               845,573
            Zero Coupon
            6.470% November 30, 2027
 15,900,000 Ontario Hydro (3)                                          2,841,252
            Zero Coupon
            6.790% October 15, 2021
  1,450,000 Province of Alberta                                          929,303
            Debentures
            5.000% December 16, 2008
  4,751,453 Province of Alberta                                        3,232,697
            Debentures
            5.930% September 16, 2016
  1,760,000 Province of British Columbia                               1,097,504
            Debentures
            5.700% June 18, 2029
    275,000 Province of British Columbia                                 213,738
            Bonds
            7.875% November 30, 2023
  9,815,000 Province of British Columbia (3)                           1,682,011
            Zero Coupon
            9.500% June 9, 2022
  6,500,000 Province of British Columbia (3)                           1,980,293
            Zero Coupon
            6.780% August 23, 2013
  5,000,000 Province of British Columbia (3)                             755,659
            Zero Coupon
            6.780% August 23, 2024
  5,000,000 Province of British Columbia (3)                             643,475
            Zero Coupon
            6.760% November 19, 2027
  2,500,000 Province of British Columbia (3)                             474,368
            Zero Coupon
            6.780% September 5, 2020
  1,400,000 Province of British Columbia (3)                             403,222
            Zero Coupon
            6.860% June 9, 2014
 11,415,000 Province of British Columbia (3)                           1,936,446
            Zero Coupon
            6.790% August 19, 2022
  3,800,000 Province of Manitoba                                       2,641,531
            Notes
            6.500% September 22, 2017
  5,373,000 Province of Manitoba                                       4,263,772
            Bonds
            7.750% December 22, 2025
  5,000,000 Province of Manitoba (3)                                     544,274
            Zero Coupon
            6.740% March 5, 2031
    500,000 Province of Newfoundland                                     320,912
            Debentures
            6.150% April 17, 2028
  4,800,000 Province of Ontario (3)                                      835,686
            Zero Coupon
            6.740% July 13, 2022
  3,650,000 Province of Ontario (3)                                      520,769
            Zero Coupon
            6.740% December 2, 2025
 11,300,000 Province of Ontario (3)                                    1,535,506
            Zero Coupon
            6.680% June 2, 2027
  6,615,000 Province of Saskatchewan (3)                                 961,421
            Zero Coupon
            34.180% May 30, 2025
                                                                     $28,659,412

COMMUNICATIONS - EQUIPMENT --- 0.2%
  1,000,000 Pliant Systems Inc ^                                         185,000
            Convertible
            5.000% May 15, 2001
    100,000 Telxon Corp                                                   94,000
            Convertible
            5.750% January 1, 2003
                                                                        $279,000

COMPUTER HARDWARE & SYSTEMS --- 0.2%
    400,000 Maxtor Corp                                                  280,000
            Convertible
            5.750% March 1, 2012
                                                                        $280,000

ELECTRIC COMPANIES --- 1.2%
    500,000 Boston Edison Co                                             494,095
            Debentures
            7.800% March 15, 2023
    186,000 Commonwealth Edison Co                                       145,080
            Debentures
            4.750% December 1, 2011
    952,528 Korea Electric Power Corp                                    914,884
            Debentures
            7.400% April 1, 2016
    500,000 Quezon Power Philippines Ltd                                 350,000
            Bonds
            8.860% June 15, 2017
    250,000 Texas - New Mexico Power Co                                  229,810
            Senior Notes
            6.250% January 15, 2009
                                                                      $2,133,869

ELECTRONIC INSTRUMENTS & EQUIP --- 1.3%
    250,000 EDO Corp                                                     192,188
            Convertible
            7.000% December 15, 2011
    800,000 Kent Electronics Corp                                        670,496
            Convertible
            4.500% September 1, 2004
  1,750,000 Samsung Electronics #                                      1,351,875
            Debentures
            7.700% October 1, 2027
    100,000 Thermedics Inc (3)                                            77,750
            Zero Coupon
            16.580% June 1, 2003
    248,000 Zenith Electronics Corp                                       37,200
            Debentures
            8.190% November 1, 2009
                                                                      $2,329,509

ELECTRONICS - SEMICONDUCTOR --- 1.0%
    750,000 Analog Devices Inc #                                         659,063
            Convertible
            4.750% October 1, 2005
    500,000 Hyundai Semiconductor #                                      395,412
            Senior Notes
            8.625% May 15, 2007
    750,000 Pioneer-Standard Electronics Inc                             726,562
            Senior Notes
            8.500% August 1, 2006
     50,000 Richardson Electronics Ltd                                    41,500
            Convertible
            7.250% December 15, 2006
                                                                      $1,822,537

FINANCIAL SERVICES --- 1.8%
  2,750,000 APP Finance IV Mauritius (3)                                 178,750
            Zero Coupon
            3.500% November 18, 2012
  1,200,000 APP Finance VII Mauritius                                    378,000
            Convertible
            3.500% April 30, 2003
    375,000 APP Finance VII Mauritius #                                  101,250
            Convertible
            3.500% April 30, 2003
    700,000 Bell Atlantic Financial Services Inc                         681,660
            Convertible
            5.750% April 1, 2003
    250,000 Cerro Negro Finance Ltd #                                    213,370
            Bonds
            7.900% December 1, 2020
    350,000 DR Structured Finance Corp                                   228,200
            Debentures
            7.430% August 15, 2018
    200,000 DR Structured Finance Corp                                   135,100
            Pass Through Certificates
            8.550% August 15, 2019
    750,000 Merey Sweeney LP #                                           792,750
            Senior Notes
            8.850% December 18, 2019
    550,000 Petrozuata Finance Inc #                                     418,000
            Company Guaranteed Notes
            8.220% April 1, 2017
                                                                      $3,127,080

FOOD & BEVERAGES --- 1.3%
    450,000 Burns Philp Treasury                                         270,000
            Convertible
            5.500% April 30, 2004
    250,000 Compania Alimentos Fargo                                     162,500
            Senior Notes
            13.250% August 1, 2008
  1,000,000 ConAgra Foods Inc                                            945,850
            Senior Notes
            7.000% October 1, 2028
  1,000,000 Pepsi Bottling Group Inc                                     992,637
            Senior Notes
            7.000% March 1, 2029
                                                                      $2,370,987

FOREIGN BANKS --- 7.9%
  2,250,000 Bangko Sentral Pilipinas                                   1,485,000
            Bonds
            8.600% June 15, 2027
  1,600,000 Bangkok Bank Public Co                                       736,000
            Convertible
            4.589% March 3, 2004
  4,150,000 Bangkok Bank Public Co Ltd #                               3,133,250
            Subordinated Notes
            9.025% March 15, 2029
  1,000,000 International Bank for Reconstruction & Development          469,581
            Senior Notes
            8.000% May 23, 2007
 19,425,000 International Bank for Reconstruction & Development (3)    5,574,222
            Zero Coupon
            10.820% August 20, 2007
    400,000 Siam Commercial Bank Public Co Ltd                           184,260
            Convertible
            3.250% January 24, 2004
    500,000 Siam Commercial Bank Public Co Ltd #                         420,000
            Subordinated Notes
            7.500% March 15, 2006
  2,625,000 Thai Farmers Bank Public Co Ltd #                          1,916,250
            Subordinated Notes
            8.250% August 21, 2016
                                                                     $13,918,563

FOREIGN GOVERNMENTS --- 5.9%
    615,681 Republic of Brazil                                           475,613
            Bonds
            8.000% April 15, 2014
  6,550,000 Republic of Brazil                                         5,256,375
            Bonds
            10.125% May 15, 2027
  7,450,000 Republic of South Africa                                     998,527
            Bonds
            13.000% August 31, 2010
  2,500,000 Republic of South Africa                                     348,051
            Bonds
            13.500% September 15, 2015
  4,500,000 Republic of South Africa                                     596,882
            Bonds
            12.500% December 21, 2006
  4,250,000 Republic of Venezuela                                      2,741,250
            Bonds
            9.250% September 15, 2027
                                                                     $10,416,698

GOLD, METALS & MINING --- 0.0%
    500,000 Geneva Steel Co Class A ^ (5)                                 50,000
            Senior Notes
            9.500% January 15, 2004
                                                                         $50,000

HEALTH CARE RELATED --- 1.4%
  2,000,000 Columbia/HCA Healthcare Corp                               1,605,000
            Debentures
            7.050% December 1, 2027
    250,000 Columbia/HCA Healthcare Corp                                 213,125
            Notes
            7.580% September 15, 2025
    500,000 HealthSouth Corp                                             441,250
            Convertible
            3.250% April 1, 2003
    250,000 Tenet Healthcare Corp                                        213,750
            Convertible
            6.000% December 1, 2005
                                                                      $2,473,125

HOMEBUILDING --- 0.5%
    500,000 Pulte Corp                                                   474,865
            Senior Notes
            7.300% October 24, 2005
    450,000 Schuler Homes Inc                                            396,000
            Convertible
            6.500% January 15, 2003
                                                                        $870,865

INSURANCE RELATED --- 3.9%
  7,855,000 Loews Corp                                                 6,929,125
            Convertible
            3.125% September 15, 2007
                                                                      $6,929,125

MACHINERY --- 2.3%
    200,000 Intevac Inc                                                   87,000
            Convertible
            6.500% March 1, 2004
  3,915,000 Thermo Electron Corp #                                     3,905,213
            Convertible
            4.250% January 1, 2003
                                                                      $3,992,213

MANUFACTURING --- 0.4%
    750,000 Borden Inc                                                   511,035
            Debentures
            7.875% February 15, 2023
     75,000 Hexcel Corp                                                   53,250
            Convertible
            7.000% August 1, 2011
    100,000 Hexcel Corp                                                   84,000
            Convertible
            7.000% August 1, 2003
                                                                        $648,285

MEDICAL PRODUCTS --- 0.4%
  1,250,000 Bausch & Lomb Inc                                            701,775
            Debentures
            7.125% August 1, 2028
                                                                        $701,775

MISCELLANEOUS --- 1.7%
    500,000 AES Corp                                                     445,000
            Senior Subordinated Debentures
            8.875% November 1, 2027
  1,775,000 Nextel Communications Inc Class A (2)                      1,295,750
            Step Bond 0% - 9.750%
            12.250% October 31, 2007
    500,000 TRW Inc                                                      352,705
            Debentures
            6.650% January 15, 2028
    450,000 TRW Inc                                                      363,375
            Debentures
            7.750% June 1, 2029
    600,000 Thermo TerraTech Inc # ^                                     569,250
            Convertible
            4.625% May 1, 2003
                                                                      $3,026,080

OFFICE EQUIPMENT & SUPPLIES --- 0.5%
    500,000 Xerox Capital Trust I                                        100,000
            Company Guaranteed Notes
            8.000% February 1, 2027
  3,900,000 Xerox Corp                                                   780,000
            Convertible
            .570% April 21, 2018
                                                                        $880,000

OIL & GAS --- 8.6%
  5,150,000 Baker Hughes Inc (3)                                       4,520,670
            Zero Coupon
            4.410% May 5, 2008
    300,000 Diamond Offshore Drilling Inc                                327,771
            Convertible
            3.750% February 15, 2007
  2,000,000 KN Capital Trust III                                       1,749,306
            Company Guaranteed Notes
            7.630% April 15, 2028
    500,000 Kerr-McGee Corp/Oryx Energy Co                               490,625
            Convertible
            7.500% May 15, 2014
  1,000,000 Kinder Morgan Inc                                            949,860
            Debentures
            7.250% March 1, 2028
    132,500 NorAm Energy Corp                                            119,250
            Convertible
            6.000% March 15, 2012
    500,000 Pennzoil-Quaker State Co                                     350,670
            Debentures
            7.375% April 1, 2029
    750,000 Perez Companc SA #                                           615,000
            Notes
            8.125% July 15, 2007
    200,000 Petro Mexicanos/Petroleos Mexicanos #                        180,000
            Debentures
            8.625% December 1, 2023
  1,000,000 Phillips 66 Capital Trust II                                 926,900
            Company Guaranteed Bonds
            8.000% January 15, 2037
  4,000,000 R&B Falcon Corp                                            3,540,000
            Senior Notes
            7.375% April 15, 2018
    350,000 S-Oil Corp                                                   252,000
            Convertible
            3.000% December 31, 2004
  1,250,000 Tennessee Gas Pipeline Co                                  1,164,738
            Debentures
            7.000% October 15, 2028
                                                                     $15,186,790

OTHER ASSET-BACKED --- 0.2%
    500,000 Community Program Loan Trust                                 397,225
            Series 1987-A Class A5
            4.500% April 1, 2029
                                                                        $397,225

PAPER & FOREST PRODUCTS --- 2.8%
  1,000,000 APP China Group Ltd #                                        380,000
            Senior Discount Notes
            14.000% March 15, 2010
    250,000 Boise Cascade Corp                                           203,278
            Debentures
            7.350% February 1, 2016
  2,250,000 Georgia-Pacific Group                                      1,824,075
            Notes
            7.750% November 15, 2029
  1,000,000 International Paper Co                                       862,760
            Debentures
            6.875% November 1, 2023
  1,100,000 Pindo Deli Finance Mauritius                                 385,000
            Company Guaranteed Notes
            10.750% October 1, 2007
  2,900,000 Pindo Deli Finance Mauritius                                 957,000
            Company Guaranteed Notes
            10.875% October 1, 2027
    875,000 Tjiwi Kimia Finance Mauritius Ltd                            393,750
            Company Guaranteed Notes
            10.000% August 1, 2004
                                                                      $5,005,863

PHARMACEUTICALS --- 0.2%
    525,000 Nabi Inc                                                     363,563
            Convertible
            6.500% February 1, 2003
                                                                        $363,563

PRINTING & PUBLISHING --- 0.4%
    600,000 Scholastic Corp #                                            729,840
            Convertible
            5.000% August 15, 2005
                                                                        $729,840

RAILROADS --- 0.4%
    350,000 Missouri Pacific Railroad Co                                 185,500
            Debentures
            5.000% January 1, 2045
    600,000 TFM SA de CV (2)                                             444,000
            Step Bond 0% - 11.750%
            14.000% June 15, 2009
                                                                        $629,500

REAL ESTATE --- 9.0%
  1,000,000 AMB Property LP                                              926,480
            Company Guaranteed Bonds
            7.500% June 30, 2018
    500,000 EOP Operating LP                                             450,965
            Notes
            7.500% April 19, 2029
    750,000 Federal Realty Investment Trust REIT                         696,662
            Convertible
            5.250% October 28, 2003
  2,500,000 First Industrial LP                                        2,232,563
            Notes
            7.500% December 1, 2017
  2,000,000 First Industrial LP                                        1,714,220
            Notes
            7.600% July 15, 2028
  1,500,000 Highwoods Properties Inc REIT                              1,285,455
            Senior Notes
            7.500% April 15, 2018
    750,000 Meditrust Cos REIT                                           555,000
            Notes
            7.000% August 15, 2007
  2,000,000 ProLogis Trust REIT                                        1,835,660
            Debentures
            7.625% July 1, 2017
  1,100,000 Rockefeller Center Properties REIT                           940,500
            Notes
            13.000% December 31, 2001
  1,000,000 SUSA Partnership LP                                          807,700
            Debentures
            7.450% July 1, 2018
  1,875,000 SUSA Partnership LP                                        1,437,956
            Debentures
            7.500% December 1, 2027
  2,500,000 Security Capital Group Inc                                 2,092,000
            Notes
            7.700% June 15, 2028
    250,000 Sizeler Property Investors Inc REIT                          223,125
            Convertible
            8.000% July 15, 2003
  1,000,000 TriNet Corporate Realty Trust Inc REIT                       661,930
            Senior Notes
            7.700% July 15, 2017
                                                                     $15,860,216

RETAIL --- 1.6%
    275,000 CML Group Inc ^ (5)                                              165
            Convertible
            5.500% January 15, 2003
    250,000 Einstein/Noah Bagel Corp ^                                   112,500
            Convertible Bonds
            7.250% June 1, 2004
    500,000 JC Penney Co Inc                                             240,026
            Debentures
            7.125% November 15, 2023
    750,000 JC Penney Co Inc                                             381,825
            Debentures
            7.650% August 15, 2016
  1,000,000 JC Penney Co Inc                                             570,000
            Medium Term Notes
            7.050% May 23, 2005
    100,000 Jacobson Stores Inc                                           57,000
            Convertible
            6.750% December 15, 2011
    750,000 Kmart Corp                                                   505,118
            Debentures
            7.950% February 1, 2023
    500,000 Sears Roebuck Acceptance Corp                                422,159
            Notes
            6.750% January 15, 2028
    750,000 Venator Group Inc                                            540,000
            Debentures
            8.500% January 15, 2022
                                                                      $2,828,793

SPECIALIZED SERVICES --- 0.2%
    495,000 Ogden Corp                                                   438,075
            Convertible
            5.750% October 20, 2002
                                                                        $438,075

TELEPHONE & TELECOMMUNICATIONS --- 5.5%
    800,000 COLT Telecom Group PLC                                       561,763
            Convertible
            2.000% April 3, 2007
    500,000 COLT Telecom Group PLC                                       362,650
            Convertible
            2.000% December 16, 2006
  2,500,000 Intermedia Communications Inc (2)                          1,000,000
            Step Bond 0% - 12.250%
            20.640% March 1, 2009
    700,000 Jazztel PLC                                                  446,916
            Senior Notes
            14.000% July 15, 2010
  1,100,000 Jazztel PLC                                                  681,641
            Senior Notes
            13.250% December 15, 2009
    300,000 KPNQwest NV                                                  246,461
            Senior Notes
            7.125% June 1, 2009
  1,275,000 Level 3 Communications Inc                                   656,625
            Convertible
            6.000% March 15, 2010
    500,000 Level 3 Communications Inc (2)                               242,500
            Step Bond 0% - 12.875%
            15.520% March 15, 2010
  1,050,000 Loxley Public Co Ltd ^                                       367,500
            Convertible Bonds
            2.500% April 4, 2001
    500,000 Nextel International Inc #                                   400,000
            Senior Notes
            12.750% August 1, 2010
  1,400,000 Nextel International Inc (2)                                 826,000
            Step Bond 0% - 12.125%
            16.630% April 15, 2008
    250,000 Philippine Long Distance Telephone Co                        157,475
            Notes
            8.350% March 6, 2017
  2,100,000 RCN Corp (2)                                                 630,000
            Step Bond 0% - 11.000%
            27.280% July 1, 2008
  1,750,000 RCN Corp (2)                                                 560,000
            Step Bond 0% - 9.800%
            26.790% February 15, 2008
  1,475,000 RCN Corp (2)                                                 531,000
            Step Bond 0% - 11.125%
            27.390% October 15, 2007
  2,250,000 Teligent Inc (2)                                             180,000
            Step Bond 0% - 11.500%
            60.020% March 1, 2008
    450,000 Total Access Communication Public Co Ltd #                   389,250
            Bonds
            8.375% November 4, 2006
    350,000 Versatel Telecom International NV                            193,571
            Convertible
            4.000% December 17, 2004
  1,000,000 XO Communications Inc                                        785,000
            Senior Notes
            10.500% December 1, 2009
    500,000 XO Communications Inc (2)                                    260,000
            Step Bond 0% - 9.450%
            16.910% April 15, 2008
    500,000 XO Communications Inc (2)                                    245,000
            Step Bond 0% - 12.250%
            16.780% June 1, 2009
                                                                      $9,723,352

TEXTILES --- 0.4%
  1,000,000 Burlington Industries Inc                                    360,000
            Debentures
            7.250% August 1, 2027
     76,000 Dixie Group Inc ^                                             24,700
            Convertible
            7.000% May 15, 2012
    250,000 Kellwood Co                                                  142,558
            Debentures
            7.625% October 15, 2017
    250,000 Phillips-Van Heusen Corp                                     181,250
            Debentures
            7.750% November 15, 2023
                                                                        $708,508

TOBACCO --- 2.7%
  5,185,000 Philip Morris Cos Inc                                      4,817,695
            Debentures
            7.750% January 15, 2027
                                                                      $4,817,695

TRANSPORTATION --- 0.4%
    100,000 APL Ltd                                                       58,000
            Debentures
            8.000% January 15, 2024
    175,000 Builders Transport Inc ^ (5)                                     228
            Convertible
            8.000% August 15, 2005
    503,965 Hvide Marine Inc ^                                           428,370
            Secured Bonds
            12.500% June 30, 2007
    100,000 Preston Corp/Yellow Corp                                      76,000
            Convertible
            7.000% May 1, 2011
    225,000 Worldway Corp                                                168,750
            Convertible
            6.250% April 15, 2011
                                                                        $731,348

U.S. MUNICIPAL --- 0.4%
  2,000,000 Orange County California Pension (3)                         679,540
            Zero Coupon
            8.090% September 1, 2016
                                                                        $679,540

TOTAL BONDS --- 93.5%                                               $165,723,580
(Cost )

COMMON STOCK

COMPUTER HARDWARE & SYSTEMS --- 0
        550 StreamLogic Corp @*                                                0
                                                                              $0

PAPER & FOREST PRODUCTS --- 0.0%
      1,000 Asia Pulp & Paper Co Ltd sponsored ADR (wts) #*                   10
                                                                             $10

TELEPHONE & TELECOMMUNICATIONS --- 0.0%
        700 Jazztel PLC (wts) #*                                          19,717
                                                                         $19,717

TRANSPORTATION --- 0.1%
      2,822 Hvide Marine Inc (wts) # ^*                                    5,644
        625 Hvide Marine Inc (wts) ^*                                        332
     17,333 Hvide Marine Inc ^*                                          158,164
                                                                        $164,140

TOTAL COMMON STOCK --- 0.1%                                             $183,867
(Cost $908,917)

PREFERRED STOCK

CHEMICALS --- 0.0%
      1,000 EI du Pont de Nemours & Co                                    55,500
                                                                         $55,500

ELECTRIC COMPANIES --- 0.8%
      1,304 Entergy Louisiana Inc                                         59,984
        917 MDU Resources Group Inc #                                     86,088
      2,255 New York State Electric & Gas Corp                           100,348
      2,850 Niagara Mohawk Power Corp                                    190,950
     25,000 Pacific Gas & Electric Co*                                   481,250
      1,500 Southern California Edison Co*                               117,375
     15,000 Southern California Edison Co                                140,625
      5,000 Union Electric Co                                            282,500
        300 Xcel Energy Inc                                               14,775
                                                                      $1,473,895

FINANCIAL SERVICES --- 0.0%
      6,000 Owens Corning Capital ^                                        3,000
                                                                          $3,000

GOLD, METALS & MINING --- 0.1%
     25,850 Bethlehem Steel Corp                                         206,800
                                                                        $206,800

HOUSEHOLD GOODS --- 0.0%
      2,500 Newell Financial Trust Inc                                    81,875
                                                                         $81,875

OIL & GAS --- 1.1%
     40,000 Weatherford International Inc                              1,980,000
                                                                      $1,980,000

REAL ESTATE --- 0.7%
      4,900 AMB Property Corp REIT                                       116,375
      1,600 Archstone Communities Trust REIT                              39,600
      2,200 Centerpoint Properties Corp REIT                              47,986
      8,300 Developers Diversified Realty Corp REIT                      182,600
      6,500 Equity Residential Properties Trust Series G                 162,091
      6,600 Equity Residential Properties Trust Series L                 145,609
      7,660 First Industrial Realty Trust Inc*                           171,393
      5,000 Highwood Properties Inc REIT                                  95,310
     10,000 New Plan Excel Realty Trust REIT                             222,500
      7,100 ProLogis Trust REIT                                          142,000
                                                                      $1,325,464

TELEPHONE & TELECOMMUNICATIONS --- 0.6%
      1,269 Adelphia Business Solutions Inc                              317,195
     20,000 Philippine Long Distance Telephone Co*                       705,000
                                                                      $1,022,195

TOTAL PREFERRED STOCK --- 3.5%                                        $6,148,729
(Cost $7,101,579)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 2.9%
  5,152,000 Household Finance Corp                                     5,149,209
                                                                      $5,149,209

TOTAL SHORT-TERM INVESTMENTS --- 2.9%                                 $5,149,209
(Cost $5,149,209)

TOTAL LOOMIS SAYLES CORPORATE BOND PORTFOLIO --- 100.0%             $177,205,385
(Cost )




INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Ariel MidCap Value Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ariel MidCap Value Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001


                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999


                                         (Section 12)

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                     ARIEL
                                                                     MIDCAP
                                                                     VALUE
                                                                   PORTFOLIO
                                                                 ---------------
                                                                 ---------------
ASSETS:
     Investments in securities, market value  (1)              $     63,991,712
     Cash                                                                12,821
     Dividends and interest receivable                                   90,125
                                                                 ---------------
                                                                 ---------------

     Total assets                                                    64,094,658
                                                                 ---------------
                                                                 ---------------

LIABILITIES:
     Due to investment advisor                                           53,160
     Payable for investments purchased                                  344,447
                                                                 ---------------
                                                                 ---------------

     Total liabilities                                                  397,607
                                                                 ---------------
                                                                 ---------------

NET ASSETS                                                     $     63,697,051
                                                                 ===============
                                                                 ===============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                             $      3,694,763
     Additional paid-in capital                                      58,992,079
     Net unrealized appreciation on investments                       2,478,541
     Overdistributed net investment income                           (1,727,306)
     Accumulated net realized gain on investments                       258,974
                                                                 ---------------
                                                                 ---------------

NET ASSETS                                                     $     63,697,051
                                                                 ===============
                                                                 ===============

NET ASSET VALUE PER OUTSTANDING SHARE                          $         1.7240
                                                                 ===============
                                                                 ===============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                     200,000,000
     Outstanding                                                     36,947,625

(1)  Cost of investments in securities:                        $     61,513,171

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                   ARIEL
                                                                   MIDCAP
                                                                   VALUE
                                                                 PORTFOLIO
                                                               ---------------
                                                               ---------------
INVESTMENT INCOME:
     Interest                                                $         67,309
     Dividends                                                        981,281
                                                               ---------------
                                                               ---------------

     Total income                                                   1,048,590
                                                               ---------------
                                                               ---------------

EXPENSES:
     Audit fees                                                        10,237
     Investment administration                                         96,706
     Bank and custodial fees                                           12,227
     Other expenses                                                    19,462
     Management fees                                                  553,713
                                                               ---------------
                                                               ---------------

     Total expenses                                                   692,345

     Less amount reimbursed by investment advisor                      51,209
                                                               ---------------
                                                               ---------------

     Net expenses                                                     641,136
                                                               ---------------
                                                               ---------------

NET INVESTMENT INCOME                                                 407,454
                                                               ---------------
                                                               ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                               3,289,455
     Change in net unrealized appreciation on investments           5,834,534
                                                               ---------------
                                                               ---------------

     Net realized and unrealized gain on investments                9,123,989
                                                               ---------------
                                                               ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $      9,531,443
                                                               ===============
                                                               ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                           ARIEL MIDCAP VALUE
                                                                                PORTFOLIO
                                                                     --------------------------------
                                                                     --------------------------------
                                                                         2000               1999
                                                                     -------------      -------------
                                                                     -------------      -------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                          $      407,454     $      666,163
    Net realized gain on investments                                    3,289,455        114,294,155
    Net realized gain on forward currency contracts                             0            159,661
    Change in net unrealized appreciation (depreciation) on investments 5,834,534        (90,170,801)
    Change in net unrealized appreciation on translation of assets
    and liabilities denominated in foreign currencies                           0           (815,181)
                                                                     -------------      -------------
                                                                     -------------      -------------

    Net increase in net assets resulting from operations                9,531,443         24,133,997
                                                                     -------------      -------------
                                                                     -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                           (404,374)          (666,211)
    From net realized gains                                            (3,093,770)      (128,292,164)
                                                                     -------------      -------------
                                                                     -------------      -------------

    Total distributions                                                (3,498,144)      (128,958,375)
                                                                     -------------      -------------
                                                                     -------------      -------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                  13,686,957         10,870,656
    Reinvestment of distributions                                       3,498,144        128,958,375
    Redemptions of shares                                             (27,020,137)      (285,053,809)
                                                                     -------------      -------------
                                                                     -------------      -------------

    Net decrease in net assets resulting from share transactions       (9,835,036)      (145,224,778)
                                                                     -------------      -------------
                                                                     -------------      -------------

    Total decrease in net assets                                       (3,801,737)      (250,049,156)

NET ASSETS:
    Beginning of period                                                67,498,788        317,547,944
                                                                     -------------      -------------
                                                                     -------------      -------------

    End of period (1)                                              $   63,697,051     $   67,498,788
                                                                     =============      =============
                                                                     =============      =============

OTHER INFORMATION:

SHARES:
    Sold                                                                9,164,205          5,969,128
    Issued in reinvestment of distributions                             2,154,742          8,668,039
    Redeemed                                                          (18,166,159)      (143,259,553)
                                                                     -------------      -------------
                                                                     -------------      -------------

    Net decrease                                                       (6,847,212)      (128,622,386)
                                                                     =============      =============
                                                                     =============      =============

(1) Including overdistributed net investment income                $   (1,727,306)    $   (1,730,386)

See notes to financial statements.

MAXIM SERIES FUND, INC.

ARIEL MIDCAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                      Year Ended December 31,
                                     ---------------------------------------------------------------------
                                     ---------------------------------------------------------------------
                                        2000          1999          1998          1997           1996
                                     -----------   ------------  ------------  ------------   ------------
                                     -----------   ------------  ------------  ------------   ------------


Net Asset Value, Beginning of Perio$     1.5412  $      1.8417 $      1.5532 $      1.4327  $      1.3538

Income from Investment Operations

Net investment income (loss)             0.0035         0.0115       (0.0092)      (0.0437)       (0.0083)
Net realized and unrealized gain         0.2779         0.0029        0.5058        0.2257         0.0890
                                     -----------   ------------  ------------  ------------   ------------
                                     -----------   ------------  ------------  ------------   ------------

Total Income From
     Investment Operations               0.2814         0.0144        0.4966        0.1820         0.0807
                                     -----------   ------------  ------------  ------------   ------------
                                     -----------   ------------  ------------  ------------   ------------

Less Distributions

From net investment income              (0.0108)       (0.0115)       0.0000                       0.0000
From net realized gains                 (0.0878)       (0.3034)      (0.2081)      (0.0615)       (0.0018)
                                     -----------   ------------  ------------  ------------   ------------
                                     -----------   ------------  ------------  ------------   ------------

Total Distributions                     (0.0986)       (0.3149)      (0.2081)      (0.0615)       (0.0018)
                                     -----------   ------------  ------------  ------------   ------------
                                     -----------   ------------  ------------  ------------   ------------

Net Asset Value, End of Period     $     1.7240  $      1.5412 $      1.8417 $      1.5532  $      1.4327
                                     ===========   ============  ============  ============   ============
                                     ===========   ============  ============  ============   ============


Total Return                             18.69%          0.26%        33.77%        12.95%          5.96%

Net Assets, End of Period          $ 63,697,051  $  67,498,788 $ 317,547,944 $ 233,939,911  $ 214,710,803

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                    1.19%          1.04%         1.02%         1.06%          1.08%
- After Reimbursement #                   1.10%          1.04%         1.02%         1.06%          1.07%

Ratio of Net Investment Income (Loss) to
Average Net Assets:
- Before Reimbursement                    0.61%          0.36%        (0.64%)       (0.51%)        (0.67%)
- After Reimbursement #                   0.70%          0.36%        (0.64%)       (0.51%)        (0.66%)

Portfolio Turnover Rate                  41.65%        182.75%        87.81%       139.74%         80.31%


The per share information was computed based on average shares.

# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.




MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Ariel MidCap Value Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Dividends

     Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

     Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .95% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.10% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $24,372,275 and $38,434,455, respectively. For the year ended December 31, 2000, there were no purchases or sales of U.S. Government securities.

4.   UNREALIZED APPRECIATION (DEPRECIATION)

     At December 31, 2000, the U.S. Federal income tax cost basis was $61,642,158. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $8,394,461 and gross depreciation of securities in which there was an excess of tax cost over value of $6,044,907, resulting in net appreciation of $2,349,554.




The Maxim Series Fund

Ariel MidCap Value Portfolio

COMMON STOCK

CHEMICALS --- 2.6%
     30,800 Avery Dennison Corp                                        1,690,150
                                                                      $1,690,150

COMPUTER SOFTWARE & SERVICES --- 5.8%
     77,700 Equifax Inc                                                2,228,980
      3,099 Per-Se Technologies Inc (wts) @*                                   0
     31,900 SunGard Data Systems Inc*                                  1,503,288
                                                                      $3,732,268

FINANCIAL SERVICES --- 11.1%
     39,500 Franklin Resources Inc                                     1,504,950
     42,200 MBIA Inc                                                   3,128,072
     45,825 MBNA Corp                                                  1,692,638
     18,100 T Rowe Price Associates Inc                                  764,997
                                                                      $7,090,657

FOOD & BEVERAGES --- 6.5%
     36,100 Bob Evans Farms Inc                                          769,363
     65,200 McCormick & Co Inc (nonvtg)                                2,351,242
     61,500 Whitman Corp                                               1,007,063
                                                                      $4,127,668

HOTELS/MOTELS --- 2.9%
     61,100 Carnival Corp                                              1,882,613
                                                                      $1,882,613

HOUSEHOLD GOODS --- 8.7%
     40,550 Clorox Co                                                  1,439,525
     41,700 Fortune Brands Inc                                         1,251,000
    102,500 Leggett & Platt Inc                                        1,941,043
     41,400 Newell Rubbermaid Inc                                        941,850
                                                                      $5,573,418

INSURANCE RELATED --- 3.9%
     28,200 XL Capital Ltd Class A                                     2,463,975
                                                                      $2,463,975

LEISURE & ENTERTAINMENT --- 4.8%
     64,600 International Game Technology*                             3,100,800
                                                                      $3,100,800

MEDICAL PRODUCTS --- 5.5%
     87,600 Apogent Techologies Inc                                    1,795,800
     30,200 Bausch & Lomb Inc                                          1,221,197
     29,200 Sybron Dental Specialties Inc*                               492,750
                                                                      $3,509,747

MISCELLANEOUS --- 0.5%
     15,100 Energizer Holdings Inc*                                      322,763
                                                                        $322,763

OFFICE EQUIPMENT & SUPPLIES --- 6.7%
     88,000 Herman Miller Inc                                          2,530,000
     52,600 Pitney Bowes Inc                                           1,742,375
                                                                      $4,272,375

PRINTING & PUBLISHING --- 12.7%
     51,900 Houghton Mifflin Co                                        2,406,863
     78,300 Lee Enterprises Inc                                        2,334,280
     40,400 McClatchy Co Class A                                       1,722,050
     39,200 Tribune Co                                                 1,656,200
                                                                      $8,119,393

REAL ESTATE --- 3.8%
     95,800 Rouse Co REIT                                              2,442,900
                                                                      $2,442,900

RETAIL --- 2.5%
     65,500 Longs Drug Stores Corp                                     1,580,188
                                                                      $1,580,188

SPECIALIZED SERVICES --- 11.3%
    134,100 Cendant Corp*                                              1,290,713
     60,200 Dun & Bradstreet Corp*                                     1,557,675
     35,600 H&R Block Inc                                              1,472,950
     61,200 Harte-Hanks Inc                                            1,449,644
    127,900 ServiceMaster Co                                           1,470,850
                                                                      $7,241,832

TELEPHONE & TELECOMMUNICATIONS --- 4.2%
     75,000 CenturyTel Inc                                             2,681,250
                                                                      $2,681,250

TOYS --- 3.0%
    179,100 Hasbro Inc                                                 1,902,938
                                                                      $1,902,938

TOTAL COMMON STOCK --- 96.5%                                         $61,734,935
(Cost $59,256,394)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 3.5%
  2,258,000 Household Finance Corp                                     2,256,777
                                                                      $2,256,777

TOTAL SHORT-TERM INVESTMENTS --- 3.5%                                 $2,256,777
(Cost $2,256,777)

TOTAL ARIEL MIDCAP VALUE PORTFOLIO --- 100.0%                        $63,991,712
(Cost $61,513,171)




INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Index 600 Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Index 600 Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001




                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 13)

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                  INDEX
                                                                   600
                                                                PORTFOLIO
                                                             ----------------
                                                             ----------------
ASSETS:
     Investments in securities, market value  (1)          $      28,126,810
     Dividends and interest receivable                                17,342
     Receivable for investments sold                                 308,855
                                                             ----------------
                                                             ----------------

            Total assets                                          28,453,007
                                                             ----------------
                                                             ----------------

LIABILITIES:
     Due to investment advisor                                        12,592
     Payable for investments purchased                               146,519
     Payable to custodian                                             15,107
                                                             ----------------
                                                             ----------------

            Total liabilities                                        174,218
                                                             ----------------
                                                             ----------------

NET ASSETS                                                 $      28,278,789
                                                             ================
                                                             ================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                         $       3,682,419
     Additional paid-in capital                                   22,228,148
     Net unrealized appreciation on investments                      907,688
     Undistributed net investment income                                 772
     Accumulated net realized gain on investments                  1,459,762
                                                             ----------------
                                                             ----------------

NET ASSETS                                                 $      28,278,789
                                                             ================
                                                             ================

NET ASSET VALUE PER OUTSTANDING SHARE                      $          0.7679
                                                             ================
                                                             ================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                  100,000,000
     Outstanding                                                  36,824,191

(1)  Cost of investments in securities:                    $      27,219,122

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                         INDEX
                                                                                          600
                                                                                       PORTFOLIO
                                                                                     ---------------
                                                                                     ---------------
INVESTMENT INCOME:
     Interest                                                                      $         60,237
     Dividends                                                                              205,322
                                                                                     ---------------
                                                                                     ---------------

     Total income                                                                           265,559
                                                                                     ---------------
                                                                                     ---------------

EXPENSES:
     Management fees                                                                        166,023
                                                                                     ---------------
                                                                                     ---------------

NET INVESTMENT INCOME                                                                        99,536
                                                                                     ---------------
                                                                                     ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                     5,258,629
     Net realized loss on futures contracts                                                 (34,138)
     Change in net unrealized appreciation on investments                                (2,589,385)
     Change in net unrealized appreciation on futures contracts                             (61,800)
                                                                                     ---------------
                                                                                     ---------------

     Net realized and unrealized gain on investments and futures contracts                2,573,306
                                                                                     ---------------
                                                                                     ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $      2,672,842
                                                                                     ===============
                                                                                     ===============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                         INDEX 600
                                                                         PORTFOLIO
                                                                       ----------------------------------
                                                                       ----------------------------------
                                                                            2000               1999
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                           $         99,536   $        151,475
     Net realized gain on investments                                       5,258,629          1,679,780
     Net realized gain (loss) on futures contracts                            (34,138)           201,595
     Change in net unrealized appreciation on investments                  (2,589,385)           584,755
     Change in net unrealized appreciation on futures contracts               (61,800)            61,800
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     Net increase in net assets resulting from operations                   2,672,842          2,679,405
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                               (99,712)          (150,476)
     From net realized gains                                               (3,446,531)        (2,136,570)
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     Total distributions                                                   (3,546,243)        (2,287,046)
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                     14,955,564          4,705,739
     Reinvestment of distributions                                          3,546,243          2,287,046
     Redemptions of shares                                                (14,518,257)        (5,835,132)
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     Net increase in net assets resulting from share transactions           3,983,550          1,157,653
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     Total increase in net assets                                           3,110,149          1,550,012

NET ASSETS:
     Beginning of period                                                   25,168,640         23,618,628
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     End of period  (1)                                              $     28,278,789   $     25,168,640
                                                                       ===============    ===============
                                                                       ===============    ===============


OTHER INFORMATION:

SHARES:
     Sold                                                                  17,868,363          6,227,749
     Issued in reinvestment of distributions                                4,827,858          3,084,185
     Redeemed                                                             (17,337,737)        (7,664,538)
                                                                       ---------------    ---------------
                                                                       ---------------    ---------------

     Net increase                                                           5,358,484          1,647,396
                                                                       ===============    ===============
                                                                       ===============    ===============

(1) Including undistributed net investment income                    $            772   $            948

See notes to financial statements.


MAXIM SERIES FUND, INC.

INDEX 600 PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                     Year Ended December 31,
                                     -----------------------------------------------------------------
                                     -----------------------------------------------------------------
                                        2000          1999         1998          1997         1996
                                     -----------   -----------  -----------   -----------  -----------
                                     -----------   -----------  -----------   -----------  -----------


Net Asset Value, Beginning of Perio$     0.7999  $     0.7921 $     1.2588  $     1.2370 $     1.1680

Income from Investment Operations

Net investment income                    0.0028        0.0049       0.0069        0.0081       0.0124
Net realized and unrealized gain (loss)  0.0743        0.0809      (0.0532)       0.2419       0.1659
                                     -----------   -----------  -----------   -----------  -----------
                                     -----------   -----------  -----------   -----------  -----------

Total Income (Loss) From
Investment Operations                    0.0771        0.0858      (0.0463)       0.2500       0.1783
                                     -----------   -----------  -----------   -----------  -----------
                                     -----------   -----------  -----------   -----------  -----------

Less Distributions

From net investment income              (0.0028)      (0.0049)     (0.0069)      (0.0081)     (0.0124)
From net realized gains                 (0.1063)      (0.0731)     (0.4135)      (0.2201)     (0.0969)
                                     -----------   -----------  -----------   -----------  -----------
                                     -----------   -----------  -----------   -----------  -----------

Total Distributions                     (0.1091)      (0.0780)     (0.4204)      (0.2282)     (0.1093)
                                     -----------   -----------  -----------   -----------  -----------
                                     -----------   -----------  -----------   -----------  -----------

Net Asset Value, End of Period     $     0.7679  $     0.7999 $     0.7921  $     1.2588 $     1.2370
                                     ===========   ===========  ===========   ===========  ===========
                                     ===========   ===========  ===========   ===========  ===========

                                                                    -1.58%
Total Return                             10.25%        11.85%       (1.58%)       21.00%       15.30%

Net Assets, End of Period          $ 28,278,789  $ 25,168,640 $ 23,618,628  $ 121,454,805$ 80,783,692

Ratio of Expenses to
Average Net Assets                        0.60%         0.60%        0.60%         0.60%        0.60%

Ratio of Net Investment Income to
Average Net Assets                        0.36%         0.66%        0.25%         0.66%        1.04%

Portfolio Turnover Rate                  85.61%        37.75%       59.18%       102.45%       39.66%

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Index 600 Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the Standard & Poors SmallCap 600 Stock Index. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Dividends

     Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.


     Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $24,637,933 and $22,941,865, respectively. For the year ended December 31, 2000, there were no purchases or sales of U.S. Government securities.

4.   UNREALIZED APPRECIATION (DEPRECIATION)

     At December 31, 2000, the U.S. Federal income tax cost basis was $27,842,382. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $5,142,694 and gross depreciation of securities in which there was an excess of tax cost over value of $4,858,266, resulting in net appreciation of $284,428.




The Maxim Series Fund

Index 600 Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 0.7%
      2,240 AAR Corp                                                      28,280
      1,020 Alliant Techsystems Inc*                                      68,085
      1,980 BE Aerospace Inc*                                             31,680
      2,980 Orbital Sciences Corp*                                        12,293
      2,600 Teledyne Technologies Inc*                                    61,425
                                                                        $201,763

AGRICULTURE --- 0.6%
      2,770 Corn Products International Inc                               80,502
      3,550 DIMON Inc                                                     19,525
      3,046 Delta & Pine Land Co                                          63,774
                                                                        $163,801

AIR FREIGHT --- 0.1%
      2,900 Fritz Cos Inc*                                                17,580
                                                                         $17,580

AIRLINES --- 0.9%
      1,780 Atlantic Coast Airlines Holdings Inc*                         72,758
      2,700 Mesa Air Group Inc*                                           18,900
      1,200 Midwest Express Holdings Inc*                                 17,624
      4,540 SkyWest Inc                                                  130,525
                                                                        $239,807

AUTO PARTS & EQUIPMENT --- 0.8%
      1,530 Applied Industrial Technologies Inc                           31,460
      5,950 Gentex Corp*                                                 110,819
      2,000 Intermet Corp                                                  7,250
      1,200 Midas Inc                                                     14,324
        920 Standard Motor Products Inc                                    6,785
      1,750 TBC Corp*                                                      7,984
      2,940 Tenneco Automotive Inc                                         8,820
      3,580 Tower Automotive Inc*                                         32,220
                                                                        $219,662

BANKS --- 5.7%
      3,090 Centura Banks Inc                                            149,093
      2,100 Chittenden Corp                                               63,655
      2,470 Commerce Bancorp Inc                                         168,886
      4,345 Commercial Federal Corp                                       84,454
      3,370 Community First Bankshares Inc                                63,609
      4,070 Cullen/Frost Bankers Inc                                     170,175
      1,900 East West Bancorp Inc                                         47,380
      2,110 First BanCorp                                                 49,849
      3,210 First Midwest Bancorp Inc                                     92,288
      1,000 GBC Bancorp                                                   38,375
      4,268 Hudson United Bancorp                                         89,359
      3,500 Imperial Bancorp*                                             91,875
      2,061 Provident Bankshares Corp                                     43,023
      2,200 Riggs National Corp                                           30,661
      3,430 South Finanical Group Inc                                     45,448
      2,200 Southwest Bancorp of Texas Inc*                               94,461
      2,100 Sterling Bancshares Inc                                       41,475
      3,050 Susquehanna Bancshares Inc                                    50,325
      4,870 TrustCo Bank Corp NY                                          59,351
      3,320 United Bankshares Inc                                         70,550
      1,740 Whitney Holding Corp                                          63,183
                                                                      $1,607,475

BIOTECHNOLOGY --- 2.3%
      5,190 Advanced Tissue Sciences Inc*                                 15,731
      3,900 Alliance Pharmaceutical Corp*                                 33,638
      4,360 Bio-Technology General Corp*                                  30,790
      3,290 Cephalon Inc*                                                208,296
      2,126 Enzo Biochem Inc*                                             52,884
      2,620 IDEXX Laboratories Inc*                                       57,640
      2,500 Immune Response Corp*                                          6,563
      2,830 Organogenesis Inc*                                            25,442
      2,890 Regeneron Pharmaceuticals Inc*                               101,916
      3,260 Techne Corp*                                                 117,562
                                                                        $650,462

BUILDING MATERIALS --- 0.5%
      2,170 Apogee Enterprises Inc                                        11,664
      1,540 Elcor Corp                                                    25,988
      4,370 Lennox International Inc                                      33,868
        870 Simpson Manufacturing Co Inc*                                 44,370
      1,690 Universal Forest Products Inc                                 22,393
                                                                        $138,283

CHEMICALS --- 1.6%
      1,700 Arch Chemicals Inc                                            30,175
      1,970 Cambrex Corp                                                  89,143
      1,090 ChemFirst Inc                                                 24,048
      2,500 Georgia Gulf Corp                                             42,655
      2,440 MacDermid Inc                                                 46,360
      1,090 Material Sciences Corp*                                        8,379
      2,161 Mississippi Chemical Corp                                      6,807
      2,010 OM Group Inc                                                 109,796
      3,160 Omnova Solutions Inc                                          18,960
        680 Penford Corp                                                   9,690
      7,500 PolyOne Corp                                                  44,063
        770 Quaker Chemical Corp                                          14,485
                                                                        $444,561

COMMUNICATIONS - EQUIPMENT --- 2.1%
      3,100 Adaptive Broadband Corp*                                      18,988
      2,160 Allen Telecom Inc*                                            38,744
      3,100 Anixter International Inc*                                    67,038
      4,080 Aspect Communications Corp*                                   32,828
      1,900 Audiovox Corp Class*                                          17,100
        800 Bel Fuse Inc Class B                                          27,200
      4,390 Brightpoint Inc*                                              15,365
        900 Brooktrout Inc*                                                8,521
      3,585 Cable Design Technologies Corp*                               60,271
      5,810 DMC Stratex Networks Inc*                                     87,150
      1,000 Davox Corp*                                                    9,750
      4,700 Harmonic Inc*                                                 26,729
      2,050 Inter-Tel Inc                                                 15,758
      2,600 International FiberCom Inc*                                   12,836
      6,500 P-Com Inc*                                                    19,903
      2,180 Proxim Inc*                                                   93,740
      1,955 SymmetriCom Inc*                                              19,061
      1,700 ViaSat Inc*                                                   22,313
                                                                        $593,295

COMPUTER HARDWARE & SYSTEMS --- 0.2%
      3,640 Auspex Systems Inc*                                           25,480
      1,150 Digi International Inc*                                        7,044
      1,660 Network Equipment Technologies Inc*                           10,685
      1,200 Standard Microsystems Corp*                                   24,300
                                                                         $67,509

COMPUTER SOFTWARE & SERVICES --- 6.4%
      2,400 AVT Corp*                                                     11,923
      3,300 American Management Systems Inc*                              65,380
      1,830 Analysts International Corp                                    6,976
      2,400 Aspen Technology Inc*                                         79,800
      3,060 Avant! Corp*                                                  56,035
      2,100 Avid Technology Inc*                                          38,357
      1,900 Aware Inc*                                                    33,725
      1,785 BARRA Inc*                                                    84,118
      1,200 Bell Microproducts Inc*                                       19,050
        830 CACI International Inc Class A*                               19,102
      4,750 CIBER Inc*                                                    23,156
      1,720 Computer Task Group Inc                                        6,772
      1,410 Concord Communications Inc*                                   12,338
      3,290 Dendrite International Inc*                                   73,614
      1,940 Exabyte Corp*                                                  6,668
      1,090 Fair Isaac & Co Inc                                           55,590
      2,860 FileNET Corp*                                                 77,935
      1,700 Gerber Scientific Inc                                         14,555
      1,550 Great Plains Software Inc*                                    72,946
      2,500 HNC Software Inc                                              74,218
      2,070 Hutchinson Technology Inc*                                    28,463
      2,575 Hyperion Solutions Corp*                                      39,750
      1,140 Innovex Inc*                                                   7,695
      2,730 InterVoice-Brite Inc*                                         19,793
        900 Kronos Inc*                                                   27,843
      1,340 MICROS Systems Inc*                                           24,455
      2,100 NYFIX Inc*                                                    50,793
      1,400 PC-Tel Inc*                                                   15,050
      2,200 Phoenix Technologies Ltd*                                     29,665
      2,800 Progress Software Corp*                                       40,424
      1,660 Project Software & Development Inc*                           17,818
      1,160 QRS Corp*                                                     14,862
      3,150 RSA Security  Inc*                                           166,556
      1,300 RadiSys Corp*                                                 33,638
      2,300 Radiant Systems Inc*                                          47,150
      2,100 Rainbow Technologies Inc*                                     33,205
      4,960 Read-Rite Corp*                                               19,994
      2,450 Remedy Corp*                                                  40,577
      2,300 SAGA SYSTEMS Inc*                                             26,305
      1,150 SCM Microsystems Inc*                                         37,950
        900 SPSS Inc*                                                     19,856
      2,700 Systems & Computer Tech Corp*                                 33,242
      1,680 THQ Inc*                                                      40,950
      2,600 Verity Inc*                                                   62,561
      2,500 Visual Networks Inc*                                           8,125
      2,490 Xircom Inc*                                                   38,595
      1,280 ZixIt Corp*                                                   11,200
      3,920 eLoyalty Corp*                                                25,355
      1,900 ePresence Inc*                                                 8,252
                                                                      $1,802,380

COSMETICS & PERSONAL CARE --- 0.1%
      5,460 NBTY Inc*                                                     25,935
      1,275 Nature's Sunshine Products Inc                                 8,685
                                                                         $34,620

DISTRIBUTORS --- 2.4%
      2,746 Bindley Western Industries Inc                               114,129
      3,270 Fleming Cos Inc                                               38,625
      1,100 Morrison Management Specialists Inc                           38,401
      1,000 Nash-Finch Co                                                 11,687
      2,750 Owens & Minor Inc                                             48,813
      5,380 Patterson Dental Co*                                         182,248
      1,200 Performance Food Group Co*                                    61,518
      3,588 Priority Healthcare Corp*                                    146,433
      1,560 United Natural Foods Inc*                                     27,495
                                                                        $669,349

ELECTRIC COMPANIES --- 1.4%
      3,700 Avista Corp                                                   75,850
        670 Bangor-Hydro Electric Co                                      17,210
      1,270 CH Energy Group Inc                                           56,833
      1,000 Central Vermont Public Service Corp                           12,187
        540 Green Mountain Power Corp                                      6,750
      1,770 NorthWestern Corp                                             40,931
      2,700 RGS Energy Group Inc                                          87,580
      1,110 UIL Holdings Corp                                             55,223
      2,700 UniSource Energy Corp                                         50,792
                                                                        $403,356

ELECTRONIC INSTRUMENTS & EQUIP --- 6.6%
      1,790 AO Smith Corp                                                 30,541
      3,075 APW Ltd*                                                     103,781
      4,600 Aeroflex Inc*                                                132,609
      3,380 Alpha Industries Inc*                                        125,060
      1,100 Analogic Corp                                                 49,018
      2,970 Artesyn Technologies Inc*                                     47,149
        950 AstroPower Inc*                                               29,806
      2,680 Baldor Electric Co                                            56,615
      2,050 Belden Inc                                                    52,019
      1,470 Benchmark Electronics Inc*                                    33,166
      1,610 Black Box Corp*                                               77,782
      2,020 C&D Technologies Inc                                          87,238
      2,640 C-COR.net Corp*                                               25,656
      2,400 Checkpoint Systems Inc*                                       17,849
      2,250 Coherent Inc*                                                 73,125
      1,700 Cohu Inc                                                      23,693
      2,110 Electro Scientific Industries Inc*                            59,080
      2,580 Harman International Industries Inc                           94,170
      1,300 Itron Inc*                                                     4,713
      1,350 Keithley Instruments Inc                                      58,134
      2,390 Kent Electronics Corp*                                        39,435
      1,800 MagneTek Inc*                                                 23,400
      1,800 Mercury Computer Systems Inc*                                 83,587
      2,960 Methode Electronics Inc Class A                               67,894
      1,355 Park Electrochemical Corp                                     41,581
        900 Photon Dynamics Inc*                                          20,250
      2,800 Robotic Vision Systems Inc*                                    7,700
      1,150 Rogers Corp*                                                  47,221
      2,880 SLI Inc                                                       18,539
      2,740 Technitrol Inc                                               112,683
      1,664 Three-Five Systems Inc*                                       29,952
      1,830 Trimble Navigation Ltd*                                       43,920
      3,310 Vicor Corp*                                                  100,541
      2,040 Watsco Inc                                                    23,501
      1,650 X-Rite Inc                                                    12,890
                                                                      $1,854,298

ELECTRONICS - SEMICONDUCTOR --- 3.6%
      1,830 AXT Inc*                                                      60,503
      2,000 Actel Corp*                                                   48,374
      2,500 Advanced Energy Industries Inc*                               56,250
      3,400 Alliance Semiconductor Corp*                                  38,461
      7,800 Axcelis Technologies Inc*                                     69,225
      3,880 C-Cube Microsystems Inc*                                      47,771
      2,400 Cymer Inc*                                                    61,762
      1,300 DuPont Photomasks Inc*                                        68,696
      3,450 ESS Technology Inc*                                           17,681
      1,570 Electroglas Inc*                                              24,040
      2,940 General Semiconductor Inc*                                    18,375
      1,710 Helix Technology Corp                                         40,477
      5,000 Kopin Corp*                                                   55,310
      3,880 Kulicke & Soffa Industries Inc*                               43,650
      1,900 Pericom Semiconductor Corp*                                   35,150
      2,330 Photronics Inc*                                               54,608
      2,125 Pioneer-Standard Electronics Inc                              23,375
      7,330 SONICblue Inc*                                                30,236
      2,700 Silicon Valley Group Inc*                                     77,625
      2,470 SpeedFam-IPEC Inc*                                            14,973
        900 Supertex Inc*                                                 17,789
      1,400 TelCom Semiconductor Inc*                                     15,925
      1,660 Ultratech Stepper Inc*                                        42,953
      2,500 Varian Semiconductor Equipment Associates Inc*                59,375
                                                                      $1,022,584

ENGINEERING & CONSTRUCTION --- 0.9%
        450 Butler Manufacturing Co                                       11,390
      1,400 Florida Rock Industries Inc                                   54,775
      3,200 Foster Wheeler Corp                                           16,800
      6,100 Massey Energy Co                                              77,775
      1,630 Texas Industries Inc                                          48,900
      1,400 URS Corp*                                                     20,562
      4,130 Washington Group International Inc*                           33,812
                                                                        $264,014

FINANCIAL SERVICES --- 0.2%
      2,016 Cash America International Inc                                 8,820
      3,280 Mutual Risk Management Ltd                                    49,813
                                                                         $58,633

FOOD & BEVERAGES --- 2.3%
        860 Agribrands International Inc*                                 46,010
      1,600 American Italian Pasta Co Class A*                            42,899
        760 Coca-Cola Bottling Co Consolidated                            28,785
      1,550 Constellation Brands Inc Class A*                             91,063
      3,500 Earthgrains Co                                                64,750
      2,700 Hain Celestial Group Inc*                                     87,750
      1,460 International Multifoods Corp                                 29,656
        770 J&J Snack Foods Corp*                                         12,945
      1,390 Michael Foods Inc                                             41,874
      2,350 Ralcorp Holdings Inc*                                         38,481
      4,280 Smithfield Foods Inc*                                        130,112
      1,700 Triarc Cos Inc*                                               41,225
                                                                        $655,550

GOLD, METALS & MINING --- 0.9%
      1,075 AM Castle & Co                                                10,750
        760 Cleveland-Cliffs Inc                                          16,387
      1,013 Commercial Metals Co                                          22,539
      1,350 Commonwealth Industries Inc                                    6,075
      1,250 IMCO Recycling Inc                                             6,640
      1,000 Quanex Corp                                                   20,125
      3,600 Steel Dynamics Inc*                                           39,600
        900 Steel Technologies Inc                                         4,950
      3,200 Stillwater Mining Co*                                        125,920
                                                                        $252,986

HARDWARE & TOOLS --- 0.5%
      2,210 Scotts Co Class A*                                            81,631
      1,100 Toro Co                                                       40,356
      1,190 WD-40 Co                                                      23,130
                                                                        $145,117

HEALTH CARE RELATED --- 5.0%
      1,300 Accredo Health Inc*                                           65,243
      2,450 Advance Paradigm Inc*                                        111,475
      4,860 Coventry Health Care Inc*                                    129,699
      1,350 Cryolife Inc*                                                 40,838
        540 Curative Health Services Inc*                                  3,003
      5,280 Hooper Holmes Inc                                             58,397
      1,250 Impath Inc*                                                   83,125
      1,640 MAXIMUS Inc*                                                  57,297
      4,000 Mid Atlantic Medical Services Inc*                            79,248
      3,860 Orthodontic Centers of America Inc*                          120,625
      1,900 PAREXEL International Corp*                                   20,543
      1,190 Pediatrix Medical Group Inc*                                  28,634
      1,970 Pharmaceutical Product Development Inc*                       97,883
      2,400 Province Healthcare Co*                                       94,500
      3,640 Renal Care Group Inc*                                         99,812
      2,210 Sierra Health Services Inc*                                    8,398
      7,350 US Oncology Inc*                                              46,393
      2,350 Universal Health Services Inc Class B*                       262,573
                                                                      $1,407,686

HEAVY TRUCKS & PARTS --- 0.3%
      1,300 Oshkosh Truck Corp                                            57,200
      1,620 Titan International Inc                                        6,885
      1,750 Wabash National Corp                                          15,094
                                                                         $79,179

HOMEBUILDING --- 2.0%
      3,730 Champion Enterprises Inc*                                     10,258
      5,383 DR Horton Inc                                                131,544
      2,600 Fleetwood Enterprises Inc                                     27,300
      1,600 MDC Holdings Inc                                              52,720
        800 NVR Inc*                                                      98,880
      1,110 Ryland Group Inc                                              45,233
        780 Skyline Corp                                                  14,771
      2,480 Standard Pacific Corp                                         57,970
      3,000 Toll Brothers Inc*                                           122,625
                                                                        $561,301

HOTELS/MOTELS --- 0.3%
      2,300 Marcus Corp                                                   31,913
      3,600 Prime Hospitality Corp*                                       41,850
                                                                         $73,763

HOUSEHOLD GOODS --- 1.0%
      1,800 Applica Inc*                                                   8,775
        880 Bassett Furniture Industries Inc                               9,900
      3,090 Ethan Allen Interiors Inc                                    103,515
      2,590 Fedders Corp                                                  11,979
      4,800 La-Z-Boy Inc                                                  75,600
      1,310 Libbey Inc                                                    39,791
        466 National Presto Industries Inc                                14,300
      1,100 Royal Appliance Manufacturing Co*                              4,400
      1,000 Salton Inc*                                                   20,687
                                                                        $288,947

INSURANCE RELATED --- 2.9%
      1,719 Delphi Financial Group Inc Class A*                           66,182
      1,130 EW Blanch Holdings Inc                                        19,704
      3,000 Enhance Financial Services Group Inc                          46,311
      5,414 Fidelity National Financial Inc                              199,977
      5,040 First American Financial Corp                                165,690
      5,540 Fremont General Corp                                          15,578
      1,130 Hilb Rogal & Hamilton Co                                      45,059
      1,000 LandAmerica Financial Group Inc                               40,437
        700 RLI Corp                                                      31,281
        700 SCPIE Holdings Inc                                            16,538
      1,950 Selective Insurance Group Inc                                 47,288
      2,980 Trenwick Group Ltd                                            73,940
      1,300 Zenith National Insurance Corp                                38,188
                                                                        $806,173

INVESTMENT BANK/BROKERAGE FIRM --- 2.1%
        990 Dain Rauscher Corp                                            93,740
      5,560 Eaton Vance Corp                                             179,310
      1,920 Jefferies Group Inc                                           60,000
      2,200 Morgan Keegan Inc                                             58,300
      3,610 Raymond James Financial Inc                                  125,899
      1,200 Southwest Securities Group Inc                                31,050
      2,000 Tucker Anthony Sutro Corp                                     49,124
                                                                        $597,423

LEISURE & ENTERTAINMENT --- 1.7%
      1,140 Anchor Gaming*                                                44,460
      1,900 Arctic Cat Inc                                                22,088
      3,080 Aztar Corp*                                                   39,846
      1,200 Coachmen Industries Inc                                       12,600
        850 Huffy Corp*                                                    5,525
      1,400 JAKKS Pacific Inc*                                            12,775
      1,515 K2 Inc*                                                       12,120
      1,250 Meade Instruments Corp*                                        8,203
      3,118 Midway Games Inc*                                             22,138
      1,600 Monaco Coach Corp*                                            28,299
      2,060 Pinnacle Entertainment Inc*                                   27,810
      1,850 Polaris Industries Inc                                        73,538
      1,300 SCP Pool Corp*                                                39,081
      2,100 Sturm Ruger & Co Inc                                          19,818
        870 Thor Industries Inc                                           17,183
      2,600 WMS Industries Inc*                                           52,325
      1,800 Winnebago Industries Inc                                      31,612
                                                                        $469,421

MACHINERY --- 0.4%
      1,160 Gardner Denver Inc*                                           24,708
      1,945 Manitowoc Co Inc                                              56,405
      2,700 Milacron Inc                                                  43,367
                                                                        $124,480

MANUFACTURING --- 6.4%
        770 Amcast Industrial Corp                                         7,651
      2,810 AptarGroup Inc                                                82,544
      1,500 Astec Industries Inc*                                         19,781
      2,140 BMC Industries Inc                                            10,433
      1,400 Barnes Group Inc                                              27,825
      1,730 Brady Corp Class A                                            58,495
      1,230 Brush Engineered Materials Inc                                24,830
      2,030 CLARCOR Inc                                                   41,995
      2,150 CTS Corp                                                      78,340
      1,400 CUNO Inc*                                                     37,537
      3,430 Cognex Corp*                                                  75,889
      1,710 Dionex Corp*                                                  58,995
      1,300 Esterline Technologies Corp*                                  34,125
      1,130 Flow International Corp*                                      12,430
      3,360 GenCorp Inc                                                   32,340
      1,700 Graco Inc                                                     70,338
      2,300 Griffon Corp*                                                 18,113
      2,380 IDEX Corp                                                     78,838
      1,900 Insituform Technologies Inc Class A*                          75,763
      1,315 Intermagnetics General Corp*                                  22,026
      1,220 Ionics Inc*                                                   34,618
      3,300 JLG Industries Inc                                            35,063
      1,780 Kaman Corp Class A                                            30,038
        860 Lawson Products Inc                                           23,381
        890 Lindsay Manufacturing Co                                      20,136
      1,200 Lydall Inc*                                                   10,424
      2,620 Mueller Industries Inc*                                       70,247
      1,818 Myers Industries Inc                                          26,361
      3,341 Paxar Corp*                                                   34,035
      1,600 RTI International Metals Inc*                                 22,899
      1,630 Regal-Beloit Corp                                             27,808
      1,970 Reliance Steel & Aluminum Co                                  48,758
        800 Robbins & Myers Inc                                           19,300
      2,420 Roper Industries Inc                                          80,010
      1,100 SPS Technologies Inc*                                         60,293
      1,440 Scott Technologies Inc*                                       32,220
      3,160 Shaw Group Inc*                                              158,000
        910 Standex International Corp                                    18,769
      1,200 Thomas Industries Inc                                         27,900
      3,150 Tredegar Corp                                                 54,927
      3,300 Valence Technology Inc*                                       30,730
      1,790 Valmont Industries Inc                                        32,891
      2,080 Watts Industries Inc Class A                                  28,860
        910 Wolverine Tube Inc*                                           10,911
                                                                      $1,806,867

MEDICAL PRODUCTS --- 3.0%
      1,750 ArthroCare Corp*                                              34,125
      1,300 CONMED Corp*                                                  22,263
      1,090 Cooper Cos Inc                                                43,464
      2,070 Cygnus Inc*                                                   10,091
      1,260 Datascope Corp                                                43,155
      1,170 Diagnostic Products Corp                                      63,911
      1,270 Hologic Inc*                                                   6,746
      2,500 Invacare Corp                                                 85,625
      1,950 Mentor Corp                                                   38,025
      1,200 Osteotech Inc*                                                 5,700
        990 PolyMedica Corp*                                              33,041
      2,400 ResMed Inc*                                                   95,700
      2,300 Respironics Inc*                                              65,550
      1,980 Sola International Inc*                                        8,168
        700 Spacelabs Medical Inc*                                         9,100
      2,000 Syncor International Corp*                                    72,750
      2,280 Theragenics Corp*                                             11,400
      2,440 Varian Medical Systems Inc*                                  165,766
        880 Vital Signs Inc                                               28,270
                                                                        $842,850

OFFICE EQUIPMENT & SUPPLIES --- 0.4%
        580 Nashua Corp                                                    2,575
        980 New England Business Service Inc                              17,885
      2,100 Standard Register Co                                          29,925
      2,700 United Stationers Inc*                                        67,176
                                                                        $117,561

OIL & GAS --- 7.2%
      1,200 Atwood Oceanics Inc*                                          52,572
      2,570 Barrett Resources Corp*                                      146,007
      2,250 Cabot Oil & Gas Corp Class A                                  70,171
      2,680 Cal Dive International Inc*                                   71,355
      5,700 Cross Timbers Oil Co                                         158,175
      1,300 Dril-Quip Inc*                                                44,443
      3,834 Friede Goldman Halter Inc*                                    13,657
      1,400 HS Resources Inc*                                             59,325
      4,000 Input/Output Inc*                                             40,748
      3,400 Louis Dreyfus Natural Gas Corp*                              155,761
      3,340 Newfield Exploration Co*                                     158,440
      1,500 Nuevo Energy Co*                                              25,968
      1,780 Oceaneering International Inc*                                34,598
      1,640 Offshore Logistics Inc*                                       35,335
      1,700 Patina Oil & Gas Corp                                         40,800
      1,330 Plains Resources Inc*                                         28,096
      3,160 Pogo Producing Co                                             98,355
      5,430 Pride International Inc*                                     133,714
      1,650 Remington Oil & Gas Corp*                                     21,450
      1,315 SEACOR SMIT Inc*                                              69,202
      2,050 Seitel Inc*                                                   37,796
      1,900 St Mary Land & Exploration Co                                 63,293
      1,420 Stone Energy Corp*                                            91,661
      1,700 Swift Energy Co*                                              63,963
      1,160 TETRA Technologies Inc*                                       17,980
      3,000 Tom Brown Inc*                                                98,625
      2,500 Veritas DGC Inc*                                              80,750
      4,960 Vintage Petroleum Inc                                        106,640
                                                                      $2,018,880

PAPER & FOREST PRODUCTS --- 0.4%
      2,740 Buckeye Technologies Inc*                                     38,530
      2,010 Caraustar Industries Inc                                      18,844
      1,300 Chesapeake Corp                                               26,731
        900 Deltic Timber Corp                                            21,488
      1,050 Pope & Talbot Inc                                             17,653
                                                                        $123,246

PHARMACEUTICALS --- 1.3%
      3,144 Alpharma Inc Class A                                         137,943
      1,300 MGI Pharma Inc*                                               21,450
      2,430 Medicis Pharmaceutical Corp Class A*                         143,674
      1,870 Noven Pharmaceuticals Inc*                                    69,891
                                                                        $372,958

PHOTOGRAPHY/IMAGING --- 0.6%
      4,120 Pinnacle Systems Inc*                                         30,385
      3,600 Polaroid Corp                                                 20,923
      2,590 Zebra Technologies Corp Class A*                             105,662
                                                                        $156,970

PRINTING & PUBLISHING --- 0.7%
      2,650 Bowne & Co Inc                                                27,989
      1,000 Consolidated Graphics Inc*                                    11,937
      1,660 Information Holdings Inc*                                     38,905
      2,220 John H Harland Co                                             31,358
      2,500 Penton Media Inc                                              67,188
      1,175 Thomas Nelson Inc                                              8,225
                                                                        $185,602

RESTAURANTS --- 2.2%
      1,930 Applebee's International Inc                                  60,673
      2,120 CEC Entertainment Inc*                                        72,345
      2,405 Cheesecake Factory Inc*                                       92,292
      2,256 Consolidated Products Inc*                                    15,510
      1,680 IHOP Corp*                                                    36,434
      3,020 Jack In The Box Inc*                                          88,900
      1,680 Landry's Seafood Restaurants Inc                              16,694
      1,800 Luby's Inc                                                    10,800
        900 PF Changs China Bistro Inc*                                   28,293
      1,080 Panera Bread Co Class A*                                      24,637
      1,500 Rare Hospitality International Inc*                           33,468
      5,040 Ruby Tuesday Inc                                              76,860
      2,500 Ryan's Family Steak Houses Inc*                               23,593
      2,020 Sonic Corp*                                                   47,090
                                                                        $627,589

RETAIL --- 5.8%
      2,833 99 Cents Only Stores*                                         77,553
      2,400 AnnTaylor Stores Corp*                                        59,849
      1,100 Building Materials Holding Corp*                               9,350
      3,500 Burlington Coat Factory Warehouse Corp                        66,280
      3,950 Casey's General Stores Inc                                    59,001
      2,090 Cato Corp Class A                                             28,738
      1,300 Chicos FAS Inc*                                               27,138
      1,600 Cost Plus Inc*                                                47,000
        550 DAMARK International Inc Class A*                              3,265
      1,260 Discount Auto Parts Inc*                                       6,930
      1,380 Dress Barn Inc*                                               40,020
      1,100 Factory 2-U Stores Inc*                                       36,438
      1,530 Footstar Inc*                                                 75,735
      1,800 Genesco Inc*                                                  43,987
      2,700 Goody's Family Clothing Inc*                                  12,150
      1,100 Gottschalks Inc*                                               4,538
      3,000 Great Atlantic & Pacific Tea Co Inc                           21,000
      1,550 Group 1 Automotive Inc*                                       14,531
      2,050 Gymboree Corp*                                                28,444
      1,300 Hancock Fabrics Inc                                            4,468
      1,990 Hughes Supply Inc                                             35,701
      3,260 Insight Enterprises Inc*                                      58,475
      1,200 J Baker Inc                                                    5,400
      1,540 Jo-Ann Stores Inc Class A*                                    10,105
        780 Lillian Vernon Corp                                            5,460
      3,300 Linens 'n Things Inc*                                         91,163
      3,255 Men's Wearhouse Inc*                                          88,699
      2,820 Michaels Stores Inc*                                          74,730
      4,010 O'Reilly Automotive Inc*                                     107,268
      2,480 Pacific Sunwear of California Inc*                            63,550
      4,200 Pep Boys - Manny Moe & Jack                                   15,225
      7,717 Pier 1 Imports Inc                                            79,578
      1,500 School Specialty Inc*                                         30,093
      2,220 ShopKo Stores Inc*                                            11,100
      3,330 Stein Mart Inc*                                               38,711
        800 Ultimate Electronics Inc*                                     17,550
      1,180 Wet Seal Inc Class A*                                         24,263
      2,070 Whole Foods Market Inc*                                      126,529
      2,740 Zale Corp*                                                    79,630
                                                                      $1,629,645

SAVINGS & LOANS --- 1.6%
      1,800 Anchor Bancorp Wisconsin Inc                                  28,800
      2,191 Downey Financial Corp                                        120,505
      1,820 MAF Bancorp Inc                                               51,755
      2,300 New York Community Bancorp Inc                                84,525
      2,800 Staten Island Bancorp Inc                                     59,850
      4,100 Washington Federal Inc                                       116,592
                                                                        $462,027

SHOES --- 1.2%
      1,360 Brown Shoe Co Inc                                             17,680
        890 K-Swiss Inc                                                   22,250
      3,320 Stride Rite Corp                                              23,240
      3,160 Timberland Co Class A*                                       211,325
      3,300 Wolverine World Wide Inc                                      50,325
                                                                        $324,820

SPECIALIZED SERVICES --- 5.6%
        900 4Kids Entertainment Inc*                                       8,043
      1,910 ABM Industries Inc                                            58,494
      1,550 ADVO Inc*                                                     68,781
      1,390 AT Cross Co Class A*                                           6,167
      1,670 Aaron Rents Inc                                               23,484
      1,380 Action Performance Cos Inc*                                    3,278
      2,300 Administaff Inc*                                              62,560
        650 Angelica Corp                                                  6,094
      3,370 Billing Concepts Corp*                                         6,740
      1,600 CDI Corp*                                                     23,400
        530 CPI Corp                                                      10,600
      3,030 Central Parking Corp                                          60,600
      2,840 Cerner Corp*                                                 131,350
        870 Chemed Corp                                                   29,254
      4,300 Copart Inc*                                                   92,450
      1,300 Cyrk Inc*                                                      3,900
      1,000 Department 56 Inc*                                            11,500
      2,270 Edgewater Technology Inc*                                     14,755
      1,160 Enesco Group Inc                                               5,437
      1,200 FYI Inc*                                                      44,250
      2,720 FactSet Research Systems Inc                                 100,830
      2,440 Fossil Inc*                                                   35,341
      1,600 Franklin Covey Co*                                            12,000
      1,600 G&K Services Inc Class A                                      45,000
      5,400 HA-LO Industries Inc*                                         12,150
      1,150 Hall Kinion & Associates Inc*                                 23,144
      1,500 Heidrick & Struggles International Inc*                       63,093
      2,290 Information Resources Inc*                                     7,584
      1,030 Insurance Auto Auctions Inc*                                  12,360
      1,700 Kroll-O'Gara Co*                                              10,200
      3,300 Labor Ready Inc*                                              10,930
      1,630 Mayor's Jewelers Inc*                                          4,686
      1,200 MemberWorks Inc*                                              25,500
      2,560 National Data Corp                                            93,760
      1,800 On Assignment Inc*                                            51,300
      1,900 Pegasus Solutions Inc*                                        13,180
      1,730 Pre-Paid Legal Services Inc*                                  44,115
      3,780 Profit Recovery Group Int'l Inc*                              24,098
      3,250 Regis Corp                                                    47,125
      1,500 Russ Berrie & Co Inc                                          31,688
      4,930 Spherion Corp*                                                55,768
      1,200 StarTek Inc*                                                  18,450
      2,900 Sybron Dental Specialties Inc*                                48,938
      3,125 Tetra Tech Inc*                                               99,609
      1,160 Volt Information Sciences Inc*                                24,070
                                                                      $1,586,056

TELEPHONE & TELECOMMUNICATIONS --- 0.3%
      1,300 Boston Communications Group Inc*                              36,238
      4,100 General Communication Inc Class A*                            28,700
      1,060 Metrocall Inc (rights) @*                                          0
      2,800 Pac-West Telecomm*                                             9,624
                                                                         $74,562

TEXTILES --- 1.2%
      1,000 Ashworth Inc*                                                  6,500
      2,000 Cone Mills Corp*                                               5,124
      1,000 Dixie Group Inc*                                               2,375
        460 Haggar Corp                                                    5,290
      2,440 Hartmarx Corp*                                                 5,795
      4,040 Interface Inc                                                 35,095
      1,850 Kellwood Co                                                   39,081
      2,610 Nautica Enterprises Inc*                                      39,761
        910 OshKosh B'Gosh Inc Class A                                    16,835
        690 Oxford Industries Inc                                         10,523
      2,100 Phillips-Van Heusen Corp                                      27,300
      1,740 Quiksilver Inc*                                               33,713
      2,500 Russell Corp                                                  38,593
      1,400 Springs Industries Inc Class A                                45,412
      2,500 Wellman Inc                                                   35,313
                                                                        $346,710

TOBACCO --- 0.1%
      1,300 Schweitzer-Mauduit International Inc                          24,895
                                                                         $24,895

TRANSPORTATION --- 2.0%
      2,630 American Freightways Corp*                                    43,287
      1,660 Arkansas Best Corp*                                           30,398
      1,900 Arnold Industries Inc                                         34,200
      1,800 Forward Air Corp*                                             67,162
      1,984 Heartland Express Inc*                                        45,259
      1,850 Kirby Corp*                                                   38,850
        600 Landstar System Inc*                                          33,262
        980 MS Carriers Inc*                                              32,095
      1,500 Roadway Express Inc                                           31,781
      4,640 Rollins Truck Leasing Corp                                    37,120
      1,980 USFreightways Corp                                            59,554
      3,722 Werner Enterprises Inc                                        63,274
      1,880 Yellow Corp*                                                  38,275
                                                                        $554,517

UNIT INVESTMENT TRUST --- 0.5%
      1,250 iShares S&P SmallCap 600 Index Fund                          135,116
                                                                        $135,116

UTILITIES --- 2.4%
      3,070 Atmos Energy Corp                                             74,831
        800 Cascade Natural Gas Corp                                      15,050
      2,500 Energen Corp                                                  80,468
      1,600 Laclede Gas Co                                                37,400
      1,000 NUI Corp                                                      32,187
      1,330 New Jersey Resources Corp                                     57,523
      1,990 Northwest Natural Gas Co                                      52,735
      2,480 Piedmont Natural Gas Co Inc                                   94,704
      4,157 Southern Union Co*                                           110,161
      2,460 Southwest Gas Corp                                            53,813
      2,090 Southwestern Energy Co                                        21,684
      2,100 UGI Corp                                                      53,155
                                                                        $683,711

WATER --- 0.5%
        870 American States Water Co                                      32,081
      4,273 Philadelphia Suburban Corp                                   104,689
                                                                        $136,770

TOTAL COMMON STOCK --- 100.0%                                        $28,126,810
(Cost $27,219,122)

TOTAL INDEX 600 PORTFOLIO --- 100.0%                                 $28,126,810
(Cost $27,219,122)







INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Index 400 Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Index 400 Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001



                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 14)

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                 INDEX
                                                                  400
                                                               PORTFOLIO
                                                            ----------------
                                                            ----------------
ASSETS:
     Investments in securities, market value  (1)         $      30,374,753
     Cash                                                           209,852
     Dividends and interest receivable                               16,585
                                                            ----------------
                                                            ----------------

     Total assets                                                30,601,190
                                                            ----------------
                                                            ----------------

LIABILITIES:
     Due to investment advisor                                       13,439
     Payable for investments purchased                              195,319
                                                            ----------------
                                                            ----------------

     Total liabilities                                              208,758
                                                            ----------------
                                                            ----------------

NET ASSETS                                                $      30,392,432
                                                            ================
                                                            ================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                        $         260,948
     Additional paid-in capital                                  29,609,651
     Net unrealized appreciation on investments                      33,132
     Undistributed net investment income                              1,911
     Accumulated net realized gain on investments                   486,790
                                                            ----------------
                                                            ----------------

NET ASSETS                                                $      30,392,432
                                                            ================
                                                            ================

NET ASSET VALUE PER OUTSTANDING SHARE                     $         11.6469
                                                            ================
                                                            ================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                 100,000,000
     Outstanding                                                  2,609,484

(1)  Cost of investments in securities:                   $      30,341,621

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                            INDEX
                                                                                             400
                                                                                          PORTFOLIO
                                                                                       ----------------
                                                                                       ----------------

INVESTMENT INCOME:
    Interest                                                                         $          50,547
    Dividends                                                                                  178,025
                                                                                       ----------------
                                                                                       ----------------

    Total income                                                                               228,572
                                                                                       ----------------
                                                                                       ----------------

EXPENSES:
    Management fees                                                                            101,374
                                                                                       ----------------
                                                                                       ----------------

NET INVESTMENT INCOME                                                                          127,198
                                                                                       ----------------
                                                                                       ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                                         1,900,117
    Net realized gain on futures contracts                                                     120,232
    Change in net unrealized appreciation on investments                                      (441,059)
    Change in net unrealized appreciation on futures contracts                                 (43,625)
                                                                                       ----------------
                                                                                       ----------------

    Net realized and unrealized gain on investments and futures contracts                    1,535,665
                                                                                       ----------------
                                                                                       ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $       1,662,863
                                                                                       ================
                                                                                       ================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                INDEX 400
                                                                          PORTFOLIO
                                                                      ------------------------------
                                                                      ------------------------------
                                                                          2000             1999
                                                                      -------------     ------------
                                                                      -------------     ------------
                                                                                            (A)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                           $      127,198    $      39,298
    Net realized gain on investments                                     1,900,117          133,241
    Net realized gain on futures contracts                                 120,232           39,449
    Change in net unrealized appreciation on investments                  (441,059)         474,191
    Change in net unrealized appreciation on futures contracts             (43,625)          43,625
                                                                      -------------     ------------
                                                                      -------------     ------------

    Net increase in net assets resulting from operations                 1,662,863          729,804
                                                                      -------------     ------------
                                                                      -------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                            (125,340)         (39,245)
    From net realized gains                                             (1,706,249)               0
                                                                      -------------     ------------
                                                                      -------------     ------------

    Total distributions                                                 (1,831,589)         (39,245)
                                                                      -------------     ------------
                                                                      -------------     ------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                   19,182,962       10,000,022
    Reinvestment of distributions                                        1,831,589           39,245
    Redemptions of shares                                               (1,183,219)               0
                                                                      -------------     ------------
                                                                      -------------     ------------

    Net increase in net assets resulting from share transactions        19,831,332       10,039,267
                                                                      -------------     ------------
                                                                      -------------     ------------

    Total increase in net assets                                        19,662,606       10,729,826

NET ASSETS:
    Beginning of period                                                 10,729,826                0
                                                                      -------------     ------------
                                                                      -------------     ------------

    End of period  (1)                                              $   30,392,432    $  10,729,826
                                                                      =============     ============
                                                                      =============     ============

OTHER INFORMATION:

SHARES:
    Sold                                                                 1,542,698        1,000,002
    Issued in reinvestment of distributions                                161,127            3,691
    Redeemed                                                               (98,034)               0
                                                                      -------------     ------------
                                                                      -------------     ------------

    Net increase                                                         1,605,791        1,003,693
                                                                      =============     ============
                                                                      =============     ============

(1) Including undistributed net investment income                   $        1,911    $          53

(A) Portfolio inception date:  July 26, 1999.

See notes to financial statements.

MAXIM SERIES FUND, INC.

INDEX 400 PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the year ended December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                     Period Ended December 31,
                                                                 -----------------------------------
                                                                 -----------------------------------
                                                                     2000                  1999
                                                                 -------------         -------------
                                                                 -------------         -------------
                                                                                           (A)
Net Asset Value, Beginning of Period                           $      10.6903        $      10.0000

Income from Investment Operations
                                                                       0.0000                0.0000
Net investment income                                                  0.0853                0.0393
Net realized and unrealized gain                                       1.6823                0.6902
                                                                 -------------         -------------
                                                                 -------------         -------------

Total Income From Investment Operations                                1.7676                0.7295
                                                                 -------------         -------------
                                                                 -------------         -------------

Less Distributions

From net investment income                                            (0.0847)              (0.0392)
From net realized gains                                               (0.7263)
                                                                 -------------         -------------
                                                                 -------------         -------------

Total Distributions                                                   (0.8110)              (0.0392)
                                                                 -------------         -------------
                                                                 -------------         -------------

Net Asset Value, End of Period                                 $      11.6469        $      10.6903
                                                                 =============         =============
                                                                 =============         =============


Total Return                                                           16.79%                 7.30%

Net Assets, End of Period                                      $   30,392,432        $   10,729,826

Ratio of Expenses to Average Net Assets                                 0.60%                 0.60%

Ratio of Net Investment Income to Average Net Assets                    0.75%                 0.92%

Portfolio Turnover Rate                                                93.50%                26.41%


*Annualized

(A)  The portfolio commenced operations on July 26, 1999.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Index 400 Portfolio (the Portfolio) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek investment results that track the total return of the common stocks that comprise the Standard & Poors MidCap 400 Index. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Dividends

     Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.


     Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $35,098,873 and $15,715,682, respectively. For the year ended December 31, 2000, there were no purchases or sales of U.S. Government securities.

4.   UNREALIZED APPRECIATION (DEPRECIATION)

     At December 31, 2000, the U.S. Federal income tax cost basis was $30,470,037. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $3,490,808 and gross depreciation of securities in which there was an excess of tax cost over value of $3,586,092, resulting in net depreciation of $95,284.

The Maxim Series Fund

Index 400 Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 0.6%
      1,410 Litton Industries Inc*                                       110,949
      1,660 Precision Castparts Corp                                      69,823
        440 Sequa Corp Class A*                                           16,005
                                                                        $196,777

AGRICULTURE --- 0.1%
        980 Universal Corp                                                34,300
                                                                         $34,300

AIR FREIGHT --- 0.8%
      1,660 Airborne Inc                                                  16,185
      1,305 Atlas Air Inc*                                                42,576
      1,650 CNF Inc                                                       55,790
      1,560 EGL Inc*                                                      37,342
      1,700 Expeditors Int'l of Washington Inc                            91,268
                                                                        $243,161

AIRLINES --- 0.1%
        950 Alaska Air Group Inc*                                         28,263
                                                                         $28,263

AUTO PARTS & EQUIPMENT --- 0.7%
      2,372 ArvinMeritor Inc                                              26,982
        780 Bandag Inc                                                    31,638
        950 Borg-Warner Automotive Inc                                    38,000
      2,190 Lear Corp*                                                    54,338
        990 Modine Manufacturing Co                                       20,543
        950 Superior Industries International Inc                         29,984
                                                                        $201,485

BANKS --- 7.0%
      2,229 Associated Banc-Corp                                          67,706
      4,885 Banknorth Group Inc                                           97,392
      1,540 City National Corp                                            59,770
      3,930 Compass Bancshares Inc                                        93,829
      4,250 First Tennessee National Corp                                122,982
      1,440 First Virginia Banks Inc                                      69,120
      2,990 FirstMerit Corp                                               79,935
      1,300 Greater Bay Bancorp                                           53,300
      5,250 Hibernia Corp                                                 66,938
      3,000 M&T Bank Corp                                                204,000
      3,400 Marshall & Ilsley Corp                                       172,822
      2,220 Mercantile Bankshares Corp                                    95,875
      6,835 National Commerce Bancorp                                    169,166
      5,340 North Fork Bancorp Inc                                       131,161
      2,670 Pacific Century Financial Corp                                47,224
      1,650 Provident Financial Group Inc                                 61,875
      2,100 Roslyn Bancorp Inc                                            57,355
      1,700 Silicon Valley Bancshares*                                    58,755
      2,590 TCF Financial Corp                                           115,416
      1,190 Westamerica Bancorp                                           51,170
      1,130 Wilmington Trust Corp                                         70,130
      2,850 Zions Bancorp                                                177,945
                                                                      $2,123,866

BIOTECHNOLOGY --- 4.9%
      1,800 COR Therapeutics Inc*                                         63,337
      3,140 Genzyme Corp-General Division*                               282,402
      1,500 Gilead Sciences Inc*                                         124,406
      1,500 IDEC Pharmaceuticals Corp*                                   284,343
      2,060 Incyte Genomics Inc*                                          51,243
      7,090 Millennium Pharmaceuticals Inc*                              438,694
      1,400 Protein Design Labs Inc*                                     121,625
      1,900 Vertex Pharmaceuticals Inc*                                  135,850
                                                                      $1,501,900

BROADCAST/MEDIA --- 1.8%
      1,070 Chris-Craft Industries Inc*                                   71,155
      1,600 Emmis Communications Corp Class A*                            45,899
      3,570 Hispanic Broadcasting Corp*                                   91,035
      6,780 Univision Communications Inc Class A*                        277,553
      3,610 Westwood One Inc*                                             69,716
                                                                        $555,358

BUILDING MATERIALS --- 0.6%
        960 Granite Construction Inc                                      27,780
      1,530 Martin Marietta Materials Inc                                 64,719
      1,875 Quanta Services Inc*                                          60,351
      1,530 USG Corp                                                      34,425
                                                                        $187,275

CHEMICALS --- 2.0%
      1,000 A Schulman Inc                                                11,500
      2,290 Airgas Inc*                                                   15,599
      1,610 Albemarle Corp                                                39,848
      2,200 Cabot Corp                                                    58,025
      3,735 Crompton Corp                                                 39,218
      1,350 Cytec Industries Inc*                                         53,915
      1,160 Ferro Corp                                                    26,680
        490 HB Fuller Co                                                  19,332
      3,840 IMC Global Inc                                                59,758
      1,820 Lubrizol Corp                                                 46,865
      3,980 Lyondell Chemical Co                                          60,942
        570 Minerals Technologies Inc                                     19,487
      1,510 Olin Corp                                                     33,409
      3,420 RPM Inc                                                       29,282
      3,470 Solutia Inc                                                   41,640
      1,470 Valspar Corp                                                  47,305
                                                                        $602,805

COMMUNICATIONS - EQUIPMENT --- 1.7%
      1,320 ADTRAN Inc*                                                   28,050
      1,310 ANTEC Corp*                                                   10,357
      2,600 Advanced Fibre Communications*                                46,961
      1,785 CommScope Inc*                                                29,563
      2,130 Harris Corp                                                   65,231
      1,045 L-3 Communications Holdings Inc*                              80,465
      1,530 MasTec Inc*                                                   30,600
      1,550 Plantronics Inc*                                              72,850
      2,540 Polycom Inc*                                                  81,755
      1,370 Sawtek Inc*                                                   63,276
                                                                        $509,108

COMPUTER HARDWARE & SYSTEMS --- 1.8%
     11,530 3Com Corp                                                     98,005
      1,470 Avocent Corp*                                                 39,690
        832 Cabot Microelectronics Corp*                                  43,212
      1,770 Credence Systems Corp*                                        40,710
      1,300 InFocus Corp*                                                 19,175
      2,050 Mentor Graphics Corp*                                         56,246
      1,700 National Instruments Corp*                                    82,555
      4,970 Quantum Corp-DLT & Storage Systems*                           66,161
      2,200 Sandisk Corp*                                                 61,050
      3,460 Storage Technology Corp*                                      31,140
                                                                        $537,944

COMPUTER SOFTWARE & SERVICES --- 6.6%
      1,970 ACNielsen Corp*                                               71,413
      1,760 Affiliated Computer Services Inc Class A*                    106,809
      8,110 Cadence Design Systems Inc*                                  223,025
      5,050 Comdisco Inc                                                  57,757
      4,420 Electronic Arts Inc*                                         188,403
      2,870 Gartner Group Inc Class B*                                    18,196
      9,280 Informix Corp*                                                27,543
      1,110 Investment Technology Group Inc*                              46,343
      1,500 Jack Henry & Associates Inc                                   93,188
      2,340 Keane Inc*                                                    22,815
      2,970 Legato Systems Inc*                                           22,088
      1,660 Macromedia Inc*                                              100,845
      1,600 Macrovision Corp*                                            118,424
      4,470 Network Associates Inc*                                       18,716
      6,280 Rational Software Corp*                                      244,524
      1,600 Retek Inc*                                                    39,000
      1,180 Structural Dynamics Research Corp*                            11,800
      4,470 SunGard Data Systems Inc*                                    210,649
      2,910 Sybase Inc*                                                   57,653
      1,370 Sykes Enterprises Inc*                                         6,079
      2,500 Symantec Corp*                                                83,438
      2,140 Synopsys Inc*                                                101,515
      1,820 Titan Corp*                                                   29,575
      1,140 Transaction Systems Architects Inc Class A*                   13,181
      2,500 Wind River Systems*                                           85,313
                                                                      $1,998,292

ELECTRIC COMPANIES --- 6.1%
      2,500 Allete                                                        62,030
      2,560 Alliant Energy Corp                                           81,600
        780 Black Hills Corp                                              34,905
        800 Cleco Corp                                                    43,800
      2,920 Conectiv Inc                                                  58,581
      4,182 DPL Inc                                                      138,788
      1,940 DQE Inc                                                       63,535
      3,870 Energy East Corp                                              76,189
      1,130 Hawaiian Electric Industries Inc                              42,021
      1,300 IDACORP Inc                                                   63,781
      2,950 IPALCO Enterprises Inc                                        71,352
      2,130 Kansas City Power & Light Co                                  58,441
      3,420 Montana Power Co                                              70,965
      1,750 NSTAR                                                         75,031
      4,700 Northeast Utilities                                          113,975
      2,650 OGE Energy Corp                                               64,758
      3,600 Potomac Electric Power Co                                     88,956
      1,330 Public Service Co of New Mexico                               35,660
      2,750 Puget Sound Energy Inc                                        76,483
      3,410 Scana Corp                                                   100,806
      2,660 Sierra Pacific Resources                                      42,725
      4,090 Teco Energy Inc                                              132,414
      3,310 UtiliCorp United Inc                                         102,610
      2,400 Western Resources Inc                                         59,549
      3,920 Wisconsin Energy Corp                                         88,443
                                                                      $1,847,398

ELECTRONIC INSTRUMENTS & EQUIP --- 7.8%
      3,200 Arrow Electronics Inc*                                        91,600
     15,480 Atmel Corp*                                                  179,955
      3,080 Avnet Inc                                                     66,220
      2,590 Cirrus Logic Inc*                                             48,563
      4,410 Cypress Semiconductor Corp*                                   86,820
        980 DSP Group Inc*                                                20,625
      2,100 Dallas Semiconductor Corp                                     53,813
      1,940 Hubbell Inc Class B                                           51,410
      3,590 Integrated Device Technology Inc*                            118,919
      2,000 International Rectifier Corp*                                 60,000
      2,900 KEMET Corp*                                                   43,863
      4,080 Lam Research Corp*                                            59,160
      3,600 Lattice Semiconductor Corp*                                   66,150
      1,250 MIPS Technologies Inc*                                        31,855
      2,730 Micrel Inc*                                                   91,966
      3,875 Microchip Technology Inc*                                     85,006
      2,240 NVIDIA Corp*                                                  73,394
      1,300 Plexus Corp*                                                  39,507
      5,300 RF Micro Devices Inc*                                        145,416
      4,750 SCI Systems Inc*                                             125,281
      1,120 SPX Corp*                                                    121,169
      2,280 Semtech Corp*                                                 50,301
        500 Symbol Technologies Inc                                       18,000
      2,680 TranSwitch Corp*                                             104,855
      2,530 TriQuint Semiconductor Inc*                                  110,528
      4,550 Vishay Intertechnology Inc*                                   68,819
      4,200 Waters Corp*                                                 350,700
                                                                      $2,363,895

FINANCIAL SERVICES --- 3.4%
      2,500 AmeriCredit Corp*                                             68,125
      1,590 Astoria Financial Corp                                        86,356
      3,500 Dime Bancorp Inc                                             103,467
      3,290 GreenPoint Financial Corp                                    134,683
      1,000 Investors Financial Services Corp                             86,000
        940 NCO Group Inc*                                                28,553
      1,600 Neuberger Berman Inc                                         129,699
      1,495 PMI Group Inc                                                101,192
      1,675 SEI Investments Co                                           187,600
      7,550 Sovereign Bancorp Inc                                         61,344
      1,610 Webster Financial Corp                                        45,582
                                                                      $1,032,601

FOOD & BEVERAGES --- 2.5%
      1,200 Bob Evans Farms Inc                                           25,574
      1,180 Dean Foods Co                                                 36,211
      1,850 Dole Food Co Inc                                              30,294
        980 Dreyer's Grand Ice Cream Inc                                  31,605
      3,350 Flowers Industries Inc                                        52,763
      4,510 Hormel Foods Corp                                             83,999
      3,430 IBP Inc                                                       91,753
        100 International Multifoods Corp                                  2,031
      1,590 Interstate Bakeries Corp                                      22,359
        830 JM Smucker Co                                                 23,199
        990 Lance Inc                                                     12,529
      2,220 McCormick & Co Inc (nonvtg)                                   80,058
      1,670 Sensient Technologies Corp                                    37,993
        990 Suiza Foods Corp*                                             47,520
      7,340 Tyson Foods Inc Class A                                       93,585
      5,340 Whitman Corp                                                  87,443
                                                                        $758,916

GOLD, METALS & MINING --- 0.3%
      3,600 AK Steel Holding Corp                                         31,500
        790 Carpenter Technology Corp                                     27,650
        100 Cleveland-Cliffs Inc                                           2,156
        290 Maxxam Inc*                                                    4,404
        830 Ryerson Tull Inc                                               6,848
      1,510 UCAR International Inc*                                       14,723
                                                                         $87,281

HEALTH CARE RELATED --- 4.5%
      1,700 AmeriSource Health Corp Class A*                              85,850
      1,800 Apria Healthcare Group Inc*                                   53,550
      4,510 Bergen Brunswig Corp Class A                                  71,393
      1,970 Covance Inc*                                                  21,178
      1,310 Express Scripts Inc Class A*                                 133,948
      1,640 First Health Group Corp*                                      76,362
      7,960 Health Management Associates Inc Class A*                    165,170
      3,950 Health Net Inc*                                              103,439
      1,720 Lincare Holdings Inc*                                         98,147
      3,040 Omnicare Inc                                                  65,740
      2,910 Oxford Health Plans Inc*                                     114,945
      1,170 PacifiCare Health Systems Inc*                                17,550
      1,500 Quest Diagnostics Inc*                                       213,000
      2,460 Quorum Health Group Inc*                                      38,745
      1,300 Trigon Healthcare Inc*                                       101,156
                                                                      $1,360,173

HOMEBUILDING --- 0.4%
      4,560 Clayton Homes Inc                                             52,440
      2,030 Lennar Corp                                                   73,588
                                                                        $126,028

INSURANCE RELATED --- 3.2%
      1,720 Allmerica Financial Corp                                     124,700
      2,290 American Financial Group Inc                                  60,827
        371 American International Group Inc                              36,567
      1,400 Arthur J Gallagher & Co                                       89,075
      1,510 Everst Re Group Ltd                                          108,154
      1,350 Horace Mann Educators Corp                                    28,856
      1,800 Leucadia National Corp                                        63,787
      1,570 Mony Group Inc                                                77,616
      2,010 Ohio Casualty Corp                                            20,100
      3,800 Old Republic International Corp                              121,600
      2,070 Protective Life Corp                                          66,758
      1,300 Radian Group Inc                                              97,581
      2,230 Unitrin Inc                                                   90,594
                                                                        $986,215

INVESTMENT BANK/BROKERAGE FIRM --- 1.3%
      2,605 AG Edwards Inc                                               123,573
     10,340 E*TRADE Group Inc*                                            76,258
      1,945 Legg Mason Inc                                               106,003
      2,710 Waddell & Reed Financial Class A                             101,964
                                                                        $407,798

LEISURE & ENTERTAINMENT --- 1.5%
      2,530 Callaway Golf Co                                              47,121
      1,170 GTECH Holdings Corp*                                          24,058
      2,370 International Game Technology*                               113,760
      1,710 International Speedway Corp Class A                           64,980
      2,550 Mandalay Resort Group*                                        55,939
      9,800 Park Place Entertainment Corp*                               116,983
      2,660 Six Flags Inc*                                                45,717
                                                                        $468,558

MANUFACTURING --- 3.5%
      2,000 AGCO Corp                                                     24,250
      1,106 Albany International Corp Class A*                            14,861
      2,240 American Standard Cos Inc*                                   110,459
      1,130 Ametek Inc                                                    29,309
        900 Carlisle Cos Inc                                              38,643
      2,460 Diebold Inc                                                   82,103
      1,520 Donaldson Co Inc                                              42,274
      1,510 Federal Signal Corp                                           29,634
      1,300 Flowserve Corp*                                               27,788
      1,660 Furniture Brands International Inc*                           34,963
      1,340 Harsco Corp                                                   33,081
      2,040 Hillenbrand Industries Inc                                   105,060
      1,180 Imation Corp*                                                 18,290
      6,260 Jabil Circuit Inc*                                           158,848
      1,000 Kaydon Corp                                                   24,875
      1,010 Kennametal Inc                                                29,416
        270 NCH Corp                                                      10,260
      1,140 Nordson Corp                                                  29,070
      1,650 Pentair Inc                                                   39,909
        970 Stewart & Stevenson Services Inc                              22,022
        660 Tecumseh Products Co Class A                                  27,678
      1,310 Teleflex Inc                                                  57,885
      1,330 Trinity Industries Inc                                        33,250
      1,310 York International Corp                                       40,200
                                                                      $1,064,128

MEDICAL PRODUCTS --- 1.4%
      3,410 Apogent Techologies Inc                                       69,905
      1,880 Beckman Coulter Inc                                           78,842
      1,700 Dentsply International Inc                                    66,513
      1,980 Edwards Lifesciences Corp*                                    35,145
      2,050 MiniMed Inc*                                                  86,164
      2,310 Steris Corp*                                                  37,249
      1,103 Sybron Dental Specialties Inc*                                18,613
      2,020 VISX Inc*                                                     21,083
                                                                        $413,514

MISCELLANEOUS --- 1.2%
      1,650 Blyth Industries Inc                                          39,806
      1,500 Carter-Wallace Inc                                            50,063
      1,310 Church & Dwight Co Inc                                        29,148
      3,180 Dial Corp                                                     34,980
      3,250 Energizer Holdings Inc*                                       69,469
      1,330 Lancaster Colony Corp                                         37,322
      2,490 Perrigo Co*                                                   20,620
      2,540 Sensormatic Electronics Corp*                                 50,957
      1,990 Sotheby's Holdings Inc Class A*                               46,142
                                                                        $378,507

OFFICE EQUIPMENT & SUPPLIES --- 0.7%
      2,010 HON Industries Inc                                            51,255
      2,660 Herman Miller Inc                                             76,475
      2,530 Reynolds & Reynolds Co Class A                                51,233
      1,440 Wallace Computer Services Inc                                 24,480
                                                                        $203,443

OIL & GAS --- 7.0%
      2,720 BJ Services Co*                                              187,340
      1,875 Cooper Cameron Corp*                                         123,866
      4,560 ENSCO International Inc                                      155,323
      5,760 Global Marine Inc*                                           163,440
      3,560 Grant Prideco Inc*                                            78,096
      1,880 Hanover Compressor Co*                                        83,777
      1,670 Helmerich & Payne Inc                                         73,271
      1,400 Murphy Oil Corp                                               84,612
      2,560 National-Oilwell Inc*                                         99,039
      1,750 Noble Affiliates Inc                                          80,500
      4,400 Noble Drilling Corp*                                         191,123
      5,460 Ocean Energy Inc*                                             94,868
      2,650 Pennzoil-Quaker State Co                                      34,119
      3,440 Pioneer Natural Resources Co*                                 67,723
      1,580 Smith International Inc*                                     117,808
      1,810 Tidewater Inc                                                 80,319
      2,870 Ultramar Diamond Shamrock Corp                                88,611
      2,050 Valero Energy Corp                                            76,233
      3,035 Varco International Inc*                                      66,011
      3,560 Weatherford International Inc                                168,210
                                                                      $2,114,289

PAPER & FOREST PRODUCTS --- 1.1%
      1,690 Bowater Inc                                                   95,274
      2,580 Georgia-Pacific Corp (Timber Group)                           77,237
      1,790 Longview Fibre Co                                             24,165
      1,470 PH Glatfelter Co                                              18,302
        970 Rayonier Inc                                                  38,618
      3,240 Sonoco Products Co                                            70,065
      1,790 Wausau-Mosinee Paper Corp                                     18,124
                                                                        $341,785

PHARMACEUTICALS --- 2.1%
      1,100 Barr Laboratories Inc*                                        80,231
      2,570 ICN Pharmaceuticals Inc                                       78,866
      5,200 IVAX Corp*                                                   199,160
      4,040 Mylan Laboratories Inc                                       101,755
      2,380 Sepracor Inc*                                                190,698
                                                                        $650,710

PRINTING & PUBLISHING --- 1.8%
      3,800 AH Belo Corp Class A                                          60,800
      1,020 Houghton Mifflin Co                                           47,303
      1,490 Lee Enterprises Inc                                           44,420
        830 Media General Inc Class A                                     30,212
      3,320 Reader's Digest Association Inc Class A                      129,895
        630 Scholastic Corp*                                              55,834
        270 Washington Post Co Class B                                   166,556
                                                                        $535,020

RAILROADS --- 0.1%
      1,460 Wisconsin Central Transportation Corp*                        21,991
                                                                         $21,991

RESTAURANTS --- 0.7%
      2,080 Brinker International Inc*                                    87,880
      1,880 CBRL Group Inc                                                34,192
        855 Lone Star Steakhouse & Saloon Inc                              8,229
      2,550 Outback Steakhouse Inc*                                       65,981
        840 Papa John's International Inc*                                18,690
                                                                        $214,972

RETAIL --- 3.4%
      3,370 Abercrombie & Fitch Co*                                       67,400
      1,430 American Eagle Outfitters Inc*                                60,418
      2,390 BJ's Wholesale Club Inc*                                      91,716
      2,180 Barnes & Noble Inc*                                           57,770
      2,650 Borders Group Inc*                                            30,971
      2,870 CDW Computer Centers Inc*                                     80,001
      1,790 Claire's Stores Inc                                           32,107
      3,482 Dollar Tree Stores Inc*                                       85,309
      5,610 Family Dollar Stores Inc                                     120,262
      1,310 Fastenal Co                                                   71,886
      1,100 Lands' End Inc*                                               27,632
      1,660 Neiman Marcus Group Inc*                                      59,033
        802 Payless ShoeSource Inc*                                       56,742
      2,715 Ross Stores Inc                                               45,816
      1,620 Ruddick Corp                                                  18,528
      4,730 Saks Inc*                                                     47,300
      1,700 Tech Data Corp*                                               45,978
      1,860 Williams-Sonoma Inc*                                          37,200
                                                                      $1,036,069

SPECIALIZED SERVICES --- 9.3%
      2,870 Acxiom Corp*                                                 111,749
      2,610 Apollo Group Inc Class A*                                    128,378
      1,900 BISYS Group Inc*                                              99,038
        840 Banta Corp                                                    21,353
      1,700 CSG Systems International Inc*                                79,793
      1,860 Catalina Marketing Corp*                                      72,423
      2,450 CheckFree Corp*                                              104,125
      1,400 ChoicePoint Inc*                                              91,787
      5,655 Cintas Corp                                                  300,772
      7,160 Concord EFS Inc*                                             314,557
      4,080 DST Systems Inc*                                             273,360
      2,240 DeVry Inc*                                                    84,560
      2,600 Dun & Bradstreet Corp*                                        67,275
      1,400 Dycom Industries Inc*                                         50,312
      4,050 Fiserv Inc*                                                  192,120
      2,930 Galileo International Inc                                     58,600
      2,220 Harte-Hanks Inc                                               52,585
        950 Jacobs Engineering Group Inc*                                 43,878
      1,280 Kelly Services Inc Class A                                    30,240
      1,260 Korn/Ferry International*                                     26,775
      2,420 Manpower Inc                                                  91,960
      3,200 Modis Professional Services Inc*                              13,200
      2,240 NOVA Corp*                                                    44,659
        600 Navigant Consulting Inc*                                       2,287
      1,670 Ogden Corp*                                                   25,676
      1,800 Pittston Brink's Group                                        35,775
      2,020 Powerwave Technologies Inc*                                  118,170
      1,900 Price Communications Corp*                                    31,943
      1,000 Rollins Inc                                                   20,062
      1,310 Sylvan Learning Systems Inc*                                  19,404
      1,600 True North Communications Inc                                 68,000
      2,400 United Rentals Inc*                                           32,249
      1,740 Valassis Communications Inc*                                  54,918
      2,960 Viad Corp                                                     68,080
                                                                      $2,830,063

TELEPHONE & TELECOMMUNICATIONS --- 1.1%
      7,080 Broadwing Inc*                                               161,509
      1,910 Telephone & Data Systems Inc                                 171,900
                                                                        $333,409

TEXTILES --- 0.9%
      3,900 Jones Apparel Group Inc*                                     125,529
      1,830 Mohawk Industries Inc*                                        50,096
      4,035 Shaw Industries Inc                                           76,411
      1,860 Unifi Inc*                                                    16,623
      1,660 WestPoint Stevens Inc                                         12,433
                                                                        $281,092

TOBACCO --- 0.5%
      3,290 RJ Reynolds Tobacco Holdings Inc                             160,388
                                                                        $160,388

TRANSPORTATION --- 1.2%
      1,360 Alexander & Baldwin Inc                                       35,700
      2,740 CH Robinson Worldwide Inc                                     86,137
      1,540 GATX Corp                                                     76,808
      1,170 JB Hunt Transport Services Inc                                19,670
      1,210 Newport News Shipbuilding Inc                                 62,920
      1,150 Overseas Shipholding Group Inc                                26,378
      2,150 Swift Transportation Co Inc*                                  42,596
                                                                        $350,209

UNIT INVESTMENT TRUST --- 2.7%
      8,595 S&P MidCap 400 Depositary Receipts                           811,153
                                                                        $811,153

UTILITIES --- 1.3%
      1,830 AGL Resources Inc                                             40,373
      2,950 MCN Energy Group Inc                                          81,677
      1,220 National Fuel Gas Co                                          76,783
      2,580 Questar Corp                                                  77,560
      2,120 Vectren Corp                                                  54,325
      1,620 WGL Holdings Inc                                              49,308
                                                                        $380,026

WATER --- 0.3%
      3,220 American Water Works Co Inc                                   94,588
                                                                         $94,588

TOTAL COMMON STOCK --- 100.0%                                        $30,374,753
(Cost $30,341,621)

TOTAL INDEX 400 PORTFOLIO --- 100.0%                                 $30,374,753
(Cost $30,341,621)



INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Templeton International Equity Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton International Equity Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001




                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 15)
MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                        TEMPLETON
                                                                      INTERNATIONAL
                                                                         EQUITY
                                                                        PORTFOLIO
                                                                    ------------------
                                                                    ------------------
ASSETS:
     Investments in securities, market value  (1)                 $        95,433,946
     Cash                                                                     464,863
     Dividends and interest receivable                                        273,824
                                                                    ------------------
                                                                    ------------------

            Total assets                                                   96,172,633
                                                                    ------------------
                                                                    ------------------

LIABILITIES:
     Due to investment advisor                                                 77,163
     Payable for investments purchased                                      1,904,059
     Payable to sub-custodian    (2)                                           17,025
                                                                    ------------------
                                                                    ------------------

            Total liabilities                                               1,998,247
                                                                    ------------------
                                                                    ------------------

NET ASSETS                                                        $        94,174,386
                                                                    ==================
                                                                    ==================

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                $         7,678,552
     Additional paid-in capital                                            78,588,959
     Net unrealized appreciation on investments and translation
     of assets and liabilities denominated in foreign currencies            7,545,054
     Undistributed net investment income                                        7,766
     Accumulated net realized gain on investments                             354,055
                                                                    ------------------
                                                                    ------------------

NET ASSETS                                                        $        94,174,386
                                                                    ==================
                                                                    ==================

NET ASSET VALUE PER OUTSTANDING SHARE                             $            1.2265
                                                                    ==================
                                                                    ==================
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                           200,000,000
     Outstanding                                                           76,785,522

(1)  Cost of investments in securities:                           $        87,888,360
(2)  Cost of cash payable in foreign currencies:                               16,493

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                               TEMPLETON
                                                                             INTERNATIONAL
                                                                                 EQUITY
                                                                               PORTFOLIO
                                                                           -------------------
                                                                           -------------------
INVESTMENT INCOME:
     Interest                                                            $            242,789
     Dividends                                                                      1,974,703
     Foreign withholding tax                                                         (266,104)
                                                                           -------------------
                                                                           -------------------

     Total income                                                                   1,951,388
                                                                           -------------------
                                                                           -------------------

EXPENSES:
     Audit fees                                                                        12,378
     Investment administration                                                        116,141
     Bank and custodial fees                                                           80,813
     Other expenses                                                                    34,583
     Management fees                                                                  989,150
                                                                           -------------------
                                                                           -------------------

     Total expenses                                                                 1,233,065

     Less amount reimbursed by investment advisor                                         460
                                                                           -------------------
                                                                           -------------------

     Net expenses                                                                   1,232,605
                                                                           -------------------
                                                                           -------------------

NET INVESTMENT INCOME                                                                 718,783
                                                                           -------------------
                                                                           -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                              16,358,946
     Change in net unrealized appreciation on investments                         (12,739,005)
     Change in net unrealized depreciation on translation of assets
     and liabilities denominated in foreign currencies                             (2,594,317)
                                                                           -------------------
                                                                           -------------------

     Net realized and unrealized gain on investments and translation of
     assets and liabilities denominated in foreign currencies                       1,025,624
                                                                           -------------------
                                                                           -------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $          1,744,407
                                                                           ===================
                                                                           ===================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                 TEMPLETON
                                                                              INTERNATIONAL EQUITY
                                                                                 PORTFOLIO
                                                                        ----------------------------------
                                                                        ----------------------------------
                                                                             2000               1999
                                                                        ---------------    ---------------
                                                                        ---------------    ---------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                            $        718,783   $      1,024,265
     Net realized gain on investments                                       16,358,946         12,413,367
     Change in net unrealized appreciation on investments                  (12,739,005)        14,478,275
     Change in net unrealized depreciation on translation of assets                  0
     and liabilities denominated in foreign currencies                      (2,594,317)           677,358
                                                                        ---------------    ---------------
                                                                        ---------------    ---------------

     Net increase in net assets resulting from operations                    1,744,407         28,593,265
                                                                        ---------------    ---------------
                                                                        ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                               (719,861)        (1,015,421)
     From net realized gains                                               (19,050,151)          (506,073)
                                                                        ---------------    ---------------
                                                                        ---------------    ---------------

     Total distributions                                                   (19,770,012)        (1,521,494)
                                                                        ---------------    ---------------
                                                                        ---------------    ---------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                      43,460,293         18,003,695
     Reinvestment of distributions                                          19,770,012          1,521,494
     Redemptions of shares                                                 (52,384,495)       (65,624,421)
                                                                        ---------------    ---------------
                                                                        ---------------    ---------------

     Net increase (decrease) in net assets resulting                        10,845,810        (46,099,232)
     from share transactions                                            ---------------    ---------------
                                                                        ---------------    ---------------

     Total decrease in net assets                                           (7,179,795)       (19,027,461)

NET ASSETS:
     Beginning of period                                                   101,354,181        120,381,642
                                                                        ---------------    ---------------
                                                                        ---------------    ---------------

     End of period  (1)                                               $     94,174,386   $    101,354,181
                                                                        ===============    ===============
                                                                        ===============    ===============

OTHER INFORMATION:

SHARES:
     Sold                                                                   28,480,797         13,721,357
     Issued in reinvestment of distributions                                15,978,704          1,023,130
     Redeemed                                                              (34,401,408)       (49,398,525)
                                                                        ---------------    ---------------
                                                                        ---------------    ---------------

     Net increase (decrease)                                                10,058,093        (34,654,038)
                                                                        ===============    ===============
                                                                        ===============    ===============

(1) Including undistributed net investment income                     $          7,766   $          2,071

See notes to financial statements.


MAXIM SERIES FUND, INC.

TEMPLETON INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                     Year Ended December 31,
                                     ------------------------------------------------------------------
                                     ------------------------------------------------------------------
                                        2000          1999          1998          1997         1996
                                     ------------  -----------   -----------   -----------  -----------
                                     ------------  -----------   -----------   -----------  -----------


Net Asset Value, Beginning of Perio$      1.5189 $     1.1874  $     1.2786  $     1.3229 $     1.1395

Income from Investment Operations

Net investment income                     0.0095       0.0155        0.0270        0.0205       0.0136
Net realized and unrealized gain (loss)   0.0080       0.3391       (0.0911)       0.0053       0.2087
                                     ------------  -----------   -----------   -----------  -----------
                                     ------------  -----------   -----------   -----------  -----------

Total Income (Loss) From
Investment Operations                     0.0175       0.3546       (0.0641)       0.0258       0.2223
                                     ------------  -----------   -----------   -----------  -----------
                                     ------------  -----------   -----------   -----------  -----------

Less Distributions

From net investment income               (0.0094)     (0.0154)      (0.0271)      (0.0204)     (0.0136)
From net realized gains                  (0.3005)     (0.0077)       0.0000       (0.0497)     (0.0253)
                                     ------------  -----------   -----------   -----------  -----------
                                     ------------  -----------   -----------   -----------  -----------

Total Distributions                      (0.3099)     (0.0231)      (0.0271)      (0.0701)     (0.0389)
                                     ------------  -----------   -----------   -----------  -----------
                                     ------------  -----------   -----------   -----------  -----------

Net Asset Value, End of Period     $      1.2265 $     1.5189  $     1.1874  $     1.2786 $     1.3229
                                     ============  ===========   ===========   ===========  ===========
                                     ============  ===========   ===========   ===========  ===========


Total Return                               1.64%       29.91%        (5.00%)        1.99%       19.59%

Net Assets, End of Period          $  94,174,386 $ 101,354,181 $ 120,381,642 $ 132,774,511$ 96,172,049

Ratio of Expenses to Average Net Assets:                                                         0.00%
- Before Reimbursement                     1.25%        1.24%         1.21%         1.21%        1.42%
- After Reimbursement #                    1.25%        1.23%         1.20%         1.20%        1.39%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                     0.73%        0.93%         2.04%         1.69%        1.21%
- After Reimbursement #                    0.73%        0.94%         2.05%         1.70%        1.24%

Portfolio Turnover Rate                   65.41%       58.75%        40.02%        34.30%       22.21%


# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Templeton International Equity Portfolio are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

     Restricted Securities

     The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuers financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2000 were $546,879, $492,403, and 0.52%, respectively.

     Foreign Currency Translations

     The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

     Dividends

     Dividends from net investment income of the Portfolio are declared and paid annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

     Federal Income Taxes

     For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. For the year ended December 31, 2000, the Portfolio reclassified $6,773 from paid-in capital to undistributed net investment income. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 1.50% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.


3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $62,312,514 and $68,499,992, respectively. For the year ended December 31, 2000, there were no purchases or sales of U.S. Government securities.

4.   UNREALIZED APPRECIATION (DEPRECIATION)

     At December 31, 2000, the U.S. Federal income tax cost basis was $87,888,360. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $19,030,436 and gross depreciation of securities in which there was an excess of tax cost over value of $11,484,850, resulting in net appreciation of $7,545,586.




The Maxim Series Fund

Templeton International Equity Portfolio

BONDS

FRANCE               --- 0.5%

INSURANCE RELATED
    483,450 Axa SA #                                                     492,403
            Convertible
            2.500% January 1, 2014
                                                                        $492,403

TOTAL FRANCE               --- 0.5%                                     $492,403

TOTAL BONDS --- 0.5%                                                    $492,403
(Cost $546,879)

COMMON STOCK

AUSTRALIA            --- 2.2%

FOREIGN BANKS
    263,630 Australia & New Zealand Banking Group Ltd                  2,106,658
                                                                      $2,106,658

TOTAL AUSTRALIA            --- 2.2%                                   $2,106,658

AUSTRIA              --- 0.3%

ELECTRIC COMPANIES
      8,100 EVN AG                                                       246,785
                                                                        $246,785

TOTAL AUSTRIA              --- 0.3%                                     $246,785

BERMUDA              --- 1.7%

FINANCIAL SERVICES
     48,700 Mutual Risk Management Ltd                                   739,607
                                                                        $739,607

INSURANCE RELATED
     10,400 XL Capital Ltd Class A                                       908,700
                                                                        $908,700

TOTAL BERMUDA              --- 1.7%                                   $1,648,307

BRAZIL               --- 1.6%

GOLD, METALS & MINING
     33,740 Companhia Vale do Rio Doce sponsored ADR*                    830,848
                                                                        $830,848

TELEPHONE & TELECOMMUNICATIONS
     31,600 Tele Norte Leste Participacoes SA ADR*                       720,859
                                                                        $720,859

TOTAL BRAZIL               --- 1.6%                                   $1,551,707

CANADA               --- 4.1%

COMMUNICATIONS - EQUIPMENT
      6,650 Nortel Networks Corp                                         213,212
                                                                        $213,212

GOLD, METALS & MINING
     69,800 Barrick Gold Corp                                          1,143,324
                                                                      $1,143,324

OIL & GAS
     64,100 Husky Energy Inc*                                            635,879
                                                                        $635,879

TRANSPORTATION
     44,400 Canadian National Railway Co                               1,311,012
                                                                      $1,311,012

UTILITIES
     49,800 TransCanada PipeLines Ltd                                    570,280
                                                                        $570,280

TOTAL CANADA               --- 4.1%                                   $3,873,707

CHILE                --- 1.3%

FOOD & BEVERAGES
     41,700 Embotelladora Andina SA ADR Class B                          398,735
                                                                        $398,735

TELEPHONE & TELECOMMUNICATIONS
    64,860 Compania de Telecomunicaciones de Chile SA sponsored ADR*     855,309
                                                                        $855,309

TOTAL CHILE                --- 1.3%                                   $1,254,044

CHINA                --- 0.5%

ELECTRIC COMPANIES
     65,500 Shandong Huaneng Power Co Ltd sponsored ADR                  524,655
                                                                        $524,655

TOTAL CHINA                --- 0.5%                                     $524,655

FINLAND              --- 2.2%

PAPER & FOREST PRODUCTS
    178,500 Stora Enso OYJ Class R*                                    2,111,680
                                                                      $2,111,680

TOTAL FINLAND              --- 2.2%                                   $2,111,680

FRANCE               --- 7.5%

AUTO PARTS & EQUIPMENT
     43,100 Compagnie Generale des Etablissements Michelin Class B*    1,559,987
                                                                      $1,559,987

INSURANCE RELATED
      9,730 AXA                                                        1,406,867
                                                                      $1,406,867

MACHINERY
     31,367 Alstom*                                                      809,888
                                                                        $809,888

OIL & GAS
      8,042 Total Fina Elf                                             1,196,020
                                                                      $1,196,020

PHARMACEUTICALS
     19,453 Aventis SA                                                 1,707,723
                                                                      $1,707,723

TELEPHONE & TELECOMMUNICATIONS
      7,997 Alcatel                                                      454,257
                                                                        $454,257

TOTAL FRANCE               --- 7.5%                                   $7,134,742

GERMANY              --- 4.0%

AUTOMOBILES
     17,900 Volkswagen AG                                                950,397
                                                                        $950,397

FOREIGN BANKS
     12,800 Deutsche Bank AG (registered)                              1,081,012
                                                                      $1,081,012

MISCELLANEOUS
     28,898 Veba AG                                                    1,758,175
                                                                      $1,758,175

TOTAL GERMANY              --- 4.0%                                   $3,789,584

HONG KONG            --- 6.0%

ELECTRIC COMPANIES
    157,000 CLP Holdings Ltd                                             782,997
        200 Hongkong Electric Holdings Ltd                                   738
                                                                        $783,735

FOREIGN BANKS
     90,461 HSBC Holdings PLC                                          1,339,536
                                                                      $1,339,536

INVESTMENT BANK/BROKERAGE FIRM
    932,000 Peregrine Investments Holdings Ltd*                                1
                                                                              $1

MISCELLANEOUS
    101,255 Hutchison Whampoa Ltd                                      1,262,458
                                                                      $1,262,458

REAL ESTATE
    161,000 Cheung Kong Holdings Ltd                                   2,058,969
                                                                      $2,058,969

SHOES
    158,700 Yue Yuen Industrial Holdings Ltd                             274,677
                                                                        $274,677

TOTAL HONG KONG            --- 6.0%                                   $5,719,376

IRELAND              --- 1.9%

HEALTH CARE RELATED
     39,450 Elan Corp PLC sponsored ADR*                               1,846,733
                                                                      $1,846,733

TOTAL IRELAND              --- 1.9%                                   $1,846,733

ITALY                --- 4.4%

AUTOMOBILES
     18,148 Fiat SpA                                                     447,448
                                                                        $447,448

FOREIGN BANKS
    316,880 Banca Nazionale del Lavoro                                   972,886
                                                                        $972,886

OIL & GAS
    283,400 ENI SpA                                                    1,809,373
                                                                      $1,809,373

PRINTING & PUBLISHING
      8,713 Seat Pagine Gialle SpA                                        19,429
                                                                         $19,429

TELEPHONE & TELECOMMUNICATIONS
    155,600 Telecom Italia SpA RNC                                       934,994
                                                                        $934,994

TOTAL ITALY                --- 4.4%                                   $4,184,130

JAPAN                --- 9.9%

COMPUTER HARDWARE & SYSTEMS
     68,000 Fujitsu Ltd                                                1,002,732
                                                                      $1,002,732

ELECTRONIC INSTRUMENTS & EQUIP
    125,000 Hitachi Ltd                                                1,114,273
     13,400 Sony Corp                                                    926,970
    162,000 Toshiba Corp                                               1,083,783
                                                                      $3,125,026

INVESTMENT BANK/BROKERAGE FIRM
     53,000 Nomura Securities Co Ltd                                     953,721
                                                                        $953,721

MACHINERY
    250,000 Komatsu Ltd                                                1,105,517
                                                                      $1,105,517

TELEPHONE & TELECOMMUNICATIONS
        151 Nippon Telegraph & Telephone Corp                          1,088,205
                                                                      $1,088,205

TRANSPORTATION
    172,000 Nippon Express Co Ltd                                      1,039,229
                                                                      $1,039,229

WATER
     84,000 Kurita Water Industries Ltd                                1,099,650
                                                                      $1,099,650

TOTAL JAPAN                --- 9.9%                                   $9,414,080

KOREA                --- 1.3%

ELECTRIC COMPANIES
     67,300 Korea Electric Power Corp sponsored ADR*                     689,825
                                                                        $689,825

TELEPHONE & TELECOMMUNICATIONS
     19,100 Korea Telecom Corp sponsored ADR*                            592,100
                                                                        $592,100

TOTAL KOREA                --- 1.3%                                   $1,281,925

MEXICO               --- 2.5%

AIRLINES
     15,000 Grupo Aeroportuario del Sureste SA de CV*                    249,375
                                                                        $249,375

PAPER & FOREST PRODUCTS
    464,000 Kimberly-Clark de Mexico SA de CV                          1,226,581
                                                                      $1,226,581

TELEPHONE & TELECOMMUNICATIONS
     20,400 Telefonos de Mexico SA sponsored ADR Class L                 920,550
                                                                        $920,550

TOTAL MEXICO               --- 2.5%                                   $2,396,506

NETHERLANDS          --- 9.4%

AIR FREIGHT
     35,223 TNT Post Group NV                                            851,906
                                                                        $851,906

CHEMICALS
     46,260 Akzo Nobel NV                                              2,484,397
                                                                      $2,484,397

ELECTRONIC INSTRUMENTS & EQUIP
     28,322 Koninklijke Philips Electronics NV                         1,037,601
                                                                      $1,037,601

FOREIGN BANKS
     35,130 ING Groep NV                                               2,806,241
                                                                      $2,806,241

PRINTING & PUBLISHING
     66,900 Wolters Kluwer NV                                          1,824,072
                                                                      $1,824,072

TOTAL NETHERLANDS          --- 9.4%                                   $9,004,217

NEW ZEALAND          --- 1.3%

PAPER & FOREST PRODUCTS
    994,500 Carter Holt Harvey Ltd                                       721,709
                                                                        $721,709

TELEPHONE & TELECOMMUNICATIONS
    230,400 Telecom Corp of New Zealand Ltd                              490,389
                                                                        $490,389

TOTAL NEW ZEALAND          --- 1.3%                                   $1,212,098

PHILIPPINES          --- 0.5%

TELEPHONE & TELECOMMUNICATIONS
     28,700 Philippine Long Distance Telephone Co sponsored ADR          511,204
                                                                        $511,204

TOTAL PHILIPPINES          --- 0.5%                                     $511,204

PORTUGAL             --- 0.7%

TELEPHONE & TELECOMMUNICATIONS
     71,700 Portugal Telecom SA (registered)                             655,688
                                                                        $655,688

TOTAL PORTUGAL             --- 0.7%                                     $655,688

SPAIN                --- 5.4%

ELECTRIC COMPANIES
    102,200 Iberdrola SA                                               1,281,007
                                                                      $1,281,007

FOREIGN BANKS
     36,600 Banco Popular Espanol SA                                   1,274,895
                                                                      $1,274,895

OIL & GAS
    112,730 Repsol YPF SA                                              1,801,434
                                                                      $1,801,434

TELEPHONE & TELECOMMUNICATIONS
     16,842 Telefonica SA*                                               842,100
                                                                        $842,100

TOTAL SPAIN                --- 5.4%                                   $5,199,436

SWEDEN               --- 3.5%

FOREIGN BANKS
    224,860 Nordea AB                                                  1,703,936
     61,120 Svenska Handelsbanken AB Class A                           1,046,143
                                                                      $2,750,079

HEAVY TRUCKS & PARTS
     35,400 Volvo AB Class B                                             587,155
                                                                        $587,155

TOTAL SWEDEN               --- 3.5%                                   $3,337,234

SWITZERLAND          --- 2.9%

INSURANCE RELATED
        599 Swiss Re (registered)*                                     1,436,048
      2,254 Zurich Financial Services AG*                              1,358,937
                                                                      $2,794,985

TOTAL SWITZERLAND          --- 2.9%                                   $2,794,985

UNITED KINGDOM       --- 18.2%

AEROSPACE & DEFENSE
    294,000 BAE Systems PLC                                            1,677,657
    376,700 Rolls-Royce PLC                                            1,119,802
                                                                      $2,797,459

AIRLINES
    132,634 British Airways PLC                                          773,692
                                                                        $773,692

CHEMICALS
    168,915 Imperial Chemical Industries PLC                           1,392,835
                                                                      $1,392,835

ELECTRIC COMPANIES
    207,110 Innogy Holdings PLC*                                         597,105
    207,110 International Power PLC                                      776,546
     21,789 PowerGen PLC*                                                346,103
                                                                      $1,719,754

ELECTRONIC INSTRUMENTS & EQUIP
    436,400 Chubb PLC*                                                 1,013,696
                                                                      $1,013,696

ENGINEERING & CONSTRUCTION
     95,516 Hanson PLC*                                                  653,839
                                                                        $653,839

FOOD & BEVERAGES
    237,360 Unilever PLC                                               2,031,677
                                                                      $2,031,677

INSURANCE RELATED
    169,000 Old Mutual PLC                                               419,071
                                                                        $419,071

MACHINERY
    257,300 Weir Group PLC                                               907,077
                                                                        $907,077

MANUFACTURING
    153,170 Invensys PLC                                                 358,080
                                                                        $358,080

MEDICAL PRODUCTS
    195,070 Nycomed Amersham PLC                                       1,624,530
                                                                      $1,624,530

OIL & GAS
    180,900 Shell Transport & Trading Co PLC                           1,483,554
                                                                      $1,483,554

RETAIL
    321,100 Marks & Spencer PLC                                          892,166
    155,300 Safeway PLC                                                  693,642
                                                                      $1,585,808

TRANSPORTATION
    615,600 Stagecoach Holdings PLC                                      606,925
                                                                        $606,925

TOTAL UNITED KINGDOM       --- 18.2%                                 $17,367,997

UNITED STATES        --- 1.8%

INSURANCE RELATED
     39,600 ACE Ltd                                                    1,680,505
                                                                      $1,680,505

TOTAL UNITED STATES        --- 1.8%                                   $1,680,505

TOTAL COMMON STOCK --- 95.2%                                         $90,847,983
(Cost $83,554,673)

PREFERRED STOCK

AUSTRALIA            --- 1.1%

BROADCAST/MEDIA
    148,631 News Corp Ltd (vtg)                                        1,057,206
                                                                      $1,057,206

TOTAL AUSTRALIA            --- 1.1%                                   $1,057,206

TOTAL PREFERRED STOCK --- 1.1%                                        $1,057,206
(Cost $750,454)

SHORT-TERM INVESTMENTS

UNITED STATES        --- 3.2%

FINANCIAL SERVICES
  3,038,000 Household Finance Corp                                     3,036,354
                                                                      $3,036,354

TOTAL UNITED STATES        --- 3.2%                                   $3,036,354

TOTAL SHORT-TERM INVESTMENTS --- 3.2%                                 $3,036,354
(Cost $3,036,354)

TOTAL TEMPLETON INTERNATIONAL EQUITY PORTFOLIO --- 100.0%            $95,433,946
(Cost $87,888,360)





INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Value Index Portfolio, Founders Growth & Income Portfolio, Ariel Small-Cap Value Portfolio, and T. Rowe Price MidCap Growth Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Index Portfolio, Founders Growth & Income Portfolio, Ariel Small-Cap Value Portfolio, and T. Rowe Price MidCap Growth Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001



                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 16)

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                                                 T. ROWE
                                                             ARIEL            FOUNDERS            PRICE
                                                           SMALL-CAP          GROWTH &           MIDCAP             VALUE
                                                             VALUE             INCOME            GROWTH             INDEX
                                                           PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                         --------------     --------------    --------------     -------------
                                                         --------------     --------------    --------------     -------------
ASSETS:
     Investments in securities, market value  (1)      $   116,596,579    $   130,289,264   $   256,736,401    $  378,398,549
     Cash                                                      125,676             15,750                 0           363,050
     Dividends and interest receivable                         145,585            113,184            39,299           433,800
     Receivable for investments sold                         1,176,461                  0            57,519        49,043,021
                                                         --------------     --------------    --------------     -------------
                                                         --------------     --------------    --------------     -------------

     Total assets                                          118,044,301        130,418,198       256,833,219       428,238,420
                                                         --------------     --------------    --------------     -------------
                                                         --------------     --------------    --------------     -------------

LIABILITIES:
     Due to investment advisor                                  91,185            110,852           203,652           175,838
     Payable for investments purchased                         980,988            981,119         1,090,044        49,469,306
     Payable to custodian                                            0                  0           408,687                 0
     Variation margin on futures contracts                           0                  0                 0            95,216
                                                         --------------     --------------    --------------     -------------
                                                         --------------     --------------    --------------     -------------

     Total liabilities                                       1,072,173          1,091,971         1,702,383        49,740,360
                                                         --------------     --------------    --------------     -------------
                                                         --------------     --------------    --------------     -------------

NET ASSETS                                             $   116,972,128    $   129,326,227   $   255,130,836    $  378,498,060
                                                         ==============     ==============    ==============     =============
                                                         ==============     ==============    ==============     =============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                     $    12,480,688    $    13,775,028   $    16,336,614    $   23,012,755
     Additional paid-in capital                             93,497,425        127,175,022       193,796,043       331,956,875
     Net unrealized appreciation (depreciation)              8,931,731         (2,249,122)       45,383,841         9,202,225
     on investments and futures
     Undistributed net investment income                         1,559                  0                 0            10,743
     Accumulated net realized gain (loss)                    2,060,725         (9,374,701)         (385,662)       14,315,462
     on investments and futures contracts
                                                         --------------     --------------    --------------     -------------
                                                         --------------     --------------    --------------     -------------

NET ASSETS                                             $   116,972,128    $   129,326,227   $   255,130,836    $  378,498,060
                                                         ==============     ==============    ==============     =============
                                                         ==============     ==============    ==============     =============

NET ASSET VALUE PER OUTSTANDING SHARE                  $        0.9372    $        0.9388   $        1.5617    $       1.6447
                                                         ==============     ==============    ==============     =============
                                                         ==============     ==============    ==============     =============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                            200,000,000        200,000,000       200,000,000       300,000,000
     Outstanding                                           124,806,881        137,750,280       163,366,136       230,127,549

(1)  Cost of investments in securities:                $   107,664,848    $   132,538,386   $   211,352,560    $  369,041,361

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                          ARIEL                               FOUNDERS
                                                                      SMALL-CAP VALUE                     GROWTH & INCOME
                                                                   PORTFOLIO                            PORTFOLIO
                                                                ---------------------------          ---------------------------
                                                                ---------------------------          ---------------------------
                                                                   2000            1999                 2000            1999
                                                                -----------     -----------          -----------     -----------
                                                                -----------     -----------          -----------     -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                                   679,076    $     76,366         $   (283,582)   $     43,970
    Net realized gain (loss) on investments                      6,626,024       4,233,838           (1,863,782)      3,792,705
    Change in net unrealized appreciation                       10,480,042      (6,440,835)          (27,805,388)    15,711,559
      (depreciation) on investments
    Change in net unrealized appreciation on translation                 0               0                    0
    of assets and liabilities denominated in foreign currencies          0               0                    0        (120,405)
                                                                -----------     -----------          -----------     -----------
                                                                -----------     -----------          -----------     -----------

    Net increase (decrease) in net assets resulting              17,785,142      (2,130,631)          (29,952,752)    19,427,829
    from operations
                                                                -----------     -----------          -----------     -----------
                                                                -----------     -----------          -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                    (675,850)        (76,410)                   0         (46,262)
    From net realized gains                                     (4,936,143)     (4,235,288)          (7,461,519)     (7,375,236)
                                                                -----------     -----------          -----------     -----------
                                                                -----------     -----------          -----------     -----------

    Total distributions                                         (5,611,993)     (4,311,698)          (7,461,519)     (7,421,498)
                                                                -----------     -----------          -----------     -----------
                                                                -----------     -----------          -----------     -----------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                           129,859,489      9,636,493           104,417,880     16,748,850
    Reinvestment of distributions                                5,611,993       4,311,698            7,462,871       7,420,146
    Redemptions of shares                                       (65,963,193)    (10,962,224)         (92,405,477)    (9,797,340)
                                                                -----------     -----------          -----------     -----------
                                                                -----------     -----------          -----------     -----------

    Net increase in net assets resulting from share             69,508,289       2,985,967           19,475,274      14,371,656
    transactions
                                                                -----------     -----------          -----------     -----------
                                                                -----------     -----------          -----------     -----------

    Total increase (decrease) in net assets                     81,681,438      (3,456,362)          (17,938,997)    26,377,987

NET ASSETS:
    Beginning of period                                         35,290,690      38,747,052           147,265,224     120,887,237
                                                                -----------     -----------          -----------     -----------
                                                                -----------     -----------          -----------     -----------

    End of period  (1)                                          116,972,128   $ 35,290,690         $ 129,326,227   $ 147,265,224
                                                                ===========     ===========          ===========     ===========
                                                                ===========     ===========          ===========     ===========

OTHER INFORMATION:

SHARES:
    Sold                                                        154,756,290     10,764,850           89,659,208      15,017,299
    Issued in reinvestment of distributions                      6,390,905       5,721,210            7,838,078       6,605,086
    Redeemed                                                    (81,353,351)    (12,097,021)         (78,358,790)    (8,603,336)
                                                                -----------     -----------          -----------     -----------
                                                                -----------     -----------          -----------     -----------

    Net increase                                                79,793,844       4,389,039           19,138,496      13,019,049
                                                                ===========     ===========          ===========     ===========
                                                                ===========     ===========          ===========     ===========

(1) Including undistributed (overdistributed) net investment         1,559    $     (1,667)        $          0    $
    income (loss)

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                  T. ROWE PRICE
                                                                  MIDCAP GROWTH                         VALUE INDEX
                                                                  PORTFOLIO                             PORTFOLIO
                                                               ---------------------------           ---------------------------
                                                               ---------------------------           ---------------------------
                                                                  2000            1999                  2000            1999
                                                               -----------     -----------           -----------     -----------
                                                               -----------     -----------           -----------     -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                             $   (721,014)   $   (560,710)         $  4,943,498    $  4,650,841
    Net realized gain on investments                           17,486,942      12,980,782            41,346,785      65,939,796
    Net realized loss on futures contracts                                                              (60,320)        (91,895)
    Change in net unrealized appreciation on investments       (2,824,580)     25,009,620            (23,977,573)    (33,650,123)
    Change in net unrealized appreciation on translation of             0                                     0               0
    assets and liabilities denominated in foreign currencies            0            (173)                    0               0
    Change in net unrealized appreciation (depreciation) on                             0              (701,607)        401,419
      futures contracts
                                                               -----------     -----------           -----------     -----------
                                                               -----------     -----------           -----------     -----------

    Net increase in net assets resulting from operations       13,941,348      37,429,519            21,550,783      37,250,038
                                                               -----------     -----------           -----------     -----------
                                                               -----------     -----------           -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                          0               0            (4,946,452)     (4,650,639)
    From net realized gains                                    (20,272,316)    (10,536,959)          (47,843,758)    (50,703,284)
                                                               -----------     -----------           -----------     -----------
                                                               -----------     -----------           -----------     -----------

    Total distributions                                        (20,272,316)    (10,536,959)          (52,790,210)    (55,353,923)
                                                               -----------     -----------           -----------     -----------
                                                               -----------     -----------           -----------     -----------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                          217,504,784     49,607,104            262,138,347     75,476,605
    Reinvestment of distributions                              20,272,316      10,536,959            52,790,210      55,353,923
    Redemptions of shares                                      (179,404,747)   (23,709,610)          (296,753,446)   (47,503,765)
                                                               -----------     -----------           -----------     -----------
                                                               -----------     -----------           -----------     -----------

    Net increase in net assets resulting from                   58,372,353      36,434,453            18,175,111      83,326,763
    share transactions
                                                               -----------     -----------           -----------     -----------
                                                               -----------     -----------           -----------     -----------

    Total increase (decrease) in net assets                    52,041,385      63,327,013            (13,064,316)    65,222,878

NET ASSETS:
    Beginning of period                                        203,089,451     139,762,438           391,562,376     326,339,498
                                                               -----------     -----------           -----------     -----------
                                                               -----------     -----------           -----------     -----------

    End of period  (1)                                       $ 255,130,836   $ 203,089,451         $ 378,498,060   $ 391,562,376
                                                               ===========     ===========           ===========     ===========
                                                               ===========     ===========           ===========     ===========

OTHER INFORMATION:

SHARES:
    Sold                                                       129,495,141     34,448,603            150,106,951     37,750,936
    Issued in reinvestment of distributions                    13,156,463       7,243,388            31,826,168      31,276,764
    Redeemed                                                   (107,568,857)   (17,154,750)          (168,830,061)   (24,182,360)
                                                               -----------     -----------           -----------     -----------
                                                               -----------     -----------           -----------     -----------

    Net increase                                               35,082,747      24,537,241            13,103,058      44,845,340
                                                               ===========     ===========           ===========     ===========
                                                               ===========     ===========           ===========     ===========

(1) Including undistributed net investment income (loss)     $          0    $   (760,954)         $     10,743    $     13,697

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                                           T. ROWE
                                                                     ARIEL          FOUNDERS         PRICE
                                                                   SMALL-CAP        GROWTH &         MIDCAP          VALUE
                                                                     VALUE           INCOME          GROWTH          INDEX
                                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                  -------------   -------------   -------------   -------------
                                                                  -------------   -------------   -------------   -------------

INVESTMENT INCOME:
    Interest                                                    $      469,477  $      422,316  $    1,021,767  $      464,884
    Dividends                                                          901,924         846,122         668,982       6,783,179
    Foreign withholding tax                                                  0          (4,776)         (3,362)        (54,395)
                                                                  -------------   -------------   -------------   -------------
                                                                  -------------   -------------   -------------   -------------

    Total income                                                     1,371,401       1,263,662       1,687,387       7,193,668
                                                                  -------------   -------------   -------------   -------------
                                                                  -------------   -------------   -------------   -------------

EXPENSES:
    Audit fees                                                          10,295           9,637           9,137
    Investment administration                                          101,565         104,480          96,706
    Bank and custodial fees                                             18,485          32,824          44,604
    Other expenses                                                      19,855          22,505          26,234
    Management fees                                                    543,738       1,378,100       2,293,715       2,250,170
                                                                  -------------   -------------   -------------   -------------
                                                                  -------------   -------------   -------------   -------------

    Total expenses                                                     693,938       1,547,546       2,470,396       2,250,170

    Less amount reimbursed by investment advisor                         1,613             302          61,995
                                                                  -------------   -------------   -------------   -------------
                                                                  -------------   -------------   -------------   -------------

    Net expenses                                                       692,325       1,547,244       2,408,401       2,250,170
                                                                  -------------   -------------   -------------   -------------
                                                                  -------------   -------------   -------------   -------------

NET INVESTMENT INCOME (LOSS)                                           679,076        (283,582)       (721,014)      4,943,498
                                                                  -------------   -------------   -------------   -------------
                                                                  -------------   -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                          6,626,024      (1,863,782)     17,486,942      41,346,785
    Net realized loss on futures contracts                                                                             (60,320)
    Change in net unrealized appreciation (depreciation) on         10,480,042     (27,805,388)     (2,824,580)    (23,977,573)
      investments
    Change in net unrealized depreciation on futures contracts               0                                        (701,607)
                                                                  -------------   -------------   -------------   -------------
                                                                  -------------   -------------   -------------   -------------

    Net realized and unrealized gain (loss) on investments and      17,106,066     (29,669,170)     14,662,362      16,607,285
      future contracts
                                                                  -------------   -------------   -------------   -------------
                                                                  -------------   -------------   -------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $   17,785,142  $  (29,952,752) $   13,941,348  $   21,550,783
                                                                  =============   =============   =============   =============
                                                                  =============   =============   =============   =============


See notes to financial statements.

MAXIM SERIES FUND, INC.

ARIEL SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                       Year Ended December 31,
                                       ---------------------------------------------------------------
                                       ---------------------------------------------------------------
                                          2000         1999         1998         1997         1996
                                       ------------  ----------   ----------   ----------   ----------
                                       ------------  ----------   ----------   ----------   ----------


Net Asset Value, Beginning of Period $      0.7840 $    0.9538  $    0.9154  $    1.2480  $    1.0669

Income from Investment Operations

Net investment income                       0.0072      0.0019       0.0022       0.0067       0.0095
Net realized and unrealized gain (loss)     0.1974     (0.0631)      0.0721       0.3223       0.1811
                                       ------------  ----------   ----------   ----------   ----------
                                       ------------  ----------   ----------   ----------   ----------

Total Income (Loss) From
Investment Operations                       0.2046     (0.0612)      0.0743       0.3290       0.1906
                                       ------------  ----------   ----------   ----------   ----------
                                       ------------  ----------   ----------   ----------   ----------

Less Distributions

From net investment income                 (0.0072)    (0.0019)     (0.0022)     (0.0067)     (0.0095)
From net realized gains                    (0.0442)    (0.1067)     (0.0337)     (0.6549)      0.0000
                                       ------------  ----------   ----------   ----------   ----------
                                       ------------  ----------   ----------   ----------   ----------

Total Distributions                        (0.0514)    (0.1086)     (0.0359)     (0.6616)     (0.0095)
                                       ------------  ----------   ----------   ----------   ----------
                                       ------------  ----------   ----------   ----------   ----------

Net Asset Value, End of Period       $      0.9372 $    0.7840  $    0.9538  $    0.9154  $    1.2480
                                       ============  ==========   ==========   ==========   ==========
                                       ============  ==========   ==========   ==========   ==========


Total Return                                26.65%      (5.80%)       8.28%       27.86%       17.94%

Net Assets, End of Period            $ 116,972,128 $ 35,290,690 $ 38,747,052 $ 22,526,242 $ 36,599,651

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                       1.27%       1.28%        1.27%        1.33%        1.42%
- After Reimbursement #                      1.27%       1.23%        1.26%        1.28%        1.31%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                       1.24%       0.16%        0.26%        0.59%        0.79%
- After Reimbursement #                      1.24%       0.21%        0.27%        0.64%        0.90%

Portfolio Turnover Rate                     52.61%      46.17%       26.29%       82.83%       30.61%


# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.

                                                                                            (Continued)

MAXIM SERIES FUND, INC.

FOUNDERS GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999 and 1998, and the period ended December 31, 1997 are as follows:

                                              Period Ended December 31,
                                              ----------------------------------------------------------
                                              ----------------------------------------------------------
                                                 2000           1999            1998           1997
                                              ------------   ------------    ------------   ------------
                                              ------------   ------------    ------------   ------------
                                                                                                (A)
Net Asset Value, Beginning of Period        $      1.2416  $      1.1448   $      1.0228  $      1.0000

Income from Investment Operations

Net investment income (loss)                       0.0000         0.0004          0.0157         0.0089
Net realized and unrealized gain (loss)           (0.2426)        0.1633          0.1655         0.0228
                                              ------------   ------------    ------------   ------------
                                              ------------   ------------    ------------   ------------

Total Income (Loss) From Investment Operations    (0.2426)        0.1637          0.1812         0.0317
                                              ------------   ------------    ------------   ------------
                                              ------------   ------------    ------------   ------------

Less Distributions

From net investment income                         0.0000        (0.0004)        (0.0157)       (0.0089)
From net realized gains                           (0.0602)       (0.0665)        (0.0435)        0.0000
                                              ------------   ------------    ------------   ------------
                                              ------------   ------------    ------------   ------------

Total Distributions                               (0.0602)       (0.0669)        (0.0592)       (0.0089)
                                              ------------   ------------    ------------   ------------
                                              ------------   ------------    ------------   ------------

Net Asset Value, End of Period              $      0.9388  $      1.2416   $      1.1448  $      1.0228
                                              ============   ============    ============   ============
                                              ============   ============    ============   ============


Total Return                                      (19.60%)        15.04%          17.85%          3.17%

Net Assets, End of Period                   $ 129,326,227  $ 147,265,224   $ 120,887,237  $  94,206,892

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                              1.12%          1.12%           1.15%          1.15% *
- After Reimbursement #                             1.12%          1.11%           1.15%          1.14% *

Ratio of Net Investment Income (Loss) to
Average Net Assets:
- Before Reimbursement                             (0.21%)         0.02%           1.46%          1.77% *
- After Reimbursement #                            (0.21%)         0.03%           1.46%          1.78% *

Portfolio Turnover Rate                           191.12%        173.72%         287.17%        111.45%


*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 1, 1997.

                                                                                             (Continued)

MAXIM SERIES FUND, INC.

T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999 and 1998, and the period ended December 31, 1997 are as follows:

                                               Period Ended December 31,
                                               --------------------------------------------------------
                                               --------------------------------------------------------
                                                  2000           1999           1998          1997
                                               ------------   ------------  -------------  ------------
                                               ------------   ------------  -------------  ------------
                                                                                               (A)
Net Asset Value, Beginning of Period         $      1.5831  $      1.3472 $       1.1069 $      1.0000

Income from Investment Operations
                                                                                                0.0000
Net investment loss                                 0.0059        (0.0040)       (0.0016)       0.0000
Net realized and unrealized gain                    0.1073         0.3274         0.2471        0.1086
                                               ------------   ------------  -------------  ------------
                                               ------------   ------------  -------------  ------------

Total Income From Investment Operations             0.1132         0.3234         0.2455        0.1086
                                               ------------   ------------  -------------  ------------
                                               ------------   ------------  -------------  ------------

Less Distributions

From net realized gains                            (0.1346)       (0.0875)       (0.0052)      (0.0017)
                                               ------------   ------------  -------------  ------------
                                               ------------   ------------  -------------  ------------

Total Distributions                                (0.1346)       (0.0875)       (0.0052)      (0.0017)
                                               ------------   ------------  -------------  ------------
                                               ------------   ------------  -------------  ------------

Net Asset Value, End of Period               $      1.5617  $      1.5831 $       1.3472 $      1.1069
                                               ============   ============  =============  ============
                                               ============   ============  =============  ============


Total Return                                         7.34%         24.60%         22.23%        10.86%

Net Assets, End of Period                    $ 255,130,836  $ 203,089,451 $  139,762,438 $  56,704,297

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                               1.08%          1.11%          1.16%         1.30% *
- After Reimbursement #                              1.05%          1.05%          1.05%         1.05% *

Ratio of Net Investment Loss to
Average Net Assets:
- Before Reimbursement                              (0.34%)        (0.41%)        (0.32%)       (0.41%)*
- After Reimbursement #                             (0.31%)        (0.35%)        (0.21%)       (0.16%)*

Portfolio Turnover Rate                             56.95%         66.80%         52.50%        24.28%


*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 1, 1997.

                                                                                            (Continued)

MAXIM SERIES FUND, INC.

VALUE INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                      Year Ended December 31,
                                     --------------------------------------------------------------------
                                     --------------------------------------------------------------------
                                        2000          1999           1998         1997          1996
                                     ------------  ------------   -----------  ------------  ------------
                                     ------------  ------------   -----------  ------------  ------------


Net Asset Value, Beginning of Perio$      1.8042 $      1.8953  $     1.8136 $      1.4538 $      1.2623

Income from Investment Operations

Net investment income                     0.0226        0.0243        0.0279        0.0278        0.0298
Net realized and unrealized gain          0.0657        0.1779        0.2301        0.4631        0.2287
                                     ------------  ------------   -----------  ------------  ------------
                                     ------------  ------------   -----------  ------------  ------------

Total Income From
     Investment Operations                0.0883        0.2022        0.2580        0.4909        0.2585
                                     ------------  ------------   -----------  ------------  ------------
                                     ------------  ------------   -----------  ------------  ------------

Less Distributions

From net investment income               (0.0227)      (0.0243)      (0.0278)      (0.0278)      (0.0298)
From net realized gains                  (0.2251)      (0.2690)      (0.1485)      (0.1033)      (0.0372)
                                     ------------  ------------   -----------  ------------  ------------
                                     ------------  ------------   -----------  ------------  ------------

Total Distributions                      (0.2478)      (0.2933)      (0.1763)      (0.1311)      (0.0670)
                                     ------------  ------------   -----------  ------------  ------------
                                     ------------  ------------   -----------  ------------  ------------

Net Asset Value, End of Period     $      1.6447 $      1.8042  $     1.8953 $      1.8136 $      1.4538
                                     ============  ============   ===========  ============  ============
                                     ============  ============   ===========  ============  ============


Total Return                               5.36%        11.39%        14.48%        34.08%        20.63%

Net Assets, End of Period          $ 378,498,060 $ 391,562,376  $ 326,339,498$ 237,421,804 $ 122,283,026

Ratio of Expenses to
Average Net Assets                         0.60%         0.60%         0.60%         0.60%         0.60%

Ratio of Net Investment Income to
Average Net Assets                         1.32%         1.31%         1.54%         1.83%         2.38%

Portfolio Turnover Rate                   53.18%        70.11%        39.67%        26.03%        16.31%



                                                                                              (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

          Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940
          Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Ariel Small-Cap Value, Founders Growth & Income, T. Rowe Price MidCap Growth and Value Index Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is: to seek long-term capital appreciation for the Ariel Small-Cap Value and T. Rowe Price MidCap Growth Portfolios; to seek long-term growth of capital and income for the Founders Growth & Income Portfolio; and to seek investment results that track the total return of the common stocks that comprise the Standard & Poors (S&P)/BARRA Value Index for the Value Index Portfolio. The Portfolios are diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

          Security Valuation

          Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

          Restricted Securities

          The Founders Growth & Income Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuers financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2000 were $356,815, $261,563 and 0.20%, respectively


          Financial Futures Contracts

          The Value Index Portfolio may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

          Dividends

          Dividends from net investment income of the Portfolios are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

          Security Transactions

          Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

          Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

          Federal Income Taxes

          For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

          Classification of Distributions to Shareholders

          The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. For the year ended December 31, 2000, the Founders Growth & Income Portfolio reclassified $283,582 from paid-in capital to undistributed net investment income and the T. Rowe Price MidCap Growth Portfolio reclassified $1,065,580 from paid-in capital to undistributed net investment income, $416,388 from accumulated net realized gain on investments to undistributed net investment income and $35,056 from accumulated net realized gain on investments to paid-in capital. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios.



          2. INVESTMENT ADVISORY AGREEMENT

          The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .60% of the average daily net assets of the Value Index Portfolio and 1.00% of the average daily net assets of the Ariel Small-Cap Value, Founders Growth & Income and T. Rowe Price MidCap Growth Portfolios. However, the investment advisor shall pay any expenses which exceed an annual rate, including management fees, of 1.35%, 1.15% and 1.05% of the average daily net assets of the Ariel Small-Cap Value, Founders Growth & Income and T. Rowe Price MidCap Growth Portfolios, respectively. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods. For the Value Index Portfolio, the management fee encompasses fund operation expenses.

          3. PURCHASES AND SALES OF INVESTMENT SECURITIES

          For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

                                              Purchases           Sales
                                            --------------    --------------

     Ariel Small-Cap Value Portfolio         $                 $ 26,794,474
                                                80,739,723
     Founders Growth & Income Portfolio                         257,019,622
                                               271,167,261
     T. Rowe Price MidCap Growth Portfolio                      123,042,250
                                               162,951,571
     Value Index Portfolio                                      211,222,911
                                               196,059,973

      For the year ended December 31, 2000, there were no purchases or sales of U.S. Government securities.

          4. UNREALIZED APPRECIATION (DEPRECIATION)

          The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000, were as follows:

                              Cost For                                                Net
                               Income                                             Unrealized
                                 Tax             Gross             Gross         Appreciation
                              Purposes       Appreciation      Depreciation      (Depreciation)
                             ------------    --------------    --------------    --------------

     Ariel Small-Cap
        Value Portfolio   $               $     13,887,215  $                 $     8,728,841
                              107,867,738                         (5,158,374)
     Founders Growth &
        Income Portfolio                        10,550,541                         (4,233,639)
                              134,522,903                        (14,784,180)
     T. Rowe Price
        MidCap Growth
        Portfolio                               64,084,660                         44,194,502
                              212,541,899                        (19,890,158)
     Value Index
        Portfolio                               51,695,195                          5,210,818
                              373,187,731                        (46,484,377)


          5. FUTURES CONTRACTS

          As of December 31, 2000, the Value Index Portfolio had 17 open S&P 500 and 13 open S&P BARRA long futures contracts. The contracts expire in March 2001 and the Portfolio has recorded unrealized depreciation of $177,063 and unrealized appreciation of $22,100, respectively, resulting in net depreciation of $154,963.


The Maxim Series Fund

Ariel Small-Cap Value Portfolio

COMMON STOCK

CHEMICALS --- 1.9%
    252,000 RPM Inc                                                    2,157,624
                                                                      $2,157,624

ELECTRONIC INSTRUMENTS & EQUIP --- 2.5%
    103,700 Littelfuse Inc*                                            2,968,413
                                                                      $2,968,413

FINANCIAL SERVICES --- 4.2%
     66,200 MBIA Inc                                                   4,907,075
                                                                      $4,907,075

FOOD & BEVERAGES --- 10.2%
    217,700 Bob Evans Farms Inc                                        4,639,622
     76,700 JM Smucker Co                                              2,143,765
    141,800 McCormick & Co Inc (nonvtg)                                5,113,592
                                                                     $11,896,979

HOUSEHOLD GOODS --- 5.9%
    191,100 Leggett & Platt Inc                                        3,618,861
    107,800 Libbey Inc                                                 3,274,425
                                                                      $6,893,286

INSURANCE RELATED --- 7.8%
    169,200 HCC Insurance Holdings Inc                                 4,557,740
    210,900 Horace Mann Educators Corp                                 4,507,988
                                                                      $9,065,728

LEISURE & ENTERTAINMENT --- 5.3%
    127,600 International Game Technology*                             6,124,800
                                                                      $6,124,800

MANUFACTURING --- 11.9%
    152,100 Brady Corp Class A                                         5,142,802
     79,400 Graco Inc                                                  3,285,175
    119,800 IDEX Corp                                                  3,968,375
     35,800 Matthews International Corp Class A                        1,129,920
     17,700 Oneida Ltd*                                                  328,547
                                                                     $13,854,819

MEDICAL PRODUCTS --- 6.0%
     73,300 Bausch & Lomb Inc                                          2,964,032
     84,400 Invacare Corp                                              2,890,700
     70,800 Sybron Dental Specialties Inc*                             1,194,750
                                                                      $7,049,482

MISCELLANEOUS --- 4.2%
    126,500 American Greetings Corp Class A                            1,193,781
    244,900 Dial Corp                                                  2,693,900
     45,000 Energizer Holdings Inc*                                      961,875
                                                                      $4,849,556

OFFICE EQUIPMENT & SUPPLIES --- 4.2%
    107,086 General Binding Corp*                                        722,831
    146,600 Herman Miller Inc                                          4,214,750
                                                                      $4,937,581

PRINTING & PUBLISHING --- 4.9%
    190,400 Lee Enterprises Inc                                        5,676,205
                                                                      $5,676,205

REAL ESTATE --- 4.2%
    193,200 Rouse Co REIT                                              4,926,600
                                                                      $4,926,600

RETAIL --- 2.9%
     98,500 Longs Drug Stores Corp                                     2,376,313
     29,300 Neiman Marcus Group Inc*                                   1,041,967
                                                                      $3,418,280

SPECIALIZED SERVICES --- 9.5%
     43,500 Department 56 Inc*                                           500,250
      7,055 Grey Global Group Inc                                      4,585,750
    347,700 ServiceMaster Co                                           3,998,550
     64,600 Valassis Communications Inc*                               2,038,905
                                                                     $11,123,455

TEXTILES --- 0.9%
    115,450 Interface Inc                                              1,002,914
                                                                      $1,002,914

TOYS --- 3.9%
    432,950 Hasbro Inc                                                 4,600,094
                                                                      $4,600,094

TOTAL COMMON STOCK --- 90.4%                                        $105,452,891
(Cost $96,521,160)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 5.5%
    700,000 American Express Credit Corp                                 699,368
  5,758,000 Household Finance Corp                                     5,754,881
                                                                      $6,454,249

INSURANCE RELATED --- 1.0%
  1,200,000 American General Finance Corp                              1,197,818
                                                                      $1,197,818

TRANSPORTATION --- 3.0%
  3,500,000 DaimlerChrysler                                            3,491,621
                                                                      $3,491,621

TOTAL SHORT-TERM INVESTMENTS --- 9.6%                                $11,143,688
(Cost $11,143,688)

TOTAL ARIEL SMALL-CAP VALUE PORTFOLIO --- 100.0%                    $116,596,579
(Cost $107,664,848)



The Maxim Series Fund

Founders Growth & Income Portfolio

BONDS

COMPUTER HARDWARE & SYSTEMS --- 0.2%
    450,000 Redback Networks Inc #                                       261,563
            Convertible
            5.000% April 1, 2007
                                                                        $261,563

COMPUTER SOFTWARE & SERVICES --- 0.2%
    250,000 Juniper Networks Inc                                         260,938
            Convertible
            4.750% March 15, 2007
                                                                        $260,938

TOTAL BONDS --- 0.4%                                                    $522,501
(Cost $592,900)

COMMON STOCK

AEROSPACE & DEFENSE --- 0.5%
     10,375 Boeing Co                                                    684,750
                                                                        $684,750

BANKS --- 5.4%
     21,225 Bank of New York Co Inc                                    1,171,344
     16,450 Chase Manhattan Corp                                         747,439
      7,300 Fifth Third Bancorp                                          436,175
     72,575 FleetBoston Financial Corp                                 2,726,062
      3,400 State Street Corp                                            422,314
     26,450 Wells Fargo & Co                                           1,472,921
                                                                      $6,976,255

BIOTECHNOLOGY --- 0.3%
      5,375 Genentech Inc*                                               438,063
                                                                        $438,063

BROADCAST/MEDIA --- 0.3%
     10,400 Comcast Corp Class A*                                        434,200
                                                                        $434,200

COMMUNICATIONS - EQUIPMENT --- 6.2%
     14,100 ADC Telecommunications Inc*                                  255,563
     85,550 Cisco Systems Inc*                                         3,272,288
     12,025 Comverse Technology Inc*                                   1,306,216
     20,150 Corning Inc                                                1,064,162
     10,675 JDS Uniphase Corp*                                           445,009
      5,525 Network Appliance Inc*                                       354,633
     21,705 Nortel Networks Corp                                         695,906
      8,775 QUALCOMM Inc*                                                721,191
                                                                      $8,114,968

COMPUTER HARDWARE & SYSTEMS --- 2.4%
     23,375 EMC Corp*                                                  1,554,438
      7,625 International Business Machines Corp                         648,125
      6,800 Palm Inc*                                                    192,522
     24,850 Sun Microsystems Inc*                                        692,694
                                                                      $3,087,779

COMPUTER SOFTWARE & SERVICES --- 4.2%
      7,850 Automatic Data Processing Inc                                496,999
      5,050 Check Point Software            Technologies Ltd*            674,488
     27,025 Microsoft Corp*                                            1,172,209
     87,200 Oracle Corp*                                               2,534,206
      4,700 Siebel Systems Inc*                                          317,838
      3,900 VERITAS Software Corp*                                       341,250
                                                                      $5,536,990

COSMETICS & PERSONAL CARE --- 0.6%
     20,800 Gillette Co                                                  751,400
                                                                        $751,400

ELECTRIC COMPANIES --- 0.9%
      7,475 Duke Energy Corp                                             637,244
      7,000 FPL Group Inc                                                502,250
                                                                      $1,139,494

ELECTRONIC INSTRUMENTS & EQUIP --- 5.1%
    109,125 General Electric Co                                        5,231,125
      5,750 Sanmina Corp*                                                440,594
     28,175 Solectron Corp*                                              955,133
                                                                      $6,626,852

ELECTRONICS - SEMICONDUCTOR --- 3.7%
     11,525 Analog Devices Inc*                                          589,930
      3,225 Broadcom Corp Class A*                                       270,900
     43,675 Intel Corp                                                 1,312,958
     37,000 Motorola Inc                                                 749,250
     40,750 Texas Instruments Inc                                      1,930,531
                                                                      $4,853,569

FINANCIAL SERVICES --- 7.0%
     20,525 American Express Co                                        1,127,582
     82,074 Citigroup Inc                                              4,190,863
     33,825 Fannie Mae (nonvtg)                                        2,934,319
     10,175 Morgan Stanley Dean Witter & Co                              806,369
                                                                      $9,059,133

FOOD & BEVERAGES --- 2.8%
     11,550 Anheuser-Busch Cos Inc                                       525,525
     25,675 Coca-Cola Co                                               1,564,557
     27,650 ConAgra Foods Inc                                            718,900
     16,700 PepsiCo Inc                                                  827,685
                                                                      $3,636,667

HEALTH CARE RELATED --- 3.9%
     18,950 Abbott Laboratories                                          917,881
     19,375 American Home Products Corp                                1,231,281
     19,325 Amgen Inc*                                                 1,235,583
     23,575 Bristol-Myers Squibb Co                                    1,743,065
                                                                      $5,127,810

HOUSEHOLD GOODS --- 1.0%
      6,575 Colgate-Palmolive Co                                         424,416
     12,175 Kimberly-Clark Corp                                          860,651
                                                                      $1,285,067

INSURANCE RELATED --- 4.7%
     18,525 Allstate Corp                                                806,986
     25,662 American International Group Inc                           2,529,298
     14,775 Hartford Financial Services Group Inc                      1,043,484
     14,375 Marsh & McLennan Cos Inc                                   1,681,875
                                                                      $6,061,643

INVESTMENT BANK/BROKERAGE FIRM --- 1.2%
      6,175 Charles Schwab Corp                                          175,216
     13,500 Lehman Brothers Holdings Inc                                 912,938
      7,025 Merrill Lynch & Co Inc                                       479,014
                                                                      $1,567,168

LEISURE & ENTERTAINMENT --- 2.6%
     14,025 Harley-Davidson Inc                                          557,494
     28,700 Time Warner Inc                                            1,499,288
     29,325 Viacom Inc Class B*                                        1,370,944
                                                                      $3,427,726

MANUFACTURING --- 4.1%
      8,975 Danaher Corp                                                 613,666
     84,775 Tyco International Ltd                                     4,705,004
                                                                      $5,318,670

MEDICAL PRODUCTS --- 2.3%
     26,650 Baxter International Inc                                   2,353,515
      9,600 Medtronic Inc                                                579,600
                                                                      $2,933,115

MISCELLANEOUS --- 2.7%
     22,075 AES Corp*                                                  1,222,403
        325 Berkshire Hathaway Inc Class B*                              765,050
     16,925 Calpine Corp*                                                762,674
      4,475 Minnesota Mining & Mftg Co                                   539,238
      8,700 Nextel Communications Inc Class A*                           215,325
                                                                      $3,504,690

OIL & GAS --- 8.2%
     20,650 Anadarko Petroleum Corp                                    1,467,802
     12,700 BJ Services Co*                                              874,713
     10,025 Chevron Corp                                                 846,481
     45,554 Exxon Mobil Corp                                           3,960,328
     17,925 Noble Drilling Corp*                                         778,608
     14,775 Schlumberger Ltd                                           1,181,069
     21,200 Smith International Inc*                                   1,580,714
                                                                     $10,689,715

PERSONAL LOANS --- 0.7%
     13,900 Capital One Financial Corp                                   914,787
                                                                        $914,787

PHARMACEUTICALS --- 7.9%
     40,350 Merck & Co Inc                                             3,777,769
     82,487 Pfizer Inc                                                 3,794,402
     45,531 Pharmacia Corp                                             2,777,391
                                                                     $10,349,562

RESTAURANTS --- 0.6%
     22,225 McDonald's Corp                                              755,650
                                                                        $755,650

RETAIL --- 5.1%
     12,225 CVS Corp                                                     732,730
     34,175 Home Depot Inc                                             1,561,353
     15,725 Kohl's Corp*                                                 959,225
     14,150 Kroger Co*                                                   382,927
      5,950 Safeway Inc*                                                 371,875
     50,775 Wal-Mart Stores Inc                                        2,697,422
                                                                      $6,705,532

SAVINGS & LOANS --- 1.3%
     30,875 Washington Mutual Inc                                      1,638,289
                                                                      $1,638,289

SPECIALIZED SERVICES --- 1.2%
      6,800 Concord EFS Inc*                                             298,772
     11,825 DeVry Inc*                                                   446,394
      9,100 Omnicom Group Inc                                            754,163
                                                                      $1,499,329

TELEPHONE & TELECOMMUNICATIONS --- 7.3%
      5,325 Amdocs Ltd*                                                  352,781
     15,900 BellSouth Corp                                               650,898
      3,500 CIENA Corp*                                                  284,155
     22,850 Nokia OYJ sponsored ADR                                      993,975
     19,225 Qwest Communications International Inc*                      788,225
     41,575 SBC Communications Inc                                     1,985,206
      2,725 SDL Inc*                                                     403,810
     58,375 TyCom Ltd*                                                 1,306,141
     40,250 Verizon Communications                                     2,017,531
      3,765 VoiceStream Wireless Corp*                                   378,853
     23,825 WorldCom Inc*                                                335,027
                                                                      $9,496,602

UTILITIES --- 3.2%
     28,375 Coastal Corp                                               2,505,853
     13,750 Dynegy Inc Class A                                           770,853
     10,625 Enron Corp                                                   883,203
                                                                      $4,159,909

TOTAL COMMON STOCK --- 97.3%                                        $126,775,384
(Cost $128,954,107)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 2.3%
  2,993,000 Household Finance Corp                                     2,991,379
                                                                      $2,991,379

TOTAL SHORT-TERM INVESTMENTS --- 2.3%                                 $2,991,379
(Cost $2,991,379)

TOTAL FOUNDERS GROWTH & INCOME PORTFOLIO --- 100.0%                 $130,289,264
(Cost $132,538,386)


The Maxim Series Fund
T. Rowe Price Mid-Cap Growth Portfolio

COMMON STOCK

AIR FREIGHT --- 0.5%
     25,900 Expeditors Int'l of Washington Inc                         1,390,493
                                                                      $1,390,493

BANKS --- 0.6%
     66,000 North Fork Bancorp Inc                                     1,621,092
                                                                      $1,621,092

BIOTECHNOLOGY --- 4.3%
     20,500 Affymetrix Inc*                                            1,525,959
     28,000 Cephalon Inc*                                              1,772,736
     34,800 Gilead Sciences Inc*                                       2,886,208
      7,000 Human Genome Sciences Inc*                                   485,184
      8,200 IDEC Pharmaceuticals Corp*                                 1,554,408
     29,000 Incyte Genomics Inc*                                         721,375
     24,800 Invitrogen Corp*                                           2,142,100
                                                                     $11,087,970

BROADCAST/MEDIA --- 2.3%
     79,500 Charter Communications Inc Class A*                        1,803,617
     44,000 Cox Radio Inc*                                               992,728
     13,400 Entercom Communications Corp*                                461,456
     50,000 Entravision Communications Corp Class A*                     918,750
     62,000 Rogers Communications Inc Class B                          1,054,000
     30,000 Sonus Networks Inc*                                          757,500
                                                                      $5,988,051

BUILDING MATERIALS --- 0.6%
     33,500 Martin Marietta Materials Inc                              1,417,050
                                                                      $1,417,050

COMPUTER HARDWARE & SYSTEMS --- 1.0%
     96,000 Exodus Communications Inc*                                 1,920,000
      9,800 McDATA Corp Class B*                                         536,550
                                                                      $2,456,550

COMPUTER SOFTWARE & SERVICES --- 10.6%
     69,500 Affiliated Computer Services Inc Class A*                  4,217,747
     39,100 CIBER Inc*                                                   190,613
     36,500 CNET Networks Inc*                                           583,416
     62,300 Ceridian Corp*                                             1,242,075
     47,000 Electronic Arts Inc*                                       2,003,375
     48,500 HomeStore.com Inc*                                           976,063
     35,400 Informatica Corp*                                          1,400,495
     28,000 Internet Security Systems Inc*                             2,196,236
     53,500 Intuit Inc*                                                2,109,880
     80,000 Keane Inc*                                                   780,000
     17,500 Macromedia Inc*                                            1,063,125
     18,500 Mercury Interactive Corp*                                  1,669,625
     29,700 NetIQ Corp*                                                2,595,038
     89,500 Peregrine Systems Inc*                                     1,767,625
     31,000 PurchasePro.com Inc*                                         542,500
     47,000 RealNetworks Inc*                                            408,289
     55,000 SunGard Data Systems Inc*                                  2,591,875
     22,900 Vignette Corp*                                               412,200
     31,200 Vitria Technology Inc*                                       241,800
     20,000 WebMD Corp*                                                  158,740
      6,000 eSPEED Inc Class A*                                           94,122
                                                                     $27,244,839

DISTRIBUTORS --- 0.5%
     42,000 SYSCO Corp                                                 1,260,000
                                                                      $1,260,000

ELECTRIC COMPANIES --- 0.2%
     59,000 TNPC Inc*                                                    578,908
                                                                        $578,908

ELECTRONIC INSTRUMENTS & EQUIP --- 4.7%
     62,000 Flextronics International Ltd*                             1,767,000
     22,000 Garmin Ltd*                                                  434,500
    140,000 Lattice Semiconductor Corp*                                2,572,500
     39,400 Molex Inc                                                  1,002,218
     31,000 SCI Systems Inc*                                             817,625
     17,500 Sanmina Corp*                                              1,340,938
     50,000 Waters Corp*                                               4,175,000
                                                                     $12,109,781

ELECTRONICS - SEMICONDUCTOR --- 4.7%
     60,000 Analog Devices Inc*                                        3,071,220
    106,000 KLA-Tencor Corp*                                           3,570,822
     38,000 Maxim Integrated Products Inc*                             1,816,856
     29,000 Novellus Systems Inc*                                      1,042,173
      7,000 QLogic Corp*                                                 539,000
     44,000 Xilinx Inc*                                                2,029,500
                                                                     $12,069,571

FINANCIAL SERVICES --- 2.1%
     66,000 Franklin Resources Inc                                     2,514,600
     95,500 Heller Financial Inc                                       2,930,609
                                                                      $5,445,209

GOLD, METALS & MINING --- 0.3%
     40,500 Allegheny Technologies Inc                                   642,938
                                                                        $642,938

HEALTH CARE RELATED --- 9.3%
      6,400 ALZA Corp*                                                   272,000
     12,000 Alkermes Inc*                                                376,500
     24,800 Allergan Inc                                               2,400,938
    109,100 AmeriSource Health Corp Class A*                           5,509,537
     17,000 Cytyc Corp*                                                1,063,554
     79,500 Lincare Holdings Inc*                                      4,536,429
     41,000 MedImmune Inc*                                             1,955,167
    181,500 Omnicare Inc                                               3,924,938
     34,000 Wellpoint Health Networks Inc*                             3,918,500
                                                                     $23,957,563

INSURANCE RELATED --- 3.5%
     55,500 ACE Ltd                                                    2,355,254
     33,000 MGIC Investment Corp                                       2,225,421
      6,000 Progressive Corp                                             621,750
     49,500 Protective Life Corp                                       1,596,375
     29,000 Radian Group Inc                                           2,176,798
                                                                      $8,975,598

INVESTMENT BANK/BROKERAGE FIRM --- 4.3%
     63,000 E*TRADE Group Inc*                                           464,625
    131,700 Federated Investors Inc Class B                            3,835,763
    127,500 Waddell & Reed Financial Class A                           4,797,188
     52,200 Waddell & Reed Financial Class B                           1,957,500
                                                                     $11,055,076

MANUFACTURING --- 3.6%
     34,000 Danaher Corp                                               2,324,750
     57,500 ITT Industries Inc                                         2,228,125
     64,000 Jabil Circuit Inc*                                         1,624,000
     77,500 Pentair Inc                                                1,874,493
     25,500 Teleflex Inc                                               1,126,769
                                                                      $9,178,137

MEDICAL PRODUCTS --- 2.4%
    106,000 Apogent Techologies Inc                                    2,173,000
      3,000 Laboratory Corp of America Holdings*                         528,000
      7,300 MiniMed Inc*                                                 306,826
     52,000 St Jude Medical Inc*                                       3,194,724
                                                                      $6,202,550

OIL & GAS --- 6.8%
     41,500 BJ Services Co*                                            2,858,313
     62,500 Devon Energy Corp                                          3,810,625
     71,400 Diamond Offshore Drilling Inc                              2,856,000
    162,000 Ocean Energy Inc*                                          2,814,750
     30,000 Smith International Inc*                                   2,236,860
     67,500 Tidewater Inc                                              2,995,313
                                                                     $17,571,861

PERSONAL LOANS --- 1.1%
     44,000 Capital One Financial Corp                                 2,895,728
                                                                      $2,895,728

PHARMACEUTICALS --- 5.5%
     15,200 Abgenix Inc*                                                 897,742
     12,600 Alpharma Inc Class A                                         552,825
     75,900 King Pharmaceuticals Inc*                                  3,923,043
     42,000 QLT PhotoTherapeutics Inc*                                 1,176,000
     22,100 Sepracor Inc*                                              1,770,763
     46,000 Shire Pharmaceuticals Group PLC ADR*                       2,118,852
     40,000 Teva Pharmaceutical Industries Ltd sponsored ADR           2,930,000
     13,300 Watson Pharmaceuticals Inc*                                  680,787
                                                                     $14,050,012

POLLUTION CONTROL --- 1.2%
    177,000 Republic Services Inc*                                     3,042,099
                                                                      $3,042,099

RESTAURANTS --- 0.7%
     68,500 Outback Steakhouse Inc*                                    1,772,438
                                                                      $1,772,438

RETAIL --- 6.8%
     63,500 BJ's Wholesale Club Inc*                                   2,436,813
     22,800 Best Buy Co Inc*                                             674,014
     48,500 Borders Group Inc*                                           566,820
     75,000 Circuit City Stores-Circuit City Group                       862,500
     81,000 Consolidated Stores Corp*                                    860,625
    131,000 Family Dollar Stores Inc                                   2,808,247
     52,000 MSC Industrial Direct Co Inc Class A*                        939,224
     79,000 O'Reilly Automotive Inc*                                   2,113,250
    115,000 TJX Cos Inc                                                3,191,250
     66,500 Tech Data Corp*                                            1,798,559
     21,500 Whole Foods Market Inc*                                    1,314,188
                                                                     $17,565,490

SPECIALIZED SERVICES --- 10.8%
     43,000 BISYS Group Inc*                                           2,241,375
     59,500 Catalina Marketing Corp*                                   2,316,752
    116,000 Concord EFS Inc*                                           5,096,692
     74,600 Galileo International Inc                                  1,492,000
     41,500 Hertz Corp                                                 1,416,188
     27,800 Iron Mountain Inc*                                         1,032,075
     62,500 Lamar Advertising Co*                                      2,412,063
     81,000 Manpower Inc                                               3,078,000
     96,000 NOVA Corp*                                                 1,913,952
    116,500 Robert Half International Inc*                             3,087,250
     27,000 TMP Worldwide Inc*                                         1,485,000
     27,200 United Rentals Inc*                                          365,486
     81,500 Viad Corp                                                  1,874,500
                                                                     $27,811,333

TELEPHONE & TELECOMMUNICATIONS --- 5.1%
    114,000 Allegiance Telecom Inc*                                    2,538,210
     79,500 Crown Castle International Corp*                           2,151,429
    153,000 McLeodUSA Inc Class A*                                     2,161,125
      7,000 Newport Corp*                                                550,263
     37,100 Triton PCS Holdings Inc Class A*                           1,259,063
    116,000 Western Wireless Corp Class A*                             4,545,692
                                                                     $13,205,782

TRANSPORTATION --- 0.2%
     20,000 CH Robinson Worldwide Inc                                    628,740
                                                                        $628,740

TOTAL COMMON STOCK --- 94.0%                                        $241,224,859
(Cost $195,841,018)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 5.0%
    500,000 Ford Motor Credit Co                                         499,540
  3,200,000 Ford Motor Credit Co                                       3,194,124
  9,231,000 Household Finance Corp                                     9,225,999
                                                                     $12,919,663

TRANSPORTATION --- 1.0%
  2,000,000 DaimlerChrysler                                            1,993,315
    600,000 DaimlerChrysler                                              598,564
                                                                      $2,591,879

TOTAL SHORT-TERM INVESTMENTS --- 6.0%                                $15,511,542
(Cost )

TOTAL T. ROWE PRICE MID-CAP GROWTH PORTFOLIO --- 100.0%             $256,736,401
(Cost )



The Maxim Series Fund
Value Index Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 2.5%
      6,100 BF Goodrich Co                                               221,888
     54,948 Boeing Co                                                  3,626,568
     12,400 General Dynamics Corp                                        967,200
     26,638 Lockheed Martin Corp                                         904,360
      4,500 Northrop Grumman Corp                                        373,500
     21,100 Raytheon Co Class B                                          655,408
     11,400 Rockwell International Corp                                  542,925
     29,011 United Technologies Corp                                   2,280,990
                                                                      $9,572,839

AIRLINES --- 0.5%
      9,400 AMR Corp                                                     368,358
      7,700 Delta Air Lines Inc                                          386,440
     31,075 Southwest Airlines Co                                      1,041,945
                                                                      $1,796,743

AUTO PARTS & EQUIPMENT --- 0.3%
      4,200 Cooper Tire & Rubber Co                                       44,625
     34,652 Delphi Automotive Systems Corp                               389,835
     10,700 Genuine Parts Co                                             280,201
      9,800 Goodyear Tire & Rubber Co                                    225,302
      7,673 Visteon Corp                                                  88,240
                                                                      $1,028,203

AUTOMOBILES --- 1.2%
    115,900 Ford Motor Co                                              2,716,348
     35,000 General Motors Corp                                        1,782,795
                                                                      $4,499,143

BANKS --- 9.9%
     23,287 AmSouth Bancorp                                              355,127
     24,540 BB&T Corp                                                    915,636
     71,553 Bank One Corp                                              2,620,629
    100,634 Bank of America Corp                                       4,616,585
     81,098 Chase Manhattan Corp                                       3,684,850
      9,750 Comerica Inc                                                 578,906
     28,605 Fifth Third Bancorp                                        1,709,149
     60,588 First Union Corp                                           1,685,073
     58,733 Firstar Corp                                               1,365,542
     56,007 FleetBoston Financial Corp                                 2,103,735
     15,531 Huntington Bancshares Inc                                    251,400
      9,900 JP Morgan & Co Inc                                         1,638,450
     26,364 KeyCorp                                                      738,192
     30,184 Mellon Financial Corp                                      1,484,660
     37,680 National City Corp                                         1,083,300
      8,625 Old Kent Financial Corp                                      377,344
     17,865 PNC Financial Services Group                               1,305,253
     13,787 Regions Financial Corp                                       376,551
     10,450 SouthTrust Corp                                              425,179
     10,800 Summit Bancorp                                               412,420
     18,392 SunTrust Banks Inc                                         1,158,696
     17,600 Synovus Financial Corp                                       474,091
     46,584 US Bancorp                                                 1,359,647
      8,333 Union Planters Corp                                          297,905
     12,642 Wachovia Corp                                                734,816
    105,730 Wells Fargo & Co                                           5,887,787
                                                                     $37,640,923

BROADCAST/MEDIA --- 1.1%
     36,188 Clear Channel Communications Inc*                          1,752,838
     55,900 Comcast Corp Class A*                                      2,333,825
                                                                      $4,086,663

BUILDING MATERIALS --- 0.3%
     27,600 Masco Corp                                                   708,961
     10,000 Sherwin-Williams Co                                          263,120
      6,300 Vulcan Materials Co                                          301,613
                                                                      $1,273,694

CHEMICALS --- 2.1%
     14,200 Air Products & Chemicals Inc                                 582,200
     42,000 Dow Chemical Co                                            1,538,250
     64,473 EI du Pont de Nemours & Co                                 3,114,820
      4,800 Eastman Chemical Co                                          234,000
      7,500 Engelhard Corp                                               152,813
      1,900 FMC Corp*                                                    136,205
      2,900 Great Lakes Chemical Corp                                    107,842
      6,300 Hercules Inc                                                 120,091
     10,500 PPG Industries Inc                                           486,276
      9,900 Praxair Inc                                                  439,313
     13,623 Rohm & Haas Co                                               494,678
      4,800 Sigma-Aldrich Corp                                           188,698
      8,400 Union Carbide Corp                                           452,021
                                                                      $8,047,207

COMMUNICATIONS - EQUIPMENT --- 3.4%
     47,800 ADC Telecommunications Inc*                                  866,375
      4,700 Andrew Corp*                                                 102,225
     16,300 Avaya Inc*                                                   168,086
     10,800 Cabletron Systems Inc*                                       162,670
     59,500 JDS Uniphase Corp*                                         2,480,377
    206,500 Lucent Technologies Inc                                    2,787,750
    191,500 Nortel Networks Corp                                       6,139,873
     10,000 Scientific-Atlanta Inc                                       325,620
                                                                     $13,032,976

COMPUTER HARDWARE & SYSTEMS --- 1.8%
     20,100 Apple Computer Inc*                                          298,988
    105,100 Compaq Computer Corp                                       1,581,755
     20,000 Gateway Inc*                                                 359,800
    122,300 Hewlett-Packard Co                                         3,860,033
      6,000 NCR Corp*                                                    294,750
     19,400 Unisys Corp*                                                 283,725
                                                                      $6,679,051

COMPUTER SOFTWARE & SERVICES --- 1.6%
      3,300 Autodesk Inc                                                  88,892
     15,200 BMC Software Inc*                                            212,800
     16,100 BroadVision Inc*                                             190,173
      9,100 Ceridian Corp*                                               181,427
     35,900 Computer Associates International Inc                        700,050
     10,500 Computer Sciences Corp*                                      631,313
     21,500 Compuware Corp*                                              134,375
     29,000 Electronic Data Systems Corp                               1,674,750
     24,500 First Data Corp                                            1,290,832
     12,800 Intuit Inc*                                                  504,794
     19,300 Novell Inc*                                                  100,707
     16,900 Parametric Technology Corp*                                  227,085
      7,500 Sapient Corp*                                                 89,528
                                                                      $6,026,726

CONGLOMERATES --- 0.1%
      8,800 Textron Inc                                                  409,200
                                                                        $409,200

CONTAINERS --- 0.1%
      1,600 Ball Corp                                                     73,699
      3,100 Bemis Co Inc                                                 104,042
      9,300 Pactiv Corp*                                                 115,088
      2,900 Temple-Inland Inc                                            155,513
                                                                        $448,342

COSMETICS & PERSONAL CARE --- 0.1%
      3,200 Alberto-Culver Co Class B                                    136,998
      5,700 International Flavors & Fragrances Inc                       115,778
                                                                        $252,776

DISTRIBUTORS --- 0.2%
     17,600 McKesson HBOC Inc                                            631,664
      7,800 SUPERVALU Inc                                                108,225
                                                                        $739,889

ELECTRIC COMPANIES --- 3.9%
      6,900 Allegheny Energy Inc                                         332,490
      8,557 Ameren Corp                                                  396,292
     19,960 American Electric Power Co Inc                               928,140
      7,500 CMS Energy Corp                                              237,653
      9,916 Cinergy Corp                                                 348,300
     13,200 Consolidated Edison Inc                                      508,200
      9,400 Constellation Energy Group                                   423,583
      8,900 DTE Energy Co                                                346,539
     14,827 Dominion Resources Inc                                       993,409
     22,845 Duke Energy Corp                                           1,947,536
     20,200 Edison International                                         315,625
     13,779 Entergy Corp                                                 583,017
     11,000 FPL Group Inc                                                789,250
     13,952 FirstEnergy Corp                                             440,353
      7,600 GPU Inc                                                      279,771
      9,400 Niagara Mohawk Holdings Inc*                                 156,858
     23,952 PG&E Corp                                                    479,040
      8,998 PPL Corp                                                     406,593
      5,300 Pinnacle West Capital Corp                                   252,413
     12,752 Progress Energy Inc                                          627,233
      6,000 Progress Energy Inc @ (CVO)*                                       0
     13,300 Public Service Enterprise Group Inc                          646,713
     18,319 Reliant Energy Inc                                           793,433
     41,800 Southern Co                                                1,389,850
     16,017 TXU Corp                                                     709,745
     21,115 Xcel Energy Inc                                              613,644
                                                                     $14,945,680

ELECTRONIC INSTRUMENTS & EQUIP --- 1.7%
     28,100 Agilent Technologies Inc*                                  1,538,475
     12,100 American Power Conversion Corp*                              149,738
      5,600 Cooper Industries Inc                                        257,247
     26,500 Emerson Electric Co                                        2,088,518
     12,175 Molex Inc                                                    432,213
     39,400 Solectron Corp*                                            1,335,660
      5,900 Tektronix Inc                                                198,753
      3,400 Thomas & Betts Corp                                           55,036
      5,500 WW Grainger Inc                                              200,750
                                                                      $6,256,390

ELECTRONICS - SEMICONDUCTOR --- 3.5%
      5,800 Adaptec Inc*                                                  59,450
     19,400 Advanced Micro Devices Inc*                                  267,953
     50,200 Applied Materials Inc*                                     1,916,987
     14,100 Conexant Systems Inc*                                        216,788
     11,500 KLA-Tencor Corp*                                             387,401
     19,800 LSI Logic Corp*                                              338,382
     35,100 Micron Technology Inc*                                     1,246,050
    135,075 Motorola Inc                                               2,735,269
     11,100 National Semiconductor Corp*                                 223,388
      8,200 Novellus Systems Inc*                                        294,683
     10,800 Teradyne Inc*                                                402,300
    107,000 Texas Instruments Inc                                      5,069,125
                                                                     $13,157,776

ENGINEERING & CONSTRUCTION --- 0.1%
      9,100 Fluor Corp*                                                  300,864
                                                                        $300,864

FINANCIAL SERVICES --- 9.6%
     16,400 AFLAC Inc                                                  1,183,867
      6,600 Ambac Financial Group Inc                                    384,859
     15,625 American General Corp                                      1,273,438
     16,200 CIT Group Inc                                                326,025
    310,811 Citigroup Inc                                             15,870,631
     62,300 Fannie Mae (nonvtg)                                        5,404,525
     15,100 Franklin Resources Inc                                       575,310
     43,000 Freddie Mac                                                2,961,625
      6,100 MBIA Inc                                                     452,163
     52,700 MBNA Corp                                                  1,946,580
     69,340 Morgan Stanley Dean Witter & Co                            5,495,195
      7,500 T Rowe Price Associates Inc                                  316,988
                                                                     $36,191,206

FOOD & BEVERAGES --- 1.1%
      2,200 Adolph Coors Co Class B                                      176,686
      4,300 Brown-Forman Corp Class B                                    285,950
     25,900 Coca-Cola Enterprises Inc                                    492,100
     33,000 ConAgra Foods Inc                                            858,000
     35,400 Unilever NV NY Shrs                                        2,227,970
                                                                      $4,040,706

GOLD, METALS & MINING --- 1.1%
     20,000 Alcan Aluminium Ltd                                          683,740
     53,548 Alcoa Inc                                                  1,793,858
      4,700 Allegheny Technologies Inc                                    74,613
     24,500 Barrick Gold Corp                                            401,310
      9,200 Freeport-McMoRan Copper & Gold Inc Class B*                   78,770
     15,500 Homestake Mining Co                                           64,899
     10,700 Inco Ltd*                                                    179,332
      9,827 Newmont Mining Corp                                          167,668
      4,900 Nucor Corp                                                   194,466
      4,910 Phelps Dodge Corp                                            274,037
     19,300 Placer Dome Inc                                              185,763
      5,200 USX-US Steel Group                                            93,600
      5,000 Worthington Industries Inc                                    40,310
                                                                      $4,232,366

HARDWARE & TOOLS --- 0.1%
      5,100 Black & Decker Corp                                          200,175
      3,400 Snap-on Inc                                                   94,775
      5,000 Stanley Works                                                155,935
                                                                        $450,885

HEALTH CARE RELATED --- 2.0%
     17,100 Aetna Inc*                                                   702,160
     11,900 Chiron Corp*                                                 529,550
     34,200 HCA - The Healthcare Co                                    1,505,142
     23,900 HealthSouth Corp*                                            389,857
      9,900 Humana Inc*                                                  150,975
      6,000 Manor Care Inc*                                              123,750
     47,300 MetLife Inc                                                1,655,500
      6,800 Quintiles Transnational Corp*                                142,372
     19,687 Tenet Healthcare Corp                                        874,831
     19,800 UnitedHealth Group Inc                                     1,215,225
      3,900 Wellpoint Health Networks Inc*                               449,475
                                                                      $7,738,837

HEAVY TRUCKS & PARTS --- 0.2%
      2,400 Cummins Engine Co Inc                                         91,049
      8,724 Dana Corp                                                    133,582
      4,400 Eaton Corp                                                   330,823
      3,400 Navistar International Corp*                                  89,036
      4,730 PACCAR Inc                                                   232,953
                                                                        $877,443

HOMEBUILDING --- 0.1%
      3,500 Centex Corp                                                  131,467
      2,500 Kaufman & Broad Home Corp                                     84,218
      2,400 Pulte Corp                                                   101,249
                                                                        $316,934

HOTELS/MOTELS --- 0.7%
     36,200 Carnival Corp                                              1,115,394
      6,800 Harrah's Entertainment Inc*                                  179,350
     22,800 Hilton Hotels Corp                                           239,400
     14,900 Marriott International Inc Class A                           629,525
     12,000 Starwood Hotels & Resorts Worldwide Inc                      423,000
                                                                      $2,586,669

HOUSEHOLD GOODS --- 0.5%
     14,600 Clorox Co                                                    518,300
      9,600 Fortune Brands Inc                                           288,000
     12,200 Leggett & Platt Inc                                          231,031
      4,500 Maytag Corp                                                  145,404
     16,500 Newell Rubbermaid Inc                                        375,375
      3,900 Whirlpool Corp                                               185,979
                                                                      $1,744,089

INSURANCE RELATED --- 2.8%
     45,206 Allstate Corp                                              1,969,264
     15,850 Aon Corp                                                     542,863
      9,500 CIGNA Corp                                                 1,256,850
     10,900 Chubb Corp                                                   942,850
      9,951 Cincinnati Financial Corp                                    393,681
     19,099 Conseco Inc                                                  251,859
     14,000 Hartford Financial Services Group Inc                        988,750
      6,400 Jefferson-Pilot Corp                                         478,400
     11,900 Lincoln National Corp                                        563,013
      6,100 Loews Corp                                                   631,728
      6,600 MGIC Investment Corp                                         445,084
      4,600 Progressive Corp                                             476,675
      7,900 SAFECO Corp                                                  259,713
     13,462 St Paul Cos Inc                                              731,148
      7,900 Torchmark Corp                                               303,652
     14,911 UnumProvident Corp                                           400,733
                                                                     $10,636,263

INVESTMENT BANK/BROKERAGE FIRM --- 1.3%
      6,652 Bear Stearns Cos Inc                                         337,170
     14,800 Lehman Brothers Holdings Inc                               1,000,850
     50,100 Merrill Lynch & Co Inc                                     3,416,169
                                                                      $4,754,189

LEISURE & ENTERTAINMENT --- 2.2%
      5,100 Brunswick Corp                                                83,829
     93,600 Viacom Inc Class B*                                        4,375,800
    128,900 Walt Disney Co                                             3,729,979
                                                                      $8,189,608

MACHINERY --- 0.7%
      1,200 Briggs & Stratton Corp                                        53,250
     21,300 Caterpillar Inc                                            1,007,746
     14,600 Deere & Co                                                   668,855
     10,000 Ingersoll-Rand Co                                            418,750
     11,200 Thermo Electron Corp*                                        333,200
      3,500 Timken Co                                                     52,938
                                                                      $2,534,739

MANUFACTURING --- 3.1%
      3,525 Crane Co                                                     100,240
      8,800 Danaher Corp                                                 601,700
     12,600 Dover Corp                                                   511,081
     49,300 Honeywell International Inc                                2,332,482
      5,500 ITT Industries Inc                                           213,125
     18,700 Illinois Tool Works Inc                                    1,113,809
      5,400 Johnson Controls Inc                                         280,800
      7,200 Pall Corp                                                    153,446
      7,250 Parker-Hannifin Corp                                         319,906
      5,200 Sealed Air Corp*                                             158,600
    108,200 Tyco International Ltd                                     6,005,100
                                                                     $11,790,289

MEDICAL PRODUCTS --- 0.4%
      3,100 Bausch & Lomb Inc                                            125,355
     15,700 Becton Dickinson & Co                                        543,613
     25,100 Boston Scientific Corp*                                      343,544
      3,100 CR Bard Inc                                                  144,342
      5,300 St Jude Medical Inc*                                         325,616
                                                                      $1,482,470

MISCELLANEOUS --- 1.6%
     28,400 AES Corp*                                                  1,572,650
      3,700 American Greetings Corp Class A                               34,917
     39,240 Archer-Daniels-Midland Co                                    588,600
     17,500 Calpine Corp*                                                788,585
     24,400 Minnesota Mining & Mftg Co                                 2,940,200
      7,700 TRW Inc                                                      298,375
                                                                      $6,223,327

OFFICE EQUIPMENT & SUPPLIES --- 0.2%
     15,600 Pitney Bowes Inc                                             516,750
     39,300 Xerox Corp                                                   181,763
                                                                        $698,513

OIL & GAS --- 12.3%
      5,500 Amerada Hess Corp                                            401,841
     15,434 Anadarko Petroleum Corp                                    1,097,049
      7,700 Apache Corp                                                  539,477
      4,100 Ashland Inc                                                  147,149
     20,600 Baker Hughes Inc                                             856,177
     13,372 Burlington Resources Inc                                     675,286
     39,700 Chevron Corp                                               3,352,149
     38,550 Conoco Inc Class B                                         1,115,521
      8,000 Devon Energy Corp                                            487,760
      7,300 EOG Resources                                                399,215
    214,920 Exxon Mobil Corp                                          18,684,535
     27,400 Halliburton Co                                               993,250
      5,900 Kerr-McGee Corp/Oryx Energy Co                               394,928
      3,500 McDermott International Inc                                   37,625
      9,100 Nabors Industries Inc*                                       538,265
     22,900 Occidental Petroleum Corp                                    555,325
     15,800 Phillips Petroleum Co                                        898,625
      5,500 Rowan Cos Inc*                                               148,500
    132,600 Royal Dutch Petroleum Co NY Shrs                           8,030,521
     35,400 Schlumberger Ltd                                           2,829,770
      5,000 Sunoco Inc                                                   168,435
     34,101 Texaco Inc                                                 2,118,525
      9,000 Tosco Corp                                                   305,433
     13,037 Transocean Sedco Forex Inc                                   599,702
     19,200 USX-Marathon Group                                           532,800
     15,100 Unocal Corp                                                  584,174
                                                                     $46,492,037

PAPER & FOREST PRODUCTS --- 0.9%
      3,300 Boise Cascade Corp                                           110,963
     13,905 Georgia-Pacific Group                                        432,793
     29,763 International Paper Co                                     1,214,688
      6,100 Louisiana-Pacific Corp                                        61,763
      5,900 Mead Corp                                                    185,113
      1,600 Potlatch Corp                                                 53,699
      6,250 Westvaco Corp                                                182,419
     13,600 Weyerhaeuser Co                                              690,200
      6,800 Willamette Industries Inc                                    319,172
                                                                      $3,250,810

PERSONAL LOANS --- 0.5%
      7,100 Countrywide Credit Industries Inc                            356,775
     29,126 Household International Inc                                1,601,930
                                                                      $1,958,705

PHARMACEUTICALS --- 0.1%
      6,400 Watson Pharmaceuticals Inc*                                  327,597
                                                                        $327,597

PHOTOGRAPHY/IMAGING --- 0.2%
     18,600 Eastman Kodak Co                                             732,375
                                                                        $732,375

POLLUTION CONTROL --- 0.3%
     11,600 Allied Waste Industries Inc*                                 168,919
     38,500 Waste Management Inc                                       1,068,375
                                                                      $1,237,294

PRINTING & PUBLISHING --- 1.0%
      4,200 Deluxe Corp                                                  106,134
     16,300 Gannett Co Inc                                             1,027,911
      4,500 Harcourt General Inc                                         257,400
      4,600 Knight-Ridder Inc                                            261,625
     12,100 McGraw-Hill Cos Inc                                          709,363
      2,900 Meredith Corp                                                 93,342
     10,100 New York Times Co Class A                                    404,626
      7,200 RR Donnelley & Sons Co                                       194,400
     18,700 Tribune Co                                                   790,075
                                                                      $3,844,876

RAILROADS --- 0.6%
     24,446 Burlington Northern Santa Fe Corp                            692,115
     13,500 CSX Corp                                                     350,150
     23,800 Norfolk Southern Corp                                        316,826
     15,356 Union Pacific Corp                                           779,317
                                                                      $2,138,408

RESTAURANTS --- 0.8%
      7,000 Darden Restaurants Inc                                       160,125
     81,100 McDonald's Corp                                            2,757,400
      6,700 Wendy's International Inc                                    175,875
                                                                      $3,093,400

RETAIL --- 3.5%
     26,055 Albertson's Inc                                              690,458
      7,500 AutoZone Inc*                                                213,750
     12,900 Best Buy Co Inc*                                             381,350
     24,300 CVS Corp                                                   1,456,469
     12,100 Circuit City Stores-Circuit City Group                       139,150
      6,500 Consolidated Stores Corp*                                     69,063
     27,700 Costco Wholesale Corp*                                     1,106,255
      5,400 Dillard's Inc Class A                                         63,785
     20,425 Dollar General Corp                                          385,522
     12,500 Federated Department Stores Inc*                             437,500
     15,400 JC Penney Co Inc                                             167,475
     28,500 Kmart Corp*                                                  151,392
     26,400 Limited Inc                                                  450,437
      2,200 Longs Drug Stores Corp                                        53,075
     23,700 Lowe's Cos Inc                                             1,054,650
     18,450 May Department Stores Co                                     604,238
      7,600 Nordstrom Inc                                                138,221
     17,550 Office Depot Inc*                                            125,044
     31,000 Safeway Inc*                                               1,937,500
     20,700 Sears Roebuck & Co                                           719,325
     28,100 Staples Inc*                                                 331,917
     55,400 Target Corp                                                1,786,650
      9,100 Tiffany & Co                                                 287,788
     12,000 Toys R Us Inc*                                               200,244
      8,200 Winn-Dixie Stores Inc                                        158,875
                                                                     $13,110,133

SAVINGS & LOANS --- 0.7%
     12,860 Charter One Financial Inc                                    371,333
      9,800 Golden West Financial Corp                                   661,500
     33,349 Washington Mutual Inc                                      1,769,565
                                                                      $2,802,398

SHOES --- 0.3%
     16,700 NIKE Inc Class B                                             932,060
      3,300 Reebok International Ltd*                                     90,222
                                                                      $1,022,282

SPECIALIZED SERVICES --- 0.2%
     45,100 Cendant Corp*                                                434,088
      5,400 H&R Block Inc                                                223,425
      2,400 National Service Industries Inc                               61,649
                                                                        $719,162

TELEPHONE & TELECOMMUNICATIONS --- 9.8%
     19,400 ALLTEL Corp                                                1,211,278
    232,035 AT&T Corp                                                  4,016,990
    115,500 BellSouth Corp                                             4,728,224
      8,775 CenturyTel Inc                                               313,706
     54,800 Global Crossing Ltd*                                         784,325
    102,400 Qwest Communications Int'l Inc*                            4,198,400
    209,300 SBC Communications Inc                                     9,994,075
     54,700 Sprint Corp                                                1,111,066
    166,900 Verizon Communications                                     8,365,863
    177,979 WorldCom Inc*                                              2,502,741
                                                                     $37,226,668

TEXTILES --- 0.1%
      3,000 Liz Claiborne Inc                                            124,875
      7,100 VF Corp                                                      257,304
                                                                        $382,179

TOBACCO --- 1.6%
    137,500 Philip Morris Cos Inc                                      6,050,000
                                                                      $6,050,000

TOYS --- 0.1%
     10,100 Hasbro Inc                                                   107,313
     26,400 Mattel Inc                                                   381,216
                                                                        $488,529

TRANSPORTATION --- 0.2%
     17,640 FedEx Corp*                                                  704,894
      3,500 Ryder System Inc                                              58,188
                                                                        $763,082

UTILITIES --- 2.6%
     13,400 Coastal Corp                                               1,183,381
     20,000 Dynegy Inc Class A                                         1,121,240
     14,400 El Paso Energy Corp                                        1,031,400
     46,216 Enron Corp                                                 3,841,705
      8,400 KeySpan Corp                                                 355,950
      7,100 Kinder Morgan Inc                                            370,528
      2,600 NICOR Inc                                                    112,286
     12,689 NiSource Inc                                                 390,187
      1,700 ONEOK Inc                                                     81,813
      2,000 Peoples Energy Corp                                           89,500
     12,733 Sempra Energy                                                296,042
     27,261 Williams Cos Inc                                           1,088,723
                                                                      $9,962,755

TOTAL COMMON STOCK --- 97.9%                                        $370,286,308
(Cost $360,929,120)

SHORT-TERM INVESTMENTS

FINANCIAL SERVICES --- 1.6%
  6,118,000 Household Finance Corp                                     6,114,686
                                                                      $6,114,686

U.S. GOVERNMENTS --- 0.5%
  2,000,000 United States of America (1)                               1,997,555
                                                                      $1,997,555

TOTAL SHORT-TERM INVESTMENTS --- 2.1%                                 $8,112,241
(Cost $8,112,241)

TOTAL VALUE INDEX PORTFOLIO --- 100.0%                              $378,398,549
(Cost $369,041,361)




INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global Bond Portfolio, Index European Portfolio, and the Index Pacific Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Bond Portfolio, Index European Portfolio, and the Index Pacific Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001




                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 17)

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                           GLOBAL              INDEX              INDEX
                                                                            BOND              EUROPEAN           PACIFIC
                                                                         PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                                        -------------       -------------      -------------
                                                                        -------------       -------------      -------------
ASSETS:
     Investments in securities, market value  (1)                     $   86,006,747      $  142,654,133     $  141,786,640
     Cash denominated in foreign currencies  (2)                             347,088             425,118          1,355,319
     Cash                                                                    302,113             308,509            554,125
     Dividends and interest receivable                                     1,552,059             376,022             51,951
     Receivable for investments sold                                         266,956             231,824                  0
     Variation margin on futures contracts                                         0              12,504                  0
                                                                        -------------       -------------      -------------
                                                                        -------------       -------------      -------------

     Total assets                                                         88,474,963         144,008,110        143,748,035
                                                                        -------------       -------------      -------------
                                                                        -------------       -------------      -------------

LIABILITIES:
     Due to investment advisor                                                95,090             129,195            132,450
     Payable for investments purchased                                             0             471,917          1,348,148
     Variation margin on futures contracts                                         0                   0            130,978
     Unrealized depreciation on forward foreign currency contracts           161,990
     (see Note 6)
                                                                        -------------       -------------      -------------
                                                                        -------------       -------------      -------------

     Total liabilities                                                       257,080             601,112          1,611,576
                                                                        -------------       -------------      -------------
                                                                        -------------       -------------      -------------

NET ASSETS                                                            $   88,217,883      $  143,406,998     $  142,136,459
                                                                        =============       =============      =============
                                                                        =============       =============      =============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value                                    $      903,838      $    1,385,007     $    1,677,781
     Additional paid-in capital                                           89,115,152         137,828,538        165,950,515
     Net unrealized appreciation on investments, translation of assets and liabilities denominated in foreign currencies
     futures contracts and forward foreign currency contracts                950,901           5,995,508        (22,844,681)
     Overdistributed net investment income (loss)                         (3,957,594)            (54,813)          (369,962)
     Accumulated net realized gain (loss) on investments,
     futures contracts and forward foreign currency contracts              1,205,586          (1,747,242)        (2,277,194)
                                                                        -------------       -------------      -------------
                                                                        -------------       -------------      -------------

NET ASSETS                                                            $   88,217,883      $  143,406,998     $  142,136,459
                                                                        =============       =============      =============
                                                                        =============       =============      =============

NET ASSET VALUE PER OUTSTANDING SHARE                                 $       9.7604      $      10.3542     $       8.4717
                                                                        =============       =============      =============
                                                                        =============       =============      =============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                                                          100,000,000         100,000,000        100,000,000
     Outstanding                                                           9,038,382          13,850,069         16,777,814

(1)  Cost of investments in securities:                               $   84,880,776      $  136,725,362     $  164,584,279
(2)  Cost of cash denominated in foreign currencies:                         360,168             424,401          1,355,134

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                            GLOBAL               INDEX              INDEX
                                                                             BOND              EUROPEAN            PACIFIC
                                                                           PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                                         --------------      --------------     --------------
                                                                         --------------      --------------     --------------

INVESTMENT INCOME:
    Interest                                                           $     4,495,738     $       227,194    $       265,328
    Dividends                                                                        0           2,242,266          1,634,197
    Foreign withholding tax                                                          0            (280,172)          (265,002)
                                                                         --------------      --------------     --------------
                                                                         --------------      --------------     --------------

    Total income                                                             4,495,738           2,189,288          1,634,523
                                                                         --------------      --------------     --------------
                                                                         --------------      --------------     --------------

EXPENSES:
    Audit fees                                                                                      11,081             11,081
    Investment administration                                                                      165,584            165,584
    Bank and custodial fees                                                                        258,771            224,623
    Other expenses                                                                                 100,227            109,653
    Management fees                                                          1,209,960           1,389,061          1,632,600
                                                                         --------------      --------------     --------------
                                                                         --------------      --------------     --------------

    Total expenses                                                           1,209,960           1,924,724          2,143,541

    Less amount reimbursed by investment advisor                                                   261,473            206,018
                                                                         --------------      --------------     --------------
                                                                         --------------      --------------     --------------

    Net expenses                                                             1,209,960           1,663,251          1,937,523
                                                                         --------------      --------------     --------------
                                                                         --------------      --------------     --------------

NET INVESTMENT INCOME (LOSS)                                                 3,285,778             526,037           (303,000)
                                                                         --------------      --------------     --------------
                                                                         --------------      --------------     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments                                (10,119,364)            (81,933)         5,336,979
    Net realized loss on futures contracts                                                      (1,561,953)        (1,754,442)
    Net realized gain on forward foreign currency contracts                 11,911,643
    Change in net unrealized appreciation (depreciation)                     3,381,704         (14,421,054)       (53,245,167)
       on investements
    Change in net unrealized depreciation on translation of
       assets and liabilities denominated in foreign currencies                411,393          (2,275,074)       (18,125,577)
    Change in net unrealized appreciation (depreciation)                                           (84,586)          (181,651)
       on futures contracts
    Change in net unrealized appreciation on forward foreign                  (828,032)
       currency contracts
                                                                         --------------      --------------     --------------
                                                                         --------------      --------------     --------------

    Net realized and unrealized gain (loss) on investments,
       translation of assets and liabilities denominated in
       foreign currencies, futures contracts and forward                     4,757,344         (18,424,600)       (67,969,858)
       foreign currency contracts
                                                                         --------------      --------------     --------------
                                                                         --------------      --------------     --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $     8,043,122     $   (17,898,563)   $   (68,272,858)
                                                                         ==============      ==============     ==============
                                                                         ==============      ==============     ==============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                            GLOBAL BOND              INDEX EUROPEAN            INDEX PACIFIC
                                                            PORTFOLIO                PORTFOLIO                 PORTFOLIO
                                                           -----------------------  -----------------------   ----------------------
                                                           -----------------------  -----------------------   ----------------------
                                                             2000         1999         2000        1999         2000         1999
                                                           ----------  -----------  -----------  ----------   ----------   ---------
                                                           ----------  -----------  -----------  ----------   ----------   ---------
                                                                          (A)                       (A)                       (A)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                         $3,285,778 $  1,522,169 $    526,037 $   (69,817) $  (303,000) $    (5,537)
    Net realized gain (loss) on investments               10,119,364)  (1,948,761)     (81,933)    478,780    5,336,979    2,442,399
    Net realized gain (loss) on futures contracts                                  (1,561,953)    179,464    (1,754,442)  1,379,302
    Net realized gain on forward foreign currency         11,911,643    1,362,068            0
       contracts
    Change in net unrealized appreciation (depreciation    3,381,704  (1,920,002) (14,421,054) 24,874,522   (53,245,167) 36,192,783
       on investements
    Change in net unrealized appreciation (depreciation                                    0           0            0
       liabilities denominated in foreign currencies        411,393     (760,204)  (2,275,074)  (2,248,906)  (18,125,577) 12,380,507
    Change in net unrealized appreciation (depreciation                               (84,586)    150,606     (181,651)     134,424
       on futures contracts
    Change in net unrealized appreciation (depreciation    (828,032)     666,042            0                                     0
       on forward foreign currency contract
                                                          ----------  -----------  -----------  ----------   ----------   ----------
                                                          ----------  -----------  -----------  ----------   ----------   ----------

    Net increase (decrease) in net assets resulting from  8,043,122   (1,078,688)  (17,898,563) 23,364,649   (68,272,858) 52,523,878
       operations
                                                          ----------  -----------  -----------  ----------   ----------   ----------
                                                          ----------  -----------  -----------  ----------   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                            (7,244,316) (1,521,225)    (511,033)          0            0      (61,425)
    From net realized gains                                      0            0     (451,179)   (310,421)   (7,895,839)  (1,785,593)
                                                          ----------  -----------  -----------  ----------   ----------   ----------
                                                          ----------  -----------  -----------  ----------   ----------   ----------

    Total distributions                                  (7,244,316) (1,521,225)    (962,212)   (310,421)   (7,895,839)  (1,847,018)
                                                          ----------  -----------  -----------  ----------   ----------   ----------
                                                          ----------  -----------  -----------  ----------   ----------   ----------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                    69,961,870  94,639,845   144,234,240  134,579,471  285,350,931  178,489,288
    Reinvestment of distributions                         7,244,316    1,521,225      962,212     310,421    7,895,839    1,847,018
    Redemptions of shares                               (81,582,208) (1,766,058) (130,238,622)(10,634,177) (270,120,349)(35,834,431)
                                                          ----------  -----------  -----------  ----------   ----------   ----------
                                                          ----------  -----------  -----------  ----------   ----------   ----------

    Net increase (decrease) in net assets resulting from (4,376,022) 94,395,012   14,957,830   124,255,715  23,126,421   144,501,875
       share transactions
                                                          ----------  -----------  -----------  ----------   ----------   ----------
                                                          ----------  -----------  -----------  ----------   ----------   ----------

    Total increase (decrease) in net assets              (3,577,216) 91,795,099   (3,902,945)  147,309,943  (53,042,276) 195,178,735

NET ASSETS:
    Beginning of period                                   91,795,099           0   147,309,943          0    195,178,735          0
                                                          ----------  -----------  -----------  ----------   ----------   ----------
                                                          ----------  -----------  -----------  ----------   ----------   ----------

    End of period  (1)                                  $88,217,883$ 91,795,099 $ 143,406,998$ 147,309,943$ 142,136,459$ 195,178,735
                                                          ==========  ===========  ===========  ==========   ==========   ==========
                                                          ==========  ===========  ===========  ==========   ==========   ==========

OTHER INFORMATION:

SHARES:
    Sold                                                  7,119,375    9,475,341   13,207,469   13,406,517   25,026,461   17,176,701
    Issued in reinvestment of distributions                 741,844      156,476       91,755      27,470      833,467      145,318
    Redeemed                                             (8,275,844)   (178,810)  (11,912,829)  (970,313)   (23,343,039) (3,061,094)
                                                          ----------  -----------  -----------  ----------   ----------   ----------
                                                          ----------  -----------  -----------  ----------   ----------   ----------

    Net increase (decrease)                                (414,625)   9,453,007    1,386,395   12,463,674   2,516,889    14,260,925
                                                          ==========  ===========  ===========  ==========   ==========   ==========
                                                          ==========  ===========  ===========  ==========   ==========   ==========

(1) Including undistributed (overdistributed) net      $l(3,957,594  $       944 $    (54,813)$   (69,817) $  (369,962) $   (66,962)
      investment income

(A) Portfolio inception date:  July 26, 1999.

See notes to financial statements.

MAXIM SERIES FUND, INC.

GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the year ended December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                     Period Ended December 31,
                                                                 -----------------------------------
                                                                 -----------------------------------
                                                                     2000                  1999
                                                                 -------------         -------------
                                                                 -------------         -------------
                                                                                           (A)
Net Asset Value, Beginning of Period                           $       9.7107        $      10.0000

Income from Investment Operations
                                                                       0.0000                0.0000
Net investment income                                                  0.3703                0.1641
Net realized and unrealized gain (loss)                                0.4877               (0.2894)
                                                                 -------------         -------------
                                                                 -------------         -------------

Total Income (Loss) From Investment Operations                         0.8580               (0.1253)
                                                                 -------------         -------------
                                                                 -------------         -------------

Less Distributions

From net investment income                                            (0.8083)              (0.1640)
                                                                 -------------         -------------
                                                                 -------------         -------------

Total Distributions                                                   (0.8083)              (0.1640)
                                                                 -------------         -------------
                                                                 -------------         -------------

Net Asset Value, End of Period                                 $       9.7604        $       9.7107
                                                                 =============         =============
                                                                 =============         =============


Total Return                                                            9.02%                (1.25%)

Net Assets, End of Period                                      $   88,217,883        $   91,795,099

Ratio of Expenses to Average Net Assets                                 1.30%                 1.30% *

Ratio of Net Investment Income to Average Net Assets                    3.53%                 4.00% *

Portfolio Turnover Rate                                               367.96%                86.93%


*Annualized

(A)  The portfolio commenced operations on July 26, 1999.


                                                                                         (Continued)

MAXIM SERIES FUND, INC.
INDEX EUROPEAN PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the year ended December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                   Period Ended December 31,
                                                               -----------------------------------
                                                               -----------------------------------
                                                                   2000                  1999
                                                               -------------         -------------
                                                               -------------         -------------
                                                                                         (A)
Net Asset Value, Beginning of Period                         $      11.8191        $      10.0000

Income from Investment Operations
                                                                     0.0000                0.0000
Net investment income (loss)                                         0.0386               (0.0005)
Net realized and unrealized gain (loss)                             (1.4326)               1.8445
                                                               -------------         -------------
                                                               -------------         -------------

Total Income (Loss) From Investment Operations                      (1.3940)               1.8440
                                                               -------------         -------------
                                                               -------------         -------------

Less Distributions

From net investment income                                          (0.0370)               0.0000
From net realized gains                                             (0.0339)              (0.0249)
                                                               -------------         -------------
                                                               -------------         -------------

Total Distributions                                                 (0.0709)              (0.0249)
                                                               -------------         -------------
                                                               -------------         -------------

Net Asset Value, End of Period                               $      10.3542        $      11.8191
                                                               =============         =============
                                                               =============         =============


Total Return                                                        (11.80%)               18.44%

Net Assets, End of Period                                    $  143,406,998        $  147,309,943

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                                1.39%                 1.39% *
- After Reimbursement #                                               1.20%                 1.20% *

Ratio of Net Investment Income (Loss) to Average Net Assets:
- Before Reimbursement                                                0.19%                (0.31%)*
- After Reimbursement #                                               0.38%                (0.12%)*

Portfolio Turnover Rate                                              62.87%                19.79%

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 26, 1999.

                                                                                       (Continued)

MAXIM SERIES FUND, INC.
INDEX PACIFIC PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the year ended December 31, 2000 and the period ended December 31, 1999 are as follows:

                                                                   Period Ended December 31,
                                                              ------------------------------------
                                                              ------------------------------------
                                                                  2000                  1999
                                                              --------------        --------------
                                                              --------------        --------------
                                                                                         (A)
Net Asset Value, Beginning of Period                        $       13.6863       $       10.0000

Income from Investment Operations
                                                                     0.0000                0.0000
Net investment loss                                                 (0.0174)              (0.0004)
Net realized and unrealized gain (loss)                             (4.6864)               3.8172
                                                              --------------        --------------
                                                              --------------        --------------

Total Income (Loss) From Investment Operations                      (4.7038)               3.8168
                                                              --------------        --------------
                                                              --------------        --------------

Less Distributions

From net investment income                                           0.0000               (0.0043)
From net realized gains                                             (0.5108)              (0.1262)
                                                              --------------        --------------
                                                              --------------        --------------

Total Distributions                                                 (0.5108)              (0.1305)
                                                              --------------        --------------
                                                              --------------        --------------

Net Asset Value, End of Period                              $        8.4717       $       13.6863
                                                              ==============        ==============
                                                              ==============        ==============


Total Return                                                        (34.74%)               38.27%

Net Assets, End of Period                                   $   142,136,459       $   195,178,735

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                                                1.31%                 1.35% *
- After Reimbursement #                                               1.19%                 1.20% *

Ratio of Net Investment Loss to Average Net Assets:
- Before Reimbursement                                               (0.31%)               (0.16%)*
- After Reimbursement #                                              (0.19%)               (0.01%)*

Portfolio Turnover Rate                                              50.75%                18.94%

*Annualized

# Percentages are shown net of expenses reimbursed by GW Capital Management, LLC.

(A)  The portfolio commenced operations on July 26, 1999.

                                                                                       (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Global Bond, Index European and Index Pacific Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is to seek the highest total return consistent with a reasonable degree of risk for the Global Bond Portfolio and to seek investment results that track the total return of the common stocks that comprise the FTSE World European Index for the Index European Portfolio and FTSE World Pacific Index for the Index Pacific Portfolio. The Portfolios are diversified as defined in the 1940 Act, with the exception of the Global Bond Portfolio, which is nondiversified. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     The Portfolios may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolios to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

     Foreign Currency Translations

     The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

     The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.


     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolios and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

     Financial Futures Contracts

     The Index European and Index Pacific Portfolios may invest in financial futures contracts as a substitute for a comparable market position in the underlying securities. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Forward Currency Transactions

     The Global Bond Portfolio enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign security holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contracts and the value of the foreign currency in U.S. dollars upon closing of such contract is shown separately on the Statement of Operations.

     Dividends

     Dividends from net investment income of the Portfolios are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO) for the Index European and Index Pacific Portfolios and specific lot selection for the Global Bond Portfolio.

     Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

     Federal Income Taxes

     For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made. At December 31, 2000, the Index European Portfolio had available for federal income tax purposes an unused capital loss carryover of $1,062,788, which expires in the year 2008.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of 1.30% of the average daily net assets of the Global Bond Portfolio and 1.00% of the average daily net assets of the Index European and Index Pacific Portfolios. However, the investment advisor shall pay any expenses which exceed an annual rate, including management fees, of 1.20% of the average daily net assets of the Index European and Index Pacific Portfolios. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods. For the Global Bond Portfolio, the management fee encompasses fund operation expenses.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

                                      Purchases           Sales
                                    --------------    --------------

     Global Bond Portfolio       $    256,474,110  $    279,581,080
     Index European Portfolio          99,193,253        85,414,052
     Index Pacific Portfolio          101,763,281        80,575,020

     For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $57,399,382 and $32,992,215, respectively, for the Global Bond Portfolio. There were no purchases or sales of U.S. Government securities in any other portfolio.

4.   UNREALIZED APPRECIATION (DEPRECIATION)

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000, were as follows:

                              Cost For                                                Net
                               Income                                             Unrealized
                                 Tax             Gross             Gross         Appreciation
                              Purposes       Appreciation      Depreciation      (Depreciation)
                             ------------    --------------    --------------    --------------

        Global Bond
          Portfolio       $               $      3,199,811  $                 $      1,125,971
                               84,880,776                         (2,073,840)
        Index European
          Portfolio                             14,939,304                           5,129,289
                              137,524,844                         (9,810,015)
        Index Pacific
          Portfolio                              3,334,480
                              167,373,256                        (28,921,096)      (25,586,616)


5.    FUTURES CONTRACTS

      As of  December  31,  2000,  the Index  European  and Index  Pacific  held open  futures contracts as follows:

                                                                                  Unrealized
                                Long           Number of        Expiration       Appreciation
                              Contracts          Long              Date          (Depreciation)
                                               Contracts
                             ------------    --------------    --------------    --------------


        Index European       British               14          March 2001     $       26,588
          Portfolio          Pound                 14          March 2001             (37,114)
                             FTSE 100              19          March 2001             81,987
                             EURO                   2          March 2001             (19,905)
                             MIB 30                17          March 2001             29,838
                             CAC 40                 5          March 2001             (15,374)
                             DAX
                                                                                 --------------
                                                                              $       66,020
                                                                                 ==============

        Index Pacific        Japanese             18           March 2001      $      (39,075)
          Portfolio          Yen                  16           March 2001             (71,629)
                             Nikkei 225             5          March 2001
                             AUD SPI                4          March 2001             (69)
                             AUS Dollar             3          March 2001               6,360
                             HANG SENG            151          March 2001               5,846
                             SGX MSCI                                                 51,340
                                                                                 --------------
                                                                              $       (47,227)
                                                                                 ==============


6.      FORWARD FOREIGN CURRENCY CONTRACTS

      As of December 31, 2000, the Global Bond Portfolio  held the following  forward  foreign currency contracts:

                                                                                       Net
                                               Delivery                             Unrealized
                                                 Value           Settlement        Appreciation
                                              (Currency)            Date           (Depreciation)
                                             --------------    ----------------    -------------
     Long Contracts:
        Canadian Dollar                                          June 20, 2001  $
                                                  7,035,375                            (117,655)
        Euro                                     20,781,000      June 20, 2001
                                                                                     (1,110,153)
        Japanese Yen                          2,775,200,222      June 20, 2001          812,065
        Swedish Krona                                            June 20, 2001
                                                 12,100,000                             (33,771)

     Short Contracts:
        Canadian Dollar                                          June 20, 2001         54,276
                                                  5,650,000
        Euro                                                     June 20, 2001
                                                  8,750,000                             302,756
        Japanese Yen                            415,500,000      June 20, 2001
                                                                                        (73,891)
        Swedish Krona                                            June 20, 2001             4,383
                                                  4,000,000
                                                                                   -------------

     Net Depreciation                                                           $
                                                                                      (161,990)
                                                                                   =============


The Maxim Series Fund
Global Bond Portfolio

BONDS

ARGENTINA            --- 0.5%

FOREIGN GOVERNMENTS
    500,000 Republic of Argentina                                        449,000
            Unsubordinated Bonds
            11.375% January 30, 2017
                                                                        $449,000

TOTAL ARGENTINA            --- 0.5%                                     $449,000

BRAZIL               --- 3.2%

FOREIGN GOVERNMENTS
  2,800,000 Republic of Brazil                                         2,737,000
            Bonds
            12.750% January 15, 2020
                                                                      $2,737,000

TOTAL BRAZIL               --- 3.2%                                   $2,737,000

CANADA               --- 5.2%

CANADIAN - FEDERAL
    650,000 Government of Canada                                         559,537
            Bonds
            8.000% June 1, 2023
  3,850,000 Government of Canada                                       2,580,730
            Bonds
            5.500% June 1, 2009
                                                                      $3,140,267

CANADIAN - PROVINCIAL
  2,100,000 Province of Quebec                                         1,332,074
            Debentures
            6.000% October 1, 2029
                                                                      $1,332,074

TOTAL CANADA               --- 5.2%                                   $4,472,341

CAYMAN ISLANDS       --- 4.4%

FINANCIAL SERVICES
430,000,000 AIG SunAmerica Institutional Funding II                    3,811,826
            Secured Notes
            1.200% January 26, 2005
                                                                      $3,811,826

TOTAL CAYMAN ISLANDS       --- 4.4%                                   $3,811,826

FRANCE               --- 15.3%

FINANCIAL SERVICES
  4,000,000 CIE Financement Foncier                                    3,896,623
            Bonds
            6.125% February 23, 2015
  4,700,000 Caisse Nationale des Autoroutes                            3,892,765
            Unsubordinated Debentures
            4.375% May 19, 2014
                                                                      $7,789,388

FOREIGN GOVERNMENTS
    700,000 Government of France                                         658,216
            Bonds
            5.500% April 25, 2029
    400,000 Government of France                                         390,932
            Bonds
            5.500% April 25, 2010
  4,700,000 Government of France                                       4,277,797
            Debentures
            3.000% July 25, 2009
                                                                      $5,326,945

TOTAL FRANCE               --- 15.3%                                 $13,116,333

GERMANY              --- 4.8%

FOREIGN BANKS
  4,900,000 DePfa Deutsche Pfandbriefbank AG                           4,133,648
            Bonds
            4.500% January 15, 2014
                                                                      $4,133,648

TOTAL GERMANY              --- 4.8%                                   $4,133,648

JAPAN                --- 8.0%

FOREIGN BANKS
400,000,000 Export-Import Bank of Japan                                3,814,361
            Foreign Government Guaranteed Notes
            2.875% July 28, 2005
                                                                      $3,814,361

FOREIGN GOVERNMENTS
126,000,000 Government of Japan                                        1,119,624
            Bonds
            1.300% November 21, 2005
220,000,000 Government of Japan                                        1,948,984
            Bonds
            1.200% September 20, 2005
                                                                      $3,068,608

TOTAL JAPAN                --- 8.0%                                   $6,882,969

SWEDEN               --- 7.8%

FOREIGN BANKS
  4,600,000 European Investment Bank                                   4,372,279
            Senior Unsubordinated Notes
            5.625% October 15, 2010
                                                                      $4,372,279

FOREIGN GOVERNMENTS
 19,100,000 Kingdom of Sweden                                          2,374,084
            Debentures
            6.750% May 5, 2014
                                                                      $2,374,084

TOTAL SWEDEN               --- 7.8%                                   $6,746,363

UNITED STATES        --- 48.8%

AGENCY
  4,000,000 Freddie Mac                                                3,854,185
            SENIOR GLOBAL NOTES
            5.750% September 15, 2010
                                                                      $3,854,185

FINANCIAL SERVICES
330,000,000 Ford Motor Credit Co                                       2,845,767
            Unsubordinated Notes
            1.200% February 7, 2005
200,000,000 General Electric Capital Corp                              1,754,466
            Bonds
            .775% August 6, 2003
300,000,000 Toyota Motor Credit Corp                                   2,624,703
            Unsubordinated Bonds
            .625% May 23, 2003
                                                                      $7,224,936

FOREIGN BANKS
228,000,000 KFW International Finance                                  2,015,165
            Company Guaranteed Bonds
            1.000% December 20, 2004
                                                                      $2,015,165

U.S. GOVERNMENTS
  2,500,000 United States of America                                   2,533,600
            Treasury Notes
            5.750% April 30, 2003
  6,000,000 United States of America                                   7,057,500
            Treasury Bonds
            7.250% May 15, 2016
  1,200,000 United States of America                                   1,224,000
            Notes
            5.500% May 15, 2009
 15,100,000 United States of America                                  16,164,548
            INFLATION INDEXED BONDS
            3.875% January 15, 2009
  1,900,000 United States of America                                   1,925,232
            Treasury Notes
            6.125% August 31, 2002
                                                                     $28,904,880

TOTAL UNITED STATES        --- 48.8%                                 $41,999,166

TOTAL BONDS --- 98.1%                                                $84,348,646
(Cost $83,222,675)

SHORT-TERM INVESTMENTS

UNITED STATES        --- 1.9%

FINANCIAL SERVICES
  1,659,000 Household Finance Corp                                     1,658,101
                                                                      $1,658,101

TOTAL UNITED STATES        --- 1.9%                                   $1,658,101

TOTAL SHORT-TERM INVESTMENTS --- 1.9%                                 $1,658,101
(Cost $1,658,101)

TOTAL GLOBAL BOND PORTFOLIO --- 100.0%                               $86,006,747
(Cost $84,880,776)


The Maxim Series Fund
Index European Portfolio

COMMON STOCK

AUSTRIA              --- 0.3%

BUILDING MATERIALS
      2,068 Wienerberger Baustoffindustrie                                37,144
                                                                         $37,144

ELECTRIC COMPANIES
      1,076 EVN AG                                                        32,783
        464 Oest Elektrizatswirts Class A                                 47,050
                                                                         $79,833

ENGINEERING & CONSTRUCTION
        352 VA Technologie AG                                             10,572
                                                                         $10,572

FOREIGN BANKS
      2,606 BA Holding AG                                                143,381
        800 Erste Bank der Oesterreichischen Sparkassen  AG               36,054
                                                                        $179,435

GOLD, METALS & MINING
        854 Voest-Alpine Stahl AG                                         23,654
                                                                         $23,654

OIL & GAS
        804 OMV AG                                                        62,277
                                                                         $62,277

TELEPHONE & TELECOMMUNICATIONS
      7,100 Telekom Austria AG*                                           39,997
                                                                         $39,997

TOBACCO
        500 Austria Tabakwerke AG                                         27,721
                                                                         $27,721

TOTAL AUSTRIA              --- 0.3%                                     $460,633

BELGIUM              --- 1.6%

CHEMICALS
      2,300 Solvay SA                                                    128,273
                                                                        $128,273

ELECTRIC COMPANIES
      1,500 Electrabel SA                                                339,131
                                                                        $339,131

FINANCIAL SERVICES
     20,136 Fortis (B)                                                   654,137
                                                                        $654,137

FOREIGN BANKS
      2,650 Dexia                                                        479,205
      8,190 KBC Bancassurance Holding NV                                 354,721
                                                                        $833,926

INVESTMENT BANK/BROKERAGE FIRM
      5,300 Almanij NV                                                   206,013
        650 Groupe Bruxelles Lambert SA                                  154,402
                                                                        $360,415

MISCELLANEOUS
        200 Electrafina SA                                                29,106
                                                                         $29,106

TOTAL BELGIUM              --- 1.6%                                   $2,344,988

DENMARK              --- 1.1%

FOREIGN BANKS
     20,800 Danske Bank A/S                                              374,143
                                                                        $374,143

MANUFACTURING
      2,830 Vestas Wind Systems A/S                                      153,071
                                                                        $153,071

MEDICAL PRODUCTS
      2,000 William Demant A/S                                            91,825
                                                                         $91,825

PHARMACEUTICALS
      1,773 Novo Nordisk A/S                                             317,806
                                                                        $317,806

TELEPHONE & TELECOMMUNICATIONS
      5,550 GN Store Nord A/S                                             97,039
      5,877 Tele Danmark A/S                                             239,518
                                                                        $336,557

TRANSPORTATION
         10 A/S Dampskibsselskabet Svendborg Class B                     116,983
         15 D/S 1912                                                     130,190
                                                                        $247,173

TOTAL DENMARK              --- 1.1%                                   $1,520,575

FRANCE               --- 14.8%

BANKS
     11,600 Societe Generale                                             721,000
                                                                        $721,000

COMPUTER SOFTWARE & SERVICES
      3,400 Cap Gemini  SA                                               548,430
                                                                        $548,430

COSMETICS & PERSONAL CARE
     18,500 L'Oreal SA                                                 1,585,849
                                                                      $1,585,849

ELECTRIC COMPANIES
     29,520 Vivendi Universal SA*                                      1,942,915
                                                                      $1,942,915

ELECTRONICS - SEMICONDUCTOR
     24,250 STMicroelectronics NV                                      1,058,727
                                                                      $1,058,727

FOOD & BEVERAGES
     13,400 LVMH (Louis Vuitton Moet Hennessy)                           886,979
                                                                        $886,979

FOREIGN BANKS
     12,227 Banque Nationale de Paris                                  1,073,373
                                                                      $1,073,373

INSURANCE RELATED
     10,815 AXA                                                        1,563,747
                                                                      $1,563,747

OIL & GAS
     20,259 Total Fina Elf                                             3,012,954
                                                                      $3,012,954

PHARMACEUTICALS
     21,300 Aventis SA                                                 1,869,866
     20,000 Sanofi-Synthelabo SA                                       1,333,238
                                                                      $3,203,104

RETAIL
     19,040 Carrefour SA                                               1,195,948
      3,225 Pinault-Printemps-Redoute SA                                 693,098
                                                                      $1,889,046

TELEPHONE & TELECOMMUNICATIONS
     33,100 Alcatel                                                    1,880,194
      8,850 France Telecom SA                                            764,037
                                                                      $2,644,231

WATER
      5,441 Suez Lyonnaise des Eaux                                      993,614
                                                                        $993,614

TOTAL FRANCE               --- 14.8%                                 $21,123,969

GERMANY              --- 9.8%

AUTOMOBILES
     27,423 DaimlerChrysler AG (registered)                            1,165,072
                                                                      $1,165,072

CHEMICALS
     17,050 BASF AG                                                      775,599
     20,000 Bayer AG                                                   1,053,446
                                                                      $1,829,045

COMPUTER SOFTWARE & SERVICES
      5,000 SAP AG                                                       582,118
                                                                        $582,118

ELECTRONICS - SEMICONDUCTOR
      5,150 Infineon Technologies AG*                                    194,380
                                                                        $194,380

FOREIGN BANKS
     16,800 Deutsche Bank AG (registered)                              1,418,828
                                                                      $1,418,828

INSURANCE RELATED
      6,700 Allianz AG                                                 2,528,833
      4,850 Muenchener Rueckver AG (registered)                        1,748,607
                                                                      $4,277,440

MANUFACTURING
     16,250 Siemans AG                                                 2,155,069
                                                                      $2,155,069

MISCELLANEOUS
     20,550 Veba AG                                                    1,250,277
                                                                      $1,250,277

TELEPHONE & TELECOMMUNICATIONS
     34,800 Deutsche Telekom AG (registered)                           1,061,896
                                                                      $1,061,896

TOTAL GERMANY              --- 9.8%                                  $13,934,125

GREECE               --- 0.9%

BUILDING MATERIALS
      1,200 Titan Cement Co SA                                            46,982
                                                                         $46,982

COMPUTER SOFTWARE & SERVICES
      1,500 Intrasoft SA                                                  16,841
                                                                         $16,841

FINANCIAL SERVICES
        200 Alpha Finance SA                                               8,809
                                                                          $8,809

FOOD & BEVERAGES
      6,500 Hellenic Bottling Co SA                                      105,216
                                                                        $105,216

FOREIGN BANKS
      4,450 Alpha Bank SA                                                153,261
      5,000 Bank of Piraues                                               79,420
      2,300 Commercial Bank of Greece                                    110,202
      7,997 EFG Eurobank                                                 156,439
      1,900 ETBA SA                                                       15,181
      1,100 NIBID SA                                                      21,185
      6,290 National Bank of Greece SA                                   238,901
                                                                        $774,589

INSURANCE RELATED
        800 Interamerican SA                                              11,803
                                                                         $11,803

MISCELLANEOUS
      2,100 Viohalco                                                      23,462
                                                                         $23,462

OIL & GAS
      2,900 Hellenic Petroleum SA                                         28,405
                                                                         $28,405

PRINTING & PUBLISHING
      2,300 Lambrakis Press SA                                            31,780
                                                                         $31,780

TELEPHONE & TELECOMMUNICATIONS
      1,800 Cosmote SA*                                                   14,556
      1,100 Germanos SA                                                   20,670
      6,700 Hellenic Telecommunications Organization SA                  100,331
      3,290 Intracom SA                                                   74,240
      3,600 Panafon Hellenic Telecom SA                                   26,930
                                                                        $236,727

WATER
      2,900 Athens Water Supply & Sewage Co SA                            21,414
                                                                         $21,414

TOTAL GREECE               --- 0.9%                                   $1,306,028

IRELAND              --- 1.0%

AIRLINES
      9,700 Ryanair Holding PLC*                                         104,734
                                                                        $104,734

BUILDING MATERIALS
     11,919 CRH PLC                                                      221,801
                                                                        $221,801

FOREIGN BANKS
     25,578 Allied Irish Banks PLC                                       297,788
     28,827 Bank of Ireland                                              289,058
                                                                        $586,846

HEALTH CARE RELATED
      8,200 Elan Corp PLC*                                               398,807
                                                                        $398,807

TELEPHONE & TELECOMMUNICATIONS
     63,876 Eircom PLC                                                   164,926
                                                                        $164,926

TOTAL IRELAND              --- 1.0%                                   $1,477,114

ITALY                --- 7.1%

BROADCAST/MEDIA
     32,000 Mediaset SpA                                                 381,869
                                                                        $381,869

ELECTRIC COMPANIES
    114,000 Enel SpA                                                     443,123
                                                                        $443,123

FOREIGN BANKS
    138,000 Banca Intesa SpA                                             663,389
     36,000 Bipop-Carire SpA                                             234,913
     38,630 Istituto Bancario San Paolo di Tornio                        624,564
    137,000 UnCredito Italiano SpA                                       716,465
                                                                      $2,239,331

INSURANCE RELATED
     34,350 Assicurazioni Generali                                     1,364,226
                                                                      $1,364,226

OIL & GAS
    219,000 ENI SpA                                                    1,398,210
                                                                      $1,398,210

PRINTING & PUBLISHING
     76,108 Seat Pagine Gialle SpA                                       169,712
                                                                        $169,712

TELEPHONE & TELECOMMUNICATIONS
    134,000 Olivetti SpA                                                 320,193
     48,000 Tecnost SpA*                                                 127,315
    221,500 Telecom Italia Mobile SpA                                  1,767,714
    144,111 Telecom Italia SpA                                         1,593,903
     59,116 Telecom Italia SpA RNC                                       355,226
                                                                      $4,164,351

TOTAL ITALY                --- 7.1%                                  $10,160,822

JAPAN                --- 4.0%

TELEPHONE & TELECOMMUNICATIONS
    128,200 Nokia OYJ                                                  5,717,432
                                                                      $5,717,432

TOTAL JAPAN                --- 4.0%                                   $5,717,432

LUXEMBOURG           --- 0.1%

BROADCAST/MEDIA
        600 Societe Europeenne des Satellite                              87,881
                                                                         $87,881

TOTAL LUXEMBOURG           --- 0.1%                                      $87,881

NETHERLANDS          --- 7.6%

ELECTRONIC INSTRUMENTS & EQUIP
     35,995 Koninklijke Philips Electronics NV                         1,318,708
                                                                      $1,318,708

FOOD & BEVERAGES
     15,633 Unilever NV                                                  989,285
                                                                        $989,285

FOREIGN BANKS
     41,075 ABN AMRO Holding NV                                          934,052
     26,734 ING Groep NV                                               2,135,555
                                                                      $3,069,607

INSURANCE RELATED
     36,916 Aegon NV                                                   1,527,139
                                                                      $1,527,139

OIL & GAS
     58,647 Royal Dutch Petroleum Co                                   3,593,455
                                                                      $3,593,455

TELEPHONE & TELECOMMUNICATIONS
     32,900 Koninklijke KPN NV                                           378,709
                                                                        $378,709

TOTAL NETHERLANDS          --- 7.6%                                  $10,876,903

NORWAY               --- 0.5%

ELECTRONIC INSTRUMENTS & EQUIP
        200 Opticom ASA*                                                  12,701
                                                                         $12,701

FOOD & BEVERAGES
      6,200 Orkla ASA                                                    122,334
                                                                        $122,334

FOREIGN BANKS
     10,900 DNB Holding ASA                                               58,712
                                                                         $58,712

INSURANCE RELATED
      7,800 Storebrand ASA                                                55,282
                                                                         $55,282

MANUFACTURING
      3,733 Norsk Hydro ASA                                              157,896
      5,200 Tomra Systems ASA                                            100,833
                                                                        $258,729

OIL & GAS
      3,000 Petroleum Geo-Services ASA*                                   39,462
                                                                         $39,462

PAPER & FOREST PRODUCTS
        900 Norske Skogindustrier ASA  Class A                            37,864
        500 Norske Skogindustrier ASA Class B                             16,556
                                                                         $54,420

PRINTING & PUBLISHING
      2,000 Schibsted ASA                                                 24,607
                                                                         $24,607

TELEPHONE & TELECOMMUNICATIONS
     12,100 Telenor A/S*                                                  52,689
                                                                         $52,689

TRANSPORTATION
      1,300 Bergesen dy ASA  Series A                                     20,344
        700 Bergesen dy ASA Series B                                      10,081
                                                                         $30,425

TOTAL NORWAY               --- 0.5%                                     $709,361

PORTUGAL             --- 0.7%

ELECTRIC COMPANIES
     64,200 Electricidade de Portugal SA                                 212,176
                                                                        $212,176

FOREIGN BANKS
     58,300 Banco Comercial Portugues SA                                 309,269
      1,300 Banco Espirito Santo SA (registered)                          21,848
                                                                        $331,117

RETAIL
     14,100 Sonae SGPS SA                                                 15,886
     43,500 Sonae SGPS SA New Shares*                                     47,785
                                                                         $63,671

TELEPHONE & TELECOMMUNICATIONS
     33,100 Portugal Telecom SA (registered)                             302,696
      6,100 Telecel-Comunicacoes Pessoai*                                 66,437
                                                                        $369,133

TOTAL PORTUGAL             --- 0.7%                                     $976,097

SPAIN                --- 4.0%

COMPUTER SOFTWARE & SERVICES
     12,700 Terra Networks SA*                                           138,319
                                                                        $138,319

ELECTRIC COMPANIES
     28,900 Endesa SA                                                    492,486
                                                                        $492,486

FOREIGN BANKS
     87,453 Banco Bilbao Vizcaya Argentaria SA                         1,301,438
    123,514 Banco Santander Central Hispano                            1,322,027
                                                                      $2,623,465

OIL & GAS
     33,350 Repsol YPF SA                                                532,936
                                                                        $532,936

TELEPHONE & TELECOMMUNICATIONS
    116,300 Telefonica SA*                                             1,921,816
                                                                      $1,921,816

TOTAL SPAIN                --- 4.0%                                   $5,709,022

SWEDEN               --- 2.9%

COMMUNICATIONS - EQUIPMENT
    198,300 Ericsson LM Class B                                        2,259,260
                                                                      $2,259,260

FOREIGN BANKS
     81,585 Nordea AB                                                    618,232
                                                                        $618,232

INSURANCE RELATED
     28,000 Skandia Forsakrings AB                                       455,514
                                                                        $455,514

INVESTMENT BANK/BROKERAGE FIRM
      8,500 Investor AB Class A                                          127,921
     12,400 Investor AB Class B                                          185,300
                                                                        $313,221

RETAIL
     20,000 Hennes & Mauritz AB Class B                                  309,470
                                                                        $309,470

TELEPHONE & TELECOMMUNICATIONS
     24,600 Telia AB*                                                    126,448
                                                                        $126,448

TOTAL SWEDEN               --- 2.9%                                   $4,082,145

SWITZERLAND          --- 8.8%

ENGINEERING & CONSTRUCTION
      8,200 ABB Ltd                                                      874,144
                                                                        $874,144

FINANCIAL SERVICES
     12,100 UBS AG                                                     1,974,977
                                                                      $1,974,977

FOOD & BEVERAGES
      1,075 Nestle SA                                                  2,507,559
                                                                      $2,507,559

FOREIGN BANKS
      8,190 Credit Suisse Group (registered)                           1,556,631
                                                                      $1,556,631

PHARMACEUTICALS
      1,970 Novartis AG (registered)                                   3,482,907
        192 Roche Holding AG                                           1,956,137
         21 Roche Holding AG Bearer                                      260,475
                                                                      $5,699,519

TOTAL SWITZERLAND          --- 8.8%                                  $12,612,830

UNITED KINGDOM       --- 32.3%

AEROSPACE & DEFENSE
     40,191 BAE Systems PLC                                              229,343
                                                                        $229,343

BROADCAST/MEDIA
     51,000 British Sky Broadcasting Group PLC                           854,020
     21,771 Pearson PLC                                                  517,092
     39,266 Reuters Group PLC                                            664,567
                                                                      $2,035,679

ELECTRIC COMPANIES
     41,000 National Grid Group PLC                                      372,681
     50,570 Scottish Power PLC                                           399,614
                                                                        $772,295

FINANCIAL SERVICES
     11,000 Anglo American PLC                                           606,333
                                                                        $606,333

FOOD & BEVERAGES
     55,577 Cadbury Schweppes PLC                                        384,387
     93,703 Diageo PLC                                                 1,049,802
     79,478 Unilever PLC                                                 680,290
                                                                      $2,114,479

FOREIGN BANKS
     38,687 Abbey National PLC                                           704,468
     45,320 Barclays PLC                                               1,402,724
    252,752 HSBC Holdings PLC                                          3,718,975
     61,200 Halifax Group PLC                                            606,575
    150,482 Lloyds TSB Group PLC                                       1,591,513
     73,150 Royal Bank of Scotland Group PLC                           1,728,675
     30,589 Standard Chartered PLC                                       440,717
                                                                     $10,193,647

GOLD, METALS & MINING
     29,669 Rio Tinto PLC                                                522,084
                                                                        $522,084

INSURANCE RELATED
     61,468 CGNU PLC                                                     993,502
    141,000 Legal & General Group PLC                                    388,605
     53,974 Prudential PLC                                               868,346
                                                                      $2,250,453

INVESTMENT BANK/BROKERAGE FIRM
     17,000 3I Group PLC                                                 314,385
                                                                        $314,385

MISCELLANEOUS
     60,528 Granada Compass PLC*                                         658,686
                                                                        $658,686

OIL & GAS
    617,838 BP Amoco PLC                                               5,019,309
    271,749 Shell Transport & Trading Co PLC                           2,228,603
                                                                      $7,247,912

PHARMACEUTICALS
     48,650 AstraZeneca Group PLC                                      2,452,726
    170,277 GlaxoSmithKline PLC*                                       4,802,299
                                                                      $7,255,025

RETAIL
    187,624 Tesco PLC                                                    764,444
                                                                        $764,444

TELEPHONE & TELECOMMUNICATIONS
    179,282 British Telecommunications PLC                             1,531,882
     19,000 COLT Telecom Group PLC*                                      408,704
     76,067 Cable & Wireless PLC                                       1,026,069
     45,000 Energis PLC*                                                 302,495
     75,678 Marconi PLC                                                  812,814
  1,680,557 Vodafone AirTouch PLC                                      6,163,071
                                                                     $10,245,035

UTILITIES
     95,862 BG Group PLC                                                 375,180
    110,000 Centrica PLC                                                 425,994
                                                                        $801,174

TOTAL UNITED KINGDOM       --- 32.3%                                 $46,010,974

TOTAL COMMON STOCK --- 97.5%                                        $139,110,899
(Cost $133,004,522)

PREFERRED STOCK

GERMANY              --- 0.4%

COMPUTER SOFTWARE & SERVICES
      3,650 SAP AG                                                       520,902
                                                                        $520,902

TOTAL GERMANY              --- 0.4%                                     $520,902

GREECE               --- 0.0%

FOREIGN BANKS
        500 NIBID SA                                                       8,328
                                                                          $8,328

TOTAL GREECE               --- 0.0%                                       $8,328

TOTAL PREFERRED STOCK --- 0.4%                                          $529,230
(Cost $706,836)

SHORT-TERM INVESTMENTS

UNITED STATES        --- 2.1%

FINANCIAL SERVICES
  1,017,000 Household Finance Corp                                     1,016,449
                                                                      $1,016,449

U.S. GOVERNMENTS
  2,000,000 United States of America (1)                               1,997,555
                                                                      $1,997,555

TOTAL UNITED STATES        --- 2.1%                                   $3,014,004

TOTAL SHORT-TERM INVESTMENTS --- 2.1%                                 $3,014,004
(Cost $3,014,004)

TOTAL INDEX EUROPEAN PORTFOLIO --- 100.0%                           $142,654,133
(Cost $136,725,362)


The Maxim Series Fund

Index Pacific Portfolio

COMMON STOCK

AUSTRALIA            --- 7.5%

BROADCAST/MEDIA
     97,205 News Corp Ltd                                                756,235
      7,950 Publishing & Broadcasting Ltd                                 57,639
                                                                        $813,874

FINANCIAL SERVICES
     27,031 Lend Lease Corp Ltd                                          251,454
                                                                        $251,454

FOOD & BEVERAGES
    120,624 Foster's Brewing Group Ltd                                   316,385
                                                                        $316,385

FOREIGN BANKS
     95,617 Australia & New Zealand Banking Group Ltd                    764,072
     79,913 Commonwealth Bank of Australia                             1,372,374
     96,945 National Australia Bank Ltd                                1,552,062
    111,072 Westpac Banking Corp Ltd                                     814,369
                                                                      $4,502,877

GOLD, METALS & MINING
    112,980 BHP Ltd                                                    1,190,114
     31,558 Rio Tinto Ltd                                                516,230
     70,404 WMC Ltd                                                      299,569
                                                                      $2,005,913

INSURANCE RELATED
     69,420 AMP Ltd                                                      780,059
                                                                        $780,059

MISCELLANEOUS
     14,600 Brambles Industries Ltd                                      340,755
                                                                        $340,755

OIL & GAS
     42,300 Woodside Petroleum Ltd                                       346,645
                                                                        $346,645

RETAIL
     73,779 Coles Myer Ltd                                               286,009
                                                                        $286,009

TELEPHONE & TELECOMMUNICATIONS
    239,200 Cable & Wireless Optus Ltd*                                  494,475
    143,000 Telstra Corp Ltd                                             510,404
                                                                      $1,004,879

TOTAL AUSTRALIA            --- 7.5%                                  $10,648,850

HONG KONG            --- 8.8%

COMPUTER SOFTWARE & SERVICES
    689,010 Pacific Century CyberWorks Ltd                               446,096
                                                                        $446,096

ELECTRIC COMPANIES
    132,000 CLP Holdings Ltd                                             658,316
                                                                        $658,316

FOREIGN BANKS
    121,200 Hang Seng Bank Ltd                                         1,631,559
                                                                      $1,631,559

INVESTMENT BANK/BROKERAGE FIRM
    108,000 Henderson Land Development Co Ltd                            549,699
                                                                        $549,699

MISCELLANEOUS
    140,000 Citic Pacific Ltd                                            496,288
    270,700 Hutchison Whampoa Ltd                                      3,375,117
                                                                      $3,871,405

REAL ESTATE
    147,000 Cheung Kong Holdings Ltd                                   1,879,928
    152,157 Sun Hung Kai Properties Ltd                                1,516,713
                                                                      $3,396,641

TELEPHONE & TELECOMMUNICATIONS
    295,000 China Mobile Ltd*                                          1,611,175
    239,000 China Unicom Ltd*                                            366,165
                                                                      $1,977,340

TOTAL HONG KONG            --- 8.8%                                  $12,531,056

JAPAN                --- 75.6%

AUTO PARTS & EQUIPMENT
     55,000 Bridgestone Corp                                             500,876
     57,000 DENSO Corp                                                 1,232,837
                                                                      $1,733,713

AUTOMOBILES
     62,000 Honda Motor Co Ltd                                         2,312,784
    252,000 Nissan Motor Co Ltd*                                       1,451,979
    237,000 Toyota Motor Corp                                          7,574,868
                                                                     $11,339,631

BROADCAST/MEDIA
         14 Fuji Television Network Inc                                   97,583
        280 Nippon Television Network Corp                                94,886
                                                                        $192,469

BUILDING MATERIALS
     74,000 Asahi Glass Co Ltd                                           611,051
                                                                        $611,051

CHEMICALS
     91,000 Asahi Chemical Industry Co Ltd                               524,326
     27,000 Shin-Etsu Chemical Co Ltd                                  1,040,280
                                                                      $1,564,606

COMPUTER HARDWARE & SYSTEMS
    124,000 Fujitsu Ltd                                                1,828,511
      2,000 Itochu Techno-Science Corp                                   371,103
      5,300 Konami Co Ltd                                                397,732
      8,000 TDK Corp                                                     778,984
                                                                      $3,376,330

COMPUTER SOFTWARE & SERVICES
     20,549 Softbank Corp                                                714,357
                                                                        $714,357

COSMETICS & PERSONAL CARE
     39,000 Kao Corp                                                   1,133,800
                                                                      $1,133,800

DISTRIBUTORS
     98,000 Mitsubishi Corp                                              722,557
    100,000 Mitsui & Co Ltd                                              629,597
     67,000 Sumitomo Corp                                                482,259
                                                                      $1,834,413

ELECTRIC COMPANIES
     46,400 Chubu Electric Power Co Inc                                  796,764
     62,000 Kansai Electric Power Co Inc                               1,052,697
     85,700 Tokyo Electric Power Co Inc                                2,127,491
                                                                      $3,976,952

ELECTRONIC INSTRUMENTS & EQUIP
      6,300 Advantest Corp                                               590,280
     15,200 Fanuc Ltd                                                  1,034,186
    212,000 Hitachi Ltd                                                1,889,807
      2,420 Keyence Corp                                                 593,345
     12,100 Kyocera Corp                                               1,321,252
    132,000 Matsushita Electric Industrial Co Ltd                      3,155,516
    135,000 Mitsubishi Electric Corp                                     831,042
     15,000 Murata Manufacturing Co Ltd                                1,760,070
    103,000 NEC Corp                                                   1,885,026
    119,000 Sanyo Electric Co Ltd                                        989,930
     15,000 Secom Co Ltd                                                 978,546
     71,000 Sharp Corp                                                   856,725
     57,720 Sony Corp                                                  3,992,889
     47,000 Sumitomo Electric Industries Ltd                             771,261
    204,000 Toshiba Corp                                               1,364,764
                                                                     $22,014,639

ELECTRONICS - SEMICONDUCTOR
      8,000 Rohm Co Ltd                                                1,520,140
     11,000 Tokyo Electron Ltd                                           604,904
                                                                      $2,125,044

FINANCIAL SERVICES
      5,200 Orix Corp                                                    521,821
      5,000 Takefuji Corp                                                315,236
                                                                        $837,057

FOOD & BEVERAGES
     63,000 Kirin Brewery Co Ltd                                         564,352
                                                                        $564,352

FOREIGN BANKS
    178,000 Asahi Bank Ltd                                               606,322
    296,000 Bank of Tokyo-Mitsubishi Ltd                               2,947,040
     83,000 Mitsubishi Trust & Banking Corp                              571,261
        584 Mizuho Holdings Inc                                        3,620,595
    259,000 Sakura Bank Ltd                                            1,564,886
    184,000 Sanwa Bank Ltd                                             1,290,578
    199,000 Sumitomo Bank Ltd                                          2,044,019
     91,000 Sumitomo Trust & Banking Co Ltd                              619,151
    143,000 Tokai Bank Ltd                                               619,834
                                                                     $13,883,686

GOLD, METALS & MINING
    431,000 Nippon Steel Corp                                            713,301
                                                                        $713,301

INSURANCE RELATED
     98,000 Tokio Marine & Fire Insurance Co Ltd                       1,123,310
                                                                      $1,123,310

INVESTMENT BANK/BROKERAGE FIRM
     84,000 Daiwa Securities Group Inc                                   877,513
    116,000 Nikko Securities Co Ltd                                      898,949
    124,000 Nomura Securities Co Ltd                                   2,231,348
     25,000 Yamaichi Securities Co Ltd @*                                      0
                                                                      $4,007,810

LEISURE & ENTERTAINMENT
      6,000 Oriental Land Co Ltd                                         401,926
                                                                        $401,926

MACHINERY
      4,400 SMC Corp                                                     566,375
                                                                        $566,375

MANUFACTURING
    214,000 Mitsubishi Heavy Industries Ltd                              933,205
                                                                        $933,205

MEDICAL PRODUCTS
      7,000 Hoya Corp                                                    514,886
                                                                        $514,886

OFFICE EQUIPMENT & SUPPLIES
     56,000 Canon Inc                                                  1,961,471
     44,000 Ricoh Co Ltd                                                 812,960
                                                                      $2,774,431

PERSONAL LOANS
      9,300 ACOM Co Ltd                                                  686,506
                                                                        $686,506

PHARMACEUTICALS
     20,000 Fujisawa Pharmaceutical Co Ltd                               661,996
     29,000 Sankyo Co Ltd                                                695,797
     22,000 Taisho Pharmaceutical Co Ltd                                 595,271
     56,000 Takeda Chemical Industries Ltd                             3,314,886
     23,000 Yamanouchi Pharmaceutical Co Ltd                             994,921
                                                                      $6,262,871

PHOTOGRAPHY/IMAGING
     33,000 Fuji Photo Film Co Ltd                                     1,381,261
     23,000 Nikon Corp                                                   246,112
                                                                      $1,627,373

PRINTING & PUBLISHING
     48,000 Dai Nippon Printing Co Ltd                                   714,956
                                                                        $714,956

RAILROADS
        142 Central Japan Railway Co                                     874,133
        254 East Japan Railway Co                                      1,490,193
                                                                      $2,364,326

REAL ESTATE
     82,000 Mitsubishi Estate Co Ltd                                     876,007
                                                                        $876,007

RETAIL
      3,000 Fast Retailing Co Ltd                                        587,916
     27,000 Ito-Yokado Co Ltd                                          1,347,636
     53,000 Seven - Eleven Japan Co Ltd                                3,016,637
                                                                      $4,952,189

TELEPHONE & TELECOMMUNICATIONS
        205 DDI Corp                                                     989,098
         41 Japan Telecom Co Ltd                                         843,695
     12,000 Matsushita Communication Industrial Co Ltd                 1,507,881
        178 NTT Data Corp                                              1,184,588
        281 NTT DoCoMo Inc                                             4,847,385
        205 Nippon Telegraph & Telephone Corp                          1,477,364
                                                                     $10,850,011

TOYS
      9,000 Nintendo Co Ltd                                            1,417,776
                                                                      $1,417,776

TRANSPORTATION
     28,000 Yamato Transport Co Ltd                                      514,886
                                                                        $514,886

TOTAL JAPAN                --- 75.6%                                $107,204,245

KOREA                --- 0.2%

UNIT INVESTMENT TRUST
     20,000 iShares MSCI South Korea*                                    245,000
                                                                        $245,000

TOTAL KOREA                --- 0.2%                                     $245,000

NEW ZEALAND          --- 0.4%

AIRLINES
     19,400 Auckland Internatinal Airport Ltd                             26,955
                                                                         $26,955

BROADCAST/MEDIA
     22,100 Sky Network Television Ltd*                                   29,338
                                                                         $29,338

ELECTRIC COMPANIES
     36,400 Contact Energy Ltd                                            42,684
                                                                         $42,684

OIL & GAS
     20,609 Fletcher Challenge Energy                                     77,972
                                                                         $77,972

PAPER & FOREST PRODUCTS
    107,300 Carter Holt Harvey Ltd                                        77,868
                                                                         $77,868

PRINTING & PUBLISHING
     24,000 Independent Newspapers Ltd                                    34,090
                                                                         $34,090

RETAIL
     17,800 Warehouse Group Ltd                                           47,259
                                                                         $47,259

TELEPHONE & TELECOMMUNICATIONS
    111,926 Telecom Corp of New Zealand Ltd                              238,226
                                                                        $238,226

TOTAL NEW ZEALAND          --- 0.4%                                     $574,392

SINGAPORE            --- 3.2%

AIRLINES
     77,000 Singapore Airlines Ltd                                       763,783
                                                                        $763,783

ELECTRONICS - SEMICONDUCTOR
     43,000 Chartered Semiconductor Manufacturing Ltd*                   117,543
                                                                        $117,543

ENGINEERING & CONSTRUCTION
     89,000 Singapore Technologies Engineering Ltd                       143,201
                                                                        $143,201

FOREIGN BANKS
     76,000 DBS Group Holdings Ltd                                       859,054
     81,000 Oversea-Chinese Banking Corp Ltd                             602,595
     62,000 Overseas Union Bank Ltd                                      289,619
     66,000 United Overseas Bank Ltd                                     494,810
                                                                      $2,246,078

PRINTING & PUBLISHING
     23,000 Singapore Press Holdings Ltd                                 339,562
                                                                        $339,562

REAL ESTATE
    154,000 Capitaland Ltd*                                              266,436
     50,000 City Developments Ltd                                        232,122
    140,000 Pacific Century Region                Developments Ltd*       71,453
                                                                        $570,011

TELEPHONE & TELECOMMUNICATIONS
    195,000 Singapore Telecommunications Ltd                             302,509
                                                                        $302,509

TOTAL SINGAPORE            --- 3.2%                                   $4,482,687

THAILAND             --- 0.0%

TELEPHONE & TELECOMMUNICATIONS
     17,905 TelecomAsia Corp Public Co Ltd (rights) @*                         0
                                                                              $0

TOTAL THAILAND             --- 0.0%                                          $00

TOTAL COMMON STOCK --- 95.7%                                        $135,686,230
(Cost $158,226,547)

PREFERRED STOCK

AUSTRALIA            --- 0.5%

BROADCAST/MEDIA
    102,023 News Corp Ltd (vtg)                                          725,686
                                                                        $725,686

TOTAL AUSTRALIA            --- 0.5%                                     $725,686

TOTAL PREFERRED STOCK --- 0.5%                                          $725,686
(Cost $983,008)

SHORT-TERM INVESTMENTS

UNITED STATES        --- 3.8%

FINANCIAL SERVICES
  3,379,000 Household Finance Corp                                     3,377,169
                                                                      $3,377,169

U.S. GOVERNMENTS
  2,000,000 United States of America (1)                               1,997,555
                                                                      $1,997,555

TOTAL UNITED STATES        --- 3.8%                                   $5,374,724

TOTAL SHORT-TERM INVESTMENTS --- 3.8%                                 $5,374,724
(Cost $5,374,724)

TOTAL INDEX PACIFIC PORTFOLIO --- 100.0%                            $141,786,640
(Cost $164,584,279)






INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aggressive Profile Portfolio, Conservative Profile Portfolio, Moderate Profile Portfolio, Moderately Aggressive Profile Portfolio, and the Moderately Conservative Profile Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aggressive Profile Portfolio, Conservative Profile Portfolio, Moderate Profile Portfolio, Moderately Aggressive Profile Portfolio, and the Moderately Conservative Profile Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001




                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 18)

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                                                    MODERATELY      MODERATELY
                                                AGGRESSIVE      CONSERVATIVE       MODERATE       AGGRESSIVE       CONSERVATIVE
                                                  PROFILE          PROFILE         PROFILE          PROFILE           PROFILE
                                                 PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
                                               --------------    ------------    -------------   --------------    --------------
                                               --------------    ------------    -------------   --------------    --------------

ASSETS:
    Investments in securities,               $    27,212,773   $  17,488,212   $   37,927,356  $    53,037,539   $    16,188,359
    market value (1)                           --------------    ------------    -------------   --------------    --------------
                                               --------------    ------------    -------------   --------------    --------------

LIABILITIES:
    Due to investment advisor                         82,090          67,155          119,090          159,450            56,712
                                               --------------    ------------    -------------   --------------    --------------
                                               --------------    ------------    -------------   --------------    --------------

NET ASSETS                                   $    27,130,683   $  17,421,057   $   37,808,266  $    52,878,089   $    16,131,647
                                               ==============    ============    =============   ==============    ==============
                                               ==============    ============    =============   ==============    ==============

NET ASSETS REPRESENTED BY:
    Capital stock, $.10 par value            $     2,482,718   $   1,721,180   $    3,629,773  $     4,892,153   $     1,591,824
    Additional paid-in capital                    25,491,029      15,986,241       35,310,665       49,984,993        14,965,906
    Net unrealized depreciation                   (1,630,735)       (345,898)      (1,893,965)      (3,375,864)         (602,288)
      on investements
    Undistributed net investment                     685,079           1,180          306,989          816,832            77,818
      income
    Accumulated net realized gain                    102,592          58,354          454,804          559,975            98,387
      on investments
                                               --------------    ------------    -------------   --------------    --------------
                                               --------------    ------------    -------------   --------------    --------------

NET ASSETS                                   $    27,130,683   $  17,421,057   $   37,808,266  $    52,878,089   $    16,131,647
                                               ==============    ============    =============   ==============    ==============
                                               ==============    ============    =============   ==============    ==============

NET ASSET VALUE PER OUTSTANDING SHARE        $        1.0928   $      1.0122   $       1.0416  $        1.0809   $        1.0134
                                               ==============    ============    =============   ==============    ==============
                                               ==============    ============    =============   ==============    ==============
(Offering and Redemption Price)


MAXIM SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                                       MODERATELY    MODERATELY
                                                           AGGRESSIVE    CONSERVATIVE     MODERATE     AGGRESSIVE   CONSERVATIVE
                                                             PROFILE        PROFILE       PROFILE       PROFILE        PROFILE
                                                             PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                           -----------------------------------------------------------------------
                                                           ------------   ------------  ------------  ------------  --------------
INVESTMENT INCOME:
Income distributions received                            $      99,027  $     816,750 $     866,866 $     690,466 $       508,647
                                                           ------------   ------------  ------------  ------------  --------------
                                                           ------------   ------------  ------------  ------------  --------------

EXPENSES:
Management fees                                                 59,456         41,378        84,298       115,167          37,028
                                                           ------------   ------------  ------------  ------------  --------------
                                                           ------------   ------------  ------------  ------------  --------------

NET INVESTMENT INCOME                                           39,571        775,372       782,568       575,299         471,619
                                                           ------------   ------------  ------------  ------------  --------------
                                                           ------------   ------------  ------------  ------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain (loss) on investments                       (438,912)      (291,648)       (3,874)      206,590        (233,205)
Net capital gain distributions received                      2,009,523        483,465     2,161,206     3,500,772         656,990
Change in net unrealized depreciation on investments        (3,245,431)       (12,729)   (3,454,204)   (6,393,316)       (873,568)
   on investments                                          ------------   ------------  ------------  ------------  --------------
                                                           ------------   ------------  ------------  ------------  --------------

Net realized and unrealized gain (loss) on investments      (1,674,820)       179,088    (1,296,872)   (2,685,954)       (449,783)
                                                           ------------   ------------  ------------  ------------  --------------
                                                           ------------   ------------  ------------  ------------  --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING          $  (1,635,249) $     954,460 $    (514,304)$  (2,110,655)$        21,836
   FROM OPERATIONS
                                                           ============   ============  ============  ============  ==============
                                                           ============   ============  ============  ============  ==============

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                  AGGRESSIVE PROFILE          CONSERVATIVE PROFILE        MODERATE PROFILE
                                                  PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                                  ----------------------------------------------------------------------------------
                                                  --------------------------  --------------------------  --------------------------
                                                     2000          1999          2000          1999          2000          1999
                                                  ------------  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                       $      39,571 $      11,043 $     775,372 $     652,137 $     782,568 $     374,106
    Net realized gain (loss) on investments          (438,912)      238,902      (291,648)      (29,786)       (3,874)      257,538
    Net capital gain distributions received         2,009,523     1,492,154       483,465       400,100     2,161,206     1,753,966
    Change in net unrealized appreciation          (3,245,431)    1,280,891       (12,729)     (238,265)   (3,454,204)    1,118,806
       (depreciation) on investments
                                                  ------------  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------  ------------

    Net increase (decrease) in net assets          (1,635,249)    3,022,990       954,460       784,186      (514,304)    3,504,416
       resulting from operations
                                                  ------------  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------  ------------

DISTRIBUTIONS:
    From net investment income                       (659,741)      (14,587)     (869,615)     (652,372)   (1,486,045)     (374,487)
    From net realized gains                          (700,513)   (1,147,854)      (71,921)     (445,803)     (831,379)   (1,800,475)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------  ------------

    Total distributions                            (1,360,254)   (1,162,441)     (941,536)   (1,098,175)   (2,317,424)   (2,174,962)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------  ------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares              11,304,884     9,111,215     3,284,635     3,058,786    13,284,495    12,889,912
    Reinvestment of distributions                   1,360,254     1,162,441       941,536     1,098,175     2,317,424     2,174,962
    Redemptions of shares                          (1,545,926)     (735,683)   (3,960,496)   (2,220,077)   (2,922,590)   (1,034,559)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------  ------------

    Net increase in net assets resulting           11,119,212     9,537,973       265,675     1,936,884    12,679,329    14,030,315
       from share transactions
                                                  ------------  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------  ------------

    Total increase in net assets                    8,123,709    11,398,522       278,599     1,622,895     9,847,601    15,359,769

NET ASSETS:
    Beginning of period                            19,006,974     7,608,452    17,142,458    15,519,563    27,960,665    12,600,896
                                                  ------------  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------  ------------

    End of period  (1)                          $  27,130,683 $  19,006,974 $  17,421,057 $  17,142,458 $  37,808,266 $  27,960,665
                                                  ============  ============  ============  ============  ============  ============
                                                  ============  ============  ============  ============  ============  ============

OTHER INFORMATION:

SHARES:
    Sold                                            9,539,735     8,046,973     3,214,281     2,931,536    11,899,477    11,861,098
    Issued in reinvestment                          1,177,836       950,808       932,131     1,080,312     2,177,161     1,946,879
       of distributions
    Redeemed                                       (1,296,188)     (640,523)   (3,883,927)   (2,129,121)   (2,630,678)     (953,870)
                                                  ------------  ------------  ------------  ------------  ------------  ------------
                                                  ------------  ------------  ------------  ------------  ------------  ------------

    Net increase                                    9,421,383     8,357,258       262,485     1,882,727    11,445,960    12,854,107
                                                  ============  ============  ============  ============  ============  ============
                                                  ============  ============  ============  ============  ============  ============

(1)  Including undistributed                        $ 685,079 $     (39,811)$       1,180 $    (303,392)$     306,989 $    (103,307)
     (overdistributed) net investment
     income

                                                                                                                         (Continued)
See notes to financial statements.

MAXIM SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                MODERATELY AGGRESSIVE PROFILE PORTFOLIO   MODERATELY CONSERVATIVE PROFILE PORTFOLIO
                                                  ------------------------------------------------------------------------------
                                                  ----------------------------------         -----------------------------------
                                                       2000               1999                    2000                1999
                                                  ---------------     --------------         ---------------     ---------------
                                                  ---------------     --------------         ---------------     ---------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                       $        575,299    $       236,733        $        471,619    $        327,716
    Net realized gain (loss) on investments              206,590            742,913                (233,205)            (67,001)
    Net capital gain distributions received            3,500,772          2,298,966                 656,990             580,576
    Change in net unrealized appreciation             (6,393,316)         2,539,941                (873,568)            182,640
       (depreciation) on investments
                                                  ---------------     --------------         ---------------     ---------------
                                                  ---------------     --------------         ---------------     ---------------

    Net increase (decrease) in net assets             (2,110,655)         5,818,553                  21,836           1,023,931
       resulting from operations
                                                  ---------------     --------------         ---------------     ---------------
                                                  ---------------     --------------         ---------------     ---------------

DISTRIBUTIONS:
    From net investment income                        (1,590,318)          (237,229)               (606,008)           (327,902)
    From net realized gains                           (2,285,021)        (2,043,180)                (72,013)           (567,732)
                                                  ---------------     --------------         ---------------     ---------------
                                                  ---------------     --------------         ---------------     ---------------

    Total distributions                               (3,875,339)        (2,280,409)               (678,021)           (895,634)
                                                  ---------------     --------------         ---------------     ---------------
                                                  ---------------     --------------         ---------------     ---------------

SHARE TRANSACTIONS:
    Net proceeds from sales of shares                 21,230,276         17,130,738               3,936,290           4,114,880
    Reinvestment of distributions                      3,875,339          2,280,409                 678,021             895,634
    Redemptions of shares                             (2,710,980)        (1,545,929)             (1,498,962)         (1,052,905)
                                                  ---------------     --------------         ---------------     ---------------
                                                  ---------------     --------------         ---------------     ---------------

    Net increase in net assets resulting              22,394,635         17,865,218               3,115,349           3,957,609
       from share transactions
                                                  ---------------     --------------         ---------------     ---------------
                                                  ---------------     --------------         ---------------     ---------------

    Total increase in net assets                      16,408,641         21,403,362               2,459,164           4,085,906

NET ASSETS:
    Beginning of period                               36,469,448         15,066,086              13,672,483           9,586,577
                                                  ---------------     --------------         ---------------     ---------------
                                                  ---------------     --------------         ---------------     ---------------

    End of period  (1)                          $     52,878,089    $    36,469,448        $     16,131,647    $     13,672,483
                                                  ===============     ==============         ===============     ===============
                                                  ===============     ==============         ===============     ===============

OTHER INFORMATION:

SHARES:
    Sold                                              17,815,012         15,281,120               3,772,004           3,873,320
    Issued in reinvestment of distributions            3,437,120          1,892,423                 664,501             846,178
    Redeemed                                          (2,267,621)        (1,358,866)             (1,419,424)           (974,819)
                                                  ---------------     --------------         ---------------     ---------------
                                                  ---------------     --------------         ---------------     ---------------

    Net increase                                      18,984,511         15,814,677               3,017,081           3,744,679
                                                  ===============     ==============         ===============     ===============
                                                  ===============     ==============         ===============     ===============

(1)  Including undistributed (overdistributed)  $        816,832    $      (114,872)       $         77,818    $       (120,704)
        net investment
                                                                                                                     (Concluded)
See notes to financial statements.





MAXIM SERIES FUND, INC.

AGGRESSIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                 Period Ended December 31,
                                                 ---------------------------------------------------------
                                                 ---------------------------------------------------------
                                                    2000           1999           1998           1997
                                                 ------------   ------------   ------------  -------------
                                                 ------------   ------------   ------------  -------------
                                                                                                 (A)
Net Asset Value, Beginning of Period           $      1.2338  $      1.0794  $      0.9505 $       1.0000

Income from Investment Operations
                                                                                                   0.0000
Net investment income                                 0.0576         0.0036         0.0060         0.0047
Capital gain distributions received                   0.0271         0.0969         0.0286         0.0712
                                                 ------------   ------------   ------------  -------------
                                                 ------------   ------------   ------------  -------------

Total distributions received                          0.0847         0.1005         0.0346         0.0759

Net realized and unrealized gain (loss)              (0.1662)        0.1346         0.1061        (0.0432)
   on investments
                                                 ------------   ------------   ------------  -------------
                                                 ------------   ------------   ------------  -------------

Total Income (Loss) From Investment                  (0.0815)        0.2351         0.1407         0.0327
Operations
                                                 ------------   ------------   ------------  -------------
                                                 ------------   ------------   ------------  -------------

Less Distributions

From net investment income                           (0.0274)       (0.0011)       (0.0111)       (0.0127)
From net realized gains                              (0.0321)       (0.0796)       (0.0007)       (0.0695)
                                                 ------------   ------------   ------------  -------------
                                                 ------------   ------------   ------------  -------------

Total Distributions                                  (0.0595)       (0.0807)       (0.0118)       (0.0822)
                                                 ------------   ------------   ------------  -------------
                                                 ------------   ------------   ------------  -------------

Net Asset Value, End of Period                 $      1.0928  $      1.2338  $      1.0794 $       0.9505
                                                 ============   ============   ============  =============
                                                 ============   ============   ============  =============

Total Return                                          (6.82%)        21.83%         14.84%          3.31%

Net Assets, End of Period                      $  27,130,683  $  19,006,974  $   7,608,452 $      697,434

Ratio of Expenses to Average Net Assets                0.25%          0.25%          0.25%          0.25% *

Ratio of Net Investment Income to
Average Net Assets                                     0.17%          0.09%          0.97%          2.38% *

Portfolio Turnover Rate                               91.73%         77.51%         94.75%         59.90%


*Annualized

(A)  The portfolio commenced operations on September 9, 1997.

                                                                                               (Continued)

MAXIM SERIES FUND, INC.

CONSERVATIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                     Period Ended December 31,
                                                 -----------------------------------------------------------------------
                                                 -----------------------------------------------------------------------
                                                      2000               1999              1998              1997
                                                 ----------------   ---------------   ----------------  ----------------
                                                 ----------------   ---------------   ----------------  ----------------
                                                                                                              (A)
Net Asset Value, Beginning of Period           $          1.0114  $         1.0301  $          1.0088 $          1.0000

Income from Investment Operations
                                                                                                                 0.0000
Net investment income                                     0.0711            0.0428             0.0412            0.0145
Capital gain distributions received                       0.0191            0.0236             0.0149            0.0121
                                                 ----------------   ---------------   ----------------  ----------------
                                                 ----------------   ---------------   ----------------  ----------------

Total distributions received                              0.0902            0.0664             0.0561            0.0266

Net realized and unrealized gain (loss) on investments   (0.0319)          (0.0169)            0.0266            0.0094
                                                 ----------------   ---------------   ----------------  ----------------
                                                 ----------------   ---------------   ----------------  ----------------

Total Income From Investment Operations                   0.0583            0.0495             0.0827            0.0360
                                                 ----------------   ---------------   ----------------  ----------------
                                                 ----------------   ---------------   ----------------  ----------------

Less Distributions

From net investment income                               (0.0531)          (0.0406)           (0.0613)          (0.0159)
From net realized gains                                  (0.0044)          (0.0276)           (0.0001)          (0.0113)
                                                 ----------------   ---------------   ----------------  ----------------
                                                 ----------------   ---------------   ----------------  ----------------

Total Distributions                                      (0.0575)          (0.0682)           (0.0614)          (0.0272)
                                                 ----------------   ---------------   ----------------  ----------------
                                                 ----------------   ---------------   ----------------  ----------------

Net Asset Value, End of Period                 $          1.0122  $         1.0114  $          1.0301 $          1.0088
                                                 ================   ===============   ================  ================
                                                 ================   ===============   ================  ================

Total Return                                               5.86%             4.86%              8.25%             3.60%

Net Assets, End of Period                      $      17,421,057  $     17,142,458  $      15,519,563 $         268,416

Ratio of Expenses to Average Net Assets                    0.25%             0.25%              0.25%             0.25% *

Ratio of Net Investment Income to
Average Net Assets                                         4.69%             3.94%              4.81%             8.83% *

Portfolio Turnover Rate                                   63.09%            80.14%             99.16%            25.56%


*Annualized

(A)  The portfolio commenced operations on September 9, 1997.

                                                                                                             (Continued)

MAXIM SERIES FUND, INC.
MODERATE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                 Period Ended December 31,
                                                 --------------------------------------------------------
                                                 --------------------------------------------------------
                                                    2000           1999           1998          1997
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------
                                                                                                 (A)
Net Asset Value, Beginning of Period           $      1.1251  $      1.0503 $       0.9661 $      1.0000

Income from Investment Operations
                                                                                                  0.0000
Net investment income                                 0.0570         0.0226         0.0171        0.0090
Capital gain distributions received                   0.0311         0.0706         0.0159        0.0477
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------

Total distributions received                          0.0881         0.0932         0.0330        0.0567

Net realized and unrealized gain (loss)              (0.1029)        0.0780         0.0769       (0.0308)
   on investments
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------

Total Income (Loss) From Investment Operations       (0.0148)        0.1712         0.1099        0.0259
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------

Less Distributions

From net investment income                           (0.0443)       (0.0182)       (0.0257)      (0.0144)
From net realized gains                              (0.0244)       (0.0782)        0.0000       (0.0454)
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------

Total Distributions                                  (0.0687)       (0.0964)       (0.0257)      (0.0598)
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------

Net Asset Value, End of Period                 $      1.0416  $      1.1251 $       1.0503 $      0.9661
                                                 ============   ============  =============  ============
                                                 ============   ============  =============  ============

Total Return                                          (1.38%)        16.43%         11.41%         2.60%

Net Assets, End of Period                      $  37,808,266  $  27,960,665 $   12,600,896 $   1,044,081

Ratio of Expenses to Average Net Assets                0.25%          0.25%          0.25%         0.25% *

Ratio of Net Investment Income to
Average Net Assets                                     2.32%          1.91%          2.27%         5.51% *

Portfolio Turnover Rate                               76.55%        105.60%        114.39%        31.39%


*Annualized

(A)  The portfolio commenced operations on September 9, 1997.

                                                                                              (Continued)


MAXIM SERIES FUND, INC.

MODERATELY AGGRESSIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                  Period Ended December 31,
                                                  ---------------------------------------------------------
                                                  ---------------------------------------------------------
                                                     2000           1999           1998           1997
                                                  ------------   ------------   ------------  -------------
                                                  ------------   ------------   ------------  -------------
                                                                                                  (A)
Net Asset Value, Beginning of Period            $      1.2182  $      1.0668  $      0.9676 $       1.0000

Income from Investment Operations
                                                                                                    0.0000
Net investment income                                  0.0555         0.0142         0.0136         0.0075
Capital gain distributions received                    0.0330         0.0768         0.0284         0.0568
                                                  ------------   ------------   ------------  -------------
                                                  ------------   ------------   ------------  -------------

Total distributions received                           0.0885         0.0910         0.0420         0.0643

Net realized and unrealized gain (loss)               (0.1391)        0.1430         0.0790        (0.0279)
   on investments
                                                  ------------   ------------   ------------  -------------
                                                  ------------   ------------   ------------  -------------

Total Income (Loss) From Investment Operations        (0.0506)        0.2340         0.1210         0.0364
                                                  ------------   ------------   ------------  -------------
                                                  ------------   ------------   ------------  -------------

Less Distributions

From net investment income                            (0.0350)       (0.0099)       (0.0217)       (0.0141)
From net realized gains                               (0.0517)       (0.0727)       (0.0001)       (0.0547)
                                                  ------------   ------------   ------------  -------------
                                                  ------------   ------------   ------------  -------------

Total Distributions                                   (0.0867)       (0.0826)       (0.0218)       (0.0688)
                                                  ------------   ------------   ------------  -------------
                                                  ------------   ------------   ------------  -------------

Net Asset Value, End of Period                  $      1.0809  $      1.2182  $      1.0668 $       0.9676
                                                  ============   ============   ============  =============
                                                  ============   ============   ============  =============

Total Return                                           (4.34%)        22.05%         12.54%          3.66%

Net Assets, End of Period                       $  52,878,089  $  36,469,448  $  15,066,086 $    1,630,969

Ratio of Expenses to Average Net Assets                 0.25%          0.25%          0.25%          0.25% *

Ratio of Net Investment Income to
Average Net Assets                                      1.25%          0.96%          1.80%          4.19% *

Portfolio Turnover Rate                                74.26%        101.16%        123.12%         41.30%


*Annualized

(A)  The portfolio commenced operations on September 9, 1997.

                                                                                                (Continued)

MAXIM SERIES FUND, INC.

MODERATELY CONSERVATIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                 Period Ended December 31,
                                                 --------------------------------------------------------
                                                 --------------------------------------------------------
                                                    2000           1999           1998          1997
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------
                                                                                                 (A)
Net Asset Value, Beginning of Period           $      1.0598  $      1.0470 $       0.9909 $      1.0000

Income from Investment Operations
                                                                                                  0.0000
Net investment income                                 0.0546         0.0309         0.0266        0.0132
Capital gain distributions received                   0.0413         0.0450         0.0121        0.0182
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------

Total distributions received                          0.0959         0.0759         0.0387        0.0314

Net realized and unrealized gain (loss)              (0.0973)        0.0104         0.0576       (0.0085)
   on investments
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------

Total Income (Loss) From Investment Operations       (0.0014)        0.0863         0.0963        0.0229
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------

Less Distributions

From net investment income                           (0.0403)       (0.0271)       (0.0398)      (0.0151)
From net realized gains                              (0.0047)       (0.0464)       (0.0004)      (0.0169)
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------

Total Distributions                                  (0.0450)       (0.0735)       (0.0402)      (0.0320)
                                                 ------------   ------------  -------------  ------------
                                                 ------------   ------------  -------------  ------------

Net Asset Value, End of Period                 $      1.0134  $      1.0598 $       1.0470 $      0.9909
                                                 ============   ============  =============  ============
                                                 ============   ============  =============  ============

Total Return                                          (0.12%)         8.34%          9.75%         2.29%

Net Assets, End of Period                      $  16,131,647  $  13,672,483 $    9,586,577 $     534,975

Ratio of Expenses to Average Net Assets                0.25%          0.25%          0.25%         0.25% *

Ratio of Net Investment Income to
Average Net Assets                                     3.19%          2.70%          3.41%         6.02% *

Portfolio Turnover Rate                               80.88%        116.96%        112.09%        32.97%


*Annualized

(A)  The portfolio commenced operations on September 9, 1997.

                                                                                              (Concluded)


MAXIM SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000


1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Aggressive Profile, Conservative Profile, Moderate Profile, Moderately Aggressive Profile and Moderately Conservative Profile Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is: to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize equity investments for the Aggressive Profile; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize fixed income investments for the Conservative Profile; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund with a relatively equal emphasis on equity and fixed income investments for the Moderate Profile; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize equity investments, and to a lesser degree, in those that emphasize fixed income investments for the Moderately Aggressive Profile; and to seek capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize fixed income investments, and to a lesser degree, in those that emphasize equity investments for the Moderately Conservative Portfolio. Each Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Investments in shares of the underlying funds are carried at fair value (i.e., net asset value).

     Dividends

     Dividends from net investment income of the Portfolios are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.


     Federal Income Taxes

     For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. For the year ended December 31, 2000, the Aggressive Profile Portfolio reclassified $127,913 from accumulated net realized gain on investments to paid-in capital, $8,489 from paid-in capital to undistributed net investment income, and $1,336,571 from accumulated net realized gain on investments to undistributed net investment income. The Conservative Profile Portfolio reclassified $243,550 from paid-in capital to undistributed net investment income and $155,265 from accumulated net realized gain on investments to undistributed net investment income. The Moderate Profile Portfolio reclassified $81,646 from paid-in capital to undistributed net investment income and $1,032,127 from accumulated net realized gain on investments to undistributed net investment income. The Moderately Aggressive Profile Portfolio reclassified $162,873 from accumulated net realized gain on investments to paid-in capital, $61,573 from paid-in capital to undistributed net investment income, and $1,885,150 from accumulated net realized gain on investments to undistributed net investment income. The Moderately Conservative Profile Portfolio reclassified $332,911 from accumulated net realized gain on investments to undistributed net investment income and $96,852 from paid-in capital to accumulated net realized gain on investments. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .25% of the average daily net assets of the Portfolios. The Portfolios will also bear the indirect expense of the underlying investments. The total expenses at December 31, 2000 for each of the underlying investments were 1.34% of the average daily net assets of the American Century VP International Portfolio; 0.50% of the average daily net assets of the Maxim Bond Index Portfolio; 0.60% of the average daily net assets of the Maxim Short-Term Maturity Bond, Maxim Stock Index, Maxim U.S. Government Securities and Maxim Value Index Portfolios; 0.90% of the average daily net assets of the Maxim Loomis Sayles Corporate Bond Portfolio; 1.05% of the average daily net assets of the Maxim T. Rowe Price MidCap Growth Portfolio; 1.03% of the average daily net assets of the Maxim INVESCO Small-Cap Growth Portfolio; 1.16% of the average daily net assets of the Maxim Loomis Sayles Small-Cap Value Portfolio and 1.20% of the average daily net assets of the Maxim Index European and Maxim Index Pacific Portfolios.


3.   UNREALIZED APPRECIATION (DEPRECIATION)

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000, were as follows:

                              Cost For
                               Income                                                 Net
                                 Tax             Gross             Gross          Unrealized
                              Purposes       Appreciation      Depreciation      Depreciation
                             ------------    --------------    --------------    --------------

     Aggressive Profile
        Portfolio         $               $       138,334   $                 $
                               28,885,521                          (1,811,082)       (1,672,748)
     Conservative
        Profile                                   94,697
        Portfolio              17,942,035                           (548,520)         (453,823)
     Moderate Profile
        Portfolio                                 143,307
                               39,949,102                          (2,165,053)       (2,021,746)
     Moderately
        Aggressive
        Profile                                   263,335
        Portfolio              56,514,834                          (3,740,630)       (3,477,295)
     Moderately
        Conservative
        Profile                                   56,240
        Portfolio              16,879,070                           (746,951)         (690,711)


4.      INVESTMENT IN SHARES OF MUTUAL FUNDS

      Shares owned and related values at December 31, 2000 were as follows:

                                                                  Shares             Value
     Aggressive Profile Portfolio
           American Century VP International Portfolio                87,146  $        858,384
           Maxim Index European Portfolio                            330,148         3,418,409
           Maxim Index Pacific Portfolio                             350,818         2,972,021
           Maxim INVESCO Small-Cap Growth Portfolio                1,183,321         2,576,547
           Maxim Loomis Sayles Small-Cap Value Portfolio           1,722,127         2,748,448
           Maxim Stock Index Portfolio                               761,969         2,558,736
           Maxim T. Rowe Price Mid-Cap Growth Portfolio            5,139,928         8,027,087
           Maxim Value Index Portfolio                             2,464,317         4,053,141
                                                                                 --------------

                                                                              $     27,212,773
                                                                                 ==============

     Conservative Profile Portfolio
           Maxim Bond Index Portfolio                              1,365,943         1,757,192
           Maxim Loomis Sayles Corporate Bond Portfolio            1,714,334         1,759,391
           Maxim Short-Term Maturity Bond Portfolio                6,008,761         6,101,549
           Maxim Stock Index Portfolio                               502,816         1,688,486
           Maxim U.S. Government Securities Portfolio              3,227,807         3,506,871
           Maxim Value Index Portfolio                             1,626,237         2,674,723
                                                                                 --------------

                                                                              $     17,488,212
                                                                                 ==============


     Moderate Profile Portfolio
           American Century VP International Portfolio                62,036           611,050
           Maxim Bond Index Portfolio                              2,934,385         3,774,884
           Maxim Index European Portfolio                            280,927         2,908,766
           Maxim Index Pacific Portfolio                             298,502         2,528,814
           Maxim INVESCO Small-Cap Growth Portfolio                1,677,568         3,652,715
           Maxim Short-Term Maturity Bond Portfolio                5,532,729         5,618,167
           Maxim Stock Index Portfolio                             1,080,441         3,628,183
           Maxim T. Rowe Price MidCap Growth Portfolio             3,643,887         5,690,701
           Maxim U.S. Government Securities Portfolio              3,467,206         3,766,969
           Maxim Value Index Portfolio                             3,494,252         5,747,107
                                                                              $     37,927,356
                                                                                 --------------
                                                                                 ==============

     Moderately Aggressive Profile Portfolio
           American Century VP International Portfolio               170,188         1,676,357
           Maxim Index European Portfolio                            516,953         5,352,616
           Maxim Index Pacific Portfolio                             549,618         4,656,191
           Maxim INVESCO Small-Cap Growth Portfolio                2,316,955         5,044,908
           Maxim Short-Term Maturity Bond Portfolio                2,545,666         2,584,976
           Maxim Stock Index Portfolio                             2,237,756         7,514,514
           Maxim T. Rowe Price MidCap Growth Portfolio             6,707,706        10,475,505
           Maxim U.S. Government Securities Portfolio              7,178,355         7,798,969
           Maxim Value Index Portfolio                             4,823,585         7,933,503
                                                                                 --------------
                                                                              $     53,037,539
                                                                                 ==============

     Moderately Conservative Profile Portfolio
           American Century VP International Portfolio                26,358           259,625
           Maxim Bond Index Portfolio                              1,249,998         1,608,036
           Maxim Index European Portfolio                            119,653         1,238,911
           Maxim Index Pacific Portfolio                             127,129         1,076,997
           Maxim Short-Term Maturity Bond Portfolio                3,928,041         3,988,698
           Maxim Stock Index Portfolio                               460,178         1,545,304
           Maxim T. Rowe Price MidCap Growth Portfolio             1,034,701         1,615,905
           Maxim U.S. Government Securities Portfolio              2,215,441         2,406,981
           Maxim Value Index Portfolio                             1,488,329         2,447,902
                                                                                 --------------
                                                                              $     16,188,359
                                                                                 ==============







INDEPENDENT AUDITORS REPORT


To the Shareholders and Board of Directors of Maxim Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Aggressive Profile II Portfolio, Conservative Profile II Portfolio, Moderate Profile II Portfolio, Moderately Aggressive Profile II Portfolio, and the Moderately Conservative Profile II Portfolio of the Maxim Series Fund, Inc. (the Series) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Series management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aggressive Profile II Portfolio, Conservative Profile II Portfolio, Moderate Profile II Portfolio, Moderately Aggressive Profile II Portfolio, and the Moderately Conservative Profile II Portfolio of the Maxim Series Fund, Inc. as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





February 8, 2001



                                   MAXIM SERIES FUND, INC.

                      Financial Statements and Financial Highlights for
                          the Years Ended December 31, 2000 and 1999

                                         (Section 19)

MAXIM SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                                                              MODERATELY     MODERATELY
                                           AGGRESSIVE       CONSERVATIVE     MODERATE         AGGRESSIVE     CONSERVATIVE
                                           PROFILE II       PROFILE II       PROFILE II       PROFILE II     PROFILE II
                                           PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
                                          --------------   --------------   --------------   --------------   ---------------
                                          --------------   --------------   --------------   --------------   ---------------
ASSETS:
     Investments in securities, market  $    56,877,712  $     4,912,317  $    34,755,163  $    44,627,326  $      9,203,149
        value  (1)
     Subscriptions receivable                   139,824                0          191,767           81,023             6,630
                                          --------------   --------------   --------------   --------------   ---------------
                                          --------------   --------------   --------------   --------------   ---------------

     Total assets                            57,017,536        4,912,317       34,946,930       44,708,349         9,209,779
                                          --------------   --------------   --------------   --------------   ---------------
                                          --------------   --------------   --------------   --------------   ---------------

LIABILITIES:
     Due to investment advisor                   27,578            2,506           16,174           22,005             4,806
     Redemptions payable                              0           20,463                0                0                 0
                                          --------------   --------------   --------------   --------------   ---------------
                                          --------------   --------------   --------------   --------------   ---------------

     Total liabilities                           27,578           22,969           16,174           22,005             4,806
                                          --------------   --------------   --------------   --------------   ---------------
                                          --------------   --------------   --------------   --------------   ---------------

NET ASSETS                              $    56,989,958  $     4,889,348  $    34,930,756  $    44,686,344  $      9,204,973
                                          ==============   ==============   ==============   ==============   ===============
                                          ==============   ==============   ==============   ==============   ===============

NET ASSETS REPRESENTED BY:
     Capital stock, $.10 par value      $       578,827  $        49,822  $       363,380  $       465,743  $         95,974
     Additional paid-in capital              61,819,298        5,013,431       36,661,266       48,108,126         9,664,465
     Net unrealized depreciation             (5,880,944)        (191,503)      (2,268,616)      (4,223,064)         (604,695)
        on investments
     Undistributed net investment                     0              476              942              918               648
        income
     Accumulated net realized gain              472,777           17,122          173,784          334,621            48,581
        on investments
                                          --------------   --------------   --------------   --------------   ---------------
                                          --------------   --------------   --------------   --------------   ---------------

NET ASSETS                              $    56,989,958  $     4,889,348  $    34,930,756  $    44,686,344  $      9,204,973
                                          ==============   ==============   ==============   ==============   ===============
                                          ==============   ==============   ==============   ==============   ===============

NET ASSET VALUE PER OUTSTANDING SHARE   $        9.8458  $        9.8136  $        9.6127  $        9.5946  $         9.5911
                                          ==============   ==============   ==============   ==============   ===============
                                          ==============   ==============   ==============   ==============   ===============
(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
     Authorized                             100,000,000      100,000,000      100,000,000      100,000,000       100,000,000
     Outstanding                              5,788,269          498,221        3,633,804        4,657,431           959,744

(1)  Cost of investments in securities: $    62,758,656  $     5,103,820  $    37,023,779  $    48,850,390  $      9,807,844

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                                                                                                      MODERATELY     MODERATELY
                                                        AGGRESSIVE     CONSERVATIVE    MODERATE      AGGRESSIVE     CONSERVATIVE
                                                        PROFILE II     PROFILE II     PROFILE II     PROFILE II      PROFILE II
                                                        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                       -------------  -------------  -------------  -------------   -------------
                                                       -------------  -------------  -------------  -------------   -------------

INVESTMENT INCOME:
Income distributions received                        $      190,621 $      146,116 $      645,382 $      515,294  $      205,129
                                                       -------------  -------------  -------------  -------------   -------------
                                                       -------------  -------------  -------------  -------------   -------------

EXPENSES:
Management fees                                              27,353          2,405         15,869         21,666           4,706
                                                       -------------  -------------  -------------  -------------   -------------
                                                       -------------  -------------  -------------  -------------   -------------

NET INVESTMENT INCOME                                       163,268        143,711        629,513        493,628         200,423
                                                       -------------  -------------  -------------  -------------   -------------
                                                       -------------  -------------  -------------  -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                           (570,779)       (27,001)      (142,491)      (285,627)        (29,035)
Net capital gain distributions received                   3,503,096         74,992      1,246,082      2,110,403         233,120
Change in net unrealized depreciation on investments     (5,925,678)      (182,815)    (2,286,355)    (4,258,558)       (600,275)
                                                       -------------  -------------  -------------  -------------   -------------
                                                       -------------  -------------  -------------  -------------   -------------

Net realized and unrealized loss on investments          (2,993,361)      (134,824)    (1,182,764)    (2,433,782)       (396,190)
                                                       -------------  -------------  -------------  -------------   -------------
                                                       -------------  -------------  -------------  -------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING      $   (2,830,093)$        8,887 $     (553,251)$   (1,940,154) $     (195,767)
FROM OPERATIONS
                                                       =============  =============  =============  =============   =============
                                                       =============  =============  =============  =============   =============

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                        CONSERVATIVE PROFILE II                            MODERATE PROFILE II
                                                 PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                                               -------------------------    -------------------------    -------------------------
                                               -------------------------    -------------------------    -------------------------
                                                  2000          1999           2000          1999           2000          1999
                                               -----------   -----------    -----------   -----------    -----------   -----------
                                               -----------   -----------    -----------   -----------    -----------   -----------
                                                                (A)                          (B)                          (A)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                   $    163,268  $      3,659   $    143,711  $      8,319   $    629,513  $     17,434
     Net realized gain (loss) on investments     (570,779)       19,163        (27,001)        8,248       (142,491)       22,276
     Net capital gain distributions received    3,503,096       126,231         74,992        13,224      1,246,082        91,974
     Change in net unrealized appreciation     (5,925,678)nts    44,734       (182,815)       (8,688)    (2,286,355)       17,739
        (depreciation)
                                               -----------   -----------    -----------   -----------    -----------   -----------
                                               -----------   -----------    -----------   -----------    -----------   -----------

     Net increase (decrease) in net assets     (2,830,093)      193,787          8,887        21,103       (553,251)      149,423
        resulting from operations
                                               -----------   -----------    -----------   -----------    -----------   -----------
                                               -----------   -----------    -----------   -----------    -----------   -----------

DISTRIBUTIONS:
     From net investment income                (1,615,725)       (3,671)      (159,388)       (8,283)    (1,086,126)      (17,376)
     From net realized gains                   (1,080,710)      (71,755)       (32,385)       (3,839)      (540,280)      (46,280)
                                               -----------   -----------    -----------   -----------    -----------   -----------
                                               -----------   -----------    -----------   -----------    -----------   -----------

     Total distributions                       (2,696,435)      (75,426)      (191,773)      (12,122)    (1,626,406)      (63,656)
                                               -----------   -----------    -----------   -----------    -----------   -----------
                                               -----------   -----------    -----------   -----------    -----------   -----------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares         61,543,746     2,004,558      4,716,932       717,823     35,549,372     2,560,625
     Reinvestment of distributions              2,696,435        75,426        191,773        12,122      1,626,406        63,656
     Redemptions of shares                     (3,919,425)       (2,615)      (575,397)            0     (2,770,914)       (4,499)
                                               -----------   -----------    -----------   -----------    -----------   -----------
                                               -----------   -----------    -----------   -----------    -----------   -----------

     Net increase in net assets resulting      60,320,756     2,077,369      4,333,308       729,945     34,404,864     2,619,782
        from share transactions
                                               -----------   -----------    -----------   -----------    -----------   -----------
                                               -----------   -----------    -----------   -----------    -----------   -----------

     Total increase in net assets              54,794,228     2,195,730      4,150,422       738,926     32,225,207     2,705,549

NET ASSETS:
     Beginning of period                        2,195,730             0        738,926             0      2,705,549             0
                                               -----------   -----------    -----------   -----------    -----------   -----------
                                               -----------   -----------    -----------   -----------    -----------   -----------

     End of period  (1)                      $ 56,989,958  $  2,195,730   $  4,889,348  $    738,926   $ 34,930,756  $  2,705,549
                                               ===========   ===========    ===========   ===========    ===========   ===========
                                               ===========   ===========    ===========   ===========    ===========   ===========

OTHER INFORMATION:

SHARES:
     Sold                                       5,695,000       192,692        462,767        71,017      3,476,304       255,116
     Issued in reinvestment of                    269,427         6,900         19,245         1,185        166,427         6,161
        distributions
     Redeemed                                    (375,505)         (245)       (55,993)            0       (269,767)         (437)
                                               -----------   -----------    -----------   -----------    -----------   -----------
                                               -----------   -----------    -----------   -----------    -----------   -----------

     Net increase                               5,588,922       199,347        426,019        72,202      3,372,964       260,840
                                               ===========   ===========    ===========   ===========    ===========   ===========
                                               ===========   ===========    ===========   ===========    ===========   ===========

(1)  Including undistributed                 $          0  $        (12)  $        476  $         36   $        942  $         58
        (overdistributed) net investment
        income

Portfolio inception dates:  (A):   September 16, 1999;  (B):  September 30, 1999.

See notes to financial statements.                                                                                     (Continued)

MAXIM SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                            MODERATELY AGGRESSIVE            MODERATELY CONSERVATIVE
                                                        PROFILE II PORTFOLIO                  PROFILE II PORTFOLIO
                                                     ----------------------------         -----------------------------
                                                     ----------------------------         -----------------------------
                                                        2000            1999                 2000             1999
                                                     ------------   -------------         ------------    -------------
                                                     ------------   -------------         ------------    -------------
                                                                        (A)                                   (B)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                         $     493,628  $       16,137        $     200,423   $        7,491
     Net realized gain (loss) on investments            (285,627)         21,083              (29,035)           6,439
     Net capital gain distributions received           2,110,403         138,956              233,120           23,646
     Change in net unrealized appreciation            (4,258,558)         35,494             (600,275)          (4,420)
        (depreciation) on investme
                                                     ------------   -------------         ------------    -------------
                                                     ------------   -------------         ------------    -------------

     Net increase (decrease) in net assets            (1,940,154)        211,670             (195,767)          33,156
        resulting from operations
                                                     ------------   -------------         ------------    -------------
                                                     ------------   -------------         ------------    -------------

DISTRIBUTIONS:
     From net investment income                       (1,300,853)        (16,057)            (286,607)          (7,463)
     From net realized gains                            (766,093)        (76,038)             (88,216)         (10,569)
                                                     ------------   -------------         ------------    -------------
                                                     ------------   -------------         ------------    -------------

     Total distributions                              (2,066,946)        (92,095)            (374,823)         (18,032)
                                                     ------------   -------------         ------------    -------------
                                                     ------------   -------------         ------------    -------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                46,915,632       3,567,306            9,301,691          874,946
     Reinvestment of distributions                     2,066,946          92,095              374,823           18,032
     Redemptions of shares                            (4,054,231)        (13,879)            (809,053)               0
                                                     ------------   -------------         ------------    -------------
                                                     ------------   -------------         ------------    -------------

     Net increase in net assets resulting             44,928,347       3,645,522            8,867,461          892,978
        from share transactions
                                                     ------------   -------------         ------------    -------------
                                                     ------------   -------------         ------------    -------------

     Total increase in net assets                     40,921,247       3,765,097            8,296,871          908,102

NET ASSETS:
     Beginning of period                               3,765,097               0              908,102                0
                                                     ------------   -------------         ------------    -------------
                                                     ------------   -------------         ------------    -------------

     End of period  (1)                            $  44,686,344  $    3,765,097        $   9,204,973   $      908,102
                                                     ============   =============         ============    =============
                                                     ============   =============         ============    =============

OTHER INFORMATION:

SHARES:
     Sold                                              4,485,941         344,181              912,408           86,278
     Issued in reinvestment of distributions             211,343           8,644               38,381            1,752
     Redeemed                                           (391,394)         (1,284)             (79,075)               0
                                                     ------------   -------------         ------------    -------------
                                                     ------------   -------------         ------------    -------------

     Net increase                                      4,305,890         351,541              871,714           88,030
                                                     ============   =============         ============    =============
                                                     ============   =============         ============    =============

(1)  Including undistributed net investment income $         918  $           80        $         648   $           28

Portfolio inception dates:  (A):   September 16, 1999;
  (B):  September 27, 1999.
                                                                                                            (Concluded)

MAXIM SERIES FUND, INC.

AGGRESSIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the year ended December 31, 2000 and the period ended
December 31, 1999 are as follows:

                                                                  Period Ended December 31,
                                                              -----------------------------------
                                                              -----------------------------------
                                                                   2000                1999
                                                              ---------------     ---------------
                                                              ---------------     ---------------
                                                                                       (A)

Net Asset Value, Beginning of Period                        $        11.0146              9.7751

Income from Investment Operations
                                                                      0.0000              0.0000
Net investment income                                                 0.2989              0.0191
Capital gain distributions received                                   0.3543              0.6332
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total distributions received                                          0.6532              0.6523

Net realized and unrealized gain (loss) on investments               (1.3231)             0.9792
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total Income (Loss) From Investment Operations                       (0.6699)             1.6315
                                                              ---------------     ---------------
                                                              ---------------     ---------------


Less Distributions

From net investment income                                           (0.2988)            (0.0191)
From net realized gains                                              (0.2001)            (0.3729)
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total Distributions                                                  (0.4989)            (0.3920)
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Net Asset Value, End of Period                              $         9.8458             11.0146
                                                              ===============     ===============
                                                              ===============     ===============


Total Return                                                          (6.15%)             16.72%

Net Assets, End of Period                                   $     56,989,958           2,195,730

Ratio of Expenses to Average Net Assets                                0.10%               0.10% *

Ratio of Net Investment Income to Average Net Assets                   0.60%               1.63% *

Portfolio Turnover Rate                                              175.29%             114.40%

*Annualized

(A)  The portfolio commenced operations on September 16, 1999.

                                                                                      (Continued)

MAXIM SERIES FUND, INC.

CONSERVATIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the year ended December 31, 2000 and the period ended
December 31, 1999 are as follows:

                                                                  Period Ended December 31,
                                                              -----------------------------------
                                                              -----------------------------------
                                                                   2000               1999
                                                              ---------------    ----------------
                                                              ---------------    ----------------
                                                                                       (A)

Net Asset Value, Beginning of Period                        $        10.2341   $          9.9102

Income from Investment Operations
                                                                      0.0000              0.0000
Net investment income                                                 0.4357              0.1177
Capital gain distributions received                                   0.1182              0.1832
                                                              ---------------    ----------------
                                                              ---------------    ----------------

Total distributions received                                          0.5539              0.3009

Net realized and unrealized gain (loss) on investments               (0.4538)             0.1945
                                                              ---------------    ----------------
                                                              ---------------    ----------------

Total Income From Investment Operations                               0.1001              0.4954
                                                              ---------------    ----------------
                                                              ---------------    ----------------


Less Distributions

From net investment income                                           (0.4352)            (0.1172)
From net realized gains                                              (0.0854)            (0.0543)
                                                              ---------------    ----------------
                                                              ---------------    ----------------

Total Distributions                                                  (0.5206)            (0.1715)
                                                              ---------------    ----------------
                                                              ---------------    ----------------

Net Asset Value, End of Period                              $         9.8136   $         10.2341
                                                              ===============    ================
                                                              ===============    ================


Total Return                                                           0.95%               5.00%

Net Assets, End of Period                                   $      4,889,348   $         738,926

Ratio of Expenses to Average Net Assets                                0.10%               0.10%

Ratio of Net Investment Income to Average Net Assets                   5.98%               8.24%

Portfolio Turnover Rate                                               88.50%             176.32%

*Annualized

(A)  The portfolio commenced operations on September 30, 1999.

                                                                                      (Continued)

MAXIM SERIES FUND, INC.

MODERATE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the year ended December 31, 2000 and the period ended
December 31, 1999 are as follows:

                                                                  Period Ended December 31,
                                                              -----------------------------------
                                                              -----------------------------------
                                                                   2000                1999
                                                              ---------------     ---------------
                                                              ---------------     ---------------
                                                                                       (A)

Net Asset Value, Beginning of Period                        $        10.3724              9.7937

Income from Investment Operations
                                                                      0.0000              0.0000
Net investment income                                                 0.3712              0.0685
Capital gain distributions received                                   0.2170              0.3526
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total distributions received                                          0.5882              0.4211

Net realized and unrealized gain (loss) on investments               (0.8083)             0.4076
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total Income (Loss) From Investment Operations                       (0.2201)             0.8287
                                                              ---------------     ---------------
                                                              ---------------     ---------------


Less Distributions

From net investment income                                           (0.3711)            (0.0683)
From net realized gains                                              (0.1685)            (0.1817)
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total Distributions                                                  (0.5396)            (0.2500)
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Net Asset Value, End of Period                              $         9.6127             10.3724
                                                              ===============     ===============
                                                              ===============     ===============


Total Return                                                          (2.19%)              8.47%

Net Assets, End of Period                                   $     34,930,756           2,705,549

Ratio of Expenses to Average Net Assets                                0.10%               0.10%

Ratio of Net Investment Income to Average Net Assets                   3.98%               5.72%

Portfolio Turnover Rate                                              172.40%             113.22%

*Annualized

(A)  The portfolio commenced operations on September 16, 1999.

                                                                                      (Continued)

MAXIM SERIES FUND, INC.

MODERATELY AGGRESSIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the year ended December 31, 2000 and the period ended
December 31, 1999 are as follows:

                                                                  Period Ended December 31,
                                                              -----------------------------------
                                                              -----------------------------------
                                                                   2000                1999
                                                              ---------------     ---------------
                                                              ---------------     ---------------
                                                                                       (A)

Net Asset Value, Beginning of Period                        $        10.7103              9.8559

Income from Investment Operations
                                                                      0.0000              0.0000
Net investment income                                                 0.3296              0.0471
Capital gain distributions received                                   0.2796              0.3953
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total distributions received                                          0.6092              0.4424

Net realized and unrealized gain (loss) on investments               (1.2177)             0.6808
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total Income (Loss) From Investment Operations                       (0.6085)             1.1232
                                                              ---------------     ---------------
                                                              ---------------     ---------------


Less Distributions

From net investment income                                           (0.3296)            (0.0469)
From net realized gains                                              (0.1776)            (0.2219)
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total Distributions                                                  (0.5072)            (0.2688)
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Net Asset Value, End of Period                              $         9.5946             10.7103
                                                              ===============     ===============
                                                              ===============     ===============


Total Return                                                          (5.77%)             11.41%

Net Assets, End of Period                                   $     44,686,344           3,765,097

Ratio of Expenses to Average Net Assets                                0.10%               0.10% *

Ratio of Net Investment Income to Average Net Assets                   2.29%               4.76% *

Portfolio Turnover Rate                                              161.22%             105.09%

*Annualized

(A)  The portfolio commenced operations on September 16, 1999.

                                                                                      (Continued)

MAXIM SERIES FUND, INC.

MODERATELY CONSERVATIVE PROFILE II PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the year ended December 31, 2000 and the period ended
December 31, 1999 are as follows:

                                                                  Period Ended December 31,
                                                              -----------------------------------
                                                              -----------------------------------
                                                                   2000                1999
                                                              ---------------     ---------------
                                                              ---------------     ---------------
                                                                                       (A)

Net Asset Value, Beginning of Period                        $        10.3158              9.7877

Income from Investment Operations
                                                                      0.0000              0.0000
Net investment income                                                 0.3852              0.0870
Capital gain distributions received                                   0.1525              0.2686
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total distributions received                                          0.5377              0.3556

Net realized and unrealized gain (loss) on investments               (0.7730)             0.3819
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total Income (Loss) From Investment Operations                       (0.2353)             0.7375
                                                              ---------------     ---------------
                                                              ---------------     ---------------


Less Distributions

From net investment income                                           (0.3848)            (0.0867)
From net realized gains                                              (0.1046)            (0.1227)
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Total Distributions                                                  (0.4894)            (0.2094)
                                                              ---------------     ---------------
                                                              ---------------     ---------------

Net Asset Value, End of Period                              $         9.5911             10.3158
                                                              ===============     ===============
                                                              ===============     ===============


Total Return                                                          (2.35%)              7.54%

Net Assets, End of Period                                   $      9,204,973             908,102

Ratio of Expenses to Average Net Assets                                0.10%               0.10% *

Ratio of Net Investment Income to Average Net Assets                   4.28%               7.54% *

Portfolio Turnover Rate                                              103.51%              84.96%

*Annualized

(A)  The portfolio commenced operations on September 27, 1999.

                                                                                      (Concluded)

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

     Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the Aggressive Profile II, Conservative Profile II, Moderate Profile II, Moderately Aggressive Profile II and Moderately Conservative Profile II Portfolios (the Portfolios) are included herein and are represented by separate classes of beneficial interest of the Fund. The investment objective of each Portfolio is: to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize equity investments for the Aggressive Profile II; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize fixed income investments for the Conservative Profile II; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund with a relatively equal emphasis on equity and fixed income investments for the Moderate Profile II; to seek long-term capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize equity investments, and to a lesser degree, in those that emphasize fixed income investments for the Moderately Aggressive Profile II; and to seek capital appreciation primarily through investments in underlying portfolios of the Fund that emphasize fixed income investments, and to a lesser degree, in those that emphasize equity investments for the Moderately Conservative Profile II Portfolio. Each Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts, variable life policies and certain qualified retirement plans issued by Great-West Life & Annuity Insurance Company (the Company) and New England Financial.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

     Security Valuation

     Investments in shares of the underlying funds are carried at fair value (i.e., net asset value).

     Dividends

     Dividends from net investment income of the Portfolios are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolios, if any, are declared and reinvested at least annually in additional shares at net asset value.

     Security Transactions

     Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

     Dividend income for the Portfolios is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

     Federal Income Taxes

     For federal income tax purposes, each Portfolio of the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

     Classification of Distributions to Shareholders

     The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of deferral of wash sales, net operating losses and capital loss carryforwards. For the year ended December 31, 2000, the Aggressive Profile II Portfolio reclassified $1,452,469 from accumulated net realized gain on investments to undistributed net investment income, the Conservative Profile II Portfolio reclassified $16,117 from accumulated net realized gain on investments to undistributed net investment income, the Moderate Profile II Portfolio reclassified $457,497 from accumulated net realized gain on investments to undistributed net investment income, the Moderately Aggressive Profile II Portfolio reclassified $808,063 from accumulated net realized gain on investments to undistributed net investment income and the Moderately Conservative Profile II Portfolio reclassified $86,804 from accumulated net realized gain on investments to undistributed net investment income. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolios.

2.   INVESTMENT ADVISORY AGREEMENT

     The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, a wholly-owned subsidiary of the Company. As compensation for its services to the Fund, the investment advisor receives monthly compensation at the annual rate of .10% of the average daily net assets of the Portfolios. The Portfolios will also bear the indirect expense of the underlying investments. The total expenses at December 31, 2000 for each of the underlying investments, as a percentage of average daily net assets of each of the underlying funds, were as follows:

     American Century Income & Growth Fund  Advisor                     0.93%
     Berger Small Company Growth Investor                               1.60%
     Dreyfus Emerging Leaders Fund                                      1.26%
     INVESCO Blue Chip Growth Fund                                      1.03%
     INVESCO Dynamics Fund                                              1.03%
     INVESCO Select Income Fund                                         1.06%
     Janus Adviser Worldwide Fund                                       1.21%
     Janus Twenty Fund                                                  0.87%
     Lord Abbett Bond Debenture  A                                     0.92%
     Lord Abbett Growth Opportunities  A                               0.41%
     Maxim Ariel Small-Cap Value Portfolio                              1.27%
     Maxim Bond Index Portfolio                                         0.50%
     Maxim Global Bond Portfolio                                        1.30%
     Maxim Growth Index Portfolio                                       0.60%
     Maxim Index 400 Portfolio                                          0.60%
     Maxim Index 600 Portfolio                                          0.60%
     Maxim Index European Portfolio                                     1.20%
     Maxim Index Pacific Portfolio                                      1.19%
     Maxim INVESCO ADR Portfolio                                        1.14%
     Maxim INVESCO Small-Cap Growth Portfolio                           1.03%
     Maxim Loomis Sayles Corporate Bond Portfolio                       0.90%
     Maxim Loomis Sayles Small-Cap Value Portfolio                      1.16%
     Maxim Short-Term Maturity Bond Portfolio                           0.60%
     Maxim Stock Index Portfolio                                        0.60%
     Maxim T. Rowe Price MidCap Growth Portfolio                        1.05%
     Maxim U.S. Government Mortgage Securities Portfolio                0.60%
     Maxim Value Index Portfolio                                        0.60%
     MFS Capital Opportunities Fund  A                                 1.18%
     Nvest Growth & Income Fund  A                                     1.21%
     Orchard DJIA sm Index Fund                                         0.60%
     Orchard Index 600 Fund                                             0.60%
     Orchard NASDAQ-100 Index  Fund                                     0.60%
     Orchard S&P 500 Index  Fund                                        0.60%

3.   UNREALIZED APPRECIATION (DEPRECIATION)

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2000, were as follows:

                                  Cost For
                                   Income                                            Net
                                    Tax            Gross            Gross         Unrealized
                                  Purposes      Appreciation     Depreciation    Depreciation
                                -------------   -------------    ------------    -------------

     Aggressive Profile II
        Portfolio            $    63,050,476  $      403,766  $               $
                                                                   (6,576,530)      (6,172,764)

     Conservative Profile
        II Portfolio               5,133,902         30,068
                                                                     (251,653)        (221,585)

     Moderate Profile II
        Portfolio                 37,278,510         160,111
                                                                   (2,683,458)      (2,523,347)

     Moderately Aggressive
        Profile II Portfolio      49,075,502         249,895                        (4,448,176)
                                                                   (4,698,071)


     Moderately Conservative
        Profile II Portfolio       9,849,659         48,490
                                                                     (695,000)        (646,510)


4.      INVESTMENT IN SHARES OF MUTUAL FUNDS

      Shares owned and related values at December 31, 2000 were as follows:

                                                                  Shares             Value
                                                               --------------    --------------
     Aggressive Profile II Portfolio
           American Century Income & Growth Fund  Advisor             38,761  $      1,169,801
           Berger Small Company Growth Investor                      390,975         1,872,770
           Dreyfus Emerging Leaders Fund                                  19               742
           INVESCO Blue Chip Growth Fund                             185,952           957,652
           INVESCO Dynamics Fund                                     114,489         2,721,414
           Janus Adviser Worldwide Fund                               92,323         3,434,424
           Janus Twenty Fund                                          19,413         1,063,814
           Lord Abbett Growth Opportunities  A                       140,763         2,932,085
           Maxim Ariel Small-Cap Value Portfolio                   2,192,080         2,054,472
           Maxim Growth Index Portfolio                              560,152         1,087,290
           Maxim Index 400 Portfolio                                 761,412         8,867,821
           Maxim Index 600 Portfolio                                 351,304         4,032,804
           Maxim Index European Portfolio                            359,149         3,718,689
           Maxim Index Pacific Portfolio                             383,343         3,247,568
           Maxim INVESCO ADR Portfolio                             2,256,877         3,619,129
           Maxim INVESCO Small-Cap Growth Portfolio                  861,288         1,875,356
           Maxim Loomis Sayles Small-Cap Value Portfolio           1,249,941         1,994,858
           Maxim Stock Index Portfolio                               468,415         1,572,964
           Maxim T. Rowe Price MidCap Growth Portfolio             1,864,195         2,911,335
           Maxim Value Index Portfolio                               745,458         1,226,079
           MFS Capital Opportunities Fund  A                          87,739         1,569,652
           Nvest Growth & Income Fund  A                              85,822         1,183,489
           Orchard DJIA sm Index Fund                                126,366         1,212,044
           Orchard NASDAQ-100 Index Fund                             166,058         1,003,276
           Orchard S&P 500 Index Fund                                104,703         1,548,184
                                                                                 --------------

                                                                              $     56,877,712
                                                                                 ==============


                                                                  Shares             Value
                                                               --------------    --------------
     Conservative Profile II Portfolio
           American Century Income & Growth Fund  Advisor             3,349  $&       101,085
           INVESCO Blue Chip Growth Fund                              16,418            84,555
           INVESCO Select Income Fund                                 67,181           398,386
           Janus Twenty Fund                                           1,671            91,580
           Lord Abbett Bond Debenture  A                              47,855           393,846
           Maxim Bond Index Portfolio                                311,664           400,934
           Maxim Growth Index Portfolio                               48,474            94,090
           Maxim Loomis Sayles Corporate Bond Portfolio              391,238           401,520
           Maxim Short-Term Maturity Bond Portfolio                1,715,220         1,741,707
           Maxim Stock Index Portfolio                                40,004           134,337
           Maxim U.S. Government Mortgage Securities Portfolio       342,550           400,307
           Maxim Value Index Portfolio                                64,397           105,916
           MFS Capital Opportunities Fund  A                           7,599           135,949
           Nvest Growth & Income Fund  A                               7,414           102,241
           Orchard DJIA sm Index Fund                                 10,933           104,860
           Orchard NASDAQ-100 Index Fund                               9,047           133,774
           Orchard S&P 500 Index Fund                                 14,438            87,230
                                                                                 --------------

                                                                              $      4,912,317
                                                                                 ==============


                                                                       Shares             Value
                                                                   --------------    --------------
     Moderate Profile II Portfolio
           American Century Income & Growth Fund  Advisor             22,304  $        673,137
           Berger Small Company Growth Investor                      127,304           609,787
           INVESCO Blue Chip Growth Fund                              91,618           471,832
           INVESCO Dynamics Fund                                      31,666           752,708
           INVESCO Select Income Fund                                224,919         1,333,767
           Janus Adviser Worldwide Fund                               31,830         1,184,077
           Janus Twenty Fund                                          11,044           605,184
           Lord Abbett Bond Debenture  A                             154,930         1,275,075
           Lord Abbett Growth Opportunities   A                       45,126           939,980
           Maxim Ariel Small-Cap Value Portfolio                     633,608           593,833
           Maxim Bond Index Portfolio                              1,042,307         1,340,856
           Maxim Global Bond Portfolio                               219,468         2,142,083
           Maxim Growth Index Portfolio                              322,276           625,557
           Maxim Index 400 Portfolio                                 218,115         2,540,289
           Maxim Index European Portfolio                            124,065         1,284,593
           Maxim Index Pacific Portfolio                             105,773           896,073
           Maxim INVESCO ADR Portfolio                               781,510         1,253,230
           Maxim INVESCO Small-Cap Growth Portfolio                  278,641           606,708
           Maxim Loomis Sayles Corporate Bond Portfolio            1,309,059         1,343,464
           Maxim Loomis Sayles Small-Cap Value Portfolio             362,837           579,075
           Maxim Short-Term Maturity Bond Portfolio                4,918,919         4,994,878
           Maxim Stock Index Portfolio                               253,027           849,680
           Maxim T. Rowe Price MidCap Growth Portfolio               535,466           836,244
           Maxim U.S. Government Mortgage Securities Portfolio     1,145,343         1,338,459
           Maxim Value Index Portfolio                               412,444           678,360
           MFS Capital Opportunities Fund   A                         47,905           857,021
           Nvest Growth & Income Fund - A                             49,324           680,176
           Orchard DJIA sm Index Fund                                 75,569           724,829
           Orchard Index 600 Fund                                    106,087         1,217,827
           Orchard NASDAQ-100 Index Fund                              94,801           572,764
           Orchard S&P 500 Index  Fund                                64,493           953,617
                                                                              $     34,755,163
                                                                                 --------------
                                                                                 ==============

                                                                  Shares             Value
           Moderately Aggressive Profile II Portfolio
           American Century Income & Growth Fund   Advisor            36,723  $1,    1,108,292
           Berger Small Company Growth Investor                      173,949           833,216
           Dreyfus Emerging Leaders Fund                                  26             1,041
           INVESCO Blue Chip Growth Fund                             175,008           901,293
           INVESCO Dynamics Fund                                      59,651         1,417,907
           INVESCO Select Income Fund                                227,705         1,350,288
           Janus Adviser Worldwide Fund                               58,190         2,164,686
           Janus Twenty Fund                                          18,239           999,507
           Lord Abbett Bond Debenture   A                            165,180         1,359,433
           Lord Abbett Growth Opportunities   A                       72,783         1,516,067
           Maxim Ariel Small-Cap Value Portfolio                   1,141,311         1,069,665
           Maxim Bond Index Portfolio                                998,695         1,284,753
           Maxim Growth Index Portfolio                              530,130         1,029,015
           Maxim Index 400 Portfolio                                 383,957         4,471,771
           Maxim Index European Portfolio                            226,674         2,347,017
           Maxim Index Pacific Portfolio                             231,378         1,960,163
           Maxim INVESCO ADR Portfolio                             1,424,853         2,284,894
           Maxim INVESCO Small-Cap Growth Portfolio                  359,980           783,817
           Maxim Loomis Sayles Corporate Bond Portfolio            1,340,015         1,375,233
           Maxim Loomis Sayles Small-Cap Value Portfolio             499,446           797,096
           Maxim Short-Term Maturity Bond Portfolio                2,238,027         2,272,588
           Maxim Stock Index Portfolio                               430,213         1,444,680
           Maxim T. Rowe Price MidCap Growth Portfolio               975,722         1,523,796
           Maxim U.S. Government Mortgage Securities Portfolio     1,173,250         1,371,071
           Maxim Value Index Portfolio                               691,134         1,136,730
           MFS Capital Opportunities Fund   A                         81,563         1,459,158
           Nvest Growth & Income Fund   A                             82,877         1,142,868
           Orchard DJIA sm Index Fund                                120,832         1,158,972
           Orchard Index 600 Fund                                    138,611         1,591,183
           Orchard NASDAQ-100 Index   Fund                           159,432           963,248
           Orchard S&P 500 Index   Fund                              101,977         1,507,878
                                                                              $     44,627,326
                                                                                ==============


                                                                  Shares             Value
                                                               --------------    --------------
     Moderately Conservative Profile II Portfolio
     ---------------------------------------------------------
           American Century Income & Growth Fund   Advisor             6,289  $        189,812
           INVESCO Blue Chip Growth Fund                              30,937           159,326
           INVESCO Dynamics Fund                                       6,215           147,730
           INVESCO Select Income Fund                                 79,009           468,523
           Janus Adviser Worldwide Fund                                9,001           334,842
           Janus Twenty Fund                                           3,128           171,405
           Lord Abbett Bond Debenture   A                             56,248           462,925
           Lord Abbett Growth Opportunities   A                        7,644           159,233
           Maxim Bond Index Portfolio                                366,367           471,306
           Maxim Growth Index Portfolio                               90,853           176,351
           Maxim Index 400 Portfolio                                  41,248           480,393
           Maxim Index European Portfolio                             35,028           362,682
           Maxim Index Pacific Portfolio                              37,384           316,702
           Maxim INVESCO ADR Portfolio                               220,057           352,885
           Maxim Loomis Sayles Corporate Bond Portfolio              459,994           472,083
           Maxim Short-Term Maturity Bond Portfolio                2,303,971         2,339,549
           Maxim Stock Index Portfolio                                75,112           252,229
           Maxim T. Rowe Price MidCap Growth Portfolio               101,798           158,979
           Maxim U.S. Government Mortgage Securities Portfolio       402,630           470,517
           Maxim Value Index Portfolio                               121,037           199,074
           MFS Capital Opportunities Fund   A                         14,265           255,201
           Nvest Growth & Income Fund   A                             13,926           192,039
           Orchard DJIA sm Index Fund                                 20,442           196,071
           Orchard NASDAQ-100 Index   Fund                            26,844           162,187
           Orchard S&P 500 Index   Fund                               16,982           251,105
                                                                                 --------------


                                                                              $      9,203,149
                                                                                 ==============
